Exhibit 10.1

EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT dated as of June 14, 2012 (this “Agreement”), to the Amended and Restated Credit Agreement dated as of November 25, 2009, as heretofore amended and restated as of January 3, 2011 (the “Existing Credit Agreement”), among ASCENA RETAIL GROUP, INC., a Delaware corporation (the “Company”), the other LOAN PARTIES hereto, the LENDERS party hereto, the ISSUING BANKS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent and the Swingline Lender.

The Company has requested certain amendments to the Existing Credit Agreement, and the Lenders party hereto (which constitute all the Lenders party to the Existing Credit Agreement), the Issuing Banks party hereto (which constitute all the Issuing Banks party to the Existing Credit Agreement), the Swingline Lender and the Administrative Agent are willing to agree to such amendments on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. (a) As used in this Agreement, the following terms have the meanings specified below:

“Acquired Company Acquisition Agreement Representations” means the representations and warranties made by the Acquired Company in the Acquisition Agreement, but only to the extent that the Company or Merger Sub have the right under the Acquisition Agreement not to consummate the Tender Offer or the Merger as a result of such representations and warranties in the Acquisition Agreement being inaccurate.

“Commitment Letter” means the Amended and Restated Commitment Letter dated May 11, 2012, among JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, Bank of America, N.A, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the Company.

“Specified Representations” means the representations and warranties set forth in Section 3.01, 3.02(a), 3.03(b), 3.03(c), 3.08, 3.14, 3.15 and 3.16 of the Restated Credit Agreement.

(b) Except as expressly specified otherwise, terms defined in the Restated Credit Agreement used but not otherwise defined herein have the meanings assigned to them in the Restated Credit Agreement.

SECTION 2. Amendment and Restatement of the Existing Credit Agreement. Effective as of the Second Restatement Effective Date (as defined below), (a) the Existing Credit Agreement is hereby amended and restated to be in the form attached as Exhibit A (the Existing Credit Agreement, as so amended and restated, being referred to as the “Restated Credit Agreement”) and (b) the Schedules and Exhibits to the Existing Credit Agreement are hereby replaced with the Schedules and Exhibits attached to the Restated Credit Agreement.

SECTION 3. Representations and Warranties. The Loan Parties represent and warrant to each other party hereto that:

(a) this Agreement has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) the representations and warranties of each Loan Party set forth in the Restated Credit Agreement and the other Loan Documents are true and correct on and as of the Second Restatement Effective Date; and

(c) as of the Second Restatement Effective Date, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. The amendment and restatement of the Existing Credit Agreement and the Schedules and Exhibits thereto as set forth in Section 2 hereof shall become effective on the first date (the “Second Restatement Effective Date”) on which the following conditions shall have been satisfied:

(a) The Administrative Agent shall have executed a counterpart hereto and shall have received from the Company and each Designated Subsidiary (including, subject to the final paragraph of this Section, the Acquired Company and such of its subsidiaries as constitute Designated Subsidiaries), each Lender, each Issuing Bank and the Swingline Lender either (i) a counterpart of this Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have executed a counterpart to the Restated Security Agreement and shall have received from the Company and each Designated Subsidiary (including, subject to the final paragraph of this Section, the Acquired Company and such of its subsidiaries as constitute Designated Subsidiaries), either (i) a counterpart of the Restated Security Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission) that such party has signed a counterpart of the Restated Security Agreement.

(c) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Lenders and the Issuing Banks and dated the Second Restatement Effective Date) of (i) Proskauer Rose LLP, New York counsel for the Loan Parties, (ii) Drinker Biddle & Reath LLP, counsel for the Acquired Company and California and Pennsylvania counsel to certain of the Loan Parties, (iii)

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Day Pitney LLP, Connecticut counsel to certain of the Loan Parties, (iv) Baker Donelson, Bearman, Caldwell & Berkowitz, PC, Tennessee counsel to certain of the Loan Parties, (v) Harrison & Moberly, LLP, Indiana counsel to certain of the Loan Parties, (vi) Willcox & Savage PC, Virginia counsel to certain of the Loan Parties, (vii) Thompson Hine LLP, Ohio counsel to certain of the Loan Parties and (viii) Greenberg Traurig LLP, Nevada counsel to certain of the Loan Parties, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent.

(e) The Administrative Agent shall have received a certificate, dated the Second Restatement Effective Date and signed by the chief financial officer of the Company, certifying satisfaction of the conditions set forth in paragraph (i), the first sentence of paragraph (j), the first sentence of paragraph (l) and paragraph (n).

(f) The Administrative Agent shall have received a certificate, dated the Second Restatement Effective Date and signed by the chief financial officer of the Company, as to the solvency of the Loan Parties on a consolidated basis after giving effect to the Transactions, in form and substance reasonably satisfactory to the Administrative Agent.

(g) The Administrative Agent shall have received, with respect to the Acquisition, a certificate of a Financial Officer of the Company required to be delivered pursuant to Section 6.04(h) of the Restated Credit Agreement.

(h) The Administrative Agent shall have received a completed Borrowing Base Certificate, which shall be dated the Second Restatement Effective Date and signed by a Financial Officer of the Company and shall set forth information required therein as of April 28, 2012, on a pro forma basis after giving effect to the Acquisition, together with supporting information and any additional reports with respect to the Borrowing Base that the Administrative Agent may reasonably request.

(i) The representations and warranties set forth in Section 3 hereof shall be true and correct in all material respects as of the Second Restatement Effective Date.

(j) The Collateral and Guarantee Requirement shall have been satisfied (subject to the final paragraph of this Section). The Administrative Agent shall have received a completed Perfection Certificate, in form reasonably satisfactory to the Administrative Agent, dated the Second Restatement Effective Date and signed by an executive officer or a Financial Officer of each of the Company and the Acquired Company, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the

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Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted under Section 6.02 of the Restated Credit Agreement or have been, or substantially contemporaneously with the occurrence of the Second Restatement Effective Date will be, released.

(k) The Administrative Agent shall have received evidence that the insurance required by Section 5.07 of the Restated Credit Agreement is in effect, together with endorsements naming the Administrative Agent, for the benefit of the Lender Parties, as additional insured and loss payee thereunder to the extent required under Section 5.07 of the Restated Credit Agreement and Section 4.10 of the Restated Security Agreement.

(l) The Acquisition shall have been consummated, or substantially concurrently with the Second Restatement Effective Date shall be consummated, pursuant to and on the terms set forth in the Acquisition Agreement (and the Acquired Company shall have become, or substantially concurrently with the Second Restatement Effective Date shall become, a wholly owned Subsidiary of the Company), and all conditions precedent to the consummation of the Offer (as defined in the Acquisition Agreement as in effect on the original date thereof) and the Merger (as defined in the Acquisition Agreement as in effect on the original date thereof) shall have been satisfied, in each case without giving effect to any amendments, waivers or consents that are adverse in any material respect to the Loan Parties that have not been approved by the Arrangers. The Administrative Agent shall have received a copy of the Acquisition Agreement, certified by a Financial Officer or other executive officer of the Company as being complete and correct and as enclosing all closing certificates, opinions and other closing documents delivered in satisfaction of the closing conditions set forth in the Acquisition Agreement.

(m) All principal, premium, if any, interest, fees and other amounts due or outstanding under the Existing Acquired Company Credit Agreement shall have been paid in full, or substantially concurrently with the Second Restatement Effective Date shall be paid in full, the commitments and letters of credit outstanding thereunder shall have been terminated, or substantially concurrently with the Second Restatement Effective Date shall be terminated or backstopped by Letters of Credit, and all Guarantees and Liens existing in connection therewith shall have been discharged and released, or substantially concurrently with the Second Restatement Effective Date shall be released, and the Administrative Agent shall have received reasonably satisfactory evidence thereof.

(n) After giving effect to the Acquisition and the other Transactions, Availability shall be not less than $50,000,000.

(o) The Lenders shall have received projections for the Company and the Subsidiaries through end of the sixth fiscal year of the Company after the Second Restatement Effective Date.

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(p) The Lenders shall have received the financial statements, opinions and certificates referred to in Section 3.04.

(q) The Administrative Agent and the Arrangers shall have received all fees and other amounts due and payable to the Administrative Agent and the Arrangers on or prior to the Second Restatement Effective Date, including, to the extent invoiced, reimbursement of all reasonable out-of-pocket expenses (including the reasonable fees, charges and disbursements of counsel) required to be reimbursed by the Company under the Commitment Letter, the Existing Credit Agreement, the Restated Credit Agreement or any other Loan Document, as applicable.

(r) The Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, at least five Business Days prior to the Second Restatement Effective Date.

Notwithstanding anything to the contrary in clause (i) above, the only representations and warranties relating to the Acquired Company and its subsidiaries the making of which shall be a condition to the effectiveness of the amendment and restatement of the Existing Credit Agreement and the Schedules and Exhibits thereto as provided herein shall be the Acquired Company Acquisition Agreement Representations and the Specified Representations. Notwithstanding the foregoing conditions, solely with respect to the matters expressly identified in the Post-Closing Letter Agreement, the satisfaction of the foregoing conditions shall not be required on the Second Restatement Effective Date, and shall not be a condition to the effectiveness of the amendment and restatement of the Existing Credit Agreement and the Schedules and Exhibits thereto as provided herein, but shall be required to be accomplished in accordance with the Post-Closing Letter Agreement.

SECTION 5. Reaffirmation. Each of the Loan Parties party to the Existing Credit Agreement hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Agreement and the transactions contemplated hereby. Each such Loan Party hereby consents to this Agreement and the transactions contemplated hereby, and hereby (a) reaffirms and confirms its guarantees, pledges, grants of security interests and other obligations, as applicable, under the Loan Guarantee and each Collateral Document to which it is party, (b) affirms and confirms its obligations to indemnify and other commitments and obligations under the Loan Documents to which it is a party, as applicable, and (c) agrees that, notwithstanding the effectiveness of this Agreement or the transactions contemplated hereby, (i) the Loan Guarantee and each Collateral Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other obligations thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Lender Parties. Each such Loan Party hereby confirms and agrees that obligations under the Restated Credit Agreement and the Restated Security Agreement constitute “Obligations” and “Secured Obligations” (or words of similar import) under and as used in the Loan Guarantee or any Collateral Document to which it is a party.

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SECTION 6. New Loan Parties and Loan Guarantors. (a) The Acquired Company and each of its subsidiaries that is a Designated Subsidiary (each of the Acquired Company and each such subsidiary, a “New Subsidiary”) shall, by its execution of this Agreement, be deemed to be a Loan Party under the Restated Credit Agreement and a Loan Guarantor for all purposes of the Restated Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder, in each case as if had executed and delivered the Existing Credit Agreement or the Restated Credit Agreement. Each New Subsidiary hereby agrees to be bound by all of the terms, provisions and conditions contained in the Restated Credit Agreement, including all the guaranty obligations set forth in Article X of the Restated Credit Agreement.

(b) Without limiting the generality of Section 6(a), each New Subsidiary hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent, the Lenders, the Issuing Banks and the other Lender Parties, as provided in Article X of the Restated Credit Agreement (and subject to the limitations set forth in Section 10.10 of the Restated Credit Agreement), the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, by acceleration or otherwise), each New Subsidiary will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Each New Subsidiary hereby waives acceptance by the Administrative Agent and the Lender Parties of the guaranty by the New Subsidiary upon the execution of this Agreement by the New Subsidiary.

SECTION 7. Effect of Amendment and Restatement; No Novation. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lender Parties under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which shall continue in full force and effect in accordance with the provisions thereof (it being understood and agreed that all interest and fees accruing under the Existing Credit Agreement in respect of periods prior to the Second Restatement Effective Date will accrue at the rates specified in the Existing Credit Agreement prior to it being amended and restated to be in the form of the Restated Credit Agreement and shall be payable at the next interest or fee payment date provided in the Restated Credit Agreement). Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Restated Credit Agreement or any other Loan Document in similar or different circumstances.

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(b) On and after the Second Restatement Effective Date, each reference in the Restated Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, as used in the Restated Credit Agreement, shall refer to the Existing Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term “Credit Agreement”, as used in any Loan Document, shall mean the Restated Credit Agreement. On and after the Second Restatement Effective Date, each reference in the Restated Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, as used in the Restated Security Agreement, shall refer to the Restated Security Agreement (as defined in the Existing Credit Agreement) as amended and restated in the form of the Restated Security Agreement, and the term “Restated Security Agreement”, as used in any Loan Document, shall mean the Restated Security Agreement.

(c) This Agreement shall constitute a “Loan Document” for all purposes of the Restated Credit Agreement and the other Loan Documents.

(d) Neither this Agreement nor the effectiveness of the Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release any Guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or the Collateral Documents, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Agreement, the Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party under any Loan Document (as defined in the Existing Credit Agreement) from any of its obligations and liabilities thereunder.

SECTION 8. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic imaging (such as a ‘pdf’) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 10. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth above.

ASCENA RETAIL GROUP, INC.,

by	/s/ Armand Correia
	Name:	Armand Correia
	Title:	Chief Financial Officer

THE DRESS BARN, INC.,

by	/s/ Gene L. Wexler
	Name:	Gene L. Wexler
	Title:	Senior Vice President

TWEEN BRANDS, INC.,

by	/s/ Armand Correia
	Name:	Armand Correia
	Title:	Senior Vice President

MAURICES INCORPORATED,

by	/s/ Gene L. Wexler
	Name:	Gene L. Wexler
	Title:	Senior Vice President

D.B.R., INC.,

by	/s/ Gene L. Wexler
	Name:	Gene L. Wexler
	Title:	Senior Vice President

DBX, INC.,

by	/s/ Gene L. Wexler
	Name:	Gene L. Wexler
	Title:	Senior Vice President

DRESS BARN CREDIT MANAGEMENT, LLC,

by	/s/ Gene L. Wexler
	Name:	Gene L. Wexler
	Title:	Secretary

MAURICES CREDIT MANAGEMENT, INC.,

by	/s/ Gene L. Wexler
	Name:	Gene L. Wexler
	Title:	Secretary

TWEEN BRANDS AGENCY, INC.,

by	/s/ Armand Correia
	Name:	Armand Correia
	Title:	Senior Vice President

TWEEN BRANDS PURCHASING, INC.,

by	/s/ Armand Correia
	Name:	Armand Correia
	Title:	Senior Vice President

TWEEN BRANDS SERVICE CO.,

by	/s/ Armand Correia
	Name:	Armand Correia
	Title:	Senior Vice President

TWEEN BRANDS INVESTMENT, LLC,

by	/s/ Gene L. Wexler
	Name:	Gene L. Wexler
	Title:	Secretary

TOO GC, LLC,

by	/s/ Armand Correia
	Name:	Armand Correia
	Title:	President

TWEEN BRANDS DIRECT, LLC,

by	/s/ Armand Correia
	Name:	Armand Correia
	Title:	Senior Vice President

TWEEN BRANDS DIRECT SERVICES, INC.,

by	/s/ Armand Correia
	Name:	Armand Correia
	Title:	Senior Vice President

TWEEN BRANDS STORE PLANNING, INC.,

by	/s/ Armand Correia
	Name:	Armand Correia
	Title:	Executive Vice President

WORLDWIDE RETAIL HOLDINGS, INC.,

by	/s/ Armand Correia
	Name:	Armand Correia
	Title:	Executive Vice President

933 INSPIRATION LLC,

by	The Dress Barn, Inc.
its	Managing Member

by	/s/ Gene L. Wexler
	Name:	Gene L. Wexler
	Title:	Senior Vice President

CHARMING SHOPPES, INC.

by	/s/ Eric M. Specter

Name:	Eric M. Specter
Title:	Executive Vice President

CHARMING SHOPPES OF DELAWARE, INC.

by	/s/ Colin D. Stern

Name:	Colin D. Stern
Title:	Vice President

CSI INDUSTRIES, INC.

by	/s/ Eric M. Specter

Name:	Eric M. Specter
Title:	President

FB APPAREL, INC.

by	/s/ Eric M. Specter

Name:	Eric M. Specter
Title:	President

LANE BRYANT, INC.

by	/s/ Colin D. Stern

Name:	Colin D. Stern
Title:	Vice President

LANE BRYANT PURCHASING CORP.

by	/s/ Eric M. Specter

Name:	Eric M. Specter
Title:	Vice President

CATHERINES STORES CORPORATION

by	/s/ Eric M. Specter

Name:	Eric M. Specter
Title:	Vice President

CATHERINES, INC.

by	/s/ Colin D. Stern

Name:	Colin D. Stern
Title:	Vice President

CATHERINES PARTNERS-INDIANA, LLP

by	Catherines Stores of Indiana, Inc.
its	Managing Partner

by	/s/ Eric M. Specter
	Name:	Eric M. Specter
	Title:	Vice President

CATHERINES PARTNERS-WASHINGTON, G.P.

by	Catherines, Inc.
its	Managing Partner

by	/s/ Colin D. Stern
	Name:	Colin D. Stern
	Title:	Vice President

FOR EACH ENTITY LISTED ON SCHEDULE 2 HERETO

by	/s/ Eric M. Specter

Name:	Eric M. Specter
Title:	Authorized Officer in the capacity shown on Schedule 2 hereto

FASHION BUG #2421, LLC

by	CSGC, Inc.
its	Sole Member

by	/s/ Colin D. Stern
	Name:	Colin D. Stern
	Title:	Vice President

CATHERINES #5163, LLC

by	CSGC, Inc.
its	Sole Member

by	/s/ Colin D. Stern
	Name:	Colin D. Stern
	Title:	Vice President

LANE BRYANT #6898, LLC

by	CSGC, Inc.
its	Sole Member

by	/s/ Colin D. Stern
	Name:	Colin D. Stern
	Title:	Vice President

FOR EACH ENTITY LISTED ON SCHEDULE 3 HERETO

by	/s/ Colin D. Stern

Name: Colin D. Stern
Title: Authorized Officer in the capacity shown on Schedule 3 hereto

OUTLET DIVISION STORE CO., INC.

by	/s/ William R. Dawson
	Name:	William R. Dawson
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Swingline Lender and Issuing Bank,

by	/s/ Donna DiForio
	Name:	Donna DiForio
	Title:	Authorized Officer

BANK OF AMERICA, N.A., individually and as an Issuing Bank,

by	/s/ Roger Malouf
	Name:	Roger Malouf
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,

by	/s/ Kelli Stabenow
	Name:	Kelli Stabenow
	Title:	Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION,

by	/s/ Tom Buda
	Name:	Tom Buda
	Title:	Vice President

FIFTH THIRD BANK,

by	/s/ Megan S. Szewc
	Name:	Megan S. Szewc
	Title:	Vice President

SCHEDULE 2

Eric Specter on behalf of each entity in the capacity shown:

NAME	STORE #	SIGNING CAPACITY
Catherines of Nevada, Inc.	n/s	Vice President
Catherines of Pennsylvania, Inc.	n/s	Vice President
Catherines Stores of Indiana, Inc.	n/s	Vice President
Catherines Woman Delaware, Inc.	n/s	Vice President
Catherines Woman Michigan, Inc.	n/s	Vice President
CCTM, Inc.	n/s	Vice President
Charming Direct, Inc.	n/s	Vice President
Charming Shoppes Receivables Corp.	n/s	President
Charming Shoppes Street, Inc.	n/s	President
Charming Shoppes Seller, Inc.	n/s	President
Charming Shoppes Outlet Stores, LLC	n/s	Vice President
Chestnut Acquisition Sub, Inc.	n/s	Vice President
Crosstown Traders, Inc.	n/s	President
CS Holdco II Inc.	n/s	Vice President
CS Investment Company	n/s	President
CSD Acquisition Corp.	n/s	President
C.S.I.C., Inc.	n/s	President
CSIM, Inc.	n/s	President
Fashion Bug Retail Companies LLC	n/s	Vice President
Fashion Service LLC	n/s	President
FB Distro, Inc.	n/s	President
Figi’s Business Services, Inc.	n/s	Vice President
Figi’s Gifts, Inc.	n/s	Vice President
Figi’s Gift Box, Inc.	n/s	Vice President
Figi’s, Inc.	n/s	Vice President
FSHC, Inc.	n/s	Vice President
Home Etc, Inc.	n/s	Vice President
Kafco Development Co., Inc.	n/s	President
Lane Bryant of Pennsylvania, Inc.	n/s	Vice President
LB International Licensing, Inc.	n/s	President
LOS #8257, LLC	n/s	Vice President
Modern Woman Holdings, Inc.	n/s	President
Modern Woman Specialty, Inc.	n/s	President
Petite Sophisticate Management Co., Inc.	n/s	President
Petite Sophisticate, Inc.	n/s	President
PSTM, Inc.	n/s	Vice President
Shoetrader, Inc.	n/s	Vice President
Sonsi, Inc.	n/s	Vice President
Spirit of America, Inc.	n/s	President
Winks Lane, Inc.	n/s	President
Fashion Bug of Audubon, Inc.	4	Vice President
Fashion Bug of Fairmont, Inc.	23	Vice President
Fashion Bug of Ledgewood, Inc.	50	Vice President
Fashion Bug of Lebanon, Inc.	54	Vice President
Fashion Bug of Pottsville, Inc.	55	Vice President
Fashion Bug of Lewisburg, Inc.	62	Vice President
Fashion Bug of Honesdale, Inc.	71	Vice President

SCHEDULE 2

Fashion Bug of New Philadelphia, Inc.	78	Vice President
Fashion Bug of North Point, Inc.	82	Vice President
Fashion Bug of West Mifflin, Inc.	87	Vice President
Fashion Bug of Elkton, Inc.	88	Vice President
Fashion Bug of Weirton, Inc.	91	Vice President
Fashion Bug of Chillicothe, Inc.	94	Vice President
Fashion Bug of Morehead, Inc.	105	Vice President
Fashion Bug #108, Inc.	108	Vice President
Fashion Bug of Portsmouth, Inc.	121	Vice President
Fashion Bug of Mt. Clemens, Inc.	125	Vice President
Fashion Bug of Paintsville, Inc.	126	Vice President
Fashion Bug of Walnutport, Inc.	143	Vice President
Fashion Bug #144, Inc.	144	Vice President
Fashion Bug of Warrenton, Inc.	146	Vice President
Fashion Bug of Mount Pleasant, Inc.	147	Vice President
Fashion Bug of Belleville, Inc.	155	Vice President
Fashion Bug #157, Inc.	157	Vice President
Fashion Bug of Williamsport, Inc.	164	Vice President
Fashion Bug of Lansing, Inc.	165	Vice President
Fashion Bug of Monroeville, Inc.	170	Vice President
Fashion Bug of Tech Plaza, Inc.	173	Vice President
Fashion Bug of Waynesburg, Inc.	185	Vice President
Fashion Bug of Webster, Inc.		Vice President
Fashion Bug of Danbury, Inc.	187	Vice President
Fashion Bug of Barberton, Inc.	197	Vice President
Fashion Bug of Fullerton, Inc.	203	Vice President
Fashion Bug of Devon, Inc.	205	Vice President
Fashion Bug of Reisterstown, Inc.	208	Vice President
Fashion Bug of Whitman Plaza, Inc.	213	Vice President
Fashion Bug of Aurora, Inc.	218	Vice President
Fashion Bug of Louisville, Inc.	220	Vice President
Fashion Bug of Hamilton Square, Inc.	232	Vice President
Fashion Bug of Tunkhannock, Inc.	234	Vice President
Fashion Bug of West Frankfort, Inc.	239	Vice President
Fashion Bug of Williamson, Inc.	246	Vice President
Fashion Bug of Bond, Inc.	259	Vice President
Fashion Bug of Bridgeview, Inc.	269	Vice President
Fashion Bug of Woodbridge, Inc.	328	Vice President
Fashion Bug of Kent, Inc.	333	Vice President
Fashion Bug of Lakemore Plaza, Inc.	364	Vice President
Fashion Bug of Glen Burnie, Inc.	365	Vice President
Fashion Bug of Cottman, Inc.	366	Vice President
Fashion Bug of East Park, Inc.	369	Vice President
Fashion Bug of Cambridge, Inc.	370	Vice President
F.B. Women’s Apparel of Delmar, Inc.	374	Vice President
Fashion Bug of Salem, Inc.	379	Vice President
F.B. Women’s Apparel of Depew, Inc.	381	Vice President
Fashion Bug of Ravenswood, Inc.	382	Vice President
F.B. Women’s Apparel of Panorama Plaza, Inc.	389	Vice President
Fashion Bug of 640 Plaza, Inc.	409	Vice President
Fashion Bug of Manahawkin, Inc.	410	Vice President

SCHEDULE 2

Fashion Bug #418, Inc.	418	Vice President
Fashion Bug of Amherst, Inc.	419	Vice President
Fashion Bug of St. Clair Shores, Inc.	420	Vice President
Fashion Bug of New Holland, Inc.	422	Vice President
Fashion Bug of Cleveland, Inc.	423	Vice President
Fashion Bug of Stratford, Inc.	427	Vice President
Fashion Bug of Webster, Inc.	431	Vice President
Fashion Bug of Williamstown, Inc.	432	Vice President
Fashion Bug of Johnston, Inc.	444	Vice President
Fashion Bug #455, Inc.	455	Vice President
Fashion Bug of Freehold, Inc.	464	Vice President
Fashion Bug #471, Inc.	471	Vice President
Fashion Bug of Raynham, Inc.	472	Vice President
Fashion Bug of Highland Ridge, Inc.	475	Vice President
Fashion Bug of Palm Harbor, Inc.	482	Vice President
Fashion Bug of Kedzie, Inc.	497	Vice President
Fashion Bug of Joliet, Inc.	498	Vice President
Fashion Bug of Marquette, Inc.	500	Vice President
Fashion Bug #508, Inc.	508	Vice President
Fashion Bug of Lewiston, Inc.	509	Vice President
Fashion Bug of Warren Plaza, Inc.	510	Vice President
Fashion Bug #520, Inc.	520	Vice President
Fashion Bug of Wilmington, Inc.	521	Vice President
Fashion Bug of Virginia Beach, Inc.	522	Vice President
Fashion Bug of Lorain, Inc.	523	Vice President
Fashion Bug of Gibbstown, Inc.	525	Vice President
Fashion Bug of Bristol, Inc.	531	Vice President
Fashion Bug of Patchogue, Inc.	532	Vice President
Fashion Bug of Somers Point, Inc.	536	Vice President
Fashion Bug of University Plaza, Inc.	539	Vice President
Fashion Bug of Bristol, CT, Inc.	546	Vice President
Fashion Bug of N. Roanoke, Inc.	550	Vice President
Fashion Bug of Charlottesville, Inc.	553	Vice President
Fashion Bug #564, Inc.	564	Vice President
Fashion Bug #574 of Syracuse, Inc.	574	Vice President
Fashion Bug #575, Inc.	575	Vice President
Fashion Bug #576, Inc.	576	Vice President
Fashion Bug #580, Inc.	580	Vice President
Fashion Bug #586, Inc.	586	Vice President
Fashion Bug #593 of Selden, Inc.	593	Vice President
Fashion Bug #594, Inc.	594	Vice President
Fashion Bug #612, Inc.	612	Vice President
Fashion Bug #617, Inc.	617	Vice President
Fashion Bug #622, Inc.	622	Vice President
Fashion Bug #627, Inc.	627	Vice President
Fashion Bug #642, Inc.	642	Vice President
Fashion Bug #643, Inc.	643	Vice President
Fashion Bug #645, Inc.	645	Vice President
Fashion Bug #653, Inc.	653	Vice President
Fashion Bug #661, Inc.	661	Vice President
Fashion Bug #662, Inc.	662	Vice President

SCHEDULE 2

Fashion Bug #663, Inc.	663	Vice President
Fashion Bug #664, Inc.	664	Vice President
Fashion Bug #667, Inc.	667	Vice President
Fashion Bug #670, Inc.	670	Vice President
Fashion Bug #673, Inc.	673	Vice President
Fashion Bug #674, Inc.	674	Vice President
Fashion Bug #676 of Ozone Park, Inc.	676	Vice President
Fashion Bug #679 of Watertown, Inc.	679	Vice President
Fashion Bug #687, Inc.	687	Vice President
Fashion Bug #689, Inc.	689	Vice President
Fashion Bug #693, Inc.	693	Vice President
Fashion Bug #694, Inc.	694	Vice President
Fashion Bug #697, Inc.	697	Vice President
Fashion Bug #719, Inc.	719	Vice President
Fashion Bug #720 of Oswego, Inc.	720	Vice President
Fashion Bug #724, Inc.	724	Vice President
Fashion Bug #732, Inc.	732	Vice President
Fashion Bug #733, Inc.	733	Vice President
Fashion Bug #748, Inc.	748	Vice President
Fashion Bug #757 of Brockport, Inc.	757	Vice President
Fashion Bug #758, Inc.	758	Vice President
Fashion Bug #759, Inc.	759	Vice President
Fashion Bug #760 of Pine Plaza, Inc.	760	Vice President
Fashion Bug #762, Inc.	762	Vice President
Fashion Bug #766, Inc.	766	Vice President
Fashion Bug #769, Inc.	769	Vice President
Fashion Bug #775, Inc.	775	Vice President
Fashion Bug #799, Inc.	799	Vice President
Fashion Bug Plus #807, LLC	807	Vice President
F.B. Plus Women’s Apparel of Kingston, Inc.	867	Vice President
Fashion Bug Plus #932, Inc.	932	Vice President
Fashion Bug Plus of Mount Greenwood, Inc.	939	Vice President
Fashion Bug #2004, Inc.	2004	Vice President
Fashion Bug #2006, Inc.	2006	Vice President
Fashion Bug #2011, Inc.	2011	Vice President
Fashion Bug #2015, Inc.	2015	Vice President
Fashion Bug #2023 Inc.	2023	Vice President
Fashion Bug #2027, Inc.	2027	Vice President
Fashion Bug #2029, Inc.	2029	Vice President
Fashion Bug #2030, Inc.	2030	Vice President
Fashion Bug #2034, Inc.	2034	Vice President
Fashion Bug #2036, Inc.	2036	Vice President
Fashion Bug #2043, Inc.	2043	Vice President
Fashion Bug #2045 of East Greenbush, Inc.	2045	Vice President
Fashion Bug #2047, Inc.	2047	Vice President
Fashion Bug #2049, Inc.	2049	Vice President
Fashion Bug #2050 of Massena, Inc.	2050	Vice President
Fashion Bug #2051, Inc.	2051	Vice President
Fashion Bug #2053, Inc.	2053	Vice President
Fashion Bug #2063, Inc.	2063	Vice President
Fashion Bug #2070 of Brooklyn, Inc.	2070	Vice President

SCHEDULE 2

Fashion Bug #2074, Inc.	2074	Vice President
Fashion Bug #2077, Inc.	2077	Vice President
Fashion Bug #2079, Inc.	2079	Vice President
Fashion Bug #2080, Inc.	2080	Vice President
Fashion Bug #2081 of Ogdensburg, Inc.	2081	Vice President
Fashion Bug #2084, Inc.	2084	Vice President
Fashion Bug #2086, Inc.	2086	Vice President
Fashion Bug #2093, Inc.	2093	Vice President
Fashion Bug #2100 of Batavia, Inc.	2100	Vice President
Fashion Bug #2102, Inc.	2102	Vice President
Fashion Bug #2103, Inc.	2103	Vice President
Fashion Bug #2119, Inc.	2119	Vice President
Fashion Bug #2120, Inc.	2120	Vice President
Fashion Bug #2123, Inc.	2123	Vice President
Fashion Bug #2124, Inc.	2124	Vice President
Fashion Bug #2125, Inc.	2125	Vice President
Fashion Bug #2126, Inc.	2126	Vice President
Fashion Bug #2129, Inc.	2129	Vice President
Fashion Bug #2133, Inc.	2133	Vice President
Fashion Bug #2134, Inc.	2134	Vice President
Fashion Bug #2139, Inc.	2139	Vice President
Fashion Bug #2148, Inc.	2148	Vice President
Fashion Bug #2150, Inc.	2150	Vice President
Fashion Bug #2151, Inc.	2151	Vice President
Fashion Bug #2154, Inc.	2154	Vice President
Fashion Bug #2157 of Oneida, Inc.	2157	Vice President
Fashion Bug #2158, Inc.	2158	Vice President
Fashion Bug #2169, Inc.	2169	Vice President
Fashion Bug #2170, Inc.	2170	Vice President
Fashion Bug #2173, Inc.	2173	Vice President
Fashion Bug #2174, Inc.	2174	Vice President
Fashion Bug #2175, Inc.	2175	Vice President
Fashion Bug #2183, Inc.	2183	Vice President
Fashion Bug #2186, Inc.	2186	Vice President
Fashion Bug #2187, Inc.	2187	Vice President
Fashion Bug #2189, Inc.	2189	Vice President
Fashion Bug #2192, Inc.	2192	Vice President
Fashion Bug #2194, Inc.	2194	Vice President
Fashion Bug #2196 of Newark, Inc.	2196	Vice President
Fashion Bug #2199, Inc.	2199	Vice President
Fashion Bug #2203, Inc.	2203	Vice President
Fashion Bug #2210 of Kingston, Inc.	2210	Vice President
Fashion Bug #2214, Inc.	2214	Vice President
Fashion Bug #2231, Inc.	2231	Vice President
Fashion Bug #2232, Inc.	2232	Vice President
Fashion Bug #2237, Inc.	2237	Vice President
Fashion Bug #2238, Inc.	2238	Vice President
Fashion Bug #2239, Inc.	2239	Vice President
Fashion Bug #2242, Inc.	2242	Vice President
Fashion Bug #2243, Inc.	2243	Vice President
Fashion Bug #2244 of Canandaigua, Inc.	2244	Vice President

SCHEDULE 2

Fashion Bug #2247, Inc.	2247	Vice President
Fashion Bug #2249, Inc.	2249	Vice President
Fashion Bug #2254, Inc.	2254	Vice President
Fashion Bug #2255, Inc.	2255	Vice President
Fashion Bug #2258, Inc.	2258	Vice President
Fashion Bug #2279, Inc.	2279	Vice President
Fashion Bug #2289 of Garden City, Inc.	2289	Vice President
Fashion Bug #2290, Inc.	2290	Vice President
Fashion Bug #2291, Inc.	2291	Vice President
Fashion Bug #2293, Inc.	2293	Vice President
Fashion Bug #2305, Inc.	2305	Vice President
Fashion Bug #2313, Inc.	2313	Vice President
Fashion Bug #2315, Inc.	2315	Vice President
Fashion Bug #2325, Inc.	2325	Vice President
Fashion Bug #2326, Inc.	2326	Vice President
Fashion Bug #2328, Inc.	2328	Vice President
Fashion Bug #2335, Inc.	2335	Vice President
Fashion Bug #2337, Inc.	2337	Vice President
Fashion Bug #2339, Inc.	2339	Vice President
Fashion Bug #2345, Inc.	2345	Vice President
Fashion Bug #2348, Inc.	2348	Vice President
Fashion Bug #2349, Inc.	2349	Vice President
Fashion Bug #2351, Inc.	2351	Vice President
Fashion Bug #2353, Inc.	2353	Vice President
Fashion Bug #2354, Inc.	2354	Vice President
Fashion Bug #2359, Inc.	2359	Vice President
Fashion Bug #2360, Inc.	2360	Vice President
Fashion Bug #2364 of North Tonawanda, Inc.	2364	Vice President
Fashion Bug #2370 of Malone, Inc.	2370	Vice President
Fashion Bug #2374, Inc.	2374	Vice President
Fashion Bug #2378, Inc.	2378	Vice President
Fashion Bug #2384 of Rochester, Inc.	2384	Vice President
Fashion Bug #2385, Inc.	2385	Vice President
Fashion Bug #2389, Inc.	2389	Vice President
Fashion Bug #2394, Inc.	2394	Vice President
Fashion Bug #2396 of Big Flats, Inc.	2396	Vice President
Fashion Bug #2399, Inc.	2399	Vice President
Fashion Bug #2409, Inc.	2409	Vice President
Fashion Bug #2411, Inc.	2411	Vice President
Fashion Bug #2415, Inc.	2415	Vice President
Fashion Bug #2416, Inc.	2416	Vice President
Fashion Bug #2420, Inc.	2420	Vice President
Fashion Bug #2426 of East Aurora, Inc.	2426	Vice President
Fashion Bug #2435, Inc.	2435	Vice President
Fashion Bug #2437, Inc.	2437	Vice President
Fashion Bug #2446, Inc.	2446	Vice President
Fashion Bug #2449, Inc.	2449	Vice President
Fashion Bug #2455 of Wilton, Inc.	2455	Vice President
Fashion Bug #2468 of Bath, Inc.	2468	Vice President
Fashion Bug #2470 of Binghamton, Inc.	2470	Vice President
Fashion Bug #2472, Inc.	2472	Vice President

SCHEDULE 2

Fashion Bug #2474, Inc.	2474	Vice President
Fashion Bug #2488, Inc.	2488	Vice President
Fashion Bug #2492, Inc.	2492	Vice President
Fashion Bug #2497, Inc.	2497	Vice President
Fashion Bug #2508, Inc.	2508	Vice President
Fashion Bug #2510, Inc.	2510	Vice President
Fashion Bug #2511, Inc.	2511	Vice President
Fashion Bug #2512, Inc.	2512	Vice President
Fashion Bug #2513, Inc.	2513	Vice President
Fashion Bug #2524, Inc.	2524	Vice President
Fashion Bug #2529, Inc.	2529	Vice President
Fashion Bug #2533, Inc.	2533	Vice President
Fashion Bug #2534, Inc.	2534	Vice President
Fashion Bug #2542, Inc.	2542	Vice President
Fashion Bug #2553, Inc.	2553	Vice President
Fashion Bug #2556, Inc.	2556	Vice President
Fashion Bug #2562, Inc.	2562	Vice President
Fashion Bug #2571, Inc.	2571	Vice President
Fashion Bug #2575, Inc.	2575	Vice President
Fashion Bug #2584 of Cortland, Inc.	2584	Vice President
Fashion Bug #2585, Inc.	2585	Vice President
Fashion Bug #2597 of Colonie, Inc.	2597	Vice President
Fashion Bug #2601, Inc.	2601	Vice President
Fashion Bug #2603, Inc.	2603	Vice President
Fashion Bug #2604 of Vestal, Inc.	2604	Vice President
Fashion Bug #2605, Inc.	2605	Vice President
Fashion Bug #2608, Inc.	2608	Vice President
Fashion Bug #2610, Inc.	2610	Vice President
Fashion Bug #2617, Inc.	2617	Vice President
Fashion Bug #2627 of West Seneca, Inc.	2627	Vice President
Fashion Bug #2635 of Geneseo, Inc.	2635	Vice President
Fashion Bug #2636, Inc.	2636	Vice President
Fashion Bug #2649, Inc.	2649	Vice President
Fashion Bug #2663, Inc.	2663	Vice President
Fashion Bug #2665, Inc.	2665	Vice President
Fashion Bug #2671, Inc.	2671	Vice President
Fashion Bug #2679, Inc.	2679	Vice President
Fashion Bug #2685, Inc.	2685	Vice President
Fashion Bug #2688, Inc.	2688	Vice President
Fashion Bug #2689, Inc.	2689	Vice President
Fashion Bug #2695, Inc.	2695	Vice President
Fashion Bug #2697, Inc.	2697	Vice President
Fashion Bug #2700 of Port Jefferson, Inc.	2700	Vice President
Fashion Bug #2701, Inc.	2701	Vice President
Fashion Bug #2707, Inc.	2707	Vice President
Fashion Bug #2708, Inc.	2708	Vice President
Fashion Bug #2717, Inc.	2717	Vice President
Fashion Bug #2720, Inc.	2720	Vice President
Fashion Bug #2722, Inc.	2722	Vice President
Fashion Bug #2724, Inc.	2724	Vice President
Fashion Bug #2730, Inc.	2730	Vice President

SCHEDULE 2

Fashion Bug #2731, Inc.	2731	Vice President
Fashion Bug #2733, Inc.	2733	Vice President
Fashion Bug #2736, Inc.	2736	Vice President
Fashion Bug #2738, Inc.	2738	Vice President
Fashion Bug #2739 of Rotterdam, Inc.	2739	Vice President
Fashion Bug #2741, Inc.	2741	Vice President
Fashion Bug #2749, Inc.	2749	Vice President
Fashion Bug #2750, Inc.	2750	Vice President
Fashion Bug #2751, Inc.	2751	Vice President
Fashion Bug #2767, Inc.	2767	Vice President
Fashion Bug #2775, Inc.	2775	Vice President
Fashion Bug #2791, Inc.	2791	Vice President
Fashion Bug #2794, Inc.	2794	Vice President
Fashion Bug #2796 of Cobleskill, Inc.	2796	Vice President
Fashion Bug #2797, Inc.	2797	Vice President
Fashion Bug #2807, Inc.	2807	Vice President
Fashion Bug #2811, Inc.	2811	Vice President
Fashion Bug #2820, Inc.	2820	Vice President
Fashion Bug #2821, Inc.	2821	Vice President
Fashion Bug #2838, Inc.	2838	Vice President
Fashion Bug #2842, Inc.	2842	Vice President
Fashion Bug #2844, Inc.	2844	Vice President
Fashion Bug #2851, Inc.	2851	Vice President
Fashion Bug #2853 of Rome, Inc.	2853	Vice President
Fashion Bug #2855, Inc.	2855	Vice President
Fashion Bug #2857, Inc.	2857	Vice President
Fashion Bug #2858, Inc.	2858	Vice President
Fashion Bug #2864, Inc.	2864	Vice President
Fashion Bug #2879, Inc.	2879	Vice President
Fashion Bug #2898, Inc.	2898	Vice President
Fashion Bug #2905, Inc.	2905	Vice President
Fashion Bug #2906, Inc.	2906	Vice President
Fashion Bug #2907, Inc.	2907	Vice President
Fashion Bug #2909, Inc.	2909	Vice President
Fashion Bug #2915, Inc.	2915	Vice President
Fashion Bug #2920, Inc.	2920	Vice President
Fashion Bug #2924, Inc.	2924	Vice President
Fashion Bug #2930, Inc.	2930	Vice President
Fashion Bug #2932, Inc.	2932	Vice President
Fashion Bug #2941, Inc.	2941	Vice President
Fashion Bug #2958, Inc.	2958	Vice President
Fashion Bug #2959 of Buffalo, Inc.	2959	Vice President
Fashion Bug #2969, Inc.	2969	Vice President
Fashion Bug #2974, Inc.	2974	Vice President
Fashion Bug #2978, Inc.	2978	Vice President
Fashion Bug #2988, Inc.	2988	Vice President
Fashion Bug #2989, Inc.	2989	Vice President
Fashion Bug #2995, Inc.	2995	Vice President
Fashion Bug #2998, Inc.	2998	Vice President
Fashion Bug #3001, Inc.	3001	Vice President
Fashion Bug #3006, Inc.	3006	Vice President

SCHEDULE 2

Fashion Bug #3016, Inc.	3016	Vice President
Fashion Bug #3018, Inc.	3018	Vice President
Fashion Bug #3040, Inc.	3040	Vice President
Fashion Bug #3042, Inc.	3042	Vice President
Fashion Bug #3048 of Wellsville, Inc.	3048	Vice President
Fashion Bug #3049, Inc.	3049	Vice President
Fashion Bug #3050, Inc.	3050	Vice President
Fashion Bug #3052, Inc.	3052	Vice President
Fashion Bug #3054, Inc.	3054	Vice President
Fashion Bug #3057, Inc.	3057	Vice President
Fashion Bug #3058, Inc.	3058	Vice President
Fashion Bug #3079, Inc.	3079	Vice President
Fashion Bug #3081, Inc.	3081	Vice President
Fashion Bug #3092, Inc.	3092	Vice President
Fashion Bug #3094, Inc.	3094	Vice President
Fashion Bug #3102, Inc.	3102	Vice President
Fashion Bug #3115, Inc.	3115	Vice President
Fashion Bug #3116, Inc.	3116	Vice President
Fashion Bug #3121, Inc.	3121	Vice President
Fashion Bug #3122, Inc.	3122	Vice President
Fashion Bug #3123, Inc.	3123	Vice President
Fashion Bug #3131, Inc.	3131	Vice President
Fashion Bug #3134, Inc.	3134	Vice President
Fashion Bug #3137, Inc.	3137	Vice President
Fashion Bug #3138, Inc.	3138	Vice President
Fashion Bug #3139, Inc.	3139	Vice President
Fashion Bug #3148, Inc.	3148	Vice President
Fashion Bug #3155, Inc.	3155	Vice President
Fashion Bug #3166, Inc.	3166	Vice President
Fashion Bug #3170, Inc.	3170	Vice President
Fashion Bug #3179, Inc.	3179	Vice President
Fashion Bug #3187, Inc.	3187	Vice President
Fashion Bug #3195, Inc.	3195	Vice President
Fashion Bug #3198, Inc.	3198	Vice President
Fashion Bug #3201, Inc.	3201	Vice President
Fashion Bug #3203, Inc.	3203	Vice President
Fashion Bug #3206, Inc.	3206	Vice President
Fashion Bug #3209, Inc.	3209	Vice President
Fashion Bug #3210, Inc.	3210	Vice President
Fashion Bug #3212, Inc.	3212	Vice President
Fashion Bug #3213, Inc.	3213	Vice President
Fashion Bug #3215, Inc.	3215	Vice President
Fashion Bug #3216, Inc.	3216	Vice President
Fashion Bug #3224, Inc.	3224	Vice President
Fashion Bug #3225, Inc.	3225	Vice President
Fashion Bug #3226 of Auburn, Inc.	3226	Vice President
Fashion Bug #3227, Inc.	3227	Vice President
Fashion Bug #3232, Inc.	3232	Vice President
Fashion Bug #3235, Inc.	3235	Vice President
Fashion Bug #3236, Inc.	3236	Vice President
Fashion Bug #3237, Inc.	3237	Vice President

SCHEDULE 2

Fashion Bug #3243, Inc.	3243	Vice President
Fashion Bug #3246, Inc.	3246	Vice President
Fashion Bug #3251, Inc.	3251	Vice President
Fashion Bug #3253, Inc.	3253	Vice President
Fashion Bug #3255, Inc.	3255	Vice President
Fashion Bug #3267, Inc.	3267	Vice President
Fashion Bug #3280, Inc.	3280	Vice President
Fashion Bug #3281 of Syracuse, Inc.	3281	Vice President
Fashion Bug #3284 of Poughkeepsie, Inc.	3284	Vice President
Fashion Bug #3288, Inc.	3288	Vice President
Fashion Bug #3289, Inc.	3289	Vice President
Fashion Bug #3291, Inc.	3291	Vice President
Fashion Bug #3292, Inc.	3292	Vice President
Fashion Bug #3296, Inc.	3296	Vice President
Fashion Bug #3297, Inc.	3297	Vice President
Fashion Bug #3299, Inc.	3299	Vice President
Fashion Bug #3301, Inc.	3301	Vice President
Fashion Bug #3318, Inc.	3318	Vice President
Fashion Bug #3319, Inc.	3319	Vice President
Fashion Bug #3321, Inc.	3321	Vice President
Fashion Bug #3322, Inc.	3322	Vice President
Fashion Bug #3332, Inc.	3332	Vice President
Fashion Bug #3337, Inc.	3337	Vice President
Fashion Bug #3339, Inc.	3339	Vice President
Fashion Bug #3341 of Lockport, Inc.	3341	Vice President
Fashion Bug #3343, Inc.	3343	Vice President
Fashion Bug #3344, Inc.	3344	Vice President
Fashion Bug #3345, Inc.	3345	Vice President
Fashion Bug #3346, Inc.	3346	Vice President
Fashion Bug #3348, Inc.	3348	Vice President
Fashion Bug #3349, Inc.	3349	Vice President
Fashion Bug #3351 of Rochester, Inc.	3351	Vice President
Fashion Bug #3362, Inc.	3362	Vice President
Fashion Bug #3364, Inc.	3364	Vice President
Fashion Bug #3373, Inc.	3373	Vice President
Fashion Bug #3385, Inc.	3385	Vice President
Fashion Bug #3386, Inc.	3386	Vice President
Fashion Bug #3388, Inc.	3388	Vice President
Fashion Bug #3405 of Riverhead, Inc.	3405	Vice President
Fashion Bug #3407, Inc.	3407	Vice President
Fashion Bug #3408 of Hamburg, Inc.	3408	Vice President
Fashion Bug #3409, Inc.	3409	Vice President
Fashion Bug #3413, Inc.	3413	Vice President
Fashion Bug #3414, Inc.	3414	Vice President
Fashion Bug #3415, Inc.	3415	Vice President
Fashion Bug #3416, Inc.	3416	Vice President
Fashion Bug #3422, Inc.	3422	Vice President
Fashion Bug #3434, Inc.	3434	Vice President
Fashion Bug #3440, Inc.	3440	Vice President
Fashion Bug #3442 of Staten Island, Inc.	3442	Vice President
Fashion Bug #3443, Inc.	3443	Vice President

SCHEDULE 2

Fashion Bug #3445, Inc.	3445	Vice President
Fashion Bug #3446, Inc.	3446	Vice President
Fashion Bug #3450, Inc.	3450	Vice President
Fashion Bug #3451, Inc.	3451	Vice President
Fashion Bug #3457, Inc.	3457	Vice President
Fashion Bug #3458, Inc.	3458	Vice President
Fashion Bug #3463, Inc.	3463	Vice President
Fashion Bug #3470, Inc.	3470	Vice President
Fashion Bug #3471, Inc.	3471	Vice President
Fashion Bug #3473, Inc.	3473	Vice President
Fashion Bug #3475, Inc.	3475	Vice President
Fashion Bug #3477, Inc.	3477	Vice President
Fashion Bug #3479, Inc.	3479	Vice President
Fashion Bug #3483, Inc.	3483	Vice President
Fashion Bug #3485, Inc.	3485	Vice President
Fashion Bug #3491 of Cheektowaga, Inc.	3491	Vice President
Fashion Bug #3492, Inc.	3492	Vice President
Fashion Bug #3495, Inc.	3495	Vice President
Fashion Bug #3496, Inc.	3496	Vice President
Fashion Bug #3501 of Middletown, Inc.	3501	Vice President
Fashion Bug #3507, Inc.	3507	Vice President
Fashion Bug #3512, Inc.	3512	Vice President
Fashion Bug #3513, Inc.	3513	Vice President
Fashion Bug #3514, Inc.	3514	Vice President
Fashion Bug #3516, Inc.	3516	Vice President
Fashion Bug #3521, Inc.	3521	Vice President
Fashion Bug #3525, Inc.	3525	Vice President
Fashion Bug #3535, Inc.	3535	Vice President
Fashion Bug #3538, Inc.	3538	Vice President
Fashion Bug #3540, Inc.	3540	Vice President
Fashion Bug #3545, Inc.	3545	Vice President
Fashion Bug #3547, Inc.	3547	Vice President
Fashion Bug #3548, Inc.	3548	Vice President
Fashion Bug #3549, Inc.	3549	Vice President
Fashion Bug #3553, Inc.	3553	Vice President
Fashion Bug #3556, Inc.	3556	Vice President
Fashion Bug #3558, Inc.	3558	Vice President
Fashion Bug #3560, Inc.	3560	Vice President
Fashion Bug #3565, Inc.	3565	Vice President
Fashion Bug #3570, Inc.	3570	Vice President
Fashion Bug #3572, Inc.	3572	Vice President
Fashion Bug #3573, Inc.	3573	Vice President
Fashion Bug #3575, Inc.	3575	Vice President
Fashion Bug #3577, Inc.	3577	Vice President
Fashion Bug #3580, Inc.	3580	Vice President
Fashion Bug #3583, Inc.	3583	Vice President
Fashion Bug #3585, Inc.	3585	Vice President
Fashion Bug #3589, Inc.	3589	Vice President
Fashion Bug #3593, Inc.	3593	Vice President
Fashion Bug #3596, Inc.	3596	Vice President
Fashion Bug #3597, Inc.	3597	Vice President

SCHEDULE 2

Fashion Bug #3598, Inc.	3598	Vice President
Fashion Bug #3599, Inc.	3599	Vice President
Fashion Bug #3600, Inc.	3600	Vice President
Fashion Bug #3601, Inc.	3601	Vice President
Fashion Bug #3603, Inc.	3603	Vice President
Fashion Bug #3604, Inc.	3604	Vice President
Fashion Bug #3607, Inc.	3607	Vice President
Fashion Bug #3608, Inc.	3608	Vice President
Fashion Bug #3609, Inc.	3609	Vice President
Fashion Bug #3610, Inc.	3610	Vice President
Fashion Bug #3611, Inc.	3611	Vice President
Fashion Bug #3612, Inc.	3612	Vice President
Fashion Bug #3614, Inc.	3614	Vice President
Fashion Bug #3616, Inc.	3616	Vice President
Fashion Bug #3617, Inc.	3617	Vice President
Fashion Bug #3621, Inc.	3621	Vice President
Fashion Bug #3622, Inc.	3622	Vice President
Fashion Bug #3623, Inc.	3623	Vice President
Fashion Bug #3624, Inc.	3624	Vice President
Fashion Bug #3626, Inc.	3626	Vice President
Fashion Bug #3628, Inc.	3628	Vice President
Fashion Bug #3630, Inc.	3630	Vice President
Fashion Bug #3631, Inc.	3631	Vice President
Fashion Bug #3632, Inc.	3632	Vice President
Fashion Bug #3637, Inc.	3637	Vice President
Fashion Bug #3638, Inc.	3638	Vice President
Fashion Bug #3639, Inc.	3639	Vice President
Fashion Bug #3641, Inc.	3641	Vice President
Fashion Bug #3642, Inc.	3642	Vice President
Fashion Bug #3643, LLC	3643	Vice President
Fashion Bug #3644, LLC	3644	Vice President
Fashion Bug #3645, LLC	3645	Vice President
Fashion Bug #3647, LLC	3647	Vice President
Fashion Bug 3649, Inc.	3649	Vice President
Fashion Bug #3653, LLC	3653	Vice President
Fashion Bug #3655, LLC	3655	Vice President
Fashion Bug #3661, LLC	3661	Vice President
Fashion Bug #3662, LLC	3662	Vice President
Fashion Bug #3664, LLC	3664	Vice President
Fashion Bug #3665, LLC	3665	Vice President
Fashion Bug #3668, LLC	3668	Vice President
Fashion Bug #3670, LLC	3670	Vice President
Fashion Bug #3674, LLC	3674	Vice President
Fashion Bug #3677, LLC	3677	Vice President
Fashion Bug #3678, LLC	3678	Vice President
Fashion Bug #3679, LLC	3679	Vice President
Fashion Bug #3682, LLC	3682	Vice President
Fashion Bug #3684, LLC	3684	Vice President
Fashion Bug #3686, LLC	3686	Vice President
Fashion Bug #3689 of Johnstown, LLC	3689	Vice President
Fashion Bug #3691, LLC	3691	Vice President

SCHEDULE 2

Fashion Bug 3692, Inc.	3692	Vice President
Fashion Bug #3696, LLC	3696	Vice President
Fashion Bug #3701, LLC	3701	Vice President
Fashion Bug #3702, LLC	3702	Vice President
Fashion Bug #3703, LLC	3703	Vice President
Fashion Bug #3707, LLC	3707	Vice President
Fashion Bug #3710, LLC	3710	Vice President
Fashion Bug #3712, LLC	3712	Vice President
Fashion Bug 3714, Inc.	3714	Vice President
Fashion Bug #3716, LLC	3716	Vice President
Fashion Bug #3718, LLC	3718	Vice President
Fashion Bug #3723, LLC	3723	Vice President
Fashion Bug #3725, LLC	3725	Vice President
Fashion Bug #3730, LLC	3730	Vice President
Fashion Bug #3734, LLC	3734	Vice President
Fashion Bug #3736, LLC	3736	Vice President
Fashion Bug 3741, Inc.	3741	Vice President
Fashion Bug #3743, LLC	3743	Vice President
Fashion Bug #3746, LLC	3746	Vice President
Fashion Bug #3747, LLC	3747	Vice President
Fashion Bug #3749, LLC	3749	Vice President
Fashion Bug #3754, LLC	3754	Vice President
Fashion Bug #3755, LLC	3755	Vice President
Fashion Bug 3757, Inc.	3757	Vice President
Fashion Bug #3758, LLC	3758	Vice President
Fashion Bug #4010, Inc.	4010	Vice President
Fashion Bug #4013, Inc.	4013	Vice President
Lane Bryant Outlet #4101 of Waterloo, LLC	4101	Vice President
Lane Bryant Outlet #4104, LLC	4104	Vice President
Lane Bryant Outlet #4105, LLC	4105	Vice President
Lane Bryant Outlet 4106, Inc.	4106	Vice President
Lane Bryant Outlet #4107, LLC	4107	Vice President
Lane Bryant Outlet #4108, LLC	4108	Vice President
Lane Bryant Outlet #4109, LLC	4109	Vice President
Lane Bryant Outlet #4112, LLC	4112	Vice President
Lane Bryant Outlet #4113, LLC	4113	Vice President
Lane Bryant Outlet #4115, LLC	4115	Vice President
Lane Bryant Outlet #4116, LLC	4116	Vice President
Lane Bryant Outlet #4120 of Lake George, LLC	4120	Vice President
Lane Bryant Outlet #4121, LLC	4121	Vice President
Lane Bryant Outlet #4123, LLC	4123	Vice President
Lane Bryant Outlet #4124, LLC	4124	Vice President
Lane Bryant Outlet #4129, LLC	4129	Vice President
Lane Bryant Outlet #4131, LLC	4131	Vice President
Lane Bryant Outlet #4132, LLC	4132	Vice President
Lane Bryant Outlet #4136, LLC	4136	Vice President
Lane Bryant Outlet #4137, LLC	4137	Vice President
Lane Bryant Outlet #4138, LLC	4138	Vice President
Lane Bryant Outlet #4139, LLC	4139	Vice President
Lane Bryant Outlet #4141, LLC	4141	Vice President
Lane Bryant Outlet #4142, LLC	4142	Vice President

SCHEDULE 2

Lane Bryant Outlet #4143, LLC	4143	Vice President
Lane Bryant Outlet #4145, LLC	4145	Vice President
Lane Bryant Outlet #4146, LLC	4146	Vice President
Lane Bryant Outlet #4148, LLC	4148	Vice President
Lane Bryant Outlet #4149, LLC	4149	Vice President
Lane Bryant Outlet #4150, LLC	4150	Vice President
Lane Bryant Outlet #4151, LLC	4151	Vice President
Lane Bryant Outlet #4153, LLC	4153	Vice President
Lane Bryant Outlet #4155, LLC	4155	Vice President
Lane Bryant Outlet #4156, LLC	4156	Vice President
Lane Bryant Outlet #4158 of Deer Park, LLC	4158	Vice President
Lane Bryant Outlet #4159, LLC	4159	Vice President
Lane Bryant Outlet #4161, LLC	4161	Vice President
Lane Bryant Outlet #4163 of Olean, LLC	4163	Vice President
Lane Bryant Outlet 4164, LLC	4164	Vice President
Lane Bryant Outlet #4165, LLC	4165	Vice President
Lane Bryant Outlet #4168, LLC	4168	Vice President
Lane Bryant Outlet #4171, LLC	4171	Vice President
Lane Bryant Outlet #4172 of Dunkirk, LLC	4172	Vice President
Lane Bryant Outlet #4173, LLC	4173	Vice President
Lane Bryant Outlet #4174, Inc.	4174	Vice President
Lane Bryant Outlet #4175, LLC	4175	Vice President
Lane Bryant Outlet #4179, LLC	4179	Vice President
Lane Bryant Outlet #4180, LLC	4180	Vice President
Lane Bryant Outlet #4182, LLC	4182	Vice President
Lane Bryant Outlet #4183, LLC	4183	Vice President
Lane Bryant Outlet #4184, LLC	4184	Vice President
Lane Bryant Outlet #4185, LLC	4185	Vice President
Lane Bryant Outlet #4186, Inc.	4186	Vice President
Lane Bryant Outlet 4189, LLC	4189	Vice President
Lane Bryant Outlet #4190, LLC	4190	Vice President
Lane Bryant Outlet #4191, LLC	4191	Vice President
Lane Bryant Outlet #4192, LLC	4192	Vice President
Lane Bryant Outlet #4193, LLC	4193	Vice President
Lane Bryant Outlet #4196, LLC	4196	Vice President
Lane Bryant Outlet 4237, Inc.	4237	Vice President
Lane Bryant Outlet #4239 of Riverhead, LLC	4239	Vice President
Lane Bryant Outlet #4240, LLC	4240	Vice President
Lane Bryant Outlet #4254, LLC	4254	Vice President
Lane Bryant Outlet #4272, LLC	4272	Vice President
Lane Bryant Outlet #4279, Inc.	4279	Vice President
Lane Bryant Outlet #4320, LLC	4320	Vice President
Lane Bryant Outlet #4322, LLC	4322	Vice President
Lane Bryant Outlet 4324, Inc.	4324	Vice President
Lane Bryant Outlet #4343, LLC	4343	Vice President
Lane Bryant #4501, LLC	4501	Vice President
Lane Bryant #4503, LLC	4503	Vice President
Lane Bryant #4504, LLC	4504	Vice President
Lane Bryant #4506, LLC	4506	Vice President
Lane Bryant #4509, LLC	4509	Vice President
Lane Bryant 4510, Inc.	4510	Vice President

SCHEDULE 2

Lane Bryant #4511, LLC	4511	Vice President
Lane Bryant #4512, LLC	4512	Vice President
Lane Bryant #4515, LLC	4515	Vice President
Lane Bryant #4518, LLC	4518	Vice President
Lane Bryant #4519, LLC	4519	Vice President
Lane Bryant #4520, LLC	4520	Vice President
Lane Bryant 4521, Inc.	4521	Vice President
Lane Bryant #4522, Inc.	4522	Vice President
Lane Bryant 4523, LLC	4523	Vice President
Lane Bryant #4524, LLC	4524	Vice President
Lane Bryant #4525, LLC	4525	Vice President
Lane Bryant #4526, LLC	4526	Vice President
Lane Bryant #4527, LLC	4527	Vice President
Lane Bryant #4528, LLC	4528	Vice President
Lane Bryant #4529, LLC	4529	Vice President
Lane Bryant #4530, LLC	4530	Vice President
Lane Bryant #4531, LLC	4531	Vice President
Lane Bryant 4532, LLC	4532	Vice President
Lane Bryant #4533, LLC	4533	Vice President
Lane Bryant #4535, LLC	4535	Vice President
Lane Bryant 4536, Inc.	4536	Vice President
Lane Bryant #4538, LLC	4538	Vice President
Lane Bryant #4539, LLC	4539	Vice President
Lane Bryant #4541, LLC	4541	Vice President
Lane Bryant #4542, LLC	4542	Vice President
Lane Bryant #4543, LLC	4543	Vice President
Lane Bryant #4544, LLC	4544	Vice President
Lane Bryant #4545, LLC	4545	Vice President
Lane Bryant #4546, LLC	4546	Vice President
Lane Bryant #4547, LLC	4547	Vice President
Lane Bryant #4548, LLC	4548	Vice President
Lane Bryant 4549, Inc.	4549	Vice President
Lane Bryant #4551, LLC	4551	Vice President
Lane Bryant 4553, LLC	4553	Vice President
Lane Bryant #4554, LLC	4554	Vice President
Lane Bryant #4555, LLC	4555	Vice President
Lane Bryant #4556, LLC	4556	Vice President
Lane Bryant #4557, LLC	4557	Vice President
Lane Bryant #4558, LLC	4558	Vice President
Lane Bryant #4559, LLC	4559	Vice President
Lane Bryant #4560, LLC	4560	Vice President
Lane Bryant #4561, LLC	4561	Vice President
Lane Bryant #4562, LLC	4562	Vice President
Lane Bryant #4563, LLC	4563	Vice President
Lane Bryant #4565, LLC	4565	Vice President
Lane Bryant #4566, LLC	4566	Vice President
Lane Bryant #4567, LLC	4567	Vice President
Lane Bryant #4568, LLC	4568	Vice President
Lane Bryant #4569, LLC	4569	Vice President
Lane Bryant #4570, LLC	4570	Vice President
Lane Bryant #4571, LLC	4571	Vice President

SCHEDULE 2

Lane Bryant #4572, LLC	4572	Vice President
Lane Bryant #4573, LLC	4573	Vice President
Lane Bryant #4574, LLC	4574	Vice President
Lane Bryant #4575, LLC	4575	Vice President
Lane Bryant/Cacique #4576, LLC	4576	Vice President
Lane Bryant 4577, Inc.	4577	Vice President
Lane Bryant 4578, Inc.	4578	Vice President
Lane Bryant #4579, LLC	4579	Vice President
Lane Bryant #4580, LLC	4580	Vice President
Lane Bryant #4581, LLC	4581	Vice President
Lane Bryant #4582, LLC	4582	Vice President
Lane Bryant #4583, LLC	4583	Vice President
Lane Bryant #4584, LLC	4584	Vice President
Lane Bryant #4585, LLC	4585	Vice President
Lane Bryant #4586, LLC	4586	Vice President
Lane Bryant/Cacique #4589, LLC	4589	Vice President
Lane Bryant/Cacique #4590, LLC	4590	Vice President
Lane Bryant/Cacique #4591, LLC	4591	Vice President
Lane Bryant/Cacique #4592 of Vestal, LLC	4592	Vice President
Lane Bryant/Cacique #4593, LLC	4593	Vice President
Lane Bryant #4594, LLC	4594	Vice President
Lane Bryant/Cacique #4595, LLC	4595	Vice President
Lane Bryant #4596, LLC	4596	Vice President
Lane Bryant/Cacique #4597, LLC	4597	Vice President
Lane Bryant/Cacique #4598, LLC	4598	Vice President
Lane Bryant #4599, LLC	4599	Vice President
Lane Bryant #4600, LLC	4600	Vice President
Lane Bryant/Cacique #4601, LLC	4601	Vice President
Lane Bryant/Cacique #4602, LLC	4602	Vice President
Lane Bryant/Cacique #4603, LLC	4603	Vice President
Lane Bryant/Cacique 4604, LLC	4604	Vice President
Lane Bryant/Cacique #4605, LLC	4605	Vice President
Lane Bryant/Cacique #4606, LLC	4606	Vice President
Lane Bryant/Cacique #4608, LLC	4608	Vice President
Lane Bryant/Cacique #4609, LLC	4609	Vice President
Lane Bryant #4610, LLC	4610	Vice President
Lane Bryant #4612, LLC	4612	Vice President
Lane Bryant/Cacique #4614, LLC	4614	Vice President
Lane Bryant #4616, LLC	4616	Vice President
Lane Bryant #4617, LLC	4617	Vice President
Lane Bryant #4618, LLC	4618	Vice President
Lane Bryant/Cacique 4619, Inc.	4619	Vice President
Lane Bryant #4620 of Saratoga County, LLC	4620	Vice President
Lane Bryant #4622, LLC	4622	Vice President
Lane Bryant/Cacique #4623, LLC	4623	Vice President
Lane Bryant/Cacique #4625, LLC	4625	Vice President
Lane Bryant/Cacique #4630, LLC	4630	Vice President
Lane Bryant/Cacique #4632, LLC	4632	Vice President
Lane Bryant #4633, LLC	4633	Vice President
Lane Bryant #4634, LLC	4634	Vice President
Lane Bryant/Cacique 4636, Inc.	4636	Vice President

SCHEDULE 2

Lane Bryant #4638, LLC	4638	Vice President
Lane Bryant/Cacique #4640, LLC	4640	Vice President
Lane Bryant #4641, LLC	4641	Vice President
Lane Bryant #4643, LLC	4643	Vice President
Lane Bryant/Cacique #4644, LLC	4644	Vice President
Lane Bryant/Cacique #4645, LLC	4645	Vice President
Lane Bryant #4646 of Horseheads, LLC	4646	Vice President
Lane Bryant #4647, LLC	4647	Vice President
Lane Bryant/Cacique #4648, LLC	4648	Vice President
Lane Bryant/Cacique 4649, Inc.	4649	Vice President
Lane Bryant/Cacique #4650, LLC	4650	Vice President
Lane Bryant #4652, LLC	4652	Vice President
Lane Bryant/Cacique #4653, LLC	4653	Vice President
Lane Bryant #4654, LLC	4654	Vice President
Lane Bryant #4655, LLC	4655	Vice President
Lane Bryant #4656, LLC	4656	Vice President
Lane Bryant #4657, LLC	4657	Vice President
Lane Bryant/Cacique #4659, LLC	4659	Vice President
Lane Bryant/Cacique #4660, LLC	4660	Vice President
Lane Bryant/Cacique #4661, LLC	4661	Vice President
Lane Bryant #4664, LLC	4664	Vice President
Lane Bryant #4665, LLC	4665	Vice President
Lane Bryant/Cacique #4667, LLC	4667	Vice President
Lane Bryant/Cacique #4668, LLC	4668	Vice President
Lane Bryant/Cacique #4671, LLC	4671	Vice President
Lane Bryant/Cacique #4672, LLC	4672	Vice President
Lane Bryant #4676, LLC	4676	Vice President
Lane Bryant #4677, LLC	4677	Vice President
Lane Bryant 4679, Inc.	4679	Vice President
Lane Bryant #4680, LLC	4680	Vice President
Lane Bryant/Cacique #4681, LLC	4681	Vice President
Lane Bryant/Cacique #4683, LLC	4683	Vice President
Lane Bryant #4685, LLC	4685	Vice President
Lane Bryant 4688, Inc.	4688	Vice President
Lane Bryant/Cacique 4689, Inc.	4689	Vice President
Lane Bryant #4691, LLC	4691	Vice President
Lane Bryant/Cacique #4692, LLC	4692	Vice President
Lane Bryant #4693, LLC	4693	Vice President
Lane Bryant #4694, LLC	4694	Vice President
Lane Bryant #4696, LLC	4696	Vice President
Lane Bryant #4697, LLC	4697	Vice President
Lane Bryant #4700, LLC	4700	Vice President
Lane Bryant/Cacique #4701, LLC	4701	Vice President
Lane Bryant/Cacique #4702, LLC	4702	Vice President
Lane Bryant #4705, LLC	4705	Vice President
Lane Bryant #4706, LLC	4706	Vice President
Lane Bryant #4709, LLC	4709	Vice President
Lane Bryant #4710, LLC	4710	Vice President
Lane Bryant #4711, LLC	4711	Vice President
Lane Bryant #4714, LLC	4714	Vice President
Lane Bryant #4719, LLC	4719	Vice President

SCHEDULE 2

Lane Bryant/Cacique #4720, LLC	4720	Vice President
Lane Bryant 4723, Inc.	4723	Vice President
Lane Bryant/Cacique #4724, LLC	4724	Vice President
Lane Bryant #4727, LLC	4727	Vice President
Lane Bryant #4733, LLC	4733	Vice President
Lane Bryant #4734, INC.	4734	Vice President
Lane Bryant #4736, LLC	4736	Vice President
Lane Bryant #4737, LLC	4737	Vice President
Lane Bryant #4738, LLC	4738	Vice President
Lane Bryant 4740, Inc.	4740	Vice President
Lane Bryant #4741, LLC	4741	Vice President
Lane Bryant #4742, LLC	4742	Vice President
Lane Bryant #4743, LLC	4743	Vice President
Lane Bryant #4744, Inc.	4744	Vice President
Lane Bryant #4745, LLC	4745	Vice President
Lane Bryant #4746, LLC	4746	Vice President
Lane Bryant #4747, Inc.	4747	Vice President
Lane Bryant #4748, LLC	4748	Vice President
Lane Bryant #4749, Inc.	4749	Vice President
Lane Bryant #4750, LLC	4750	Vice President
Lane Bryant #4751, LLC	4751	Vice President
Lane Bryant #4752, LLC	4752	Vice President
Lane Bryant #4753, LLC	4753	Vice President
Lane Bryant #4754, LLC	4754	Vice President
Lane Bryant #4755, LLC	4755	Vice President
Lane Bryant #4756, LLC	4756	Vice President
Lane Bryant #4758, LLC	4758	Vice President
Lane Bryant #4759, LLC	4759	Vice President
Lane Bryant #4760, LLC	4760	Vice President
Lane Bryant #4761, Inc.	4761	Vice President
Lane Bryant #4762, LLC	4762	Vice President
Lane Bryant #4763, LLC	4763	Vice President
Lane Bryant #4764, LLC	4764	Vice President
Lane Bryant #4765, Inc.	4765	Vice President
Lane Bryant 4766, Inc.	4766	Vice President
Lane Bryant #4767, LLC	4767	Vice President
Lane Bryant #4768, LLC	4768	Vice President
Lane Bryant #4769, LLC	4769	Vice President
Lane Bryant #4770, LLC	4770	Vice President
Lane Bryant #4771, LLC	4771	Vice President
Lane Bryant #4772, LLC	4772	Vice President
Lane Bryant #4773, Inc.	4773	Vice President
Lane Bryant #4774, LLC	4774	Vice President
Lane Bryant #4775, LLC	4775	Vice President
Lane Bryant #4776, LLC	4776	Vice President
Lane Bryant #4777, LLC	4777	Vice President
Lane Bryant #4778, Inc.	4778	Vice President
Lane Bryant #4779, Inc.	4779	Vice President
Lane Bryant #4780, LLC	4780	Vice President
Lane Bryant #4781, Inc.	4781	Vice President
Lane Bryant #4782, LLC	4782	Vice President

SCHEDULE 2

Lane Bryant #4783, LLC	4783	Vice President
Lane Bryant #4793, LLC	4793	Vice President
Lane Bryant #4794, LLC	4794	Vice President
Lane Bryant #4795, LLC	4795	Vice President
Lane Bryant #4796 of Pelham Manor, LLC	4796	Vice President
Lane Bryant #4797, LLC	4797	Vice President
Lane Bryant #4798, LLC	4798	Vice President
Lane Bryant 4800, Inc.	4800	Vice President
Lane Bryant #4801, LLC	4801	Vice President
Lane Bryant #4802, LLC	4802	Vice President
Lane Bryant #4803, LLC	4803	Vice President
Lane Bryant 4804, Inc.	4804	Vice President
Lane Bryant #4805, LLC	4805	Vice President
Lane Bryant #4806, LLC	4806	Vice President
Lane Bryant #4807, LLC	4807	Vice President
Lane Bryant #4808 of Westbury, LLC	4808	Vice President
Lane Bryant #4810, LLC	4810	Vice President
Lane Bryant #4811, LLC	4811	Vice President
Lane Bryant #4812, LLC	4812	Vice President
Catherines #5013, LLC	5013	Vice President
Catherines #5014, LLC	5014	Vice President
Catherines #5016, LLC	5016	Vice President
Catherines #5022, LLC	5022	Vice President
Catherines #5023, LLC	5023	Vice President
Catherines #5029 of New Hartford, Inc.	5029	Vice President
Catherines #5037, LLC	5037	Vice President
Catherines #5039, Inc.	5039	Vice President
Catherines #5044, LLC	5044	Vice President
Catherines #5052, Inc.	5052	Vice President
Catherines #5053, LLC	5053	Vice President
Catherines #5054, LLC	5054	Vice President
Catherines #5058, LLC	5058	Vice President
Catherines #5063, LLC	5063	Vice President
Catherines #5069, LLC	5069	Vice President
Catherines #5075, LLC	5075	Vice President
Catherines #5076, LLC	5076	Vice President
Catherines #5077, LLC	5077	Vice President
Catherines #5085, LLC	5085	Vice President
Catherines #5094, Inc.	5094	Vice President
Catherines #5097, LLC	5097	Vice President
Catherines #5110, LLC	5110	Vice President
Catherines #5114, LLC	5114	Vice President
Catherines #5116, Inc.	5116	Vice President
Catherines #5118, Inc.	5118	Vice President
Catherines #5124, Inc.	5124	Vice President
Catherines #5127, Inc.	5127	Vice President
Catherines #5129, LLC	5129	Vice President
Catherines #5134, LLC	5134	Vice President
Catherines #5141, LLC	5141	Vice President
Catherines #5147, Inc.	5147	Vice President
Catherines #5149, Inc.	5149	Vice President

SCHEDULE 2

Catherines #5150, LLC	5150	Vice President
Catherines #5156, Inc.	5156	Vice President
Catherines #5157, LLC	5157	Vice President
Catherines #5172, Inc.	5172	Vice President
Catherines #5173, Inc.	5173	Vice President
Catherines #5175, LLC	5175	Vice President
Catherines #5176, LLC	5176	Vice President
Catherines #5177, LLC	5177	Vice President
Catherines #5179, Inc.	5179	Vice President
Catherines #5188, LLC	5188	Vice President
Catherines #5189, Inc.	5189	Vice President
Catherines #5200, LLC	5200	Vice President
Catherines #5215, LLC	5215	Vice President
Catherines #5217, LLC	5217	Vice President
Catherines #5220, LLC	5220	Vice President
Catherines #5227, LLC	5227	Vice President
Catherines #5231, LLC	5231	Vice President
Catherines #5232, LLC	5232	Vice President
Catherines #5239, LLC	5239	Vice President
Catherines #5242, LLC	5242	Vice President
Catherines #5247, LLC	5247	Vice President
Catherines #5248, LLC	5248	Vice President
Catherines #5267, Inc.	5267	Vice President
Catherines #5269, LLC	5269	Vice President
Catherines #5275, Inc.	5275	Vice President
Catherines #5279, Inc.	5279	Vice President
Catherines 5282, Inc.	5282	Vice President
Catherines #5300, LLC	5300	Vice President
Catherines #5303, LLC	5303	Vice President
Catherines #5307, LLC	5307	Vice President
Catherines #5314 of Greenburgh, LLC	5314	Vice President
Catherines #5335, LLC	5335	Vice President
Catherines #5340, Inc.	5340	Vice President
Catherines #5342, Inc.	5342	Vice President
Catherines #5344 of Mays Landing, Inc.	5344	Vice President
Catherines #5345 of Colonial Heights, Inc.	5345	Vice President
Catherines #5348, Inc.	5348	Vice President
Catherines #5349, Inc.	5349	Vice President
Catherines #5351, Inc.	5351	Vice President
Catherines #5353, Inc.	5353	Vice President
Catherines #5356, Inc.	5356	Vice President
Catherines #5358, Inc.	5358	Vice President
Catherines #5359, Inc.	5359	Vice President
Catherines #5360, Inc.	5360	Vice President
Catherines #5362, Inc.	5362	Vice President
Catherines #5363, Inc.	5363	Vice President
Catherines #5365, Inc.	5365	Vice President
Catherines #5367 of Middletown, Inc.	5367	Vice President
Catherines #5368, Inc.	5368	Vice President
Catherines #5369, Inc.	5369	Vice President
Catherines #5370, Inc.	5370	Vice President

SCHEDULE 2

Catherines #5371, Inc.	5371	Vice President
Catherines #5372, Inc.	5372	Vice President
Catherines #5375, Inc.	5375	Vice President
Catherines #5376, Inc.	5376	Vice President
Catherines #5377, Inc.	5377	Vice President
Catherines #5378, Inc.	5378	Vice President
Catherines #5380, Inc.	5380	Vice President
Catherines #5382 of Vestal, Inc.	5382	Vice President
Catherines #5384, Inc.	5384	Vice President
Catherines #5387, Inc.	5387	Vice President
Catherines #5388, Inc.	5388	Vice President
Catherines #5390, Inc.	5390	Vice President
Catherines #5396, Inc.	5396	Vice President
Catherines #5397, Inc.	5397	Vice President
Catherines #5402, Inc.	5402	Vice President
Catherines 5405, Inc.	5405	Vice President
Catherines 5406, Inc.	5406	Vice President
Catherines #5407, Inc.	5407	Vice President
Catherines #5408, Inc.	5408	Vice President
Catherines #5410, Inc.	5410	Vice President
Catherines #5411, Inc.	5411	Vice President
Catherines #5412, Inc.	5412	Vice President
Catherines #5413 of Dewitt, Inc.	5413	Vice President
Catherines #5416, Inc.	5416	Vice President
Catherines #5420, LLC	5420	Vice President
Catherines #5427, Inc.	5427	Vice President
Catherines #5428, Inc.	5428	Vice President
Catherines #5432, Inc.	5432	Vice President
Catherines #5434, LLC	5434	Vice President
Catherines #5550, Inc.	5550	Vice President
Catherines #5552, Inc.	5552	Vice President
Catherines #5553, Inc.	5553	Vice President
Catherines #5555, Inc.	5555	Vice President
Catherines #5556, Inc.	5556	Vice President
Catherines #5557, LLC	5557	Vice President
Catherines #5558, LLC	5558	Vice President
Catherines #5559, LLC	5559	Vice President
Catherines #5560, LLC	5560	Vice President
Catherines #5561, LLC	5561	Vice President
Catherines #5562, LLC	5562	Vice President
Catherines #5563, LLC	5563	Vice President
Catherines #5564, LLC	5564	Vice President
Catherines 5565, LLC	5565	Vice President
Catherines #5566, LLC	5566	Vice President
Catherines #5567, LLC	5567	Vice President
Catherines #5568, LLC	5568	Vice President
Catherines 5569, Inc.	5569	Vice President
Catherines #5570, LLC	5570	Vice President
Catherines #5571, LLC	5571	Vice President
Catherines #5572, LLC	5572	Vice President
Catherines #5573, LLC	5573	Vice President

SCHEDULE 2

Catherines #5574, LLC	5574	Vice President
Catherines #5575, LLC	5575	Vice President
Catherines #5578, LLC	5578	Vice President
Catherines #5579, LLC	5579	Vice President
Catherines #5580, LLC	5580	Vice President
Catherines #5582, LLC	5582	Vice President
Catherines #5644, Inc.	5644	Vice President
Catherines #5646, Inc.	5646	Vice President
Catherines 5647, Inc.	5647	Vice President
Catherines #5648, Inc.	5648	Vice President
Catherines #5687, LLC	5687	Vice President
Catherines #5702, LLC	5702	Vice President
Catherines #5706, Inc.	5706	Vice President
Catherines #5713, Inc.	5713	Vice President
Catherines #5717, LLC	5717	Vice President
Catherines #5718, Inc.	5718	Vice President
Catherines #5724, LLC	5724	Vice President
Catherines #5725, Inc.	5725	Vice President
Catherines 5738, Inc.	5738	Vice President
Catherines 5741, Inc.	5741	Vice President
Catherines 5742, Inc.	5742	Vice President
Catherines #5743, Inc.	5743	Vice President
Catherines #5745, Inc.	5745	Vice President
Catherines #5746, Inc.	5746	Vice President
Catherines #5748, Inc.	5748	Vice President
Catherines #5749 of Clay, Inc.	5749	Vice President
Catherines #5751, LLC	5751	Vice President
Catherines #5753, Inc.	5753	Vice President
Catherines #5757, Inc.	5757	Vice President
Catherines #5772, LLC	5772	Vice President
Catherines #5778, Inc.	5778	Vice President
Catherines #5781, LLC	5781	Vice President
Catherines #5784, LLC	5784	Vice President
Catherines #5785, LLC	5785	Vice President
Catherines #5786, LLC	5786	Vice President
Catherines #5788, LLC	5788	Vice President
Catherines #5791, LLC	5791	Vice President
Catherines #5793, Inc.	5793	Vice President
Catherines #5794 of Pittsford, Inc.	5794	Vice President
Catherines #5796 of Poughkeepsie, Inc.	5796	Vice President
Catherines #5802, LLC	5802	Vice President
Catherines #5808, LLC	5808	Vice President
Catherines #5812, Inc.	5812	Vice President
Catherines #5814, LLC	5814	Vice President
Catherines #5816, LLC	5816	Vice President
Catherines #5817 of Amherst, LLC	5817	Vice President
Catherines #5819, Inc.	5819	Vice President
Catherines #5824, LLC	5824	Vice President
Catherines #5826, Inc.	5826	Vice President
Catherines 5832, Inc.	5832	Vice President
Catherines 5834, Inc.	5834	Vice President

SCHEDULE 2

Catherines #5837, LLC	5837	Vice President
Catherines #5845, Inc.	5845	Vice President
Catherines #5848, Inc.	5848	Vice President
Catherines #5849, Inc.	5849	Vice President
Catherines #5855, Inc.	5855	Vice President
Catherines #5857, Inc.	5857	Vice President
Catherines #5858, Inc.	5858	Vice President
Catherines #5859, Inc.	5859	Vice President
Catherines #5861, Inc.	5861	Vice President
Catherines #5863, Inc.	5863	Vice President
Catherines #5867, Inc.	5867	Vice President
Catherines #5871, Inc.	5871	Vice President
Catherines #5873, Inc.	5873	Vice President
Catherines #5874, Inc.	5874	Vice President
Catherines #5875, Inc.	5875	Vice President
Catherines #5876, Inc.	5876	Vice President
Catherines #5879, Inc.	5879	Vice President
Catherines #5881, Inc.	5881	Vice President
Catherines #5885, Inc.	5885	Vice President
Catherines #5889, Inc.	5889	Vice President
Catherines #5890, Inc.	5890	Vice President
Catherines #5893, Inc.	5893	Vice President
Catherines #5951, LLC	5951	Vice President
Catherines #5952, LLC	5952	Vice President
Catherines #5955, LLC	5955	Vice President
Catherines #5956, LLC	5956	Vice President
Catherines #5957, LLC	5957	Vice President
Catherines #5958, LLC	5958	Vice President
Catherines #5959, LLC	5959	Vice President
Catherines #5960, LLC	5960	Vice President
Catherines #5961, LLC	5961	Vice President
Catherines #5962, LLC	5962	Vice President
Catherines #5963, LLC	5963	Vice President
Catherines #5965, LLC	5965	Vice President
Catherines #5966, LLC	5966	Vice President
Catherines #5967, LLC	5967	Vice President
Catherines #5968, LLC	5968	Vice President
Catherines #5969, LLC	5969	Vice President
Catherines 5970, LLC	5970	Vice President
Catherines #5971, LLC	5971	Vice President
Catherines #5972, LLC	5972	Vice President
Catherines #5973, LLC	5973	Vice President
Catherines #5974, LLC	5974	Vice President
Catherines 5975, Inc.	5975	Vice President
Catherines #5976, LLC	5976	Vice President
Catherines #5977, LLC	5977	Vice President
Catherines #5979, LLC	5979	Vice President
Catherines #5980, LLC	5980	Vice President
Catherines #5982, LLC	5982	Vice President
Catherines #5983, LLC	5983	Vice President
Lane Bryant #6004, LLC	6004	Vice President

SCHEDULE 2

Lane Bryant #6006, LLC	6006	Vice President
Lane Bryant #6008, Inc.	6008	Vice President
Lane Bryant #6012, LLC	6012	Vice President
Lane Bryant #6013, LLC	6013	Vice President
Lane Bryant #6017, LLC	6017	Vice President
Lane Bryant #6019, LLC	6019	Vice President
Lane Bryant #6032, LLC	6032	Vice President
Lane Bryant 6038, Inc.	6038	Vice President
Lane Bryant #6041, LLC	6041	Vice President
Lane Bryant 6042, Inc.	6042	Vice President
Lane Bryant 6044, Inc.	6044	Vice President
Lane Bryant 6045, Inc.	6045	Vice President
Lane Bryant #6046, LLC	6046	Vice President
Lane Bryant #6051, LLC	6051	Vice President
Lane Bryant #6053, LLC	6053	Vice President
Lane Bryant #6059, LLC	6059	Vice President
Lane Bryant #6065, LLC	6065	Vice President
Lane Bryant 6067, Inc.	6067	Vice President
Lane Bryant #6078, LLC	6078	Vice President
Lane Bryant #6083, Inc.	6083	Vice President
Lane Bryant #6097, LLC	6097	Vice President
Lane Bryant #6116, LLC	6116	Vice President
Lane Bryant #6118, LLC	6118	Vice President
Lane Bryant #6120, Inc.	6120	Vice President
Lane Bryant 6122, Inc.	6122	Vice President
Lane Bryant #6126, LLC	6126	Vice President
Lane Bryant 6134, Inc.	6134	Vice President
Lane Bryant #6147 of Victor, LLC	6147	Vice President
Lane Bryant #6154, LLC	6154	Vice President
Lane Bryant #6155, LLC	6155	Vice President
Lane Bryant #6157, Inc.	6157	Vice President
Lane Bryant #6158, LLC	6158	Vice President
Lane Bryant 6161, Inc.	6161	Vice President
Lane Bryant #6163, LLC	6163	Vice President
Lane Bryant #6166, LLC	6166	Vice President
Lane Bryant #6170, LLC	6170	Vice President
Lane Bryant #6178, LLC	6178	Vice President
Lane Bryant #6181, Inc.	6181	Vice President
Lane Bryant #6183, LLC	6183	Vice President
Lane Bryant #6188, LLC	6188	Vice President
Lane Bryant #6196, Inc.	6196	Vice President
Lane Bryant 6198, Inc.	6198	Vice President
Lane Bryant #6202, LLC	6202	Vice President
Lane Bryant/Cacique #6203, LLC	6203	Vice President
Lane Bryant #6205, LLC	6205	Vice President
Lane Bryant #6209, LLC	6209	Vice President
Lane Bryant #6211, LLC	6211	Vice President
Lane Bryant #6213, LLC	6213	Vice President
Lane Bryant #6215, Inc.	6215	Vice President
Lane Bryant #6218, Inc.	6218	Vice President
Lane Bryant #6219, LLC	6219	Vice President

SCHEDULE 2

Lane Bryant #6222, LLC	6222	Vice President
Lane Bryant #6230, Inc.	6230	Vice President
Lane Bryant #6231, LLC	6231	Vice President
Lane Bryant #6234, LLC	6234	Vice President
Lane Bryant #6238, Inc.	6238	Vice President
Lane Bryant #6243, Inc.	6243	Vice President
Lane Bryant #6245, Inc.	6245	Vice President
Lane Bryant #6248, Inc.	6248	Vice President
Lane Bryant #6249, LLC	6249	Vice President
Lane Bryant #6251, Inc.	6251	Vice President
Lane Bryant #6257 of Staten Island, LLC	6257	Vice President
Lane Bryant #6260, Inc.	6260	Vice President
Lane Bryant 6261, Inc.	6261	Vice President
Lane Bryant #6264, LLC	6264	Vice President
Lane Bryant #6271, Inc.	6271	Vice President
Lane Bryant #6278, LLC	6278	Vice President
Lane Bryant #6280 of Levittown, LLC	6280	Vice President
Lane Bryant #6282, LLC	6282	Vice President
Lane Bryant #6288, LLC	6288	Vice President
Lane Bryant #6290, LLC	6290	Vice President
Lane Bryant #6291, LLC	6291	Vice President
Lane Bryant #6294, LLC	6294	Vice President
Lane Bryant #6295, Inc.	6295	Vice President
Lane Bryant #6298, LLC	6298	Vice President
Lane Bryant #6301, LLC	6301	Vice President
Lane Bryant #6302, LLC	6302	Vice President
Lane Bryant/Cacique #6304 of Albany, LLC	6304	Vice President
Lane Bryant #6315 of Bayshore, Inc.	6315	Vice President
Lane Bryant 6318, Inc.	6318	Vice President
Lane Bryant 6319, Inc.	6319	Vice President
Lane Bryant #6321, LLC	6321	Vice President
Lane Bryant 6324, Inc.	6324	Vice President
Lane Bryant 6328, Inc.	6328	Vice President
Lane Bryant 6330, Inc.	6330	Vice President
Lane Bryant #6336, LLC	6336	Vice President
Lane Bryant #6341, LLC	6341	Vice President
Lane Bryant #6342, Inc.	6342	Vice President
Lane Bryant #6345, LLC	6345	Vice President
Lane Bryant #6350, LLC	6350	Vice President
Lane Bryant #6353, LLC	6353	Vice President
Lane Bryant/Cacique #6354, LLC	6354	Vice President
Lane Bryant #6355, LLC	6355	Vice President
Lane Bryant #6365, LLC	6365	Vice President
Lane Bryant #6366, Inc.	6366	Vice President
Lane Bryant #6369, Inc.	6369	Vice President
Lane Bryant #6371, Inc.	6371	Vice President
Lane Bryant #6372, Inc.	6372	Vice President
Lane Bryant #6373 of Shirley, Inc.	6373	Vice President
Lane Bryant #6374, Inc.	6374	Vice President
Lane Bryant/Cacique #6375, LLC	6375	Vice President
Lane Bryant #6385, Inc.	6385	Vice President

SCHEDULE 2

Lane Bryant/Cacique #6387, LLC	6387	Vice President
Lane Bryant #6388, LLC	6388	Vice President
Lane Bryant #6390, LLC	6390	Vice President
Lane Bryant 6391, Inc.	6391	Vice President
Lane Bryant #6392, LLC	6392	Vice President
Lane Bryant 6394, Inc.	6394	Vice President
Lane Bryant 6398, Inc.	6398	Vice President
Lane Bryant #6399, LLC	6399	Vice President
Lane Bryant #6401, Inc.	6401	Vice President
Lane Bryant #6404, Inc.	6404	Vice President
Lane Bryant 6405, LLC	6405	Vice President
Lane Bryant #6406, Inc.	6406	Vice President
Lane Bryant #6409, Inc.	6409	Vice President
Lane Bryant #6417, LLC	6417	Vice President
Lane Bryant #6419, LLC	6419	Vice President
Lane Bryant #6420, Inc.	6420	Vice President
Lane Bryant #6421, Inc.	6421	Vice President
Lane Bryant #6428, LLC	6428	Vice President
Lane Bryant #6432, inc.	6432	Vice President
Lane Bryant #6433, Inc.	6433	Vice President
Lane Bryant #6435, LLC	6435	Vice President
Lane Bryant #6442, LLC	6442	Vice President
Lane Bryant #6446, LLC	6446	Vice President
Lane Bryant #6456, Inc.	6456	Vice President
Lane Bryant #6457 of Buffalo, Inc.	6457	Vice President
Lane Bryant #6461, Inc.	6461	Vice President
Lane Bryant #6464, Inc.	6464	Vice President
Lane Bryant #6466, Inc.	6466	Vice President
Lane Bryant #6470, LLC	6470	Vice President
Lane Bryant #6474, LLC	6474	Vice President
Lane Bryant #6478, Inc.	6478	Vice President
Lane Bryant #6479, LLC	6479	Vice President
Lane Bryant #6481, LLC	6481	Vice President
Lane Bryant #6484, LLC	6484	Vice President
Lane Bryant #6485, LLC	6485	Vice President
Lane Bryant #6490, LLC	6490	Vice President
Lane Bryant #6491, LLC	6491	Vice President
Lane Bryant #6494, LLC	6494	Vice President
Lane Bryant 6496, LLC	6496	Vice President
Lane Bryant #6499, LLC	6499	Vice President
Lane Bryant/Cacique #6518, LLC	6518	Vice President
Lane Bryant #6521, LLC	6521	Vice President
Lane Bryant #6522, LLC	6522	Vice President
Lane Bryant 6525, LLC	6525	Vice President
Lane Bryant 6529, Inc.	6529	Vice President
Lane Bryant #6537, LLC	6537	Vice President
Lane Bryant #6540, Inc.	6540	Vice President
Lane Bryant #6541, LLC	6541	Vice President
Lane Bryant #6542, Inc.	6542	Vice President
Lane Bryant 6543, Inc.	6543	Vice President
Lane Bryant 6547, Inc.	6547	Vice President

SCHEDULE 2

Lane Bryant #6557, LLC	6557	Vice President
Lane Bryant #6558, Inc.	6558	Vice President
Lane Bryant 6559, Inc.	6559	Vice President
Lane Bryant #6563 of New Hartford, LLC	6563	Vice President
Lane Bryant #6565, LLC	6565	Vice President
Lane Bryant #6566, LLC	6566	Vice President
Lane Bryant #6570, LLC	6570	Vice President
Lane Bryant 6575, Inc.	6575	Vice President
Lane Bryant #6577, LLC	6577	Vice President
Lane Bryant/Cacique #6579, LLC	6579	Vice President
Lane Bryant #6581, LLC	6581	Vice President
Lane Bryant #6582, LLC	6582	Vice President
Lane Bryant #6586, LLC	6586	Vice President
Lane Bryant #6587, LLC	6587	Vice President
Lane Bryant #6588, LLC	6588	Vice President
Lane Bryant #6603, LLC	6603	Vice President
Lane Bryant #6606, LLC	6606	Vice President
Lane Bryant #6615, LLC	6615	Vice President
Lane Bryant #6617, LLC	6617	Vice President
Lane Bryant 6618, LLC	6618	Vice President
Lane Bryant #6623, Inc.	6623	Vice President
Lane Bryant 6625, Inc.	6625	Vice President
Lane Bryant #6637, LLC	6637	Vice President
Lane Bryant #6644, LLC	6644	Vice President
Lane Bryant #6651, LLC	6651	Vice President
Lane Bryant #6652, LLC	6652	Vice President
Lane Bryant #6654, LLC	6654	Vice President
Lane Bryant #6655, LLC	6655	Vice President
Lane Bryant #6657, LLC	6657	Vice President
Lane Bryant #6658, LLC	6658	Vice President
Lane Bryant #6659, LLC	6659	Vice President
Lane Bryant 6662, Inc.	6662	Vice President
Lane Bryant #6666 of Poughkeepsie, LLC	6666	Vice President
Lane Bryant #6668, LLC	6668	Vice President
Lane Bryant #6671, LLC	6671	Vice President
Lane Bryant #6674, LLC	6674	Vice President
Lane Bryant #6679, LLC	6679	Vice President
Lane Bryant #6680, LLC	6680	Vice President
Lane Bryant #6682, LLC	6682	Vice President
Lane Bryant 6684, LLC	6684	Vice President
Lane Bryant #6685, LLC	6685	Vice President
Lane Bryant #6686, LLC	6686	Vice President
Lane Bryant 6688, Inc.	6688	Vice President
Lane Bryant #6690, LLC	6690	Vice President
Lane Bryant #6692, LLC	6692	Vice President
Lane Bryant #6696, LLC	6696	Vice President
Lane Bryant 6701, Inc.	6701	Vice President
Lane Bryant #6703, LLC	6703	Vice President
Lane Bryant #6704, LLC	6704	Vice President
Lane Bryant #6708, LLC	6708	Vice President
Lane Bryant #6709, LLC	6709	Vice President

SCHEDULE 2

Lane Bryant #6710, LLC	6710	Vice President
Lane Bryant #6711, LLC	6711	Vice President
Lane Bryant #6721, LLC	6721	Vice President
Lane Bryant 6722, Inc.	6722	Vice President
Lane Bryant #6740, LLC	6740	Vice President
Lane Bryant #6741, LLC	6741	Vice President
Lane Bryant #6743, LLC	6743	Vice President
Lane Bryant #6745, LLC	6745	Vice President
Lane Bryant #6750 of East Northport, LLC	6750	Vice President
Lane Bryant #6756, LLC	6756	Vice President
Lane Bryant #6759, LLC	6759	Vice President
Lane Bryant #6760, LLC	6760	Vice President
Lane Bryant #6763, LLC	6763	Vice President
Lane Bryant #6765, LLC	6765	Vice President
Lane Bryant #6766, LLC	6766	Vice President
Lane Bryant #6767, LLC	6767	Vice President
Lane Bryant #6771, LLC	6771	Vice President
Lane Bryant #6772, LLC	6772	Vice President
Lane Bryant #6773, LLC	6773	Vice President
Lane Bryant #6778, LLC	6778	Vice President
Lane Bryant #6782, LLC	6782	Vice President
Lane Bryant 6785, Inc.	6785	Vice President
Lane Bryant #6786, LLC	6786	Vice President
Lane Bryant #6788, LLC	6788	Vice President
Lane Bryant 6789, Inc.	6789	Vice President
Lane Bryant #6792 of Brooklyn, LLC	6792	Vice President
Lane Bryant #6794, Inc.	6794	Vice President
Lane Bryant #6804, LLC	6804	Vice President
Lane Bryant #6808, LLC	6808	Vice President
Lane Bryant #6809, LLC	6809	Vice President
Lane Bryant #6812, LLC	6812	Vice President
Lane Bryant #6817 of Buffalo, LLC	6817	Vice President
Lane Bryant #6823, LLC	6823	Vice President
Lane Bryant #6828 of Middletown, LLC	6828	Vice President
Lane Bryant #6832, LLC	6832	Vice President
Lane Bryant #6833, LLC	6833	Vice President
Lane Bryant #6853, LLC	6853	Vice President
Lane Bryant #6854, LLC	6854	Vice President
Lane Bryant #6856, LLC	6856	Vice President
Lane Bryant #6859, Inc.	6859	Vice President
Lane Bryant 6861, Inc.	6861	Vice President
Lane Bryant #6864, LLC	6864	Vice President
Lane Bryant #6875, LLC	6875	Vice President
Lane Bryant 6878, LLC	6878	Vice President
Lane Bryant #6879, LLC	6879	Vice President
Lane Bryant #6882, LLC	6882	Vice President
Lane Bryant #6883, LLC	6883	Vice President
Lane Bryant #6891, LLC	6891	Vice President
Lane Bryant #6892, LLC	6892	Vice President
Lane Bryant 6894, Inc.	6894	Vice President
Lane Bryant #6895, LLC	6895	Vice President

SCHEDULE 2

Lane Bryant #6896, LLC	6896	Vice President
Lane Bryant #6899, LLC	6899	Vice President
Lane Bryant #6901, LLC	6901	Vice President
Lane Bryant #6907, Inc.	6907	Vice President
Lane Bryant #6910 of Bayside, LLC	6910	Vice President
Lane Bryant #6915, LLC	6915	Vice President
Lane Bryant #6916, LLC	6916	Vice President
Lane Bryant #6917, LLC	6917	Vice President
Lane Bryant 6918, Inc.	6918	Vice President
Lane Bryant 6919, Inc.	6919	Vice President
Lane Bryant 6927, Inc.	6927	Vice President
Lane Bryant #6931, LLC	6931	Vice President
Lane Bryant #6933, LLC	6933	Vice President
Lane Bryant #6936, LLC	6936	Vice President
Lane Bryant #6937, LLC	6937	Vice President
Lane Bryant #6939, LLC	6939	Vice President
Lane Bryant #6943, LLC	6943	Vice President
Lane Bryant #6945 of Henrietta, LLC	6945	Vice President
Lane Bryant/Cacique #6948, LLC	6948	Vice President
Lane Bryant #6955, LLC	6955	Vice President
Lane Bryant #6957, LLC	6957	Vice President
Lane Bryant #6962 of Valley Stream, LLC	6962	Vice President
Lane Bryant/Cacique #6963 of West Nyack, LLC	6963	Vice President
Lane Bryant 6966, Inc.	6966	Vice President
Lane Bryant #6968, LLC	6968	Vice President
Lane Bryant #6974, LLC	6974	Vice President
Lane Bryant #6979, LLC	6979	Vice President
Fashion Bug Plus #8047, Inc.	8047	Vice President
Fashion Bug Plus #8048, Inc.	8048	Vice President
Fashion Bug Plus #8060, Inc.	8060	Vice President
Fashion Bug Plus #8062, Inc.	8062	Vice President
Fashion Bug Plus #8067, Inc.	8067	Vice President
Fashion Bug Plus #8078, Inc.	8078	Vice President

SCHEDULE 3

(Colin D. Stern on behalf of each entity in the capacity shown)

NAME	SIGNING CAPACITY
CATHERINES C.S.A.C., INC.	Vice President
CHARMING SHOPPES INTERACTIVE, INC.	Vice President
C.S.A.C. LLC	Vice President
C.S.F. CORP.	Vice President
CSGC, INC.	Vice President
FBGC, INC.	Vice President
Catherines of California, Inc.	Vice President
CS Holdco LLC	Vice President
Sierra Nevada Factoring, Inc.	Vice President
Outlet Division Management Co., Inc.	Vice President

EXHIBIT A

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

January 3, 2011,

as further amended and restated as of

June 14, 2012,

among

ASCENA RETAIL GROUP, INC.,

The BORROWING SUBSIDIARIES party hereto,

The other LOAN PARTIES party hereto,

The LENDERS party hereto

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

J.P. MORGAN SECURITIES LLC and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Joint Bookrunners and Joint Lead Arrangers

BANK OF AMERICA, N.A.,

as Syndication Agent

U.S. BANK NATIONAL ASSOCIATION,

as Documentation Agent

i

SCHEDULES:

Schedule 1.01A	—	Certain Non-Designated Subsidiaries
Schedule 1.01B	—	Excluded Real Properties
Schedule 2.01	—	Commitments
Schedule 2.06	—	Existing Letters of Credit
Schedule 3.05	—	Real Properties
Schedule 3.06	—	Disclosed Matters
Schedule 3.12	—	Subsidiaries and Joint Ventures
Schedule 3.13	—	Insurance
Schedule 3.18	—	Credit Card Arrangements
Schedule 6.01	—	Existing Indebtedness
Schedule 6.02	—	Existing Liens
Schedule 6.04	—	Existing Investments
Schedule 6.09	—	Affiliate Transactions
Schedule 6.10	—	Existing Restrictions

EXHIBITS:

Exhibit A	—	Form of Assignment and Assumption
Exhibit B	—	Form of Borrowing Base Certificate
Exhibit C	—	Form of Borrowing Request
Exhibit D	—	Form of Compliance Certificate
Exhibit E	—	Form of Intercreditor Agreement
Exhibit F	—	Form of Interest Election Request
Exhibit G	—	Form of Supplemental Perfection Certificate
Exhibit H	—	Form of Joinder Agreement
Exhibit I-1	—	Form of U.S. Tax Certificate for Non-U.S. Lenders that are not Partnerships for U.S. Federal Income Tax Purposes
Exhibit I-2	—	Form of U.S. Tax Certificate for Non-U.S. Lenders that are Partnerships for U.S. Federal Income Tax Purposes
Exhibit I-3	—	Form of U.S. Tax Certificate for Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes
Exhibit I-4	—	Form of U.S. Tax Certificate for Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes

v

AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 3, 2011, as further amended and restated as of June 14, 2012, among ASCENA RETAIL GROUP, INC., the BORROWING SUBSIDIARIES party hereto, the other LOAN PARTIES party hereto, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

The Borrowers (such term and each other capitalized term used herein having the meaning assigned to it in Article I of this Agreement), the other Loan Parties, the Lenders and the Administrative Agent are parties to the Existing Credit Agreement, and have agreed to amend and restate such Agreement to provide for, among other things, (a) certain amendments hereto relating to the Acquisition, (b) an increase in total Revolving Commitments of $50,000,000, (c) the extension of the maturity of the credit facility established thereby, (d) certain amendments hereto relating to the incurrence of Permitted Term Indebtedness and (e) certain pricing and other amendments thereto, all as set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto have agreed pursuant to the Second Restatement Agreement that, as of the Second Restatement Effective Date, the Existing Credit Agreement shall be amended and restated to be in the form of this Agreement.

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABL Priority Collateral” has the meaning set forth in the Intercreditor Agreement.

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the Alternate Base Rate.

“Account” has the meaning set forth in the Restated Security Agreement.

“Account Debtor” means any Person obligated on an Account.

“Acquired Company” means Charming Shoppes, Inc., a Pennsylvania corporation.

“Acquired Company Convertible Notes” means the 1.125% Senior Convertible Notes due 2014 of the Acquired Company outstanding as of the Second Restatement Effective Date.

“Acquisition” means the Acquisition Tender Offer and the Merger, collectively.

“Acquisition Agreement” means the Agreement and Plan of Merger dated as of May 1, 2012, among the Company, Merger Sub and the Acquired Company, together with the exhibits thereto and the related disclosure letter.

“Acquisition Tender Offer” means the offer to purchase for cash all the outstanding shares of common stock in the Acquired Company commenced by Merger Sub pursuant to the Acquisition Agreement.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Administrative Agent” means JPMCB, in its capacity as administrative agent hereunder and under the other Loan Documents, and its successors in such capacity as provided in Article VIII.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” means this Amended and Restated Credit Agreement, as modified, amended or restated from time to time.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% per annum and (c) the Adjusted LIBO Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day) for a deposit in dollars with a maturity of one month plus 1% per annum. For purposes of clause (c) above, the Adjusted LIBO Rate on any day shall be based on the rate per annum appearing on the Reuters LIBOR01 screen (or on any successor or substitute screen provided by Reuters, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such screen, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, on such day (without any rounding) for deposits in dollars with a maturity of one month. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively

“Applicable Percentage” means, with respect to any Lender, a percentage equal to a fraction the numerator of which is such Lender’s Revolving Commitment and the denominator of which is the total Revolving Commitments of all the Lenders (if the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments at or prior to the time of determination); provided that for purposes of Section 2.20 when a Defaulting Lender shall exist, any such Defaulting Lender’s Revolving Commitment shall be disregarded in the calculation.

“Applicable Rate” means, for any day, with respect to any ABR Loan or Eurodollar Revolving Loan or the participation fee for any Standby Letter of Credit or Commercial Letter of Credit, as the case may be, the applicable rate per annum set forth in the table below under the caption “ABR Spread”, “Eurodollar Spread”, “Standby Letter of Credit Fee” or “Commercial Letter of Credit Fee”, as the case may be, based upon Average Availability for the most recently ended fiscal quarter of the Company:

Average Availability	ABR Spread	Eurodollar Spread	Standby Letter of Credit Fee	Commercial Letter of Credit Fee
Category 1 ≥$150,000,000	0.50%	1.50%	1.50%	0.75%
Category 2 >$75,000,000 but <$150,000,000	0.75%	1.75%	1.75%	0.875%
Category 3 ≤$75,000,000	1.00%	2.00%	2.00%	1.00%

For purposes of the foregoing, the Applicable Rate shall be determined (a) from and after the Second Restatement Effective Date and until any change thereto pursuant to clause (b) below, by reference to Category 3 in the table above and (b) as of the end of each fiscal quarter of the Company ended on or after October 27, 2012, based upon the Borrowing Base Certificate that is delivered from time to time pursuant to Section 5.01(h) as of the last day of such fiscal quarter, with any changes to the Applicable Rate resulting from a change in Average Availability to be effective on the first day of the first month following delivery of such Borrowing Base Certificate. Notwithstanding the foregoing provisions of this definition, if the Borrowers shall fail to deliver any Borrowing Base Certificate as of the last day of any fiscal quarter of the Company by the time required under Section 5.01(h), then the Applicable Rate shall be determined by reference to Category 3 in the table above from and including the day next following the date on which such Borrowing Base Certificate shall have been due to but excluding the sixth day after the date on which such Borrowing Base Certificate shall have been delivered.

“Applicable Share” has the meaning set forth in Section 10.10.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in commercial loans and similar extensions of credit in the ordinary course of its activities and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, in their capacities as joint bookrunners and joint lead arrangers for the credit facility established hereby.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, with the consent of any Person whose consent is required by Section 9.04, and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

“Availability” means, at any time, an amount equal to (a) the lesser of (i) the total Revolving Commitments then in effect and (ii) the Borrowing Base then in effect minus (b) the total Credit Exposure of all Lenders at such time.

“Availability Period” means the period from and including the Original Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Revolving Commitments.

“Average Availability” means, with respect to any fiscal quarter, (a) the sum of Availability for each day during such fiscal quarter divided by (b) the number of days in such fiscal quarter.

“Banking Services” means each and any of the following bank services provided to any Loan Party by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Banking Services Obligations” means any and all obligations of the Loan Parties, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), in connection with Banking Services.

“Banking Services Reserves” mean all Reserves that the Administrative Agent from time to time establishes in its Permitted Discretion for Banking Services then provided or Banking Services Obligations then outstanding.

“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States of America.

“BofA” means Bank of America, N.A., a national banking association, in its individual capacity, and its successors.

“Borrower Representative” means the Company, in its capacity as contractual representative of the Borrowers pursuant to Article XI.

“Borrowers” means the Company and the Borrowing Subsidiaries, collectively.

“Borrowing” means (a) Revolving Loans of the same Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, (b) a Swingline Loan, (c) a Protective Advance or (d) an Overadvance.

“Borrowing Base” means, at any time (subject to modification as provided below), an amount equal to the sum of (a) 90% of the Loan Parties’ Eligible Credit Card Accounts Receivable at such time, plus (b) 90% multiplied by the Net Orderly Liquidation Value percentage identified in the most recent inventory appraisal ordered by the Administrative Agent multiplied by the Loan Parties’ Eligible Inventory, valued at the lower of cost, determined on a first-in-first-out basis, or market value, minus (c) Reserves. The Administrative Agent may, in its Permitted Discretion and with not fewer than four Business Days’ prior written notice to the Borrower Representative, reduce the advance rates set forth above, adjust Reserves or reduce one or more of the other elements used in computing the Borrowing Base. Subject to the immediately preceding sentence and the other provisions hereof expressly permitting the Administrative Agent to adjust the Borrowing Base, the Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 4.02(c) or 5.01(h) (or, prior to the first such delivery, delivered to the Administrative Agent pursuant to Section 4(h) of the Second Restatement Agreement); provided that if any Borrowing Base Certificate delivered under Section 4.02(c) or 5.01(h) (or under Section 4(h) of the Second Restatement Agreement) shall prove to have been materially inaccurate (regardless of whether any Revolving Commitments are in effect or any amounts are outstanding hereunder when such inaccuracy is discovered), and such inaccuracy shall have resulted in the payment of any interest or fees at rates lower than those that were in fact applicable for any period (based on the actual Borrowing Base), the applicable Borrowers shall pay to the Administrative Agent, for distribution to the Lenders (or former Lenders) as their interests may appear, the accrued interest or fees that should have been paid but were not paid as a result of such inaccuracy.

“Borrowing Base Certificate” means a certificate, signed and certified as accurate and complete by a Financial Officer of the Borrower Representative, in substantially the form of Exhibit B (with such changes thereto as may be required by the Administrative Agent from time to time to reflect the components of and reserves against the Borrowing Base as provided for hereunder) or another form that is acceptable to the Administrative Agent in its Permitted Discretion.

“Borrowing Base Reporting Date” means the last day of each fiscal quarter of the Company; provided that (a) if on the last day of any fiscal month of the Company (i) any Revolving Loans shall be outstanding or (ii) the LC Exposure shall be

$30,000,000 or more, then the last day of such fiscal month will also be a Borrowing Base Reporting Date and (b) during any Enhanced Reporting Period, the last day of each week will also be a Borrowing Base Reporting Date.

“Borrowing Request” means a request by the Borrower Representative for a Revolving Borrowing in accordance with Section 2.03, which shall be, in the case of any such written request, in the form of Exhibit C or any other form approved by the Administrative Agent.

“Borrowing Subsidiary” means, until such time as it ceases to be a Borrowing Subsidiary pursuant to Section 2.22, each of (a) The Dress Barn Inc., a Connecticut corporation, (b) Tween Brands, Inc., a Delaware corporation, (c) Maurices Incorporated, a Delaware corporation, (d) the Acquired Company, (e) Charming Shoppes of Delaware, Inc., a Pennsylvania corporation, (f) CSI Industries, Inc., a Delaware corporation, (g) Catherines, Inc., a Delaware corporation, (h) Catherines Stores Corporation, a Tennessee corporation, (i) Lane Bryant, Inc., a Delaware corporation, (j) Lane Bryant Purchasing Corp., an Ohio corporation, (k) FB Apparel, Inc., an Indiana corporation, and (l) any other wholly owned Subsidiary designated as a Borrowing Subsidiary pursuant to Section 2.22.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Canadian Subsidiary” means any Subsidiary that has been formed or is organized under the laws of Canada or any province or territory thereof.

“Capital Expenditures” means, for any period, (a) the additions to property, plant and equipment and other capital expenditures of the Company and the Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Company for such period prepared in accordance with GAAP and (b) such portion of principal payments on Capital Lease Obligations or Synthetic Lease Obligations made by the Company and its consolidated Subsidiaries during such period as is attributable to additions to property, plant and equipment that have not otherwise been reflected on the consolidated statement of cash flows as additions to property, plant and equipment for such period.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP; the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP, and the final maturity of such obligations shall be the date of the last payment of such amounts due under such lease (or other arrangement) prior to the first date on which such lease (or other arrangement) may be terminated by the lessee without payment of a premium or a penalty. For purposes of Section 6.02, a Capital Lease Obligation shall be deemed to be secured by a Lien on the property being leased and such property shall be deemed to be owned by the lessee.

“CFC” means each Person that is a “controlled foreign corporation” within the meaning of Section 957(a) of the Code.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the Second Restatement Effective Date), other than the Permitted Investors, of Equity Interests representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the Company and the percentage of the aggregate ordinary voting power represented by Equity Interests in the Company owned by such Person or group then exceeds the percentage of the aggregate ordinary voting power represented by Equity Interests in the Company owned by the Permitted Investors; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the board of directors of the Company nor (ii) appointed by directors so nominated; or (c) the occurrence of a “change of control” (or a similar event, however denominated) in any agreement or instrument governing Material Indebtedness.

“Change in Law” means the occurrence, after the Second Restatement Effective Date, of any of the following: (a) the adoption or taking effect of any rule, regulation, treaty or other law, (b) any change in any rule, regulation, treaty or other law or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, promulgated or issued.

“Charges” has the meaning set forth in Section 9.16.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Swingline Loans, Protective Advances or Overadvances.

“Code” means the Internal Revenue Code of 1986.

“Collateral” means any and all assets, whether real or personal, tangible or intangible, on which Liens are purported to be granted pursuant to the Collateral Documents as security for the Secured Obligations.

“Collateral Access Agreement” has the meaning set forth in the Restated Security Agreement.

“Collateral and Guarantee Requirement” means, at any time, the requirement that:

(a) the Administrative Agent shall have received from the Company and each Designated Subsidiary either (i) (A) a counterpart of this Agreement or a counterpart of the Second Restatement Agreement, in each case duly executed and delivered on behalf of such Person as a Loan Guarantor hereunder, and (B) a counterpart of the Restated Security Agreement, duly executed and delivered on behalf of such Person, or (ii) in the case of any Person that becomes a Designated Subsidiary after the Second Restatement Effective Date, (A) a Joinder Agreement, duly executed and delivered on behalf of such Person, and (B) instruments in the form or forms specified in the Restated Security Agreement under which such Person becomes a party to the Restated Security Agreement, duly executed and delivered on behalf of such Person, together with such documents and opinions with respect to such Designated Subsidiary as may reasonably be requested by the Administrative Agent;

(b) the Administrative Agent shall have received all such Collateral Access Agreements, Deposit Account Control Agreements and other Collateral Documents required to be provided to it under the Restated Security Agreement, duly executed by the parties thereto and evidence that all Credit Card Notifications required to be provided pursuant to Section 5.16 have been provided;

(c) all Equity Interests owned by or on behalf of any Loan Party shall have been pledged pursuant to, and to the extent required by, the Restated Security Agreement and, in the case of Equity Interests in any Foreign Subsidiary, where the Administrative Agent so requests in connection with the pledge of such Equity Interests, a Foreign Pledge Agreement (provided that the Loan Parties shall not be required to pledge Equity Interests in Foreign Subsidiaries that are not Eligible Foreign Subsidiaries, and provided further that the Loan Parties shall not be required to pledge more than 65% of the outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of any such Eligible Foreign Subsidiary), and the Administrative Agent shall, to the extent required by the Restated Security Agreement, have received certificates or other instruments representing all such certificated Equity Interests, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank;

(d) (i) all Indebtedness of the Company and any Subsidiary and (ii) all Indebtedness of any other Person in a principal amount of $5,000,000 or more that, in each case, is owing to any Loan Party shall be evidenced by a promissory note and shall have been pledged pursuant to the Restated Security Agreement, and the Administrative Agent shall have received all such promissory notes, together with undated instruments of transfer with respect thereto endorsed in blank;

(e) all documents and instruments, including UCC financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to perfect the Liens intended to be created by the Collateral Documents with the priority required by the Collateral Documents shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording;

(f) the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid and enforceable Lien on the Mortgaged Property described therein, free of any other Liens except as permitted under Section 6.02, together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request, (iii) if any Mortgaged Property is located in an area determined by the Federal Emergency Management Agency to have special flood hazards, evidence of such flood insurance as may be required under applicable law, including Regulation H of the Board of Governors, and (iv) such surveys, abstracts, appraisals, legal opinions and other documents as the Administrative Agent may reasonably request with respect to any such Mortgage or Mortgaged Property; and

(g) each Loan Party shall have obtained all material consents and approvals required in connection with the execution and delivery of all Collateral Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder.

Notwithstanding the foregoing, any Designated Subsidiary formed or acquired after the Second Restatement Effective Date shall not be required to comply with the foregoing requirements prior to the time specified in Section 5.03. The foregoing definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance or, subject to the requirements of applicable law, flood insurance, legal opinions or other deliverables with respect to, particular assets of the Loan Parties, or the provision of Guarantees by any Subsidiary, if and for so long as the Administrative Agent, in consultation with the Company, determines that the cost of creating or perfecting such pledges or security interests in such assets, or obtaining such title insurance or flood insurance, legal opinions or other deliverables in respect of such assets, or providing such Guarantees, shall be excessive in view of the benefits to be obtained by the Lenders therefrom. The Administrative Agent may grant extensions of time for the creation and perfection of security interests in (including delivery of promissory notes as required by clause (d) above) or the obtaining of title insurance or, subject to the requirements of applicable law, flood insurance, legal opinions or other deliverables with respect to particular assets or the provision of any Guarantee by any Subsidiary (including extensions beyond the Second Restatement Effective Date or in connection with assets acquired, or Subsidiaries formed or acquired, after the Second Restatement Effective Date) where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Collateral Documents.

“Collateral Documents” means the Restated Security Agreement, each Collateral Access Agreement, each Credit Card Notification, each Deposit Account Control Agreement, each Mortgage, each Foreign Pledge Agreement, each IP Security Agreement and each other document granting a Lien upon any assets of any Loan Party as security for payment of the Secured Obligations.

“Commercial LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Commercial Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements relating to Commercial Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time. The Commercial LC Exposure of any Lender at any time shall be its Applicable Percentage of the total Commercial LC Exposure at such time.

“Commercial Letter of Credit” means a Letter of Credit that is (a) designated as a Commercial Letter of Credit by the Borrower Representative at the time of, or prior to, the issuance thereof, (b) issued to provide for the payment of the purchase price for goods or services purchased by the Company or any Subsidiary and (c) intended to be drawn when such purchase price is due and payable and not merely upon the occurrence of a default or other contingency.

“Communications” means, collectively, any written notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein that is distributed to the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to Section 9.01, including through the Platform.

“Company” means Ascena Retail Group, Inc., a Delaware corporation.

“Compliance Certificate” means a Compliance Certificate in the form of Exhibit D or any other form approved by the Administrative Agent.

“Concentration Account” has the meaning set forth in the Restated Security Agreement.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Cash Interest Expense” means, for any period, the excess of (a) the sum of (i) the cash interest expense (including (x) imputed interest expense in respect of Capital Lease Obligations and Synthetic Lease Obligations, (y) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and (z) net costs under Swap Agreements entered into to hedge interest rates to the extent such net costs are allocable to such period in accordance with GAAP) of the Company and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, (ii) any interest accrued during such period in respect of Indebtedness of the Company or any Subsidiary that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP, plus (iii) any cash payments made during such period in respect of obligations referred to in clause (b)(iii) below that were amortized or accrued in a previous period, minus (b) the sum of (i) interest income of the Company and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, (ii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization or write-off of capitalized interest or other financing costs paid in a previous period, plus (iii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to accretion or amortization of debt discounts or accrued interest payable in kind for such period.

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period, plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period (including imputed interest expense in respect of Capital Lease Obligations and Synthetic Lease Obligations), (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any non-cash extraordinary charges for such period, (v) any non-cash compensation charges, including charges arising from restricted stock and stock-option grants, for such period, (vi) any other non-cash charges (other than the write-down or write-off of current assets, any additions to bad debt reserve or bad debt expense or any accruals for estimated sales discounts, returns or allowances) for such period, (vii) any losses for such period attributable to early extinguishment of Indebtedness or obligations under any Swap Agreement, (viii) any fees and expenses for such period paid in connection with, and other non-recurring charges for such period relating to, the Acquisition, provided that such fees, expenses and non-recurring charges are incurred on or prior to January 26, 2014, (ix) charges for such period attributable to restructuring activities commenced by the Acquired Company and its subsidiaries prior to the Second Restatement Effective Date, provided that the aggregate amount added back pursuant to this clause (ix) may not exceed $25,000,000 in the aggregate for all periods (with not more than $10,000,000 thereof in the aggregate being for periods commencing after July 28, 2012), (x) severance charges for such period attributable to reorganization of certain operations of the Acquired Company and its subsidiaries, provided that the aggregate amount added back pursuant to this clause (x) may not exceed $5,000,000 in the aggregate for all periods, and (xi) charges for such period attributable to the sale, transfer or other disposition of, or cessation of the operation of, certain operations acquired as part of the Acquisition and consistent with the plan therefor previously communicated by the Company to the Administrative Agent, provided that the aggregate amount added back pursuant to this clause (xi) may not exceed $50,000,000 in the aggregate for all periods, and minus (b) without duplication (i) to the extent not deducted in determining such Consolidated Net Income, all cash payments made during such period on account of non-cash charges that were or would have been added to Consolidated Net Income pursuant to clauses (a)(iv), (a)(v) or (a)(vi) above in such period or in a previous period and (ii) to the extent included in determining such Consolidated Net Income, (A) any extraordinary gains and all non-cash items of income (other than normal accruals in the ordinary course of business) for such period and (B) any gains for such period attributable to early extinguishment of Indebtedness or obligations under any Swap Agreement, all determined on a consolidated basis in accordance with GAAP; provided that Consolidated EBITDA shall be calculated so as to exclude the effect of any gain or loss that represents after-tax gains or losses attributable to any sale, transfer or other disposition of assets by the Company or any Subsidiary, other than dispositions of inventory and other dispositions in the ordinary course of business.

“Consolidated EBITDAR” means, for any period, Consolidated EBITDA for such period plus, without duplication and to the extent deducted in determining such Consolidated EBITDA, Consolidated Rental Expense for such period, all as determined on a consolidated basis in accordance with GAAP.

“Consolidated Fixed Charges” means, for any period, the sum, without duplication, of (a) Consolidated Cash Interest Expense for such period, (b) Consolidated Rental Expense for such period, (c) mandatory principal prepayments and scheduled principal payments on, and cash payments upon the conversion of, Indebtedness made during such period (other than redemptions of the Acquired Company Convertible Notes required to be made by the Acquired Company as a result of the Acquisition), (d) expense for income taxes paid in cash during such period, (e) Restricted Payments paid in cash during such period, (f) the aggregate amount of principal payments on Capital Lease Obligations during such period and (g) mandatory cash contributions to any Plan or Multiemployer Plan during such period, all calculated for the Company and the Subsidiaries on a consolidated basis.

“Consolidated Net Income” means, for any period, the net income or loss of the Company and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income of any Person (other than the Company) that is not a Subsidiary except to the extent of the amount of cash dividends or similar cash distributions actually paid by such Person to the Company or, subject to clauses (b) and (c) below, any of the Subsidiaries during such period, (b) the income of, and any amounts referred to in clause (a) above paid to, any Subsidiary (other than a Loan Party) to the extent that, on the date of determination, the declaration or payment of cash dividends or similar cash distributions by such Subsidiary is restricted by operation of the terms of its organizational documents or any agreement, instrument, judgment, decree, statute, rule or regulation applicable to such Subsidiary and (c) the income or loss of, and any amounts referred to in clause (a) above paid to, any Subsidiary that is not wholly owned by the Company to the extent such income or loss or such amounts are attributable to the noncontrolling interest in such Subsidiary.

“Consolidated Rental Expense” means, for any period, the aggregate minimum rental expense of the Company and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, in respect of all rental obligations under operating leases.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Corresponding Debt” means, for purposes of Section 9.19, the Secured Obligations.

“Covenant Period” means any period (a) commencing on any date when Availability shall have been less than the greater of (i) the lesser of (A) 10% of the total Revolving Commitments then in effect and (B) 10% of the total Borrowing Base then in effect and (ii) $25,000,000 for three consecutive Business Days and (b) ending on the first day thereafter when Availability shall have been greater than the greater of (i) the lesser of (A) 12.5% of the total Revolving Commitments then in effect and (B) 12.5% of the total Borrowing Base then in effect and (ii) $30,000,000 for at least 60 consecutive days.

“Credit Card Accounts Receivable” means any receivables due to any Loan Party from a credit card issuer or a credit card processor in connection with purchases of Inventory of such Loan Party on (a) credit cards issued by Visa, MasterCard, American Express, Discover and any other credit card issuers that are reasonably acceptable to the Administrative Agent, (b) private label credit cards of any Loan Party issued through the Company’s credit card program with Alliance Data Systems under non-recourse arrangements substantially similar to those in effect on the Original Effective Date or (c) debit cards and mall cards issued by issuers or providers that are reasonably acceptable to the Administrative Agent, in each case which have been earned by performance by such Loan Party but not yet paid to such Loan Party by such credit card issuer or credit card processor.

“Credit Card Agreement” means any agreement between a Loan Party, on the one hand, and a credit card issuer or a credit card processor (including any credit card processor that processes purchases of Inventory from a Loan Party through debit cards or mall cards), on the other hand.

“Credit Card Notifications” means each Credit Card Notification, in form and substance reasonably satisfactory to the Administrative Agent, executed by one or more Loan Parties and delivered by such Loan Parties to credit card issuers or credit card processors that are party to any Credit Card Agreement.

“Credit Exposure” means, as to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans and the sum of such Lender’s LC Exposure, Swingline Exposure, Protective Advance Exposure and Overadvance Exposure at such time.

“Default” means any event or condition that constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means any Lender, as determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit, Swingline Loans, Protective Advances or Overadvances within three Business Days of the date required to be funded by it hereunder, (b) notified any Borrower, the Administrative Agent, any Issuing Bank, the Swingline Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit, Swingline Loans, Protective Advances or Overadvances, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

“Deposit Account” has the meaning set forth in the Restated Security Agreement.

“Deposit Account Control Agreement” has the meaning set forth in the Restated Security Agreement.

“Designated Subsidiary” means each Subsidiary other than (a) any Subsidiary that is a Foreign Subsidiary, (b) any Subsidiary set forth on Schedule 1.01A, (c) any Inactive Subsidiary, (d) prior to the release of the Existing Acquired Company Mortgage on the parcels of real property owned by White Marsh Distribution, LLC, White Marsh Distribution, LLC and (e) prior to the release of the Existing Acquired Company Mortgage on the parcels of real property owned by FB Distro Distribution Center, LLC, FB Distro Distribution Center, LLC (it being agreed, in the case of clauses (d) and (e), that the Company will cause each such release to occur as promptly as reasonably practicable following the expiration or termination of such Existing Acquired Company Mortgage in accordance with the terms thereof as in effect on the Second Restatement Effective Date).

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed on Schedule 3.06.

“Disqualified Stock” means any capital stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires the payment of any cash dividend or any other scheduled payment constituting a return of capital, in each case at any time on or prior to the first anniversary of the Maturity Date, or (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) cash, (ii) debt securities or (iii) any capital stock referred to in (a) above, in each case at any time prior to the first anniversary of the Maturity Date.

“Document” has the meaning set forth in the Restated Security Agreement.

“dollars” or “$” refers to lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary other than a Foreign Subsidiary.

“Dominion Period” means any period (a) during which any Default under clause (a) of Article VII or any Event of Default has occurred and is continuing or (b) during a Reduced Availability Period; provided that if all applicable circumstances described in clauses (a) and (b) shall cease to exist, the Borrower Representative may, not more than twice during each period of 12 consecutive months, request that the Administrative Agent discontinue the applicable Dominion Period, and the Administrative Agent will promptly comply with such request and will provide notification of such discontinuance to the Loan Parties’ credit card issuers and credit card processors.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person, other than, in each case, a natural person or the Company, any Subsidiary or any other Affiliate of the Company.

“Eligible Credit Card Accounts Receivable” means, at any time, the Credit Card Accounts Receivable of a Loan Party that the Administrative Agent determines in its Permitted Discretion are eligible as the basis for (i) the extension of Revolving Loans and Swingline Loans and (ii) the issuance of Letters of Credit. Without limiting the Administrative Agent’s discretion provided herein, Eligible Credit Card Accounts Receivable shall not include any Credit Card Account Receivable:

(a) which is not earned or does not represent the bona fide amount due to a Loan Party from a credit card processor or a credit card issuer that originated in the ordinary course of business of the applicable Loan Party;

(b) which is not owned by a Loan Party or to which a Loan Party does not have good or marketable title;

(c) in which the payee of such Credit Card Account Receivable is a Person other than a Loan Party;

(d) which does not constitute an “Account” (as defined in the UCC);

(e) which has been outstanding for more than five Business Days (or, in the case of American Express, 15 Business Days) from the date of sale;

(f) with respect to which the applicable credit card issuer, credit card processor or debit card or mall card issuer or provider has (i) applied for, suffered, or consented to the appointment of any receiver, interim receiver, custodian, trustee, monitor, administrator, sequestrator or liquidator of its assets, (ii) has had possession of all or a material part of its property taken by any receiver, interim receiver, custodian, trustee, monitor, administrator, sequestrator or liquidator, (iii) filed, or had filed against it (but only so long as any such involuntary filing has not been stayed or vacated), any request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as bankrupt, winding-up, or voluntary or involuntary case under any state, provincial, territorial or federal bankruptcy laws, (iv) has admitted in writing its inability, or is generally unable to, pay its debts as they become due, (v) become insolvent or (vi) ceased operation of its business;

(g) which is not a valid, legally enforceable obligation of the applicable credit card issuer or credit card processor with respect thereto;

(h) which is not subject to a properly perfected first priority security interest in favor of the Administrative Agent (for the benefit of the Lender Parties);

(i) which is subject to any Lien, other than (i) a Lien in favor of the Administrative Agent (for the benefit of the Lender Parties), (ii) any Permitted Encumbrances contemplated by the applicable processor agreements and for which appropriate Reserves (as determined by the Administrative Agent in its Permitted Discretion) have been established and (iii) Liens permitted by Section 6.02(i);

(j) with respect to which (i) any covenant has been breached or (ii) any representation or warranty is not true in all material respects, in each case to the extent contained in this Agreement, the Restated Security Agreement or in the credit card agreements relating to such Credit Card Account Receivable; provided that each such representation and warranty shall be true and correct in all respects to the extent already qualified by a materiality standard;

(k) which is subject to risk of set-off, recoupment, non-collection or not being processed due to unpaid and/or accrued credit card processor fee balances, to the extent of the lesser of the balance of the applicable Credit Card Accounts Receivable or the unpaid credit card processor fees;

(l) which is evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is in the possession of the Administrative Agent, and to the extent necessary or appropriate, endorsed to the Administrative Agent;

(m) which the Administrative Agent in its Permitted Discretion determines may not be paid by reason of the applicable credit card processor’s, credit card issuer’s or debit card or mall card issuer’s or provider’s inability to pay;

(n) which represents a deposit or partial payment in connection with the purchase of Inventory of such Loan Party;

(o) which is not subject to a Credit Card Notification; or

(p) which does not meet such other usual and customary eligibility criteria for Credit Card Accounts Receivable in the Loan Parties’ industry generally as the Administrative Agent in its Permitted Discretion may determine from time to time;

provided, however, that the Administrative Agent shall not add any additional eligibility criteria (or amend any then-existing eligibility criteria to make the same more restrictive) without giving at least four Business Days’ prior notice to the Borrower Representative.

In the event that (a) a Financial Officer of any Loan Party has actual knowledge that any credit card issuer, credit card processor or debit card or mall card issuer or provider with respect to Eligible Credit Card Accounts Receivable ceases to comply with the requirements of clause (f) above or (b) a Credit Card Account Receivable which was previously an Eligible Credit Card Account Receivable ceases to be an Eligible Credit Card Account Receivable hereunder (other than by reason of clause (m) or (p) above), the applicable Loan Party or the Borrower Representative shall notify the Administrative Agent thereof promptly, and in any event not later than the time of submission to the Administrative Agent of the next Borrowing Base Certificate.

In determining the amount of an Eligible Credit Card Account Receivable, the face amount of a Credit Card Account Receivable may, in the Administrative Agent’s Permitted Discretion, be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that any Loan Party may be obligated to rebate to an Account Debtor pursuant to the terms of any agreement or understanding (written or oral)) applicable to such Credit Card Account Receivable, (ii) the aggregate amount of all cash received in respect of such Credit Card Account Receivable but not yet applied by any Loan Party to reduce the amount of such Credit Card Account Receivable and (iii) the amount of all customary fees and expenses in connection with any credit card arrangement. Standards of eligibility may be made more restrictive from time to time solely by the Administrative Agent in the exercise of its Permitted Discretion, with any such changes to be effective four Business Days after delivery of notice thereof to the Borrower Representative and the Lenders.

“Eligible Foreign Subsidiary” means a Foreign Subsidiary that is (a) a first-tier CFC owned directly by the Company or any Domestic Subsidiary that is a U.S. Person or (b) described in clause (b) of the definition of the term “Foreign Subsidiary”.

“Eligible Inventory” means, at any time, the Inventory of a Loan Party which the Administrative Agent determines in its Permitted Discretion is eligible as the basis for (i) the extension of Revolving Loans and Swingline Loans and (ii) the issuance of Letters of Credit. Without limiting the Administrative Agent’s discretion provided herein, Eligible Inventory shall not include any Inventory:

(a) which is not subject to a first priority perfected Lien in favor of the Administrative Agent (for the benefit of the Lender Parties);

(b) which is subject to any Lien other than (i) a Lien in favor of the Administrative Agent (for the benefit of the Lender Parties), (ii) a Permitted Encumbrance which does not have priority over the Lien in favor of the Administrative Agent (for the benefit of the Lender Parties) and (iii) Liens permitted by Section 6.02(i);

(c) which is unmerchantable, defective, damaged or unfit for sale (as such terms are customarily used in the Loan Parties’ industry), or is not salable at prices approximating at least the cost of such Inventory in the ordinary course of business or is unacceptable due to age, type, category and/or quantity, in each case, consistent with the usage of such terms in the most recent inventory appraisal received by the Administrative Agent as contemplated hereby;

(d) with respect to which any covenant, representation, or warranty contained in this Agreement or the Restated Security Agreement has been breached or is not true or which does not conform in all material respects to all standards imposed by any applicable Governmental Authority;

(e) in which any Person other than such Loan Party shall (i) have any direct or indirect ownership, interest or title to such Inventory or (ii) be indicated on any purchase order or invoice with respect to such Inventory as having or purporting to have an interest therein;

(f) which is not finished goods or which constitutes packaging and shipping material, samples, prototypes, displays or display items, bill-and-hold goods, goods that are returned or marked for return, repossessed goods, goods held on consignment, or goods which are not of a type held for sale in the ordinary course of business (for the avoidance of doubt, sales in the ordinary course of business includes clearance sales);

(g) which is not located in the United States or is in transit with a common carrier from vendors and suppliers; provided that up to $20,000,000 of such Inventory in transit shall not be excluded from being Eligible Inventory pursuant to this clause (g) subject to the right of the Administrative Agent, in its Permitted Discretion and upon not less than four Business Days’ notice to the Borrower Representative, to exclude such Inventory if it determines that its ability to realize on such Inventory and the proceeds thereof upon the exercise of remedies would be uncertain; and provided further that up to an additional $45,000,000 of such Inventory in transit shall not be excluded from being Eligible Inventory pursuant to this clause (g) so long as (i) the Administrative Agent shall have received (1) a true and correct copy of the bill of lading and other shipping documents for such Inventory (and, if such Inventory is in transit from outside the United States, such bill of lading is negotiable), (2) evidence of satisfactory casualty insurance naming the Administrative Agent as loss payee and otherwise covering such risks as the Administrative Agent may reasonably request, (3) confirmation that the applicable Loan Party has paid for the goods (unless such Loan Party’s payment obligations are covered by a Commercial Letter of Credit or a private label letter of credit) or that the applicable Loan Party has title to such Inventory (together with such evidence thereof as the Administrative Agent may from time to time require) and (4) if the bill of lading is (A) non-negotiable, a duly executed Collateral Access Agreement or other bailee agreement reasonably satisfactory to the Administrative Agent from the applicable customs broker for such Inventory, or (B) negotiable, confirmation that the bill is issued in the name of such Loan Party and consigned to the order of the Administrative Agent, and a reasonably acceptable agreement has been executed with such Loan Party’s customs broker, in which the customs broker agrees that it holds the negotiable bill as agent for the Administrative Agent and will follow instructions of the Administrative Agent with respect to the disposition thereof and of the goods, (ii) the common carrier is not an Affiliate of the applicable vendor or supplier and (iii) the customs broker is not an Affiliate of any Loan Party;

(h) which is located in any location leased by the applicable Loan Party (other than any retail store of such Loan Party located in a jurisdiction that does not provide for a common law or statutory landlord’s lien on the personal property of tenants that would be prior or superior to that of the Administrative Agent) unless (i) the lessor has delivered to the Administrative Agent a Collateral Access Agreement or (ii) a Rent Reserve has been established by the Administrative Agent in its Permitted Discretion;

(i) which is located in any third party warehouse or is in the possession of a bailee (other than a third party processor) and is not evidenced by a Document (other than bills of lading to the extent permitted pursuant to clause (g) above), unless (i) such warehouseman or bailee has delivered to the Administrative Agent a Collateral Access Agreement and such other documentation as the Administrative Agent may require or (ii) an appropriate Reserve has been established by the Administrative Agent in its Permitted Discretion; provided that up to $10,000,000 at any one time of such Inventory described in this clause (i) and not meeting the requirements of the preceding subclauses (i) and (ii) may be included as Eligible Inventory to the extent such Inventory is being held for not more than 60 days in a warehouse pending delivery to a store upon the initial opening thereof (including the initial opening after the renovation or remodeling of a store);

(j) which is being processed offsite at a third party location or outside processor, or is in-transit to or from said third party location or outside processor;

(k) which is the subject of a consignment by a Loan Party as consignor;

(l) which contains or bears any intellectual property rights licensed to a Loan Party unless the Administrative Agent is satisfied that it may sell or otherwise dispose of such Inventory without (i) infringing the rights of such licensor, (ii) violating any contract with such licensor or (iii) incurring any liability with respect to payment of royalties other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement;

(m) which is not reflected in a current perpetual inventory report of the applicable Loan Party (unless such Inventory is reflected in a report to the Administrative Agent as “in transit” Inventory);

(n) for which reclamation rights have been asserted by the seller;

(o) any Inventory of the Figi Companies or any other highly perishable Inventory; or

(p) which does not meet such other eligibility criteria for Inventory as the Administrative Agent in its Permitted Discretion may determine from time to time;

provided, however, that the Administrative Agent shall not add any additional eligibility criteria (or amend any then-existing eligibility criteria to make the same more restrictive) without giving at least four Business Days’ prior notice to the Borrower Representative; provided further that in determining the value of the Eligible Inventory, such value shall be reduced by, without duplication, any amounts representing (i) Vendor Rebates; (ii) costs included in Inventory relating to advertising; (iii) to the extent determined by the Administrative Agent in its Permitted Discretion to be appropriate, the shrink reserve; (iv) the unreconciled discrepancy between the general inventory ledger and the perpetual inventory ledger, to the extent the general inventory ledger reflects less Inventory than the perpetual inventory ledger; and (v) a reserve for Inventory which is designated or demanded to be returned to or retained by the applicable vendor or which is recognized as damaged or off quality by the applicable Loan Party.

In the event that a Financial Officer of any Loan Party has actual knowledge that Inventory at any location having a fair market value of $5,000,000 or more which was previously Eligible Inventory ceases to be Eligible Inventory hereunder (other than by reason of clause (p) above), such Loan Party or the Borrower Representative shall promptly notify the Administrative Agent thereof; provided that the Loan Parties shall not be required to deliver an updated Borrowing Base Certificate until such time as submission to the Administrative Agent of the next Borrowing Base Certificate is required hereunder; provided further that the Administrative Agent may, in its reasonable discretion, upon receipt of such notice as set forth above, adjust Borrowing Base to reflect such change in Eligible Inventory.

“Eligible Successor Agent” means a bank or financial institution that is organized under the laws of the United States or any State or district thereof with an office in New York, New York which has a combined capital surplus of at least $200,000,000.

“Enhanced Reporting Period” means any period (a) commencing at any time when Availability shall be less than the greater of (i) the lesser of (A) 15% of the total Revolving Commitments then in effect and (B) 15% of the total Borrowing Base then in effect and (ii) $35,000,000 and (b) ending when Availability shall have been greater than the greater of (i) the greater of (A) 17.5% of the total Revolving Commitments then in effect and (B) 17.5% of the total Borrowing Base then in effect and (ii) $40,000,000 for a period of 30 consecutive days.

“Environmental Laws” means all applicable federal, state, and local laws (including common law), regulations, rules, ordinances, codes, decrees, judgments, directives, orders (including consent orders), and binding agreements with any Governmental Authority in each case, relating to pollution or protection of the environment, natural resources, human health and safety (to the extent related to exposure to Hazardous Materials), or the presence, Release of, or exposure to, Hazardous Materials, or the generation, manufacture, processing, distribution, use, treatment, storage, transport, recycling or handling of, or the arrangement for such activities with respect to, Hazardous Materials.

“Environmental Liability” means any liability, claim, action, suit, agreement, judgment or order arising under or relating to any Environmental Law for any damages, injunctive relief, losses, fines, penalties, fees, expenses (including reasonable fees and expenses of attorneys and consultants) or costs, whether contingent or otherwise, including those arising from or relating to: (a) compliance or non-compliance with any Environmental Law or permit, license or approval issued thereunder, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest (other than, prior to the date of such conversion, any Indebtedness that is convertible into any such Equity Interests).

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Loan Party, is treated as a single employer under Section 414(b) or 414(c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414(m) or 414(o) of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, in each case whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for a waiver of the minimum funding standard with respect to any Plan, (d) a determination that any Plan is, or is reasonably expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code), (e) the incurrence by any Loan Party or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan, (f) the receipt by any Loan Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (g) the incurrence by any Loan Party or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan, (h) the receipt by any Loan Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Loan Party or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA, or in “endangered” or “critical” status, within the meaning of Section 305 of ERISA or Section 432 of the Code, (i) the occurrence of a non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) with respect to which any Loan Party or any ERISA Affiliate is a “disqualified person” (within the meaning of Section 4975 of the Code) or a “party in interest” (within the meaning of Section 406 of ERISA) or could otherwise reasonably be expected to be liable or (j) any other event or condition with respect to a Plan or Multiemployer Plan that could reasonably be expected to result in material liability of any Loan Party or any ERISA Affiliate.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Events of Default” has the meaning set forth in Article VII.

“Exchange Act” means the United States Securities Exchange Act of 1934.

“Excluded Deposit Account” means (a) any Deposit Account that is an operating account maintained by any Loan Party solely for the use of one of its retail stores (or a group of 80 or fewer retail stores) in which payments received from customers are deposited and which is not an account to which amounts held in other deposit accounts of the Loan Parties are swept, provided that (i) such Loan Party shall cause all amounts on deposit in such Deposit Account (other than amounts reasonably determined by such Loan Party to be required for the operating needs of the retail store or stores to which such Deposit Account relates), to be swept on each business day into one or more Deposit Accounts that are not Excluded Deposit Accounts and (ii) no such Deposit Account shall contain payment of or in respect of any Credit Card Account Receivable of any Loan Party, (b) any Deposit Account that is a zero balance disbursement account the funds in which are used solely for the payment of salaries and wages and (c) any Deposit Account that is a zero balance disbursement account the funds in which are used solely for payment of medical or insurance reimbursement, workers’ compensation and similar expenses.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Revolving Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Revolving Commitment (other than pursuant to an assignment request by the Company under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in such Loan or Revolving Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (d) any U.S. Federal withholding Taxes imposed under FATCA.

“Existing Acquired Company Credit Agreement” means the Fourth Amended and Restated Loan and Security Agreement dated as of July 14, 2011, by and among the Acquired Company, certain of its subsidiaries party thereto, the lenders party thereto, and Wells Fargo Bank, National Association, as agent for such lenders, and certain other parties thereto.

“Existing Acquired Company Mortgages” means the mortgage, deed of trust, assignment of leases and rents or other security document, as applicable, granting a Lien, as of the Second Restatement Effective Date, on the parcels of real property of the Acquired Company or its subsidiaries set forth on Schedule 1.01B.

“Existing Credit Agreement” means the Amended and Restated Credit Agreement dated as of January 3, 2011, among the Company, the Borrowing Subsidiaries party thereto, the other Loan Parties, the Lenders and the Administrative Agent.

“Existing Letters of Credit” means the letters of credit referred to on Schedule 2.06.

“FATCA” means Sections 1471 through 1474 of the Code, as of the Second Restatement Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Figi Companies” means Figi’s Inc., a Wisconsin corporation, and its subsidiaries.

“Financial Officer” means, with respect to any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person.

“Fixed Charge Coverage Ratio” means, for any period, the ratio of (a) (i) Consolidated EBITDAR for such period minus (ii) Capital Expenditures for such period, to (b) Consolidated Fixed Charges for such period. In the event that the Company or any Subsidiary shall have completed a Material Acquisition (including the Acquisition) or a Material Disposition during the relevant period, the Fixed Charge Coverage Ratio shall be determined for such period on a Pro Forma Basis.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Foreign Pledge Agreement” means a pledge or charge agreement granting a Lien on Equity Interests in a Foreign Subsidiary to secure the Secured Obligations, governed by the law of the jurisdiction of organization of such Foreign Subsidiary and in form and substance reasonably satisfactory to the Administrative Agent.

“Foreign Subsidiary” means a Subsidiary that (a) is organized under the laws of a jurisdiction other than the United States or any State thereof or the District of Columbia or (b) substantially all the assets of which consist of Equity Interests in Subsidiaries described in clause (a) above.

“Funding Accounts” means the deposit account(s) of the Borrowers to which the Administrative Agent or the Swingline Lender is authorized by the Borrowers (or by the Borrower Representative on their behalf) to transfer the proceeds of any Borrowings requested or authorized pursuant to this Agreement.

“GAAP” means generally accepted accounting principles in the United States of America, applied in accordance with the consistency requirements thereof.

“Gift Card Reserve” means, at any time, the sum of (a) 50% of the aggregate remaining amount at such time of outstanding gift certificates and gift cards sold by the Loan Parties entitling the holder thereof to use all or a portion of the certificate or gift card to pay all or a portion of the purchase price of Inventory and (b) 100% of the aggregate amount at such time of outstanding customer deposits and merchandise credits entitling the holder thereof to use all or a portion of such deposit or credit to pay all or a portion of the purchase price of Inventory.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank).

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or other obligation; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount, as of any date of determination, of any Guarantee shall be the principal amount outstanding on such date of Indebtedness or other obligation guaranteed thereby (or, in the case of (i) any Guarantee the terms of which limit the monetary exposure of the guarantor or (ii) any Guarantee of an obligation that does not have a principal amount, the maximum monetary exposure as of such date of the guarantor under such Guarantee (as determined, in the case of clause (i), pursuant to such terms or, in the case of clause (ii), reasonably and in good faith by the chief financial officer of the Company)).

“Guaranteed Obligations” has the meaning set forth in Section 10.01.

“Hazardous Materials” means any chemical, material, substance or waste that is prohibited, limited or regulated by or pursuant to any applicable Environmental Law, including, without limitation, any petroleum products or byproducts and all other hydrocarbons, coal ash, radon gas, asbestos-containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls, chlorofluorocarbons and all other ozone-depleting substances or mold.

“Inactive Subsidiary” means any Subsidiary that (a) does not conduct any business operations and (b) either (i) has assets with a total book value of $1,000,000 or less or (ii) (A) was formed to conduct operations of one or more retail stores each of which has since closed and ceased to be in operation, (B) does not own any assets material to the Company and the Subsidiaries and (C) is (or after the closing of such retail stores will be) in the process of voluntary liquidation, dissolution or merger in compliance with Section 6.03.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (excluding trade accounts payable incurred in the ordinary course of business), (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) current accounts payable incurred in the ordinary course of business, (ii) deferred compensation payable to directors, officers or employees of the Company or any Subsidiary and (iii) any purchase price adjustment or earnout incurred in connection with an acquisition, except to the extent that the amount payable pursuant to such purchase price adjustment or earnout is, or becomes, reasonably determinable), (e) all Capital Lease Obligations and Synthetic Lease Obligations of such Person, (f) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (g) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (h) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed by such Person (but only to the extent of the lesser of (x) the amount of such Indebtedness and (y) the fair market value of such property, if such Indebtedness has not been assumed by such Person), and (i) all Guarantees by such Person of Indebtedness of others. The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor by contract, as a matter of law or otherwise as a result of such Person’s ownership interest in or other relationship with such other Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. It is acknowledged and agreed that private label letters of credit issued by the Company or any Subsidiary for the making of payment for the purchase of Inventory in the ordinary course of business (and in respect of which no Issuing Bank or other financial institution is an issuer thereof or has any disbursement obligations thereunder) do not constitute Indebtedness of the Company or such Subsidiary.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitee” has the meaning set forth in Section 9.03(b).

“Information Materials” means the information package prepared for Lenders relating to the Borrowers and the Transactions and dated May 2012, and all other written materials relating to the Borrowers and the Transactions (as defined in the Existing Credit Agreement or in this Agreement) provided to the Lenders in connection with the syndication of the Revolving Commitments under the Existing Credit Agreement or this Agreement or the solicitation of consents to the amendment and restatement of the Existing Credit Agreement effected hereby.

“Intercreditor Agreement” means the Intercreditor Agreement among the Loan Parties, the Administrative Agent and the administrative agent, collateral agent, collateral trustee or a similar representative for any Permitted Term Indebtedness, in substantially the form of Exhibit E, with such changes therefrom as are contemplated or permitted by Section 9.18.

“Interest Election Request” means a request by the Borrower Representative to convert or continue a Revolving Borrowing in accordance with Section 2.08, which shall be, in the case of any such written request, in the form of Exhibit F or any other form approved by the Administrative Agent.

“Interest Payment Date” means (a) with respect to any ABR Loan (other than a Swingline Loan, a Protective Advance or an Overadvance), the first Business Day of each calendar quarter and the Maturity Date, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, such day or days prior to the last day of such Interest Period as shall occur at intervals of three months’ duration after the first day of such Interest Period, and the Maturity Date, and (c) with respect to any Swingline Loan, Protective Advance or Overadvance, the day that such Loan is required to be repaid and the Maturity Date.

“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender, nine or twelve months) thereafter, as the Borrower Representative may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Inventory” has the meaning set forth in the Restated Security Agreement.
“Investment” means, with respect to a specified Person, any Equity Interests, evidences of Indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, or any capital contribution or loans or advances (other than advances made in the ordinary course of business that would be recorded as accounts receivable on the balance sheet of the specified Person prepared in accordance with GAAP) to, Guarantees of any Indebtedness or other obligations of, or any other investment (including any investment in the form of transfer of property for consideration that is less than the fair value thereof (as determined reasonably and in good faith by the chief financial officer of the Company)) in, any other Person that are held or made by the specified Person. The amount, as of any date of determination, of (a) any Investment in the form of a loan or an advance shall be the principal amount thereof outstanding on such date, without any adjustment for write-downs or write-offs (including as a result of forgiveness of any portion thereof) with respect to such loan or advance after the date thereof, (b) any Investment in the form of a Guarantee shall be determined in accordance with the definition of the term “Guarantee”, (c) any Investment in the form of a purchase or other acquisition for value of any Equity Interests, evidences of Indebtedness or other securities of any Person shall be the fair value (as determined reasonably and in good faith by the chief financial officer of the Company) of the consideration therefor (including any Indebtedness assumed in connection therewith), plus the fair value (as so determined) of all additions, as of such date of determination, thereto, and minus the amount, as of such date of determination, of any portion of such Investment repaid to the investor in cash as a repayment of principal or a return of capital, as the case may be, but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the time of such Investment, (d) any Investment (other than any Investment referred to in clause (a), (b) or (c) above) in the form of a transfer of Equity Interests or other property by the investor to the investee, including any such transfer in the form of a capital contribution, shall be the fair value (as determined reasonably and in good faith by the chief financial officer of the Company) of such Equity Interests or other property as of the time of such transfer (less, in the case of any investment in the form of transfer of property for consideration that is less than the fair value thereof, the fair value (as so determined) of such consideration as of the time of the transfer), minus the amount, as of such date of determination, of any portion of such Investment repaid to the investor in cash as a return of capital, but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the time of such transfer, and (e) any Investment (other than any Investment referred to in clause (a), (b), (c) or (d) above) in any Person resulting from the issuance by such Person of its Equity Interests to the investor shall be the fair value (as determined reasonably and in good faith by the chief financial officer of the Company) of such Equity Interests at the time of the issuance thereof.

“IP Security Agreements” has the meaning set forth in the Restated Security Agreement.

“IRS” means the United States Internal Revenue Service.

“Issuing Bank” means (a) each of JPMCB and BofA, each in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(i), and (b) solely with respect to any Existing Letter of Credit, any Lender that shall have issued such Letter of Credit. An Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“JPMCB” means JPMorgan Chase Bank, N.A., a national banking association, in its individual capacity, and its successors.

“Joinder Agreement” has the meaning set forth in Section 5.03.

“LC Collateral Account” has the meaning set forth in Section 2.06(j).

“LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of the Commercial LC Exposure and the Standby LC Exposure. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

“Lender Parties” means (a) the Administrative Agent, (b) the Arrangers, (c) the Syndication Agent, (d) the Documentation Agent, (e) the Lenders, (f) the Issuing Banks, (g) Lenders and their Affiliates to whom any Banking Services Obligations are owing, (h) Lenders and their Affiliates to whom Swap Obligations constituting Secured Obligations hereunder are owing, (i) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (j) the permitted successors and assigns of the foregoing.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or an amendment referred to in Section 2.09(e), other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.

“Letter of Credit” means each Existing Letter of Credit and any letter of credit issued pursuant to this Agreement. It is acknowledged that private label letters of credit issued by the Company or any Subsidiary do not constitute Letters of Credit (it being further acknowledged that no Issuing Bank is an issuer of any such private label letter of credit or has any disbursement obligations thereunder).

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on the Reuters LIBOR01 screen (or on any successor or substitute screen provided by Reuters, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such screen, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, charge, security interest or other encumbrance in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Documents” means this Agreement, the Collateral Documents, the Intercreditor Agreement, any agreement referred to in Section 2.06(i), any amendment referred to in Section 2.09(e) and, except for purposes of Section 9.02, any promissory notes issued pursuant to this Agreement, any Letter of Credit applications and all other agreements, instruments, documents and certificates identified in Section 4.01 executed and delivered to, or in favor of, the Administrative Agent or any other Lender Party and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party, and delivered to the Administrative Agent or any other Lender Party in connection with the Agreement or the transactions contemplated thereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

“Loan Guarantee” means Article X of this Agreement.

“Loan Guarantor” means each Loan Party.

“Loan Parties” means the Company and the Subsidiary Loan Parties.

“Loans” means the loans and advances made by the Lenders or the Administrative Agent pursuant to this Agreement, including Swingline Loans, Overadvances and Protective Advances.

“Material Acquisition” means any acquisition, or a series of related acquisitions, of (a) Equity Interests in any Person if, after giving effect thereto, such Person will become a Subsidiary or (b) assets comprising all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person; provided that the aggregate consideration therefor (including Indebtedness assumed in connection therewith, all obligations in respect of deferred purchase price (including obligations under any purchase price adjustment but excluding earnout or similar payments) and all other consideration payable in connection therewith) exceeds $50,000,000.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole, (b) the ability of any Borrower to perform any of its monetary obligations under the Loan Documents to which it is a party, (c) the Collateral, or the Administrative Agent’s Liens (on behalf of itself and the Lender Parties) on the Collateral or the priority of such Liens (with materiality to be determined for purposes of this clause (c) in terms of the Collateral taken as a whole, and not in terms of any individual item of Collateral), or (d) the rights of or benefits available to the Administrative Agent, the Issuing Banks or the Lenders under the Loan Documents (other than, in the case of this clause (d) only, a material adverse effect caused by an improper act or omission of any Issuing Bank or Lender or the Administrative Agent).

“Material Disposition” means any sale, transfer or other disposition, or a series of related sales, transfers or other dispositions, of (a) all or substantially all the issued and outstanding Equity Interests in any Person that are owned by the Company or any Subsidiary or (b) assets comprising all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person; provided that the aggregate consideration therefor (including Indebtedness assumed by the transferee in connection therewith, all obligations in respect of deferred purchase price (including obligations under any purchase price adjustment but excluding earnout or similar payments) and all other consideration payable in connection therewith) exceeds $50,000,000.

“Material Indebtedness” means Indebtedness (other than the Loans, Letters of Credit and the Loan Guarantee), or obligations in respect of one or more Swap Agreements, of any one or more of the Company and the Subsidiaries in an aggregate principal amount exceeding $50,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Company or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Material Subsidiary” means each Borrowing Subsidiary and each other Subsidiary (a) the consolidated total assets of which equal 5.0% or more of the consolidated total assets of the Company and the Subsidiaries or (b) the consolidated revenues of which equal 5.0% or more of the consolidated revenues of the Company and the Subsidiaries, in each case as of the end of or for the most recent period of four consecutive fiscal quarters of the Company for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) (or, prior to the first delivery of any such financial statements, as of the end of or for the period of four consecutive fiscal quarters of the Company ended April 28, 2012); provided that if at the end of or for any such most recent period of four consecutive fiscal quarters the combined consolidated total assets or combined consolidated revenues of all Subsidiaries that under clauses (a) and (b) above would not constitute Material Subsidiaries shall have exceeded 10.0% of the consolidated total assets of the Company and the Subsidiaries or 10.0% of the consolidated revenues of the Company and the Subsidiaries, then one or more of such excluded Subsidiaries shall for all purposes of this Agreement be deemed to be Material Subsidiaries in descending order based on the amounts of their consolidated total assets or consolidated revenues, as the case may be, until such excess shall have been eliminated. For purposes of this definition, the consolidated total assets and consolidated revenues of the Company as of any date prior to, or for any period that commenced prior to, the Second Restatement Effective Date shall be determined on a pro forma basis to give effect to the Acquisition and the other Transactions to occur on the Second Restatement Effective Date.

“Maturity Date” means June 14, 2017, or any earlier date on which the Revolving Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.

“Maximum Liability” has the meaning set forth in Section 10.09.

“Maximum Rate” has the meaning set forth in Section 9.16.

“Merger” means the merger of Merger Sub with and into the Acquired Company, with the Acquired Company surviving such merger as a wholly owned Subsidiary of the Company.

“Merger Sub” means Colombia Acquisition Corp., a Delaware corporation.

“Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business.

“Mortgage” means a mortgage, deed of trust, assignment of leases and rents or other security document granting a Lien on any Mortgaged Property to secure the Secured Obligations. Each Mortgage shall be in form and substance reasonably satisfactory to the Administrative Agent.

“Mortgaged Property” means each parcel of real property located in the United States of America owned in fee by a Loan Party, and the improvements thereto, that (together with such improvements) has a book value of $5,000,000 or more; provided that for so long as such real property shall be subject to any Existing Acquired Company Mortgage, the real property set forth on Schedule 1.01B shall not constitute a “Mortgaged Property”.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA.

“Net Orderly Liquidation Value” means, with respect to Inventory of any Person, the orderly liquidation value thereof, as determined on a basis consistent in all material respects with the inventory appraisals referred to in Section 4.01(h) of the Existing Credit Agreement (with such adjustments as shall be deemed appropriate to reflect events or changes in circumstances after the dates of such appraisals) by an appraiser acceptable to the Administrative Agent, net of all costs of liquidation thereof.

“Non-Consenting Lender” has the meaning set forth in Section 9.02(d).

“Non-Paying Guarantor” has the meaning set forth in Section 10.10.

“Obligated Party” has the meaning set forth in Section 10.02.

“Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Loan Parties to any Lender, the Administrative Agent, any Arranger, the Documentation Agent, the Syndication Agent, any Issuing Bank or any Indemnitee arising under the Loan Documents, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees, costs, expenses and indemnities that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any bankruptcy or insolvency laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees costs, expenses and indemnities are allowed claims in such proceeding.

“OFAC” means the United States Treasury Department Office of Foreign Assets Control.

“Original Effective Date” means November 25, 2009.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).

“Overadvance” has the meaning set forth in Section 2.05(b).

“Overadvance Exposure” means, at any time, the sum of the aggregate principal amount of all outstanding Overadvances at such time. The Overadvance Exposure of any Lender at any time shall be its Applicable Percentage of the total Overadvance Exposure at such time.

“Parallel Debt” means any amount that a Loan Party owes to the Administrative Agent under Section 9.19.

“Participant Register” has the meaning set forth in Section 9.04(c)(ii).

“Participants” has the meaning set forth in Section 9.04(c)(i).

“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub.L. No. 107-56 (Signed into law October 26, 2001)).

“Paying Guarantor” has the meaning set forth in Section 10.10.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Permitted Acquisition” means the purchase or other acquisition by the Company or any Subsidiary of Equity Interests in, or all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of), any Person if (a) in the case of any purchase or other acquisition of Equity Interests in a Person, such Person will be, upon the consummation of such acquisition a wholly owned Subsidiary (or, in the case of any such purchase or other acquisition structured as a two-step tender offer, such Person will become a wholly owned Subsidiary reasonably promptly thereafter upon the consummation of the second-step merger), in each case including as a result of a merger or consolidation between any Subsidiary and such Person, or (b) in the case of any purchase or other acquisition of other assets, such assets will be owned by the Company or a wholly owned Subsidiary; provided that (i) all transactions related thereto are consummated in accordance with applicable law, (ii) the business of such Person, or such assets, as the case may be, constitute a business permitted under Section 6.03(b) and (iii) with respect to each such purchase or other acquisition, all actions required to be taken with respect to each newly created or acquired Subsidiary or assets in order to satisfy the requirements set forth in Section 5.03 and the Collateral Documents shall be taken in accordance therewith.

“Permitted Discretion” means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

“Permitted Encumbrances” means:

(a) Liens imposed by law for Taxes that are not yet delinquent or are being contested in compliance with Section 5.06;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law (other than any Lien imposed pursuant to Section 430(k) of the Code or Section 303(k) of ERISA or a violation of Section 436 of the Code), arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.06;

(c) pledges and deposits made (i) in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations and (ii) in respect of letters of credit, bank guarantees or similar instruments issued for the account of the Company or any Subsidiary in the ordinary course of business supporting obligations of the type set forth in clause (i) above;

(d) deposits made to secure the performance of bids, trade contracts (other than Indebtedness for borrowed money), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

(f) easements, zoning restrictions, rights-of-way and similar encumbrances and exceptions to title on real property imposed by law or arising in the ordinary course of business or in the ordinary operation of such real property that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary or the ordinary operation of such real property;

(g) customary rights of setoff upon deposits of cash in favor of banks and other depository institutions and Liens of a collecting bank arising under the UCC in respect of payment items in the course of collection;

(h) Liens arising from precautionary UCC financing statement filings (or similar filings under applicable law) regarding operating leases or consignments;

(i) Liens representing any interest or title of a licensor, lessor or sublicensor or sublessor, or a licensee, lessee or sublicensee or sublessee, in the property subject to any lease (other than Capital Lease Obligations), license or sublicense or concession agreement permitted by this Agreement;

(j) Liens arising in the ordinary course of business in favor of custom and forwarding agents and similar Persons in respect of imported goods and merchandise in the custody of such Persons;

(k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(l) Liens or rights of setoff against credit balances of the Company or any Subsidiary with credit card issuers or credit card processors to secure obligations of the Company or such Subsidiary, as the case may be, to any such credit card issuer or credit card processor incurred in the ordinary course of business as a result of fees and chargebacks; and

(m) other Liens that are contractual rights of set-off;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness, other than Liens referred to in clause (c) above securing letters of credit, bank guarantees or similar instruments.

“Permitted Investments” means:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

(b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

(e) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P or Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000;

(f) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof and rated, at the time of the acquisition thereof, at least A by S&P or Moody’s; and

(g) in the case of any Foreign Subsidiary, other short-term investments that are analogous to the foregoing, are of comparable credit quality and are customarily used by companies in the jurisdiction of such Foreign Subsidiary for cash management purposes.

“Permitted Investors” means David Jaffe (or any member of his family that is actively involved in the management of the Company) and Armand Correia.

“Permitted Term Indebtedness” means Indebtedness of the Company, and the Guarantees thereof by any Loan Party, provided that (a) the stated final maturity of such Indebtedness shall not be earlier than the Maturity Date, (b) no Subsidiary that is not a Loan Party shall guarantee obligations of the Company under such Indebtedness, (c) such Indebtedness shall not be secured by any Lien on any assets of the Company or any of the Subsidiaries other than assets that constitute Collateral and (d) if such Indebtedness or any Guarantees thereof is secured, the administrative agent, collateral agent, trustee and/or any similar representative (in each case, as determined by the Administrative Agent) acting on behalf of the holders of such Indebtedness shall become party to the Intercreditor Agreement and Liens on the ABL Priority Collateral securing such Indebtedness and Guarantees shall be junior and subordinate to the Liens thereon securing the Secured Obligations pursuant to the Intercreditor Agreement. As of the Second Restatement Effective Date, Indebtedness under the Term Credit Agreement constitutes Permitted Term Indebtedness.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee pension benefit plan”, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), that is subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Loan Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” has the meaning set forth in Section 9.01(d).

“Post-Closing Letter Agreement” means the certain Post-Closing Letter Agreement, dated as of the Second Restatement Effective Date, between the Company and the Administrative Agent.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal office in New York City. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Pro Forma Basis” means, with respect to any computation hereunder required to be made on a pro forma basis giving effect to any proposed Investment or other acquisition (including any Permitted Acquisition or any Material Acquisition), any Material Disposition, any Restricted Payment or any payment of or in respect of any Indebtedness (collectively, “Pro Forma Events”), computation thereof after giving pro forma effect to such Pro Forma Event in accordance with Regulation S-X under the Securities Act (including pro forma adjustments arising out of events which are directly attributable to such Pro Forma Event, are factually supportable and are expected to have a continuing impact), using, for purposes of making such computation, the consolidated financial statements of the Company and the Subsidiaries (and, to the extent applicable, the historical financial statements of any entities or assets so acquired or to be acquired, or so disposed or to be disposed), which shall be reformulated as if such Pro Forma Event (and, in the case of any pro forma computations made hereunder to determine whether such Pro Forma Event is permitted to be consummated hereunder, to any other Pro Forma Event consummated since the first day of the period covered by any component of such pro forma computation and on or prior to the date of such computation), and any Indebtedness or other liabilities incurred in connection with any such Pro Forma Event, had been consummated and incurred at the beginning of such period. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Swap Agreement applicable to such Indebtedness if such Swap Agreement has a remaining term in excess of 12 months).

“Protective Advance” has the meaning set forth in Section 2.04(a).

“Protective Advance Exposure” means, at any time, the sum of the aggregate principal amount of all outstanding Protective Advances at such time. The Protective Advance Exposure of any Lender at any time shall be its Applicable Percentage of the total Protective Advance Exposure at such time.

“Reduced Availability Period” means any period (a) commencing at any time when Availability shall be less than the greater of (i) the lesser of (A) 10.0% of the total Revolving Commitments then in effect and (B) 10% of the total Borrowing Base then in effect and (ii) $25,000,000 for three consecutive Business Days and (b) ending when Availability shall have been greater than the greater of (i) the lesser of (A) 12.5% of the total Revolving Commitments then in effect and (B) 12.5% of the total Borrowing Base then in effect and (ii) $30,000,000 for a period of 60 consecutive days.

“Recipient” means the Administrative Agent, any Lender, any Issuing Bank or any combination thereof (as the context requires).

“Refinancing Indebtedness” means, in respect of any Indebtedness (the “Original Indebtedness”), any Indebtedness that extends, renews or refinances such Original Indebtedness (or any Refinancing Indebtedness in respect thereof); provided that (a) the principal amount of such Refinancing Indebtedness shall not exceed the principal amount of such Original Indebtedness except by an amount no greater than accrued and unpaid interest with respect to such Original Indebtedness; (b) the stated final maturity of such Refinancing Indebtedness shall not be earlier than that of such Original Indebtedness; (c) such Refinancing Indebtedness shall not constitute an obligation (including pursuant to a Guarantee) of any Subsidiary that shall not have been (or, in the case of after-acquired Subsidiaries, shall not have been required to become pursuant to the terms of the Original Indebtedness) an obligor in respect of such Original Indebtedness and shall constitute an obligation of such Subsidiary only to the extent of their obligations in respect of such Original Indebtedness; and (d) such Refinancing Indebtedness shall not be secured by any Lien on any asset other than the assets that secured such Original Indebtedness (or would have been required to secure such Original Indebtedness pursuant to the terms thereof).

“Register” has the meaning set forth in Section 9.04(b).

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the directors, officers, partners, members, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and of such Person’s Affiliates.

“Release” means any actual release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.

“Rent Reserve” means, with respect to any leased store, warehouse distribution center, regional distribution center or depot where any Inventory subject to Liens arising by operation of law is located, a reserve equal to two months’ rent at such store, warehouse distribution center, regional distribution center or depot.

“Report” means reports prepared by the Administrative Agent or another Person showing the results of appraisals, field examinations or audits pertaining to the Loan Parties’ assets from information furnished by or on behalf of the Loan Parties, after the Administrative Agent has exercised its rights of inspection pursuant to this Agreement, which Reports may be distributed to the Lenders by the Administrative Agent.

“Required Lenders” means, at any time, Lenders having Credit Exposure and unused Revolving Commitments representing more than 50% of the sum of the total Credit Exposure and unused Revolving Commitments at such time.

“Reserves” means any and all reserves which the Administrative Agent deems necessary, in its Permitted Discretion, to maintain (including, without limitation, reserves for accrued and unpaid interest on the Secured Obligations, Rent Reserves, Gift

Card Reserves, Banking Services Reserves and reserves for loyalty programs, reserves for consignee’s, warehousemen’s and bailee’s charges, reserves for dilution of Accounts, reserves for Inventory shrinkage, reserves for customs charges and shipping charges and other foreign landing costs related to any Inventory in transit, reserves for Swap Obligations, reserves for contingent liabilities of any Loan Party, reserves for uninsured losses of any Loan Party, reserves for uninsured, underinsured, un-indemnified or under-indemnified liabilities or potential liabilities with respect to any litigation and reserves for taxes, fees, assessments, and other governmental charges) with respect to the Collateral or any Loan Party.

“Restated Security Agreement” means that certain Amended and Restated Pledge and Security Agreement, dated as of the Second Restatement Effective Date, between the Loan Parties and the Administrative Agent, for the benefit of the Lender Parties.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Company or any Subsidiary, or any payment or distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, exchange, conversion, cancellation or termination of any Equity Interests in the Company or any Subsidiary.

“Revolving Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit, Protective Advances, Overadvances and Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption or amendment referred to in Section 2.09(e) pursuant to which such Lender shall have assumed or acquired its Revolving Commitment, as applicable. The aggregate amount of the Lenders’ Revolving Commitments as of the Second Restatement Effective Date is $250,000,000.

“Revolving Loan” means a Loan made pursuant to Sections 2.01 and 2.02(a).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc., and any successor to its rating agency business.

“Sale/Leaseback Transaction” means an arrangement relating to property owned by the Company or any Subsidiary whereby the Company or such Subsidiary sells or transfers such property to any Person and the Company or any Subsidiary leases such property, or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, from such Person or its Affiliates.

“SEC” means the United States Securities and Exchange Commission.

“Second Restatement Agreement” means the Amendment and Restatement Agreement dated as of 14, 2012, among the Company, the other Loan Parties, the Lenders, the Swingline Lender, the Issuing Banks and the Administrative Agent.

“Second Restatement Effective Date” has the meaning set forth in the Second Restatement Agreement.

“Secured Obligations” means all Obligations, together with all (a) Banking Services Obligations and (b) Swap Obligations owing to one or more Lenders or their respective Affiliates; provided that at or prior to the time that any transaction relating to such Swap Obligation is executed, the Lender or an Affiliate thereof party thereto (if other than JPMCB or an Affiliate thereof) shall have delivered written notice to the Administrative Agent that such a transaction has been entered into and that it constitutes a Secured Obligation entitled to the benefits of the Collateral Documents.

“Securities Act” means the United States Securities Act of 1933.

“Settlement” has the meaning set forth in Section 2.05(d).

“Settlement Date” has the meaning set forth in Section 2.05(d).

“Standby LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Standby Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements relating to Standby Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time. The Standby LC Exposure of any Lender at any time shall be its Applicable Percentage of the total Standby LC Exposure at such time.

“Standby Letter of Credit” means all Letters for Credit other than Commercial Letters of Credit.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves), expressed as a decimal, established by the Board of Governors to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board of Governors). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subordinated Indebtedness” of a Person means any Indebtedness of such Person the payment of which is subordinated to payment of the Secured Obligations.

“subsidiary” means, with respect to any Person (the “parent”) at any date, (a) any Person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date and (b) any other Person (i) of which Equity Interests representing more than 50% of the equity value or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (ii) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any direct or indirect subsidiary of the Company.

“Subsidiary Loan Party” means each Subsidiary that is a party to this Agreement as a Borrower or a Loan Guarantor (including any such Subsidiary that becomes a party hereto as a Loan Guarantor pursuant to the Second Restatement Agreement or a Joinder Agreement) and is a party to the Restated Security Agreement.

“Supplemental Perfection Certificate” means a certificate in the form of Exhibit G or any other form approved by the Administrative Agent.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or any Subsidiary shall be a Swap Agreement.

“Swap Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction.

“Swingline Exposure” means, at any time, the sum of the aggregate principal amount of all outstanding Swingline Loans at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

“Swingline Lender” means JPMCB, in its capacity as lender of Swingline Loans hereunder, and its successors and assigns in such capacity.

“Swingline Loan” has the meaning set forth in Section 2.05(a).

“Syndication Agent” means BofA.

“Synthetic Lease” means, as to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for US federal income tax purposes, other than any such lease under which such Person is the lessor.

“Synthetic Lease Obligations” means, as to any Person, an amount equal to the sum, without duplication, of (a) the obligations of such person to pay rent or other amounts under any Synthetic Lease which are attributable to principal and (b) the amount of any purchase price payment under any Synthetic Lease assuming the lessee exercises the option to purchase the leased property at the end of the lease term. For purposes of Section 6.02, a Synthetic Lease Obligation shall be deemed to be secured by a Lien on the property being leased and such property shall be deemed to be owned by the lessee.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Credit Agreement” means the Term Credit Agreement dated as of the Second Restatement Effective Date, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

“Term Priority Collateral” has the meaning set forth in the Intercreditor Agreement.

“Term Loan Documents” means the “Loan Documents” under the Term Credit Agreement.

“Transactions” means the (a) execution, delivery and performance by the Loan Parties of this Agreement, the borrowing of the Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder, (b) the execution, delivery and performance by the Loan Parties of the Term Loan Documents, the borrowing of the Term Loans and the use of proceeds thereof, (c) the creation and perfection of the security interests provided for in the Collateral Documents, (d) the consummation of the Acquisition, (e) the repayment in full of all principal, premium, if any, interest, fees and other amounts due or outstanding under the Existing Acquired Company Credit Agreement, the termination of the commitments and letters of credit outstanding thereunder and the discharge and release of the guarantees and liens existing in connection therewith, and (f) the payment of all fees and expenses in connection with the foregoing.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the perfection of security interests created by the Collateral Documents.

“Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (a) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (b) any other obligation (including any guarantee) that is contingent in nature at such time; or (c) an obligation to provide collateral to secure any of the foregoing types of obligations.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.17(f)(ii)(B)(3).

“Vendor Rebates” means credits earned from vendors for volume purchases that reduce net inventory costs for the Loan Parties.

“wholly-owned”, when used in reference to a subsidiary of any Person, means that all the Equity Interests in such subsidiary (other than directors’ qualifying shares and other nominal amounts of Equity Interests that are required to be held by other Persons under applicable law) are owned, beneficially and of record, by such Person, another wholly-owned subsidiary of such Person or any combination thereof.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar Revolving Borrowing”).

SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders, writs and decrees, of all Governmental

Authorities. Except as otherwise provided herein and unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document (including this Agreement and the other Loan Documents) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), and all references to any statute shall be construed as referring to all rules, regulations, rulings and official interpretations promulgated or issued thereunder, (c) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature used herein shall be construed in accordance with GAAP, as in effect from time to time; provided that (a) if the Borrower Representative notifies the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the Second Restatement Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower Representative that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith; provided that the Borrower Representative, on the one hand, and the Administrative Agent and Lenders, on the other hand, agree to negotiate in good faith with respect to any proposed amendment to eliminate or adjust for the effect of any such change in GAAP; and (b) notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (i) any election under Statement of Financial Accounting Standards 159, The Fair Value Option for Financial Assets and Financial Liabilities, or any successor thereto (including pursuant to the Accounting Standards Codification), to value any Indebtedness of the Company or any Subsidiary at “fair value”, as defined therein, and (ii) any change in GAAP occurring after the Second Restatement Effective Date as a result of the adoption of any proposals set forth in the Proposed Accounting Standards Update, Leases (Topic 840), issued by the Financial Accounting Standards Board on August 17, 2010, or any other proposals issued by the Financial Accounting Standards Board in connection therewith, in each case if such change would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) was not required to be so treated under GAAP as in effect on the Second Restatement Effective Date.

SECTION 1.05. Effectuation of Transactions. All references herein to the Company and the Subsidiaries shall be deemed to be references to such Persons, and all the representations and warranties of the Company and the other Loan Parties contained in this Agreement and the other Loan Documents shall be deemed made, in each case, after giving effect to the Acquisition and the other Transactions to occur on the Second Restatement Effective Date, unless the context otherwise requires.

ARTICLE II

The Credits

SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender, severally and not jointly, agrees to make Revolving Loans to the Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender’s Credit Exposure exceeding such Lender’s Revolving Commitment or (b) the total Credit Exposures exceeding the lesser of (i) the total Revolving Commitments then in effect or (ii) the Borrowing Base then in effect, subject to the Administrative Agent’s authority, in its sole discretion, to make Protective Advances and Overadvances pursuant to the terms of Section 2.04 and 2.05. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans.

SECTION 2.02. Loans and Borrowings. (a) Each Revolving Loan shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Revolving Commitments. Any Protective Advance, any Swingline Loan and any Overadvance shall be made in accordance with the procedures set forth in Section 2.04 or 2.05, as applicable.

(b) Subject to Section 2.14, each Revolving Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower Representative may request in accordance herewith. Each Protective Advance, Swingline Loan or Overadvance shall be an ABR Loan. Each Lender at its option may make any Eurodollar Revolving Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement.

(c) At the commencement of each Interest Period for any Eurodollar Revolving Borrowing, such Borrowing shall be in an aggregate principal amount that is an integral multiple of $1,000,000 and not less than $5,000,000; provided that a Eurodollar Revolving Borrowing that results from a continuation of an outstanding Eurodollar Revolving Borrowing may be in an aggregate amount that is equal to such outstanding Borrowing. At the time each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate principal amount that is an integral multiple of

$500,000 and not less than $1,000,000; provided that, without affecting the Borrowing Base limitation set forth in Section 2.01, an ABR Revolving Borrowing may be in an aggregate principal amount that is equal to the entire unused balance of the Revolving Commitments then in effect or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e).

(d) Notwithstanding any other provision of this Agreement, the Borrower Representative shall not be entitled to request, or to elect to convert to or continue, any Eurodollar Revolving Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

SECTION 2.03. Requests for Revolving Borrowings. To request a Revolving Borrowing, the Borrower Representative shall notify the Administrative Agent of such request either in writing (delivered by hand or facsimile) or by telephone (a) in the case of a Eurodollar Revolving Borrowing, not later than 11:00 a.m. (or, solely in the case of a request for a Eurodollar Revolving Borrowing proposed to be made on the Second Restatement Effective Date, 2:30 p.m.), New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Revolving Borrowing, not later than 12:00 p.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of an executed written Borrowing Request. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i) the name of the applicable Borrower;

(ii) the aggregate amount of the requested Borrowing and the manner in which the proceeds of such Borrowing are to be disbursed (which shall be consistent with Section 2.07);

(iii) the date of such Borrowing, which shall be a Business Day;

(iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period.”

If no election as to the Type of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the applicable Borrower(s) shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Revolving Loan to be made as part of the requested Revolving Borrowing.

SECTION 2.04. Protective Advances. (a) Subject to the limitations set forth below, the Administrative Agent is authorized by the Borrowers and the Lenders, from time to time in the Administrative Agent’s sole discretion (but shall have absolutely no obligation), to make Loans to the Borrowers, on behalf of all Lenders, which the Administrative Agent, in its Permitted Discretion, deems necessary or desirable (i) to preserve or protect the Collateral or any portion thereof, (ii) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (iii) to pay any other amounts required to be paid by the Borrowers pursuant to the terms of this Agreement, including payments of reimbursable expenses (including costs, fees, and expenses as described in Section 9.03) and other sums payable under the Loan Documents which have not been paid by the Borrowers after written demand therefor (any of such Loans are herein referred to as “Protective Advances”); provided that the aggregate principal amount of Protective Advances outstanding at any time shall not exceed (i) $15,000,000 in the aggregate or (ii) together with the aggregate principal amount of Overadvances outstanding at such time pursuant to Section 2.05, $20,000,000 in the aggregate; provided further that no Protective Advance may be made if, after giving effect thereto, any Lender’s Credit Exposure shall exceed its Revolving Commitment. Protective Advances may be made even if the conditions precedent set forth in Section 4.02 have not been satisfied. The Protective Advances shall be secured by the Liens in favor of the Administrative Agent in and to the Collateral and shall constitute Obligations hereunder. All Protective Advances shall be ABR Borrowings. The Administrative Agent’s authorization to make Protective Advances may be revoked at any time by the Required Lenders. Any such revocation must be in writing and shall become effective prospectively upon the Administrative Agent’s receipt thereof. At any time that there is sufficient Availability and the conditions precedent set forth in Section 4.02 have been satisfied, the Administrative Agent may request the Lenders to make Revolving Loans to repay a Protective Advance. At any other time the Administrative Agent may require the Lenders to fund their risk participations as described in Section 2.04(b).

(b) The Administrative Agent may by notice given not later than 12:00 p.m., New York City time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of any Protective Advance outstanding. Such notice shall specify the aggregate principal amount of the Protective Advance in which the Lenders will be required to participate and each Lender’s Applicable Percentage of such Protective Advance. Each Lender hereby absolutely and unconditionally agrees to pay, upon receipt of notice as provided above, to the Administrative Agent such Lender’s Applicable Percentage of such Protective Advance. Each Lender acknowledges and agrees that its obligation to acquire participations in Protective Advances pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including nonsatisfaction of any of the conditions precedent set forth in Section 4.02, the occurrence and continuance of a Default or any reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Revolving Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders pursuant to this paragraph). From and after the date, if any, on which any Lender has paid in full for its participation in any Protective Advance purchased hereunder, the Administrative Agent shall promptly distribute to such Lender its Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Protective Advance; provided that any such payment or proceeds so distributed shall be repaid to the Administrative Agent if and to the extent such payment or proceeds is required to be refunded to the Borrowers for any reason. The purchase of participations in any Protective Advance pursuant to this paragraph shall not constitute a Loan and shall not relieve the Borrowers of their obligation to repay such Protective Advance.

SECTION 2.05. Swingline Loans and Overadvances. (a) The Administrative Agent, the Swingline Lender and the Lenders agree that in order to facilitate the administration of this Agreement and the other Loan Documents, promptly after the Borrower Representative requests an ABR Revolving Borrowing pursuant to Section 2.03, the Swingline Lender may, in its discretion, elect to have the terms of this Section 2.05(a) apply to such Borrowing Request by advancing, on behalf of the Lenders and in the amount and on the date requested, same day funds to the Borrowers to the Funding Account(s) (each such Loan made solely by the Swingline Lender pursuant to this Section 2.05(a) is referred to in this Agreement as a “Swingline Loan”), with settlement among the Swingline Lender and the other Lenders as to the Swingline Loans to take place on a periodic basis as set forth in Section 2.05(d). Each Swingline Loan shall be subject to all the terms and conditions applicable to other ABR Loans funded by the Lenders, except that all payments thereon shall be payable to the Swingline Lender solely for its own account. The aggregate principal amount of Swingline Loans outstanding at any time shall not exceed $25,000,000. The Swingline Lender shall not make any Swingline Loan if the requested Swingline Loan exceeds Availability (before giving effect to such Swingline Loan). All Swingline Loans shall be ABR Borrowings.

(b) Any provision of this Agreement to the contrary notwithstanding, at the request of the Borrower Representative, the Administrative Agent may in its sole discretion (but shall have absolutely no obligation) make Loans to the Borrowers, on behalf of the Lenders, in amounts that exceed Availability (any such Loans are herein referred to collectively as “Overadvances”); provided that the aggregate principal amount of Overadvances outstanding at any time shall not exceed (i) $15,000,000 in the aggregate or (ii) together with the aggregate principal amount of Protective Advances outstanding at such time pursuant to Section 2.04, $20,000,000 in the aggregate; provided further that no Overadvance may be made if, after giving effect thereto, any Lender’s Credit Exposure shall exceed its Revolving Commitment. The Overadvances shall be secured by the Liens in favor of the Administrative Agent in and to the Collateral and shall constitute Obligations hereunder. All Overadvances shall be ABR Borrowings. The Borrowers shall be required to repay each Overadvance no later than the 60th day after the date of the making thereof. The Administrative Agent’s authorization to make Overadvances may be revoked at any time by the Required Lenders. Any such revocation must be in writing and shall become effective prospectively upon the Administrative Agent’s receipt thereof.

(c) The Swingline Lender and the Administrative Agent may by notice given not later than 12:00 p.m., New York City time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of any Swingline Loan or Overadvance, respectively, outstanding. Such notice shall specify the aggregate principal amount of the Swingline Loan or Overadvance, respectively, in which the Lenders will be required to participate and each Lender’s Applicable Percentage of such Swingline Loan or Overadvance. Each Lender hereby absolutely and unconditionally agrees to pay, upon receipt of notice as provided above, to the Administrative Agent, for the account of the Swingline Lender or the account of the Administrative Agent, as applicable, such Lender’s Applicable Percentage of such Swingline Loan or Overadvance. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans and Overadvances pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including nonsatisfaction of any of the conditions precedent set forth in Section 4.02, the occurrence and continuance of a Default or any reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Revolving Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders pursuant to this paragraph). From and after the date, if any, on which any Lender has paid in full for its participation in any Swingline Loan or Overadvance purchased hereunder, the Swingline Lender or the Administrative Agent, as applicable, shall promptly distribute to such Lender its Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by the Swingline Lender or the Administrative Agent, as applicable, in respect of such Swingline Loan or Overadvance; provided that any such payment or proceeds so distributed shall be repaid to the Swingline Lender or the Administrative Agent, as applicable, if and to the extent such payment or proceeds is required to be refunded to the Borrowers for any reason. The purchase of participations in any Swingline Loan or Overadvance pursuant to this paragraph shall not constitute a Loan and shall not relieve the Borrowers of their obligation to repay such Swingline Loan or Overadvance.

(d) The Administrative Agent, on behalf of the Swingline Lender, shall request settlement (a “Settlement”) with the Lenders on at least a weekly basis or on any earlier date that the Administrative Agent elects, by notifying the Lenders of such requested Settlement by facsimile, telephone, or e-mail no later than 1:00 p.m., New York City time, on the date of such requested Settlement (the “Settlement Date”). Each Lender (other than the Swingline Lender) shall transfer the amount of such Lender’s Applicable Percentage of the outstanding principal amount of the applicable Swingline Loan with respect to which Settlement is requested to the Administrative Agent, to such account of the Administrative Agent as the Administrative Agent may designate, not later than 3:00 p.m., New York City time, on such Settlement Date. Settlements may occur during the existence of a Default and whether or not the applicable conditions precedent set forth in Section 4.02 have then been satisfied. Such amounts transferred to the Administrative Agent shall be applied against the amounts of the Swingline Lender’s Swingline Loans and, together with Swingline Lender’s Applicable Percentage of such

Swingline Loan, shall constitute Revolving Loans of such Lenders, respectively. If any such amount is not transferred to the Administrative Agent by any Lender on such Settlement Date, the Swingline Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon as specified in Section 2.07.

SECTION 2.06. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower Representative may request the issuance of Letters of Credit for its own account or for the account of another Borrower, in a form reasonably acceptable to the Administrative Agent and the Issuing Banks, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrowers to, or entered into by the Borrowers with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit or the amendment, renewal or extension of an outstanding Letter of Credit (other than an automatic renewal permitted pursuant to paragraph (c) of this Section), the Borrower Representative shall hand deliver or facsimile (or transmit by electronic communication, if arrangements for doing so have been approved by the recipient) to the applicable Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the applicable Issuing Bank, the applicable Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the total LC Exposure shall not exceed $175,000,000, (ii) the total Standby LC Exposure shall not exceed $40,000,000 and (iii) the total Credit Exposures shall not exceed the lesser of (x) the total Revolving Commitments then in effect and (y) the Borrowing Base then in effect.

(c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date; provided that a Letter of Credit may expire at a later date if the applicable Borrower shall have deposited cash collateral in an LC Collateral Account pursuant to Section 2.06(j) in an amount equal to 103% of the undrawn face amount of such Letter of Credit. Any Letter of Credit may provide by its terms that it may be automatically extended for additional successive one year periods on terms reasonably acceptable to the applicable Issuing Bank. Any Letter of Credit providing for automatic extension shall be extended upon the then current expiration date without any further action by any Person unless the applicable Issuing Bank shall have given notice to the applicable beneficiary (with a copy to the applicable Borrower) of the election by such Issuing Bank not to extend such Letter of Credit, such notice to be given not fewer than 30 days prior to the then current expiration date of such Letter of Credit; provided that no Letter of Credit may be extended automatically or otherwise beyond the date that is five Business Days prior to the Maturity Date (other than in accordance with this paragraph).

(d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Lenders, such Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of such Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrowers on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrowers for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default, reduction or termination of the Revolving Commitments or any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of ISP 98 or any successor publication of the International Chamber of Commerce) permits a drawing to be made under such Letter of Credit after the expiration thereof or of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e) Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrowers shall, following notice of such LC Disbursement to the Borrower Representative, reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 2:00 p.m., New York City time, on the date that such LC Disbursement is made, if the Borrower Representative shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower Representative prior to such time on such date, then not later than 2:00 p.m., New York City time, on (i) the Business Day that the Borrower Representative receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower Representative receives such notice, if such notice is not received prior to such time on the day of receipt; provided that the Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Revolving Borrowing in an equivalent amount and, to the extent so financed, the Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or, if the Swingline Lender shall have elected to apply the terms of Section 2.05(a) to such requested Borrowing, the resulting Swingline Loan. If the Borrowers fail to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrowers in respect thereof and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrowers, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to such Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrowers pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse an Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrowers of their obligation to reimburse such LC Disbursement.

(f) Obligations Absolute. The Borrowers’ joint and several obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section is absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by any Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not substantially comply with the terms of such Letter of Credit, (iv) any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of ISP 98 or any successor publication of the International Chamber of Commerce) permits a drawing to be made under such Letter of Credit after the stated expiration date thereof or of the Revolving Commitments or (v) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers’ obligations hereunder. None of the Administrative Agent, the Lenders or the Issuing Banks, or any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any other act, failure to act or other event or circumstance; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Borrowers to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by any Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of bad faith, gross negligence or wilful misconduct on the part of an Issuing Bank (with such absence to be presumed unless otherwise determined by a court of competent jurisdiction in a final and nonappealable judgment), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g) Disbursement Procedures. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Each Issuing Bank shall promptly notify the Administrative Agent and the Borrower Representative by telephone (confirmed by facsimile) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse such Issuing Bank and the Lenders with respect to any such LC Disbursement.

(h) Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, unless the Borrowers shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrowers reimburse such LC Disbursement in full, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be paid to the Administrative Agent for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment, and shall be payable on demand or, if no demand has been made, on the date on which the Borrowers reimburse the applicable LC Disbursement in full.

(i) Replacement of the Issuing Banks. Any Issuing Bank may be replaced at any time by written agreement among the Borrower Representative, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative

Agent shall notify the Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

(j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower Representative receives notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders (the “LC Collateral Account”), an amount in cash equal to 103% of the LC Exposure as of such date plus accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in clause (h) or (i) of Article VII. The Borrowers shall also deposit cash collateral in accordance with this paragraph as and to the extent required by Section 2.11(b) or 2.20. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account and the Borrowers hereby grant the Administrative Agent a security interest in the LC Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrowers’ risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall, notwithstanding anything to the contrary herein or in the Collateral Documents, be applied by the Administrative Agent to reimburse the applicable Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated, be applied to satisfy other Secured Obligations (but subject to, in the case of any such application at a time when any Lender is a Defaulting Lender (but only if, after giving effect thereto, the remaining cash collateral shall be less than the aggregate LC Exposure of all the Defaulting Lenders that has not been reallocated to non-Defaulting Lenders pursuant to Section 2.20), the consent of each Issuing Bank). If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers within three Business Days after all Events of Default have been cured or waived. If any Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.11(b), such amount (to the extent not applied as aforesaid) shall be returned to such Borrower as and to the extent that, after giving effect to such return, the Borrowers would remain in compliance with Section 2.11(b) and no Event of Default shall have occurred and be continuing. If any Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.20, such amount (to the extent not applied as aforesaid) shall be returned to such Borrower as promptly as practicable to the extent that, after giving effect to such return, no Issuing Bank shall have any exposure in respect of any outstanding Letter of Credit that is not fully covered by the Revolving Commitments of the non-Defaulting Lenders and/or the remaining cash collateral and no Event of Default shall have occurred and be continuing.

(k) Existing Letters of Credit. Each Existing Letter of Credit shall be deemed to be a Letter of Credit issued hereunder for all purposes hereof and of the other Loan Documents, and no issuance or similar fees (as distinguished from ongoing participation or fronting fees) will be required in connection with the Existing Letters of Credit. Without limiting the foregoing (i) each such Existing Letter of Credit shall be included in the calculation of the LC Exposure, (ii) all liabilities of the Borrowers and the other Loan Parties with respect to such Existing Letters of Credit shall constitute Obligations and (iii) each Lender shall have reimbursement obligations with respect to such Existing Letters of Credit as provided in this Section 2.06. Notwithstanding any other provision contained in this Section 2.06, no Existing Letter of Credit that has not been issued by an Issuing Bank referred to in clause (a) of the definition of such term may be renewed or extended.

(l) Issuing Bank Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each Issuing Bank shall, in addition to its notification obligations set forth elsewhere in this Section, report in writing to the Administrative Agent (i) periodic activity (for such period or recurrent periods as shall be requested by the Administrative Agent) in respect of Letters of Credit issued by such Issuing Bank, including all issuances, extensions, amendments and renewals, all expirations and cancelations and all disbursements and reimbursements, (ii) reasonably prior to the time that such Issuing Bank issues, amends, renews or extends any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the stated amount of the Letters of Credit issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed), (iii) on each Business Day on which such Issuing Bank makes any LC Disbursement, the date and amount of such LC Disbursement, (iv) on any Business Day on which the Borrowers fail to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and the amount of such LC Disbursement and (v) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank.

(m) LC Exposure Determination. For all purposes of this Agreement, the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at the time of determination.

SECTION 2.07. Funding of Borrowings. (a) Each Lender shall make each Revolving Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 2:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower Representative by promptly crediting the amounts so received, in like funds, to the Funding Account(s); provided that ABR Revolving Loans made to finance the reimbursement of (i) an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank and (ii) a Protective Advance or an Overadvance shall be retained by the Administrative Agent.

(b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Revolving Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance on such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a payment to be made by the Borrowers, the interest rate applicable to ABR Revolving Loans. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Revolving Loan included in such Borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent.

SECTION 2.08. Interest Elections. (a) Each Revolving Borrowing initially shall be of the Type and, in the case of a Eurodollar Revolving Borrowing, shall have an initial Interest Period as specified in the applicable Borrowing Request or as otherwise provided in Section 2.03. Thereafter, the Borrower Representative may elect to convert such Borrowing to a Borrowing of a different Type or to continue such Borrowing and, in the case of a Eurodollar Revolving Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower Representative may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, Overadvances or Protective Advances, which may not be converted or continued.

(b) To make an election pursuant to this Section, the Borrower Representative shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrowers were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of an executed written Interest Election Request. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrower and the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrowers shall be deemed to have selected an Interest Period of one month’s duration.

(c) Promptly following receipt of an Interest Election Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(d) If the Borrower Representative fails to deliver a timely Interest Election Request with respect to a Eurodollar Revolving Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower Representative (provided that no such notice shall be required in the case of an Event of Default under clause (h) or (i) of Article VII), then, so long as an Event of Default is continuing (i) no outstanding Revolving Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Revolving Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.09. Termination and Reduction of Revolving Commitments; Increase in Revolving Commitments. (a) Unless previously terminated, the Revolving Commitments shall automatically terminate on the Maturity Date.

(b) The Borrowers may at any time terminate the Revolving Commitments upon (i) the payment in full of all outstanding Loans, together with accrued and unpaid interest thereon and on any LC Disbursements, (ii) the cancellation and return of all outstanding Letters of Credit (or alternatively, with respect to each such Letter of Credit, the furnishing to the Administrative Agent of a cash deposit (or at the discretion of the Administrative Agent a back up standby letter of credit reasonably satisfactory to the Administrative Agent) equal to 103% of the portion of the LC Exposure attributable to such Letter of Credit as of such time), (iii) the payment in full of all accrued and unpaid fees and (iv) the payment in full of all reimbursable expenses and all other Obligations outstanding at such time.

(c) The Borrowers may from time to time reduce the Revolving Commitments; provided that (i) each reduction of the Revolving Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Borrowers shall not reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.11, the sum of the Credit Exposures would exceed the lesser of (x) the total Revolving Commitments then in effect and (y) the Borrowing Base then in effect.

(d) The Borrower Representative shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments under paragraph (b) or (c) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower Representative pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower Representative may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower Representative (by notice to the Administrative Agent on or prior to specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Commitments shall be permanent. Each reduction of the Revolving Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Commitments.

(e) (i) The Borrowers shall have the right to increase the total Revolving Commitments by obtaining additional Revolving Commitments, either from one or more of the Lenders or from one or more other lending institutions; provided that (i) no Lender hereunder shall have any obligation to provide any such requested increase, (ii) any such request for an increase shall be in a minimum amount of $10,000,000, (iii) the aggregate amount of all additional Revolving Commitments obtained under this paragraph shall not exceed $50,000,000, (iv) the Administrative Agent shall have approved the identity of any such new Lender, such approval not to be unreasonably withheld, conditioned or delayed, (v) any such new Lender shall assume all the rights and obligations of a “Lender” hereunder, and (vi) the procedure described in paragraph (e)(ii) of this Section shall have been satisfied.

(ii) Any amendment hereto for such an increase or addition shall be in form and substance satisfactory to the Administrative Agent and shall only require the written signatures of the Administrative Agent, the Borrowers and the Lender(s) being added or increasing their Revolving Commitments. As a condition precedent to such an increase, the Borrower Representative shall deliver to the Administrative Agent (A) a certificate of each Loan Party signed by an authorized officer of such Loan Party (1) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (2) in the case of the Borrowers, certifying that, before and after giving effect to such increase, (x) the representations and warranties contained in Article III and the other Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (y) no Default exists, (B) an opinion of counsel to the Loan Parties as to the power and authority of the Loan Parties to effect such increase and such other customary and related matters as the Administrative Agent may reasonably request and (C) a reaffirmation agreement, in form and substance reasonably satisfactory to the Administrative Agent, executed and delivered by the Loan Parties.

(iii) On the Business Day following any such increase, all outstanding ABR Revolving Borrowings shall be reallocated, pursuant to procedures reasonably determined by the Administrative Agent, among the Lenders (including any newly added Lenders) in accordance with the Lenders’ respective revised Applicable Percentages. Eurodollar Revolving Borrowings outstanding at the time of such increase shall be reallocated, pursuant to procedures reasonably determined by the Administrative Agent, among the Lenders in accordance with the Lenders’ respective Applicable Percentages in effect at the time upon the expiration of the then applicable Interest Periods.

SECTION 2.10. Repayment of Loans; Evidence of Debt. (a) The Borrowers hereby unconditionally promise to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan on the Maturity Date and (ii) to the Administrative Agent the then unpaid amount of each Protective Advance and Overadvance on the earliest of (A) the Maturity Date, (B) demand by the Administrative Agent therefor and (C) in the case of any Overadvance, the 60th day after the date of the making thereof.

(b) On each Business Day during any Dominion Period, the Administrative Agent shall apply all funds credited to a Concentration Account on such Business Day or the immediately preceding Business Day (at the discretion of the Administrative Agent, whether or not immediately available), first, to prepay any

Protective Advances and Overadvance that may be outstanding and, second, to prepay the Revolving Loans and Swingline Loans and to cash collateralize outstanding LC Exposure.

(c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(e) The entries made in the accounts maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to pay any amounts due hereunder in accordance with the terms of this Agreement.

(f) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

SECTION 2.11. Prepayment of Loans. (a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (c) of this Section.

(b) Except to the extent such excess arises from Protective Advances permitted under Section 2.04 or Overadvances permitted under Section 2.05, in the event and on each occasion that the total Credit Exposure exceeds the lesser of (i) the total Revolving Commitments then in effect and (ii) the Borrowing Base then in effect, the Borrowers shall prepay the Revolving Loans and/or Swingline Loans (or, if no such Borrowings are outstanding, deposit cash collateral in the LC Collateral Account in accordance with Section 2.06(j)) in an aggregate amount equal to such excess.

(c) The Borrower Representative shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone

(confirmed by hand delivery or facsimile) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Revolving Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Revolving Borrowing, not later than 11:00 a.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice relating to a Revolving Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Revolving Borrowing shall be applied ratably to the Revolving Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

SECTION 2.12. Fees. (a) The Borrowers agree to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue for each day on the amount of the unused Revolving Commitment of such Lender on such day at a rate equal to 0.375% per annum. Accrued commitment fees shall be payable in arrears on the first Business Day of each January, April, July and October, commencing on the first such date to occur after the Second Restatement Effective Date, and on the date on which the Revolving Commitments terminate. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed. For purposes of computing commitment fees, the Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure and participations in Protective Advances and Overadvances of such Lender shall be disregarded for such purpose).

(b) The Borrowers agree to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participation in each Standby Letter of Credit or Commercial Letter of Credit at the Applicable Rate for a Letter of Credit of such type, in each case on the average daily amount of the portion of such Lender’s LC Exposure attributable to such Letter of Credit (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Second Restatement Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Company and such Issuing Bank, on the average daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Second Restatement Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any

LC Exposure, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of each calendar month shall be payable on the first Business Day of the next succeeding month, commencing on the first such date to occur after the Second Restatement Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Banks pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed.

(c) The Borrowers agree to pay to the Administrative Agent, for its own account, fees in the amounts and payable at the times separately agreed upon between the Company and the Administrative Agent.

(d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances (absent manifest error in the amount paid).

SECTION 2.13. Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan, but excluding Protective Advances and Overadvances) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c) Each Protective Advance and Overadvance shall bear interest at the Alternate Base Rate plus the Applicable Rate for ABR Revolving Loans plus 2% per annum.

(d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrowers hereunder is not paid when due (after giving effect to any applicable grace period), whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% per annum plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

(e) Accrued interest on each Loan (for ABR Loans, accrued through the last day of the prior calendar quarter) shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Revolving Commitments; provided that

(i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Revolving Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.14. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Revolving Borrowing:

(a) the Administrative Agent determines in good faith (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

(b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice (which may be telephonic) thereof to the Borrower Representative and the Lenders as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist (which notification shall be made promptly after the Administrative Agent obtains knowledge of the cessation of such circumstances), (i) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurodollar Borrowing shall be ineffective, and such Revolving Borrowing shall be continued as an ABR Borrowing, and (ii) any Borrowing Request for a Eurodollar Revolving Borrowing shall be treated as a request for an ABR Revolving Borrowing.

SECTION 2.15. Increased Costs. (a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or any Issuing Bank;

(ii) impose on any Lender or any Issuing Bank or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein; or

(iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of the term “Excluded Taxes” and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender or other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender or other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, from time to time upon request of such Lender or other Recipient, the Borrowers will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs or expenses incurred or reduction suffered. Notwithstanding the foregoing, if the Company reasonably believes that any such Taxes were not correctly or legally asserted, the applicable Recipient will use commercially reasonable efforts to cooperate with the Company to obtain a refund of such Taxes so long as such efforts would not, in the sole determination of such Recipient result in any non-reimbursable additional costs, expenses or risks or be otherwise disadvantageous to it.

(b) If any Lender or any Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has had or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Revolving Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Loans held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy or liquidity), then, from time to time upon request of such Lender or such Issuing Bank, the Borrowers will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered.

(c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section delivered to the Borrower Representative shall be conclusive absent manifest error. The Borrowers shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or expenses incurred or reductions suffered more than 270 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower Representative of the Change in Law giving rise to such increased costs or expenses or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or expenses or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(c) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower Representative pursuant to Section 2.19, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. Such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan (but not including the Applicable Rate applicable thereto), for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate such Lender would bid if it were to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the London interbank market. A certificate of any Lender delivered to the Borrower Representative and setting forth and explaining in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof.

SECTION 2.17. Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c) Evidence of Payment. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d) Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower Representative by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c)(ii) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower Representative and the Administrative Agent, at the time or times reasonably requested by the Borrower Representative or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower Representative or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower Representative or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower Representative or the Administrative Agent as will enable the Borrower Representative or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing:

(A) any Lender that is a U.S. Person shall deliver to the Borrower Representative and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any

Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed originals of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit I-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or

(4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-2 or Exhibit I-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower Representative or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower Representative and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower Representative or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower Representative or the Administrative Agent as may be necessary for the Borrower Representative and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Second Restatement Effective Date.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall promptly update such form or certification or promptly notify the Borrower Representative and the Administrative Agent in writing of its legal inability to do so.

(g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Issuing Banks. For purposes of this Section, the term “Lender” shall include any Issuing Bank.

SECTION 2.18. Payments Generally; Allocation of Proceeds; Sharing of Set-offs. (a) The Borrowers shall make each payment required to be made by them hereunder or under any other Loan Document on or prior to the time expressly required hereunder or under such other Loan Document for such payment or, if no such time is expressly required, on or prior to 3:00 p.m., New York City time, on the date when due, in immediately available funds, without any defense, setoff, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the

Administrative Agent at its offices at 10 South Dearborn Street, 22nd Floor, Chicago, Illinois, except that payments required to be made directly to an Issuing Bank or the Swingline Lender shall be so made and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payment received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder or under any other Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

(b) Any proceeds of Collateral received by the Administrative Agent (i) not constituting (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by the Borrowers), (B) amounts to be applied from a Concentration Account during any Dominion Period (which shall be applied in accordance with Section 2.10(b)) or, (C) so long as no Event of Default shall have occurred and be continuing, amounts which are received into any Concentration Account (which shall be deposited to the Borrowers’ Funding Account in accordance with the Restated Security Agreement) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Lenders so direct, shall be applied ratably first, to pay any fees, indemnities, or expense reimbursements then due to the Administrative Agent and the Issuing Banks from the Borrowers (other than in connection with Banking Services or Swap Obligations), second, to pay any fees or expense reimbursements then due to the Lenders from the Borrowers (other than in connection with Banking Services or Swap Obligations), third, to pay interest due in respect of the Protective Advances and Overadvances, fourth, to pay the principal of the Protective Advances and Overadvances, fifth, to pay interest then due and payable on the Loans (other than the Protective Advances and Overadvances) ratably, sixth, to prepay principal on the Loans (other than the Protective Advances and Overadvances) and unreimbursed LC Disbursements ratably, seventh, to pay an amount to the Administrative Agent equal to 103% of the aggregate undrawn face amount of all outstanding Letters of Credit and the aggregate amount of any unpaid LC Disbursements, to be held as cash collateral for such Obligations, eighth, to payment of any amounts owing with respect to Banking Services and Swap Obligations, ninth, to the payment of any other Secured Obligations due to the Administrative Agent or any Lender, and tenth, any excess to be returned to Borrower Representative. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower Representative, or unless a Default is in existence, neither the Administrative Agent nor any Lender shall apply any payment which it receives to any Eurodollar Loan, except (a) on the expiration date of the Interest Period applicable to such Eurodollar Loan or (b) in the event, and only to the extent, that there are no outstanding ABR Loans and, in any such event, the Borrowers shall pay the break funding payment required in accordance with Section 2.16.

(c) At the election of the Administrative Agent, all payments of principal, interest, LC Disbursements, fees, reimbursable expenses (including, without limitation,

all reimbursements of fees and expenses pursuant to Section 9.03) and other sums payable under the Loan Documents may be paid from the proceeds of Borrowings made hereunder, whether made following a request by the Borrower Representative pursuant to Section 2.03 or a deemed request as provided in this Section or may be deducted from any deposit account of any Borrower maintained with the Administrative Agent. Each Borrower hereby irrevocably authorizes (i) the Administrative Agent to make a Borrowing for the purpose of paying each payment of principal, interest, fees or any other amount due under the Loan Documents and agrees that all such amounts charged shall constitute Loans (including Swingline Loans and Overadvances, but such a Borrowing may only constitute a Protective Advance if it is to reimburse costs, fees and expenses pursuant to Section 9.03) and that all such Borrowings shall be deemed to have been requested pursuant to Section 2.03, 2.04 or 2.05, as applicable, and (ii) the Administrative Agent to charge any deposit account of any Borrower (other than, so long as no Dominion Period is in effect or no Event of Default shall have occurred or be continuing, any Excluded Deposit Account maintained with the Administrative Agent for each payment of principal, interest, fees or any other amount due under the Loan Documents.

(d) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements, Swingline Loans, Protective Advances or Overadvances resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements, Swingline Loans, Protective Advances or Overadvances and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall notify the Administrative Agent of such fact and shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements, Swingline Loans, Protective Advances and Overadvances of other Lenders to the extent necessary so that the amount of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amounts of principal of and accrued interest on their respective Loans and participations in LC Disbursements, Swingline Loans, Protective Advances and Overadvances; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement (for the avoidance of doubt, as in effect from time to time) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements, Swingline Loans, Protective Advances or Overadvances to any Person that is an Eligible Assignee (as such term is defined from time to time). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

(e) Unless the Administrative Agent shall have received notice from the Borrower Representative prior to the date on which any payment is due to the

Administrative Agent for the account of the Lenders or the Issuing Banks hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Banks, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or Issuing Banks, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(f) If any Lender shall fail to make any payment required to be made by it hereunder to or for the account of the Administrative Agent, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations in respect of such payment until all such unsatisfied obligations have been discharged and/or (ii) hold any such amounts in a segregated account as cash collateral for, and apply any such amounts to, any future payment obligations of such Lender hereunder to or for the account of the Administrative Agent.

SECTION 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment and delegation (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment and delegation.

(b) If any Lender requests compensation under Section 2.15, or if the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender becomes a Defaulting Lender, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent by the Borrower Representative, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.15 or 2.17) and obligations under this Agreement and the other Loan Documents to an Eligible Assignee that shall assume such obligations (which Eligible Assignee may be another

Lender, if a Lender accepts such assignment and delegation); provided that (i) the Borrowers shall have received the prior written consent of the Administrative Agent, the Swingline Lender and the Issuing Banks, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, Swingline Loans, Protective Advances and Overadvances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts), (iii) in the case of any such assignment and delegation resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments and (iv) such assignment and delegation does not conflict with applicable law. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation have ceased to apply. Each party hereto agrees that an assignment and delegation required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower Representative, the Administrative Agent and the assignee (subject to any required consents referred to above) and that the Lender required to make such assignment and delegation need not be a party thereto.

SECTION 2.20. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) commitment fees shall cease to accrue on the unused portion of the Revolving Commitment of such Defaulting Lender pursuant to Section 2.12(a);

(b) the Revolving Commitment and Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders or all affected Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or modification pursuant to Section 9.02); provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than other affected Lenders shall require the consent of such Defaulting Lender;

(c) if any Swingline Exposure, LC Exposure, Protective Advance Exposure and Overadvance Exposure exists at the time such Lender becomes a Defaulting Lender, then:

(i) such Defaulting Lender’s Swingline Exposure (other than any portion thereof with respect to which such Defaulting Lender shall have funded its participation as contemplated by Section 2.05(c)), LC Exposure (other than any portion thereof attributable to unreimbursed LC Disbursements with respect to which such Defaulting Lender shall have funded its participation as contemplated by Section 2.06(d)), Protective Advance Exposure (other than any portion thereof with respect to which such Defaulting Lender shall have funded its participation as contemplated by Section 2.04(b)) and Overadvance Exposure (other than any portion thereof with respect to which such Defaulting Lender shall have funded its participation as contemplated by Section 2.05(c)) shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages, but only to the extent the sum of all non-Defaulting Lenders’ Revolving Credit Exposures plus such Defaulting Lender’s Swingline Exposure, LC Exposure, Protective Advance Exposure and Overadvance Exposure does not exceed the total of all non-Defaulting Lenders’ Revolving Commitments;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent, without prejudice to any rights or remedies of the Borrowers against such Defaulting Lender, (A) first, prepay the portion of such Defaulting Lender’s Overadvance Exposure that has not been so reallocated, (B) second, prepay the portion of such Defaulting Lender’s Protective Advance Exposure that has not been so reallocated, (C) third, prepay the portion of such Defaulting Lender’s Swingline Exposure that has not been so reallocated and (D) fourth, cash collateralize such Defaulting Lender’s LC Exposure that has not been so reallocated in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding;

(iii) if the Borrowers cash collateralize any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrowers shall not be required to pay any letter of credit participation fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such Defaulting Lender’s cash collateralized LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;

(iv) if any portion of the LC Exposure of such Defaulting Lender is reallocated pursuant to clause (c)(i) above, then the fees payable to the Lenders pursuant to Section 2.12(b) shall be adjusted to give effect to such reallocation; or

(v) if any portion of such Defaulting Lender’s LC Exposure is neither cash collateralized nor reallocated pursuant to clause (c)(i) or (c)(ii) above, then, without prejudice to any rights or remedies of the applicable Issuing Bank or any Lender hereunder, all letter of credit participation fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Banks (and allocated among them ratably based on the amount of such Defaulting Lender’s LC Exposure attributable to Letters of Credit issued by each Issuing Bank) until such LC Exposure is cash collateralized and/or reallocated; and

(d) the Swingline Lender shall not be required to fund any Swingline Loan and no Issuing Bank shall be required to issue, amend, renew, extend or increase any Letter of Credit, in each case, unless it is satisfied that the related exposure will be 100% covered by the Revolving Commitments of the non-Defaulting Lenders and/or cash collateral provided by the Borrowers in accordance with clause (c) of this Section, and participating interests in any such newly issued, amended, renewed, extended or increased Letter of Credit or newly made Swingline Loan shall be allocated among non-Defaulting Lenders in a manner consistent with clause (c)(i) of this Section (and Defaulting Lenders shall not participate therein).

In the event and on the date that each of the Administrative Agent, the Company, each Issuing Bank and the Swingline Lender agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure, LC Exposure, Protective Advance Exposure and Overadvance Exposure of the other Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Commitment and on such date such Lender shall purchase at par such of the Revolving Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold Revolving Loans in accordance with its Applicable Percentage.

SECTION 2.21. Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Administrative Agent, any Issuing Bank or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside or determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement and the other Loan Documents shall continue in full force as if such payment or proceeds had not been received by the Administrative Agent, such Issuing Bank or such Lender. The provisions of this Section shall be and remain effective notwithstanding any contrary action which may have been taken by the Administrative Agent, any Issuing Bank or any Lender in reliance upon such payment or application of proceeds. The provisions of this Section shall survive the termination of this Agreement.

SECTION 2.22. Borrowing Subsidiaries. The Company may designate any Subsidiary that is a wholly owned Domestic Subsidiary of the Company as a Borrowing Subsidiary upon 10 Business Days’ notice to the Administrative Agent and the Lenders (such notice to include the name, primary business address and tax identification number of such proposed Borrowing Subsidiary). Upon proper notice and receipt by the Administrative Agent of such agreements, documents and legal opinions as the Administrative Agent may reasonably request and subject to the Administrative Agent’s determining in consultation with the Lenders that designating such Subsidiary as a Borrowing Subsidiary would not cause any Lender to suffer any economic, legal or regulatory disadvantage, such Subsidiary shall be a Borrowing Subsidiary and a party to this Agreement and the other Loan Documents. A Subsidiary shall cease to be a Borrowing Subsidiary hereunder at such time as the Company gives notice to the Administrative Agent and the Lenders of its intention to terminate such Subsidiary as a Borrowing Subsidiary; provided that any such termination shall not be effective (other than to terminate such Borrowing Subsidiary’s right to make further Borrowings or to obtain Letters of Credit) and such Subsidiary shall remain a Borrowing Subsidiary until such time as all Loans to such Borrowing Subsidiary and accrued interest thereon and all other amounts then due from such Borrowing Subsidiary have been paid in full and no Letter of Credit issued for the account of such Borrowing Subsidiary shall be outstanding.

ARTICLE III

Representations and Warranties

Each Loan Party represents and warrants to the Lenders as follows:

SECTION 3.01. Organization; Powers. The Company and each Subsidiary is duly organized, validly existing and (to the extent the concept is applicable in such jurisdiction and, in the case of any Subsidiary other than a Borrowing Subsidiary, except where the failure to be so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect) in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

SECTION 3.02. Authorization; Enforceability; Benefit to Loan Parties. (a) The Transactions, insofar as they are to be carried out by each Loan Party, are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, shareholder or other equityholder action. This Agreement has been duly executed and delivered by each Loan Party and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Each Loan Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (i) successful operations of each of the other Loan Parties and (ii) the credit extended by the Lenders to the Borrowers hereunder. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, will be of direct and indirect benefit to such Loan Party, and is in its best interest.

SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been (or, in the case of filings relating to the consummation of the Merger, substantially contemporaneously with the effectiveness of the Second Restatement Effective Date will be) obtained or made and are (or will so be) in full force and effect and except for filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law, including any order of any Governmental Authority, or the charter, by-laws or other organizational documents of the Company or any Subsidiary, except, in the case of any applicable law, a violation which would not reasonably be expected to result in a Material Adverse Effect, (c) will not violate or result in a default under any indenture, material agreement or other material instrument binding upon the Company or any Subsidiary or any of their assets, or give rise to a right thereunder to require any payment to be made by the Company or any Subsidiary, and (d) will not result in the creation or imposition of any Lien on any asset of the Company or any Subsidiary, except Liens created pursuant to the Loan Documents or Liens created in connection with the Term Credit Agreement.

SECTION 3.04. Financial Condition; No Material Adverse Effect. (a) The Loan Parties have heretofore furnished to the Lenders (i)(A) the consolidated balance sheets and related statements of operations, shareholders’ equity and cash flows of the Company and its consolidated Subsidiaries as of and for the fiscal years ended July 30, 2011 and July 31, 2010, each audited by and accompanied by the unqualified opinion of Deloitte & Touche LLP, independent registered public accounting firm, and (B) the unaudited consolidated balance sheets and related statements of operations, shareholders’ equity and cash flows of the Company and its consolidated Subsidiaries as of and for each of the fiscal quarters and the portions of the fiscal year ended October 29, 2011, January 28, 2012 and April 28, 2012 and (ii)(A) the consolidated balance sheets and related statements of operations and comprehensive income, stockholders’ equity and cash flows of the Acquired Company and its consolidated subsidiaries as of and for the fiscal years ended January 28, 2012 and January 29, 2011, each audited by and accompanied by the unqualified opinion of Ernst & Young LLP, independent registered public accounting firm, and (B) the unaudited consolidated balance sheet and related statements of operations and cash flows of the Acquired Company and its consolidated subsidiaries as of and for the fiscal quarter ended April 28, 2012. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries or the Acquired Company and its consolidated subsidiaries, as the case may be, as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clauses (i)(B) and (ii)(B) above.

(b) The Loan Parties have heretofore furnished to the Lenders a pro forma consolidated balance sheet and related pro forma consolidated statement of operations of the Company and its consolidated Subsidiaries as of and for the period of 12 consecutive months ended January 28, 2012, prepared giving effect to the Transactions as if the Transactions had occurred on such date, in the case of such balance sheet, or at the beginning of such period, in the case of such statements of operations. Such pro forma consolidated balance sheet and pro forma statements of operations (i) have been prepared by the Company in good faith based on the same assumptions used to prepare the pro forma financial statements included in the Information Materials (which assumptions are believed on the Second Restatement Effective Date by the Borrowers to be reasonable), (ii) are based on the best information available to the Borrowers, (iii) accurately reflect all adjustments necessary to give effect to the Transactions and (iv) present fairly, in all material respects, the pro forma financial position and results of operations of the Company and its consolidated Subsidiaries as of and for the period of 12 consecutive months ended on January 28, 2012, as if the Transactions had occurred on such date or at the beginning of such period, as the case may be.

(c) Except as disclosed in the financial statements referred to above or the notes thereto or in the Information Materials and except for the Disclosed Matters, after giving effect to the Transactions, neither the Company nor any Subsidiary has, as of the Second Restatement Effective Date, any material contingent liabilities, material unusual long-term commitments or material unrealized losses.

(d) Since July 30, 2011, there has been no event, development or circumstance that has had, or could reasonably be expected to have, a material adverse effect on the business, assets, results of operations or financial conditions of the Company and the Subsidiaries, taken as a whole.

SECTION 3.05. Properties. (a) The Company and each Subsidiary has good title to, or valid leasehold interests in, all its property material to its business (including its Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and Liens expressly permitted by Section 6.02.

(b) The Company and each Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Company and the Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(c) Schedule 3.05 sets forth the address of each real property that is owned in fee by the Loan Parties as of the Second Restatement Effective Date and, with respect to any such real property that constitutes a Mortgaged Property, the proper jurisdiction for the filing of a Mortgage in respect thereof. As of the Second Restatement Effective Date, neither the Company nor any Subsidiary (i) has received notice, or has knowledge, of any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation or (ii) is or could be obligated under any right of first refusal, option or other contractual right to sell, transfer or otherwise dispose of any Mortgaged Property or any interest therein.

SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Loan Parties, threatened against or affecting the Company or any Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

(b) Except for the Disclosed Matters or matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received written notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

(c) Since the Second Restatement Effective Date, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

SECTION 3.07. Compliance with Laws and Agreements. (a) The Company and each Subsidiary is in compliance with all laws, including all orders of Governmental Authorities, applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect (it being agreed that this Section does not apply to any law which is specifically addressed in Section 3.06(b), 3.07(b), 3.08, 3.09, 3.10 or 3.14). No Default has occurred and is continuing.

(b) To the extent applicable, the Company and the Subsidiaries are in compliance, in all material respects, with (i) the Trading with the Enemy Act and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V) and any other enabling legislation or executive order relating thereto, and (ii) the USA Patriot Act. Neither the Company nor any Subsidiary nor, to the knowledge of the Loan Parties, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary, is currently subject to any U.S. sanctions administered by OFAC that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No part of the proceeds of the Loans will be used, directly or indirectly, or otherwise made available (A) for any payments to any officer or employee of a Governmental Authority, or any Person controlled by a Governmental Authority, or any political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977 or (B) to any Person for the purpose of financing the activities of any Person currently subject to any United States sanctions administered by OFAC.

(c) No Loan Party is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any material agreement to which it is a party or (ii) any agreement or instrument evidencing or governing Material Indebtedness.

SECTION 3.08. Investment Company Status. No Loan Party is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

SECTION 3.09. Taxes. The Company and each Subsidiary has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) any Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary has set aside on its books reserves with respect thereto to the extent required by GAAP or (b) to the extent that the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10. ERISA; Labor Matters. (a) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan that is subject to Title IV of ERISA (based on the assumptions used for purposes of Accounting Standards Codification Topic 715) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $2,000,000 the fair value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans that are subject to Title IV of ERISA (based on the assumptions used for purposes of Accounting Standards Codification Topic 715) did not, as of the date or dates of the most recent financial statements reflecting such amounts, exceed the fair value of the assets of all such underfunded Plans by any material amount.

(b) As of the Second Restatement Effective Date, there are no strikes, lockouts, slowdowns or any other material labor disputes against the Company or any Subsidiary pending or, to the knowledge of the Borrowers, threatened. The hours worked by and payments made to employees of the Company and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, except for any such violation that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. All payments due from the Company or any Subsidiary, or for which any claim may be made against the Company or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Company or such Subsidiary to the extent required by GAAP. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Company or any Subsidiary is bound.

SECTION 3.11. Disclosure. The Loan Parties have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which the Company or any Subsidiary is subject, and all other matters known to them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Materials nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of the Company or any Subsidiary to the Administrative Agent, any Arranger or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished)

contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to forecasts and projected financial information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed by them to be reasonable at the time made and at the time so furnished and, if furnished prior to the Second Restatement Effective Date, as of the Second Restatement Effective Date (it being understood that such forecasts and projections may vary from actual results and that such variances may be material).

SECTION 3.12. Subsidiaries and Joint Ventures. Schedule 3.12 sets forth, as of the Second Restatement Effective Date, the name, type of organization and jurisdiction of organization of, and the percentage of each class of Equity Interests owned by the Company or any Subsidiary in, (a) each Subsidiary and (b) each joint venture in which the Company or any Subsidiary owns any Equity Interests, and identifies each Designated Subsidiary and each Inactive Subsidiary as such. None of the Subsidiaries set forth on Schedule 1.01A conducts any business operations or owns any assets material to the Company and the Subsidiaries. All the issued and outstanding Equity Interests in each Subsidiary owned by any Loan Party have been (to the extent such concepts are relevant with respect to such Equity Interests) duly authorized and validly issued and are fully paid and non assessable. Except as set forth on Schedule 3.12, as of the Second Restatement Effective Date, there is no existing option, warrant, call, right, commitment or other agreement to which the Company or any Subsidiary is a party requiring, and there are no Equity Interests in any Subsidiary outstanding that upon exercise, conversion or exchange would require, the issuance by any Subsidiary of any additional Equity Interests or other securities exercisable for, convertible into, exchangeable for or evidencing the right to subscribe for or purchase any Equity Interests in any Subsidiary.

SECTION 3.13. Insurance. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of the Company and the Subsidiaries as of the Second Restatement Effective Date. As of the Second Restatement Effective Date, all premiums due and payable in respect of such insurance have been paid. The Loan Parties believe that the insurance maintained by or on behalf of the Company and the Subsidiaries is adequate.

SECTION 3.14. Federal Reserve Regulations. Neither the Company nor any Subsidiary is principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors), or extending credit for the purpose of purchasing or carrying margin stock. No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, in any manner or for any purpose that would entail a violation of Regulations T, U or X of the Board of Governors.

SECTION 3.15. Solvency. Immediately after the consummation of the Transactions to occur on the Second Restatement Effective Date, (a) the fair value of the assets of the Company and its consolidated Subsidiaries, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Company and its consolidated Subsidiaries (determined on the basis of such property being liquidated with reasonable promptness in an arm’s-length transaction) will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Company and its consolidated Subsidiaries will be able to pay their debts and liabilities, subordinated, contingent or otherwise (it being understood and agreed that for purposes of this Section, contingent liabilities mean the maximum amount of liability that could reasonably be likely to result from pending litigation, asserted claims and assessments, guaranties, indemnification obligations, adjustment of purchase price or other post-closing payment adjustments (including earn-outs and other similar arrangements) and uninsured risks of the Company and its Subsidiaries), as such debts and liabilities become absolute and matured; and (d) the Company and its consolidated Subsidiaries will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Second Restatement Effective Date.

SECTION 3.16. Collateral Matters. (a) The Restated Security Agreement, upon execution and delivery thereof by the parties thereto, will create in favor of the Administrative Agent, for the benefit of the Lender Parties, a valid and enforceable security interest in the Collateral and (i) when the Collateral constituting certificated securities (as defined in the UCC) is delivered to the Administrative Agent, together with instruments of transfer duly endorsed in blank, the security interest created under the Restated Security Agreement will constitute a fully perfected security interest in all right, title and interest of the pledgors thereunder in such Collateral, prior and superior in right to any other Person, and (ii) when financing statements in appropriate form are filed in the applicable filing offices, the security interest created under the Restated Security Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the remaining Collateral (as defined therein) to the extent perfection can be obtained by filing UCC financing statements, prior and superior to the rights of any other Person, except for rights secured by Liens permitted under Section 6.02.

(b) Each Mortgage, upon execution and delivery thereof by the parties thereto, will create in favor of the Administrative Agent, for the benefit of the Lender Parties, a legal, valid and enforceable security interest in all the applicable mortgagor’s right, title and interest in and to the Mortgaged Properties subject thereto and the proceeds thereof, and when the Mortgages have been filed in the jurisdictions specified therein, the Mortgages will constitute a fully perfected security interest in all right, title and interest of the mortgagors in the Mortgaged Properties and the proceeds thereof, prior and superior in right to any other Person, but subject to Liens permitted under Section 6.02.

(c) Upon the recordation of the IP Security Agreements with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and the filing of the financing statements referred to in paragraph (a) of this Section, the security interest created under the Restated Security Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the Intellectual Property (as defined in the Restated Security Agreement) in which a security interest may be perfected by filing in the United States of America, in each case prior and superior in right to any other Person, but subject to Liens permitted under Section 6.02 (it being understood that subsequent recordings in the United States Patent and Trademark Office or the United States Copyright Office may be necessary to perfect a security interest in such Intellectual Property acquired by the Loan Parties after the Second Restatement Effective Date).

SECTION 3.17. Use of Proceeds. The Borrowers will use the proceeds of the Loans and will request the issuance of Letters of Credit only for purposes set forth in Section 5.11.

SECTION 3.18. Credit Card Agreements. Schedule 3.18 (as updated from time to time as permitted by Section 5.16) sets forth a list of all Credit Card Agreements to which any Loan Party is a party. A true and complete copy of each Credit Card Agreement listed on Schedule 3.18 has been delivered to the Administrative Agent, together with all material amendments, waivers and other modifications thereto. All such Credit Card Agreements are in full force and effect, currently binding upon each Loan Party that is a party thereto and, to the knowledge of the Loan Parties, binding upon other parties thereto in accordance with their terms. The Loan Parties are in compliance in all material respects with each such Credit Card Agreement.

ARTICLE IV

Conditions

SECTION 4.01. Second Restatement Effective Date. The effectiveness of the amendment and restatement of the Existing Credit Agreement in the form of this Agreement is subject to the satisfaction of the conditions set forth in the Second Restatement Agreement.

SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

(a) The representations and warranties of the Loan Parties set forth in this Agreement shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable.

(b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

(c) After giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, the aggregate Credit Exposures shall not exceed the lesser of (i) the total Revolving Commitments then in effect or (ii) other than in the case of a Protective Advance or an Overadvance, the Borrowing Base then in effect, and, other than in the case of a Protective Advance or an Overadvance, the Administrative Agent shall have received a Borrowing Base Certificate as of a date not earlier than the last day of the most recent fiscal month ended at least 20 days prior to the date of such Borrowing or such issuance, amendment, renewal or extension.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a), (b) and (c) of this Section.

Notwithstanding the failure to satisfy the conditions precedent set forth in paragraphs (a) or (b) of this Section, unless otherwise directed by the Required Lenders, the Administrative Agent may, but shall have no obligation to, continue to make Loans and an Issuing Bank may, but shall have no obligation to, issue or cause to be issued any Letter of Credit for the ratable account and risk of Lenders from time to time if the Administrative Agent believes that making such Loans or issuing or causing to be issued any such Letter of Credit is in the best interests of the Lenders.

ARTICLE V

Affirmative Covenants

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document (other than Banking Services Obligations and contingent or indemnity obligations for which no claim has been made) have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Loan Parties covenant and agree, jointly and severally, with the Lenders that:

SECTION 5.01. Financial Statements; Borrowing Base and Other Information. The Borrowers will furnish to the Administrative Agent, for distribution to each Lender:

(a) within 90 days after the end of each fiscal year of the Company, its audited consolidated balance sheet and related consolidated statements of operations, shareholders’ equity and cash flows as of the end of and for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all audited by and accompanied by the opinion of Deloitte & Touche LLP or another independent registered public accounting firm of recognized national standing (without a “going concern” or like qualification, exception or emphasis and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries as of the end of and for such fiscal year on a consolidated basis in accordance with GAAP;

(b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, its consolidated balance sheet as of the end of such fiscal quarter, the related consolidated statements of operations for such fiscal quarter and the then elapsed portion of the fiscal year and the related consolidated statement of cash flows for the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer of the Company as presenting fairly in all material respects the financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries as of the end of and for such fiscal quarter and such portion of the fiscal year on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

(c) during any Enhanced Reporting Period, within 20 days after the end of each of the first two fiscal months of each fiscal quarter of the Company, the consolidated balance sheet and related statements of operations and cash flows of the Company as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer of the Company as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries as of the end of and for such fiscal month and such portion of the fiscal year on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

(d) concurrently with each delivery of financial statements under clause (a), (b) or (c) above, a completed Compliance Certificate signed by a Financial Officer of the Company (i) certifying, in the case of the financial statements delivered under clause (b) or (c), that such financial statements present fairly in all material respects the financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year end audit adjustments and the absence of footnotes, (ii) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.12, (iv) if any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04, specifying the effect of such change on the financial statements accompanying such certificate (and, in the event of any such change referred to in Section 1.04(b)(ii), with respect to the amounts included in the calculation of the Fixed Charge Coverage Ratio for the period of four fiscal quarters of the Company then most recently ended, providing a reasonably detailed reconciliation of such amounts as they are reflected in the financial statements accompanying such certificate and as they would be reflected therein without giving effect to such change) and (v) certifying that all notices required to be provided under Sections 5.03 and 5.04 have been provided;

(e) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that audited such financial statements stating whether it obtained knowledge during the course of its examination of such financial statements of any Default and, in the case it shall have obtained knowledge of any Default, specifying the details thereof (which certificate may be limited to the extent required by accounting rules or guidelines); provided that such certificate shall not be required to be delivered if the Company has used commercially reasonable efforts to cause such certificate to be delivered by such accounting firm and such accounting firm has informed the Company that it is not willing to provide such certificate;

(f) within 90 days after the end of each fiscal year of the Company, a completed Supplemental Perfection Certificate, signed by a Financial Officer of the Company, setting forth the information required pursuant to the Supplemental Perfection Certificate;

(g) as soon as available, but within 15 days after the end of each fiscal year of the Company, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, statement of operations and statement of cash flow) of the Company for each month of the upcoming fiscal year;

(h) as soon as available but in any event within 20 days (or, during any Enhanced Reporting Period, 3 days) after each Borrowing Base Reporting Date, and at such other times as may be requested by the Administrative Agent, a Borrowing Base Certificate setting forth a computation of the Borrowing Base as of such Borrowing Base Reporting Date, together with supporting information and any additional reports with respect to the Borrowing Base that the Administrative Agent may reasonably request;

(i) as soon as available but in any event within 20 days (or, during any Enhanced Reporting Period, 3 days) after each Borrowing Base

Reporting Date, and at such other times as may be requested by the Administrative Agent, the following information as of such Borrowing Base Reporting Date, all delivered electronically in a text formatted file reasonably acceptable to the Administrative Agent:

(i)	a detailed aging of the Loan Parties’ Credit Card Accounts Receivables (A) including aging by each credit card issuer and credit card processor and (B) reconciled to the Borrowing Base Certificate delivered as of such date, prepared in a manner reasonably acceptable to the Administrative Agent, together with a summary specifying the balance due from each credit card issuer or credit card processor;

(ii)	a schedule detailing the Loan Parties’ Inventory, in form reasonably satisfactory to the Administrative Agent, (A) by location (showing Inventory in transit, any Inventory located with a third party under any consignment, bailee arrangement or warehouse agreement), by product type and by volume on hand, which Inventory shall be valued at the lower of cost (determined on a first-in, first-out basis) or market and adjusted for Reserves as the Administrative Agent has previously indicated to the Borrower Representative are deemed by the Administrative Agent to be appropriate, (B) including a report of any variances or other results of Inventory counts performed by the Loan Parties since the last Inventory schedule (including information regarding sales or other reductions, additions, returns, credits issued by the Loan Parties), and (C) reconciled to the Borrowing Base Certificate delivered as of such date;

(iii)	a worksheet of calculations prepared by the Loan Parties to determine Eligible Credit Card Accounts Receivables and Eligible Inventory, such worksheets detailing the Credit Card Accounts Receivables and Inventory excluded from Eligible Credit Card Accounts Receivables and Eligible Inventory and the reasons for such exclusion;

(iv)	a reconciliation of the Loan Parties’ Credit Card Accounts Receivables and Inventory between the amounts shown in the Loan Parties’ general ledger and financial statements and the reports delivered pursuant to clauses (i) and (ii) above; and

(v)	a reconciliation of the loan balance per the Loan Parties’ general ledger to the loan balance under this Agreement;

(j) at any time that any Revolving Loan is outstanding or the LC Exposure is equal to or greater than $100,000,000, as soon as available but in any event within 20 days after the end of each calendar month and at such other times as may be reasonably requested by the Administrative Agent, a schedule and aging of the Loan Parties’ accounts payable as of the month then ended, delivered electronically in a text formatted file reasonably acceptable to the Administrative Agent;

(k) promptly upon the Administrative Agent’s request:

(i)	copies of purchase orders, invoices, and shipping and delivery documents in connection with any Inventory purchased by any Loan Party; and

(ii)	a schedule detailing the balance of all intercompany accounts of the Company and the Subsidiaries;

(l) at such other times as may be requested by the Administrative Agent, the Loan Parties’ sales journal, cash receipts journal and debit memo/credit memo journal as of the period then ended;

(m) at such other times as may be reasonably requested by the Administrative Agent, copies of all tax returns filed by any Loan Party with the IRS;

(n) within 20 days after the first Business Day of March of each year, a certificate of good standing for each Borrower from the appropriate governmental officer in its jurisdiction of incorporation, formation, or organization;

(o) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company or any Subsidiary with the SEC, or with any national securities exchange, or distributed by the Company to its shareholders generally, as the case may be;

(p) promptly after any request therefor by the Administrative Agent, copies of (i) any documents described in Section 101(k)(1) of ERISA that the Loan Parties or any ERISA Affiliate may request with respect to any Multiemployer Plan (following the receipt thereof from the administrator or sponsor of the applicable Multiemployer Plan) and (ii) any notices described in Section 101(l)(1) of ERISA that the Loan Parties or any ERISA Affiliate may request with respect to any Multiemployer Plan (following the receipt thereof from the administrator or sponsor of the applicable Multiemployer Plan); provided that if an ERISA Event has occurred or, in the opinion of the Required Lenders, is reasonably likely to occur, and the Loan Parties or any ERISA Affiliate have not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, upon request by the Administrative Agent, the applicable Loan Party or ERISA Affiliate shall promptly make a request for such documents and notices from such administrator or sponsor and shall provide copies of such documents and notices to the Administrative Agent promptly after receipt thereof; and

(q) promptly after any request therefor, such other information regarding the operations, business affairs and financial condition of the Company or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

Information required to be delivered pursuant to clause (a), (b) or (o) of this Section shall be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on an IntraLinks or similar site to which the Lenders have been granted access or shall be available on the website of the SEC at http://www.sec.gov. Information required to be delivered pursuant to this Section may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent.

SECTION 5.02. Notices of Material Events. The Company will furnish to the Administrative Agent (for distribution to the Lenders) written notice promptly upon any Financial Officer, or other officer or employee responsible for compliance with the Loan Documents, of the Company or any Subsidiary becoming aware of any of the following:

(a) the occurrence of any Default;

(b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Company or any Subsidiary, or any adverse development in any such pending action, suit or proceeding not previously disclosed in writing by the Company to the Administrative Agent and the Lenders, that in each case could reasonably be expected to result in a Material Adverse Effect or that in any manner questions the validity of any Loan Document;

(c) any Lien (other than a Permitted Encumbrance or any Lien securing Permitted Term Indebtedness) or claim made or asserted against any material portion of the Collateral;

(d) any and all default notices received under or with respect to any leased location or public warehouse where Collateral having an aggregate value in excess of $10,000,000 is located (which shall be delivered within two Business Days after receipt thereof); and

(e) any other development that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03. Additional Subsidiaries. If any additional Domestic Subsidiary is formed or acquired after the Second Restatement Effective Date, the Company will promptly notify the Administrative Agent thereof and will, as promptly as practicable, and in any event within 30 days (or such longer period as the Administrative Agent may agree in writing) after such Domestic Subsidiary is formed or acquired (i) if such Domestic Subsidiary is a Designated Subsidiary, execute and deliver a Joinder Agreement, substantially in the form of Exhibit H (the “Joinder Agreement”), and (ii) cause the Collateral and Guarantee Requirement to be satisfied with respect to such Domestic Subsidiary and with respect to any Equity Interests in or Indebtedness of such Domestic Subsidiary owned by or on behalf of any Loan Party. If any additional Eligible Foreign Subsidiary is formed or acquired after the Second Restatement Effective Date, the Company will promptly notify the Administrative Agent thereof and will, as promptly as practicable, and in any event within 60 days (or such longer period as the Administrative Agent may agree in writing) after such Eligible Foreign Subsidiary is formed or acquired, cause the Collateral and Guarantee Requirement to be satisfied with respect to any Equity Interests in or Indebtedness of such Eligible Foreign Subsidiary owned by or on behalf of any Loan Party.

SECTION 5.04. Information Regarding Collateral. (a) Each Loan Party will furnish to the Administrative Agent prompt written notice of any change in (i) its legal name, as set forth in its organizational documents, (ii) its jurisdiction of organization or the form of its organization (including as a result of any merger or consolidation), (iii) the location of its chief executive office or (iv) its organizational identification number, if any, or, with respect to any Loan Party organized under the laws of a jurisdiction that requires such information to be set forth on the face of a UCC financing statement, its Federal Taxpayer Identification Number. Each Loan Party agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral affected thereby. Each Loan Party also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

(b) If (i) any Mortgaged Property is acquired by any Loan Party after the Second Restatement Effective Date or (ii) any material assets are acquired by any Loan Party after the Second Restatement Effective Date (other than assets constituting

Collateral under the Collateral Documents that become subject to the Lien of the Collateral Documents upon the acquisition thereof), the Loan Parties will promptly notify the Administrative Agent thereof and will cause such assets to be subjected to a Lien securing the Secured Obligations and will take such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Lien, all at the expense of the Loan Parties. It is understood and agreed that, notwithstanding anything to the contrary set forth in this Agreement or in any Collateral Document, the Loan Parties shall not be required to (A) grant leasehold mortgages, (B) obtain landlord lien waivers or Collateral Access Agreements with respect to any of their retail operating store locations or (C) enter into Deposit Account Control Agreements in respect of any Excluded Deposit Account.

SECTION 5.05. Existence; Conduct of Business. Each Loan Party will, and will cause each Subsidiary to, do or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation, dissolution, disposition or other transaction permitted under Section 6.03 or 6.05.

SECTION 5.06. Payment of Obligations. Each Loan Party will, and will cause each Subsidiary to, pay or discharge all its material obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) such Loan Party or such Subsidiary has set aside on its books reserves with respect thereto to the extent required by GAAP and (iii) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation or (b) the failure to make payment could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

SECTION 5.07. Maintenance of Properties. Each Loan Party will, and will cause each Subsidiary to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

SECTION 5.08. Insurance. The Loan Parties will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurance companies having a financial strength rating of at least A- by A.M. Best Company (a) insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required to be maintained pursuant to the Collateral Documents. The Borrower will furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained. With respect to each Mortgaged Property that is located in an area determined by the Federal Emergency Management Agency to have special flood hazards, the applicable Loan Party has obtained and will maintain, with financially sound and reputable insurance companies, such flood insurance as is required under applicable law, including Regulation H of the Board of Governors.

SECTION 5.09. Books and Records; Inspection Rights. Each Loan Party will, and will cause each Subsidiary to, (a) keep proper books of record and account in which full, true and correct (in all material respects) entries in accordance with GAAP and applicable law are made of all dealings and transactions in relation to its business and activities and (b) permit any representatives designated by the Administrative Agent or any Lender (including employees of the Administrative Agent, any Lender or any consultants, accountants, lawyers and appraisers retained by the Administrative Agent), upon reasonable prior notice (but in no event more than once each fiscal year of the Company unless an Event of Default has occurred and is continuing), to visit and inspect its properties, to examine and make extracts from its books and records and to discuss its affairs, finances and condition with its officers and, accompanied by one or more such officers or their designees if requested by the Company, independent accountants, all at such reasonable times during normal business hours and as often as reasonably requested. Notwithstanding anything herein to the contrary, the right of the Administrative Agent or any Lender to conduct appraisals or field examinations shall be governed exclusively by Sections 5.12 and 5.13, respectively, and shall not be limited by this Section.

SECTION 5.10. Compliance with Laws. Each Loan Party will, and will cause each Subsidiary to, comply with all laws, including all orders of any Governmental Authority, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.11. Use of Proceeds. The Letters of Credit and the proceeds of the Loans will be used only for general corporate purposes of the Borrowers and their subsidiaries, including the financing of the Acquisition. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors, including Regulations T, U and X.

SECTION 5.12. Appraisals. The Loan Parties will provide to the Administrative Agent from time to time upon the Administrative Agent’s request, at the sole expense of the Loan Parties, appraisals (or updates thereof) of the Inventory of the Loan Parties from appraisers selected and engaged by the Administrative Agent, prepared on a basis consistent in all material respects with the inventory appraisals referred to in Section 4.01(h) of the Existing Credit Agreement (with such adjustments as shall be deemed appropriate to reflect events or changes in circumstances after the dates of such appraisals); provided that the Administrative Agent shall be entitled to request only one such appraisal in any calendar year, except that (a) at any time when Availability shall have been less than the greater of (i) the lesser of (x) 20% of the total Revolving Commitments then in effect or (y) 20% of the Borrowing Base then in effect and (ii) $47,500,000 for three consecutive Business Days, the Administrative Agent may request a second appraisal in the then-current calendar year, (b) if an Event of Default shall have occurred and be continuing, there shall be no limitation on the number of appraisals that the Administrative Agent may request and (c) if the Company or any Subsidiary shall have consummated any Permitted Acquisition, the Administrative Agent may request a separate appraisal of the inventory acquired thereby to the extent the Loan Parties desire to include such inventory in Eligible Inventory. For purposes of the foregoing, it is understood that a single appraisal may consist of appraisals of the assets of each Loan Party and may be conducted at multiple sites. Notwithstanding the foregoing, upon reasonable advance notice to the Company, the Administrative Agent may request appraisals in addition to those authorized by the preceding sentences of this Section; provided that the Loan Parties will not be responsible for the expense of appraisals conducted pursuant to this sentence.

SECTION 5.13. Field Examinations. At any time that the Administrative Agent requests, the Company and the Subsidiaries will allow the Administrative Agent, at the sole expense of the Loan Parties, to conduct, or engage a third party to conduct, field examinations (or updates thereof) during normal business hours to ensure the adequacy of Collateral included in the Borrowing Base and related reporting and control systems; provided that the Administrative Agent shall be entitled to conduct only one such field examination in any calendar year, except that (a) at any time when Availability shall have been less than the greater of (i) the lesser of (x) 20% of the total Revolving Commitments then in effect and (y) 20% of the total Borrowing Base then in effect and (ii) $47,500,000 for three consecutive Business Days, the Administrative Agent may conduct a second field examination in the then-current calendar year, (b) if an Event of Default shall have occurred and be continuing, there shall be no limitation on the number of field examinations that the Administrative Agent may conduct and (c) if the Company or any Subsidiary shall have consummated any Permitted Acquisition, the Administrative Agent may conduct a separate field examination of the Collateral acquired thereby to the extent the Loan Parties desire to include such Collateral in the Borrowing Base. For purposes of the foregoing, it is understood that a single field examination may consist of examinations of the assets of each Loan Party and may be conducted at multiple sites. Notwithstanding the foregoing, upon reasonable advance notice to the Company, the Administrative Agent may conduct, or engage a third party to conduct, field examinations in addition to those authorized by the preceding sentences of this Section; provided that the Loan Parties will not be responsible for the expense of field examinations conducted pursuant to this sentence.

SECTION 5.14. Depository Banks. The Loan Parties will, and will cause Subsidiaries to, maintain the Administrative Agent or one or more Lenders acceptable to the Administrative Agent as their principal depository bank, including for the maintenance of operating, administrative, cash management, collection activity, and other Deposit Accounts for the conduct of their business; provided that the Loan Parties shall not be required to satisfy the foregoing requirement with respect to (a) the Deposit Accounts of the Acquired Company and its subsidiaries maintained with any financial institution with which the Acquired Company or any such subsidiary maintained a Deposit Account prior to the Second Restatement Effective Date or (b) any Deposit Account that is an Excluded Deposit Account.

SECTION 5.15. Further Assurances. The Loan Parties will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents) that may be required under any applicable law, or that the Administrative Agent may reasonably request, to cause the

Collateral and Guarantee Requirement to be and remain satisfied at all times, all at the expense of the Loan Parties. The Loan Parties also agree to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Collateral Documents.

SECTION 5.16. Credit Card Agreements and Notifications. Each Loan Party will (a) comply in all material respects with all its obligations under each Credit Card Agreement to which it is party and (b) maintain credit card arrangements solely with the credit card issuers and credit card processors identified on Schedule 3.18; provided, however, that the Company may amend Schedule 3.18 to remove any credit card issuer or credit card processor identified on such Schedule or to add additional credit card issuers and credit card processors that are satisfactory to the Administrative Agent in its reasonable discretion, and concurrently with the making of any such amendment the Loan Party shall provide to the Administrative Agent evidence that a Credit Card Notification shall have been delivered to any credit card issuer or credit card processor added to such Schedule.

SECTION 5.17. Post Closing Requirements. The Loan Parties shall deliver, when and as required by the terms of the Post-Closing Letter Agreement, the items referenced therein.

ARTICLE VI

Negative Covenants

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document (other than Banking Services Obligations and contingent or indemnity obligations for which no claim has been made) have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Loan Parties covenant and agree, jointly and severally, with the Lenders that:

SECTION 6.01. Indebtedness; Certain Equity Securities. (a) The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

(i) Indebtedness created under the Loan Documents;

(ii) Indebtedness existing on the Second Restatement Effective Date and set forth on Schedule 6.01 and Refinancing Indebtedness in respect thereof;

(iii) Indebtedness of the Company to any Subsidiary and of any Subsidiary to the Company or any other Subsidiary; provided that (A) such Indebtedness shall not have been transferred to any Person other than the Company or any Subsidiary, (B) any such Indebtedness owing by any Loan

Party shall be unsecured and subordinated in right of payment to the Obligations on terms customary for intercompany subordinated Indebtedness, as reasonably determined by the Administrative Agent, (C) any such Indebtedness owing to any Loan Party shall be evidenced by a promissory note (which may be a global promissory note) that shall have been pledged pursuant to the Restated Security Agreement and (D) any such Indebtedness owing by any Subsidiary that is not a Loan Party to any Loan Party shall be incurred in compliance with Section 6.04;

(iv) Guarantees incurred in compliance with Section 6.04;

(v) Indebtedness of the Company or any Subsidiary (A) incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and Synthetic Lease Obligations, provided that such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and the principal amount of such Indebtedness does not exceed the cost of acquiring, constructing or improving such fixed or capital assets or (B) assumed in connection with the acquisition of any fixed or capital assets, and Refinancing Indebtedness in respect of any of the foregoing; provided that the aggregate principal amount of Indebtedness permitted by this clause (v) shall not exceed $20,000,000 at any time outstanding;

(vi) Indebtedness in respect of netting services, overdraft protections (in an aggregate amount not to exceed $1,000,000 at any time outstanding) and otherwise in connection with deposit and checking accounts;

(vii) Indebtedness in respect of letters of credit, bank guarantees and similar instruments issued for the account of the Company or any Subsidiary in the ordinary course of business supporting obligations under workers’ compensation, unemployment insurance and other social security laws;

(viii) Indebtedness of the Company or any Subsidiary in the form of purchase price adjustments or earn-outs incurred in connection with any Permitted Acquisition or other Investment permitted by Section 6.04;

(ix) the Acquired Company Convertible Notes;

(x) Permitted Term Indebtedness in an aggregate principal amount not to exceed $400,000,000 at any time outstanding;

(xi) Indebtedness of Loan Parties in respect of surety bonds (whether bid performance or otherwise) and other obligations of a like nature, in each case incurred in the ordinary course of business; and

(xii) other Indebtedness of the Company or any Subsidiary; provided that the aggregate principal amount of Indebtedness of the Subsidiaries that are not Loan Parties permitted by this clause (xii) shall not exceed $100,000,000 at any time outstanding; and provided further that the aggregate principal amount of Indebtedness permitted by this clause (xii) that is secured by Liens on the assets of the Loan Parties may not exceed $20,000,000 at any time outstanding.

(b) The Company will not, and will not permit any Subsidiary to, issue any Disqualified Stock, other than, in the case of the Subsidiaries, to the Company or a Subsidiary; provided that any issuance of Equity Interests of any Subsidiary that is not a Loan Party to any Loan Party shall be subject to Section 6.04.

SECTION 6.02. Liens. The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any asset now owned or hereafter acquired, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a) Liens created under the Loan Documents;

(b) Permitted Encumbrances;

(c) any Lien on any asset of the Company or any Subsidiary existing on the Second Restatement Effective Date and set forth on Schedule 6.02; provided that (i) such Lien shall not apply to any other asset of the Company or any Subsidiary and (ii) such Lien shall secure only those obligations that it secures on the Second Restatement Effective Date and any extensions, renewals and refinancings thereof that do not increase the outstanding principal amount thereof;

(d) any Lien existing on any asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any asset of any Person that becomes (including pursuant to a Permitted Acquisition) a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into a Subsidiary in a transaction permitted hereunder) after the Second Restatement Effective Date prior to the time such Person becomes a Subsidiary (or is so merged or consolidated); provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary (or such merger or consolidation), (ii) such Lien shall not apply to any other assets of the Company or any Subsidiary (other than, in the case of any such merger or consolidation, the assets of any special purpose merger Subsidiary that is a party thereto) and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary (or is so merged or consolidated) and any extensions, renewals and refinancings thereof that do not increase the outstanding principal amount thereof;

(e) Liens on fixed or capital assets acquired, constructed or improved by the Company or any Subsidiary; provided that (i) such Liens secure only Indebtedness permitted by Section 6.01(a)(v) and obligations relating thereto not constituting Indebtedness and (ii) such Liens shall not apply to any other asset of the Company or any Subsidiary (other than the proceeds and products thereof); provided further that in the event purchase money obligations are owed to any Person with respect to financing of more than one purchase of any fixed or capital assets, such Liens may secure all such purchase money obligations and may apply to all such fixed or capital assets financed by such Person;

(f) in connection with the sale or transfer of any Equity Interests or other assets in a transaction permitted under Section 6.05, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof;

(g) in the case of (i) any Subsidiary that is not a wholly-owned Subsidiary or (ii) the Equity Interests in any Person that is not a Subsidiary, any encumbrance or restriction, including any put and call arrangements, related to Equity Interests in such Subsidiary or such other Person set forth in the organizational documents of such Subsidiary or such other Person or any related joint venture, shareholders’ or similar agreement;

(h) Liens solely on any cash earnest money deposits, escrow arrangements or similar arrangements made by the Company or any Subsidiary in connection with any letter of intent or purchase agreement for a Permitted Acquisition or other transaction permitted hereunder;

(i) Liens securing Permitted Term Indebtedness permitted by Section 6.01(a)(x) and obligations relating thereto not constituting Indebtedness; provided that such Liens (i) attach only to the Collateral and (ii) are subject to the Intercreditor Agreement;

(j) any Lien on assets of any Foreign Subsidiary; provided that (i) such Lien shall not apply to any Collateral (including any Equity Interests in any Foreign Subsidiary that constitute Collateral) or any other asset of the Company or any Domestic Subsidiary and (B) such Lien shall secure only Indebtedness of such Foreign Subsidiary permitted by Section 6.01(a)(xii) and obligations relating thereto not constituting Indebtedness; and

(k) other Liens securing Indebtedness or other obligations in an aggregate principal amount not to exceed $20,000,000 at any time outstanding (it being understood that in the event any such Liens extend to Credit Card Accounts Receivable or Inventory, such Credit Card Accounts Receivable or Inventory shall, to the extent otherwise included therein, cease to be Eligible Credit Card Accounts Receivable or Eligible Inventory, as applicable).

SECTION 6.03. Fundamental Changes; Business Activities. (a) The Company will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Subsidiary may merge into the Company in a transaction in which the Company is the surviving corporation, (ii) any Person (other than the Company) may merge into or consolidate with any Subsidiary in a transaction in which the surviving entity is a Subsidiary and, if any party to such merger or consolidation is a Loan Party, a Loan Party, (iii) any Subsidiary may merge into or consolidate with any Person (other than the Company) in a transaction permitted under Section 6.05 in which, after giving effect to such transaction, the surviving entity is not a Subsidiary and (iv) any Subsidiary (other than a Borrower) may liquidate or dissolve if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Company and is not materially disadvantageous to the Lenders; provided that any such merger or consolidation involving a Person that is not a wholly owned Subsidiary immediately prior to such merger or consolidation shall not be permitted unless it is also permitted by Section 6.04. Nothing in this paragraph shall prohibit the Company or any Subsidiary from effecting the Acquisition.

(b) The Company will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Company and the Subsidiaries on the Second Restatement Effective Date and businesses reasonably related or complementary thereto, including development, operation and promotion of certain gift products, of other apparel or accessories in a specialty store, catalogue or e-commerce environment.

SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. The Company will not, and will not permit any Subsidiary to, purchase, hold, acquire (including pursuant to any merger or consolidation with any Person that was not a wholly-owned Subsidiary prior thereto), make or otherwise permit to exist any Investment in any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) all or substantially all the assets of any other Person or of a business unit, division, product line or line of business of any other Person, except:

(a) Permitted Investments;

(b) Investments existing on the Second Restatement Effective Date and set forth on Schedule 6.04 (but not any additions thereto (including any capital contributions) made after the Second Restatement Effective Date);

(c) Investments by the Company and the Subsidiaries in Equity Interests in their respective subsidiaries; provided that (i) such subsidiaries are Subsidiaries prior to such Investments, (ii) any such Equity Interests held by a Loan Party shall be pledged in accordance with the requirements of the definition of the term “Collateral and Guarantee Requirement” and (iii) the aggregate amount of such Investments by the Loan Parties in, and loans and advances by the Loan Parties to, and Guarantees by the Loan Parties of Indebtedness and other obligations of, Subsidiaries that are not Loan Parties (excluding all such Investments, loans, advances and Guarantees existing on the Second Restatement Effective Date and permitted by clause (b) above) shall not exceed $100,000,000 at any time outstanding;

(d) loans or advances made by the Company to any Subsidiary or made by any Subsidiary to the Company or any other Subsidiary; provided that (i) the Indebtedness resulting therefrom is permitted by Section 6.01(a)(iii), (ii) any such loans and advances made by a Loan Party shall be evidenced by a promissory note (which may be in the form of a grid note) pledged pursuant to the Restated Security Agreement and (iii) the amount of such loans and advances made by the Loan Parties to Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause (c) above;

(e) Guarantees by the Company or any Subsidiary of Indebtedness or other obligations of the Company or any Subsidiary (including any such Guarantees (i) arising as a result of any such Person being a joint and several co-applicant with respect to any letter of credit or letter of guaranty or (ii) of any leases of retail store locations and related obligations arising thereunder); provided that the aggregate amount of Indebtedness and other obligations of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party shall be subject to the limitation set forth in clause (c) above;

(f) Guarantees of the obligations of the Canadian Subsidiaries under real property leases; provided that the aggregate amount of Guarantees under this clause (f) may not exceed $100,000,000 at any time outstanding;

(g) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(h) any Permitted Acquisition; provided that (i) both before and after giving effect to such acquisition no Default or Event of Default shall have occurred and be continuing, (ii) after giving effect to such acquisition (other than the Acquisition) (A) the Fixed Charge Coverage Ratio, computed on a Pro Forma Basis for the most recent period of four fiscal quarters of the Company for which financial statements shall have been delivered pursuant to Section 5.01 (or, prior to the first such delivery, ending on April 28, 2012), shall be not less than 1.10 to 1.00 and (B)

Availability, determined on a Pro Forma Basis, shall have been and shall be not less than 17.5% of the total Revolving Commitments in effect at all times during the period commencing on the 60th day before such acquisition and (iii) the Company shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Company in form and detail reasonably satisfactory to the Administrative Agent setting forth computations demonstrating compliance with the requirement set forth in clause (ii) above and confirming that the other requirements of the definition of the term “Permitted Acquisition” and this clause (h) have been satisfied;

(i) deposits, prepayments and other credits to suppliers, lessors and landlords made in the ordinary course of business;

(j) advances by the Company or any Subsidiary to employees in the ordinary course of business consistent with past practices for travel and entertainment expenses, relocation costs and similar purposes;

(k) Investments made as a result of receipt of non-cash consideration from a sale, transfer or other disposition of assets permitted under Section 6.05; provided that any such Investment in the form of a promissory note in an amount in excess of $5,000,000 shall be pledged pursuant to the Restated Security Agreement;

(l) Investments in the form of Swap Agreements permitted under Section 6.07;

(m) investments constituting deposits described in clauses (c) and (d) of the definition of “Permitted Encumbrances” and endorsements of instruments for collection or deposit in the ordinary course of business;

(n) acquisitions of individual retail store locations and leases;

(o) Investments in unconsolidated entities that do not constitute Subsidiaries of the Company; provided that the aggregate amount of Investments under this clause (o) may not exceed $35,000,000 at any time outstanding; and

(p) other Investments; provided that (i) both before and after giving effect to such Investment no Default or Event of Default shall have occurred and be continuing, (ii) Availability, determined on a Pro Forma Basis, shall have been and shall be not less than 17.5% of the aggregate Revolving Commitments in effect at all times during the period commencing on the 60th day before such Investment and (iii) the Company shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Company in form and detail reasonably satisfactory to the Administrative Agent setting forth computations demonstrating compliance with the requirement set forth in clause (ii)

above and confirming that the other requirements of this clause (p) have been satisfied; provided further that a purchase or acquisition (in one transaction or a series of transactions) of all or substantially all the assets of any Person or of a business unit, division, product line or line of business of any Person, may be only made in reliance on clause (h) of this Section and not on this clause (p).

For the purposes of this Section, any unreimbursed payment by the Company or any Subsidiary for goods or services delivered to any Subsidiary shall be deemed to be an Investment in such Subsidiary.

SECTION 6.05. Asset Sales. The Company will not, and will not permit any Subsidiary to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will the Company permit any Subsidiary to issue any additional Equity Interests in such Subsidiary (other than to the Company or any other Subsidiary in compliance with Section 6.04, and other than directors’ qualifying shares and other nominal amounts of Equity Interests that are required to be held by other Persons under applicable law), except:

(a) (i) sales of inventory, (ii) sales, transfers and other dispositions of used, surplus, obsolete or outmoded machinery or equipment, (iii) contributions of merchandise to charitable organizations and (iv) dispositions of cash and Permitted Investments, in each case (other than in the case of clause (iv)) in the ordinary course of business;

(b) sales, transfers, leases and other dispositions to the Company or any Subsidiary; provided that any such sales, transfers, leases or other dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Sections 6.04 and 6.09;

(c) the sale or discount of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof and not in connection with any financing transaction;

(d) dispositions of assets subject to any casualty or condemnation proceeding (including in lieu thereof);

(e) leases or subleases of real property granted by the Company or any Subsidiary to third Persons not interfering in any material respect with the business of the Company or any Subsidiary, including retail store lease assignments and surrenders;

(f) the sale, transfer or other disposition of patents, trademarks, copyrights and other intellectual property (i) in the ordinary course of business, including pursuant to non-exclusive licenses of intellectual property; provided that no such sale, transfer or other disposition shall adversely affect in any material respect the fair value of any Eligible Inventory or the ability of the Administrative Agent to dispose of or otherwise realize upon any Eligible Inventory, or (ii) which, in the reasonable judgment of the Company or any Subsidiary, are determined to be uneconomical, negligible or obsolete in the conduct of business;

(g) Sale/Leaseback Transactions permitted by Section 6.06;

(h) the sale, transfer or other disposition of certain operations acquired as part of the Acquisition and consistent with the plan therefor previously communicated by the Company to the Administrative Agent;

(i) sales, transfers and other dispositions of assets that are not permitted by any other clause of this Section; provided that the aggregate fair value of all assets sold, transferred or otherwise disposed of in reliance on this clause (i) shall not exceed $35,000,000 during any fiscal year of the Company; and

(j) sales, transfers and other dispositions of any real property;

provided that all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by clause (a)(ii), (a)(iii), (b) or (d) above) shall be made for fair value and, in the case of sales, transfers, leases and other dispositions permitted by clauses (c), (f)(ii), (g), (h), (i) and (j) above, for at least 75% cash consideration.

Notwithstanding the foregoing, other than dispositions to the Company or any Subsidiary in compliance with Section 6.04, and other than directors’ qualifying shares and other nominal amounts of Equity Interests that are required to be held by other Persons under applicable requirements of law, (a) no such sale, transfer or other disposition of any Equity Interests in any Subsidiary shall be permitted unless (i) such Equity Interests constitute all the Equity Interests in such Subsidiary held by the Company and the Subsidiaries and (ii) immediately after giving effect to such transaction, the Company and the Subsidiaries shall otherwise be in compliance with Section 6.04 and (b) no such sale, transfer or other disposition of any Equity Interests in any Borrowing Subsidiary shall be permitted.

SECTION 6.06. Sale/Leaseback Transactions. The Company will not, and will not permit any Subsidiary to, enter into any Sale/Leaseback Transaction, except for any such sale of any fixed or capital assets that is made for cash consideration in an amount not less than the cost of such fixed or capital asset and is consummated within 180 days after the Company or a Subsidiary acquires or completes the construction of such fixed or capital assets.

SECTION 6.07. Swap Agreements. The Company will not, and will not permit any Subsidiary to, enter into any Swap Agreement, other than Swap Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Company or a Subsidiary is exposed in the conduct of its business or the management of its liabilities and not for speculative purposes.

SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness. (a) The Company will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that (i) the Company may declare and pay dividends with respect to its Equity Interests payable solely in additional Equity Interests (other than Disqualified Stock), (ii) any Subsidiary may declare and pay dividends or make other distributions with respect to its capital stock, partnership or membership interests or other similar Equity Interests, or make other Restricted Payments in respect of its Equity Interests, in each case ratably to the holders of such Equity Interests (or, if not ratably, on a basis more favorable to the Company and the Subsidiaries), (iii) the Company may make Restricted Payments, not exceeding $1,000,000 during any fiscal year of the Company, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and the Subsidiaries, (iv) the Company may repurchase Equity Interests upon the exercise of stock options if such Equity Interests represent a portion of the exercise price of such options, (v) the Company may make cash payments in lieu of the issuance of fractional shares representing insignificant interests in the Company in connection with the exercise of warrants, options or other securities convertible into or exchangeable for shares of common stock in the Company and (vi) the Company may repurchase shares of its common stock and make other Restricted Payments, provided that at the time of and immediately after giving effect to any such repurchase or other Restricted Payment referred to in this clause (vi), (A) no Default or Event of Default shall have occurred and be continuing, (B) the Fixed Charge Coverage Ratio, computed on a Pro Forma Basis for the most recent period of four fiscal quarters of the Company for which financial statements shall have been delivered pursuant to Section 5.01 (or, prior to the first such delivery, ending on April 28, 2012), shall be not less than 1.15 to 1.00, (C) Availability, determined on a Pro Forma Basis, shall have been and shall be not less than 17.5% of the total Revolving Commitments in effect at all times during the period commencing on the 60th day before such Restricted Payment and (D) the Company shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Company in form and detail reasonably satisfactory to the Administrative Agent setting forth computations demonstrating compliance with the requirement set forth in clauses (B) and (C) above and confirming that the other requirements of this clause (vi) have been satisfied.

(b) The Company will not, and will not permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness permitted by Section 6.01(xii), or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness permitted by Section 6.01(xii), except:

(i) payments of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness, other than payments in respect of any Subordinated Indebtedness prohibited by the subordination provisions thereof;

(ii) refinancings of Indebtedness with the proceeds of other Indebtedness permitted under Section 6.01;

(iii) payment of secured Indebtedness that becomes due as a result of (A) any voluntary sale or transfer of any assets securing such Indebtedness or (B) any casualty or condemnation proceeding (including a disposition in lieu thereof) of any assets securing such Indebtedness;

(iv) payments of or in respect of Indebtedness solely by issuance of the common stock of the Company;

(v) payments of or in respect of Indebtedness incurred by any Subsidiary that is not a Loan Party; and

(vi) other payments of or in respect of Indebtedness; provided that at the time of and immediately after giving effect thereto, (A) no Default or Event of Default shall have occurred and be continuing, (B) the Fixed Charge Coverage Ratio, computed on a Pro Forma Basis for the most recent period of four fiscal quarters for which financial statements shall have been delivered pursuant to Section 5.01 (or, prior to the first such delivery, ending on April 28, 2012), shall be not less than 1.15 to 1.00, (C) Availability, determined on a Pro Forma Basis, shall have been and shall be not less than 17.5% of the total Revolving Commitments in effect at all times during the period commencing on the 60th day before such payment and (D) the Company shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Company in form and detail reasonably satisfactory to the Administrative Agent setting forth computations demonstrating compliance with the requirement set forth in clauses(B) and (C) above and confirming that the other requirements of this clause (vi) have been satisfied.

SECTION 6.09. Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, sell, lease, license or otherwise transfer any assets to, or purchase, lease, license or otherwise acquire any assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Subsidiary than those that would prevail in an arm’s-length transactions with unrelated third parties, (b) transactions between or among the Loan Parties not involving any other Affiliate, (c) any Restricted Payment permitted by Section 6.08, (d) the payment of reasonable fees and compensation to, and the providing of reasonable indemnities on behalf of, directors and officers of the Company or any Subsidiary, as determined by the board of directors of the Company in good faith and (e) the transactions described on Schedule 6.09.

SECTION 6.10. Restrictive Agreements. The Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that restricts or imposes any condition upon (a) the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien upon any of its assets to secure any Secured Obligations or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to its Equity Interests or to make or repay loans or advances to the Company or any Subsidiary or to Guarantee Indebtedness of the Company or any Subsidiary; provided that (i) the foregoing shall not apply to (A) restrictions and conditions imposed by law or by any Loan Document, (B) restrictions and conditions existing on the Second Restatement Effective Date identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (C) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (D) in the case of any Subsidiary that is not a wholly-owned Subsidiary, restrictions and conditions imposed by its organizational documents or any related joint venture or similar agreement, provided that such restrictions and conditions apply only to such Subsidiary and to any Equity Interests in such Subsidiary, (E) restrictions and conditions set forth in the definitive documentation governing any Permitted Term Indebtedness, provided that, in the case of clause (a) above, such restrictions and conditions are no more onerous than those set forth in the Term Credit Agreement as in effect on the Second Restatement Effective Date, and (F) restrictions and conditions imposed by agreements relating to Indebtedness of Subsidiaries that are not Loan Parties permitted under Section 6.01(a), provided that such restrictions and conditions apply only to such Subsidiaries that are not Loan Parties, (ii) clause (a) of the foregoing shall not apply to (A) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by Section 6.01(a)(v) if such restrictions or conditions apply only to the assets securing such Indebtedness and (B) customary provisions in leases and other agreements restricting the assignment thereof and (iii) clause (b) of the foregoing shall not apply to restrictions and conditions imposed by agreements relating to Indebtedness of any Subsidiary in existence at the time such Subsidiary became a Subsidiary and otherwise permitted under Section 6.01(a) (but shall apply to any amendment or modification expanding the scope of, any such restriction or condition), provided that such restrictions and conditions apply only to such Subsidiary. Nothing in this paragraph shall be deemed to modify the requirements set forth in the definition of the term “Guarantee and Collateral Requirement” or the obligations of the Loan Parties under Sections 5.03, 5.04 or 5.15 or under the Collateral Documents.

SECTION 6.11. Amendment of Organizational Documents. The Company will not, or will permit any Subsidiary to, amend, modify or waive any of its rights under its certificate of incorporation, by-laws or other organizational documents, in either case, to the extent such amendment, modification or waiver would be adverse in any material respect to the rights or interests of the Lenders hereunder or under any other Loan Document.

SECTION 6.12. Fixed Charge Coverage Ratio. The Company will not permit the Fixed Charge Coverage Ratio for any period of four fiscal quarters ending during a Covenant Period to be less than 1.00 to 1.00.

SECTION 6.13. Changes in Fiscal Periods. The Company will not change its fiscal year or its method of determining fiscal quarters (it being understood that the foregoing shall not restrict changes to the fiscal years of each of the Acquired Company and its subsidiaries in order to conform to the fiscal year of the Company).

ARTICLE VII

Events of Default

If any of the following events (“Events of Default”) shall occur:

(a) the Borrowers shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b) the Borrowers shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

(c) any representation, warranty or certification made or deemed made by or on behalf of the Company or any Subsidiary in or in connection with this Agreement or any other Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been materially incorrect when made or deemed made;

(d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.05 (with respect to a Loan Party’s existence) or 5.11 or in Article VI;

(e) the Loan Parties shall fail to comply with Section 5.01(h), 5.01(i) or 5.08 and any such failure shall continue unremedied for a period of three Business Days or more, or any Loan Party shall fail to observe or perform any other covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after the earlier of (i) any Loan Party’s knowledge of such breach or (ii) notice thereof from the Administrative Agent;

(f) any Loan Party or any Subsidiary shall fail to make any payment (whether of principal, interest, termination payment or other payment obligation and regardless of amount) in respect of any Material Indebtedness when and as the same shall become due and payable (after giving effect to any applicable grace period);

(g) any event or condition shall occur that results in any Material Indebtedness (other than with respect to the Acquired Company Convertible Notes) becoming due, or being terminated or required to be prepaid, repurchased, redeemed or defeased, prior to its scheduled maturity, or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness (other than with respect to the Acquired Company Convertible Notes) or any trustee or agent on its or their behalf, or, in the case of any Swap Agreement, the applicable counterparty, to cause any Material Indebtedness (other than with respect to the Acquired Company Convertible Notes) to become due, or to terminate or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (i) any secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the assets securing such Indebtedness or (ii) any Indebtedness that becomes due as a result of a voluntary refinancing thereof permitted under Section 6.01;

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Company or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) the Company or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation (other than any liquidation permitted by Section 6.03(a)(iv)), reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding or (v) make a general assignment for the benefit of creditors, or the board of directors (or similar governing body) of the Company or any Material Subsidiary (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to above in this clause (i) or clause (h) of this Article;

(j) the Company or any Material Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(k) one or more judgments for the payment of money in an aggregate amount in excess of $50,000,000 (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment and has not denied coverage) shall be rendered against the Company or any Subsidiary, or any combination thereof, and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any Subsidiary to enforce any such judgment;

(l) one or more ERISA Events shall have occurred that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(m) a Change in Control shall occur;

(n) the Loan Guarantee shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Loan Guarantee, or any Loan Guarantor shall fail to comply in any material respect with any of the terms or provisions of the Loan Guarantee to which it is a party, or any Loan Guarantor shall deny that it has any further liability under the Loan Guarantee to which it is a party, or shall give notice to such effect (except as a result of the release thereof as provided herein);

(o) any Lien purported to be created under any Collateral Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any material Collateral, with the priority required by the applicable Collateral Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents, (ii) the release thereof as provided in the applicable Collateral Document or Section 9.02(c) or (iii) as a result of the failure of the Administrative Agent (or, in the case of the Term First Priority Collateral, the failure of the collateral agent under the Term Credit Agreement) to (A) maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Restated Security Agreement or (B) continue in accordance with applicable law the effectiveness of any UCC financing statement; or

(p) the Intercreditor Agreement is not or ceases to be binding on or enforceable against any party thereto (or against any Person on whose behalf any such party makes any covenant or agreements therein), or shall otherwise not be effective to create the rights and obligations purported to be created thereunder, in each case in any respect material to the Administrative Agent or the other Lender Parties;

then, and in every such event (other than an event with respect to any Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower Representative, take either or both of the following actions, at the same or different times: (i) terminate the Revolving Commitments, and thereupon the Revolving Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and in the case of any event with respect to any Borrower described in clause (h) or (i) of this Article, the Revolving Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall immediately and automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers to the extent permitted by applicable law.

ARTICLE VIII

The Administrative Agent

Each of the Lenders and the Issuing Banks hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors to serve as administrative agent and collateral agent under the Loan Documents, and authorizes the Administrative Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than the United States of America, each of the Lenders and the Issuing Banks hereby grants to the Administrative Agent any required powers of attorney to execute any Collateral Document governed by the laws of such jurisdiction on such Lender’s or Issuing Bank’s behalf.

The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender or Issuing Bank and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or the Issuing Banks.

The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties), (b) the Administrative Agent shall not have any duty to take any discretionary action or to exercise any discretionary power, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative

Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion, could expose the Administrative Agent to liability or be contrary to any Loan Document or applicable law, and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any Subsidiary or other Affiliate thereof that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or in the absence of its own bad faith, gross negligence or wilful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and nonappealable judgment). The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof (stating that it is a “notice of default”) is given to the Administrative Agent by the Borrower Representative or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

The Administrative Agent shall be entitled to rely, and shall not incur any liability for relying, upon any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof). The Administrative Agent also shall be entitled to rely, and shall not incur any liability for relying, upon any statement made to it orally or by telephone and believed by it to be made by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof), and may act upon any such statement prior to receipt of written confirmation thereof. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts

The Administrative Agent may perform any and all its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all their duties and exercise their rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the bad faith, negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with bad faith, gross negligence or willful misconduct in the selection of such sub-agents.

Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Banks and the Borrower Representative. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor that is an Eligible Successor Agent. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, in consultation with the Borrower Representative, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent which is an Eligible Successor Agent, until such time, if any, as the Required Lenders appoint a successor Administrative Agent. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the Administrative Agent’s resignation hereunder, the provisions of this Article, Section 2.17(d) and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

Each Lender and Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent, any Arranger, any Lender or any Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, any Lender or any Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

The Loan Parties acknowledge and agree that the Administrative Agent may prepare and distribute to the Lenders Reports containing information obtained by the Administrative Agent through the conduct of appraisals and field examinations pursuant to Sections 5.12 and 5.13 and the exercise of its inspection rights under Section 5.09. Each Lender hereby agrees that (a) it has requested a copy of each Report prepared by or on behalf of the Administrative Agent; (b) the Administrative Agent (i) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (ii) shall not be liable for any information contained in any Report; (c) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel and that the Administrative Agent undertakes no obligation to update, correct or supplement the Reports; (d) it will keep all Reports confidential and strictly for its internal use, not share the Report with any Loan Party or any other Person except as otherwise permitted pursuant to this Agreement; and (e) without limiting the generality of any other indemnification provision contained in this Agreement, it will pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney fees) incurred by as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and, except solely to the extent of the Borrowers’ rights to consent pursuant to and subject to the conditions set forth in this Article, none of the Borrowers or any other Loan Party shall have any rights as a third party beneficiary of any such provisions. Each Lender Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Loan Guarantee provided under the Loan Documents, to have agreed to the provisions of this Article.

Notwithstanding anything herein to the contrary, neither the Arrangers nor any Person named on the cover page of this Agreement as a Syndication Agent or a Documentation Agent shall have any duties or obligations under this Agreement or any other Loan Document (except in its capacity, as applicable, as a Lender or an Issuing Bank), but all such Persons shall have the benefit of the indemnities provided for hereunder.

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) of this Section), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

(i) if to any Loan Party, to the Borrower Representative at:

30 Dunnigan Drive

Suffern, New York 10901

Attention: Mr. Armand Correia, Chief Financial Officer

Facsimile No: (845) 369-4625

(ii) if to the Administrative Agent, JPMCB in its capacity as an Issuing Bank or the Swingline Lender, to JPMorgan Chase Bank, N.A. at:

270 Park Avenue, 44th Floor

Mail Code: NY1-K855

New York, New York 10017

Attention: Donna DiForio

Facsimile No: (646) 534-2274

With a copy to:

10 South Dearborn, Floor 22

Chicago, IL 60603-2300

Attention: Justin Anderson

Facsimile No: (312) 732-7583

(iii) if to any other Issuing Bank, to it at its address or facsimile number most recently specified by it in a notice delivered to the Administrative Agent and the Borrower Representative; and

(iv) if to any other Lender, to it at its address or facsimile number set forth in its Administrative Questionnaire.

All such notices and other communications (i) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received, (ii) sent by facsimile shall be deemed to have been given when sent (or, if not given during normal business hours for the recipient, at the opening of business on the next Business Day for the recipient) and (iii) delivered through electronic communications to the extent provided in paragraph (b) of this Section shall be effective as provided in such paragraph.

(b) Notices and other communications to the Lenders and Issuing Banks hereunder may be delivered or furnished by electronic communications (including e-mail and internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices under Article II to any Lender or Issuing Bank if such Lender or Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower Representative (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. All such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (b)(i) of notification that such notice or communication is available and identifying the website address therefor.

(c) Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

(d) The Loan Parties agree that the Administrative Agent may, but shall not be obligated to, make any Communication by posting such Communication on Debt Domain, Intralinks, Syndtrak or a similar electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available”. Neither the Administrative Agent nor any its Related Parties warrants, or shall be deemed to warrant, the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made, or shall be deemed to be made, by the Administrative Agent or any of its Related Parties in connection with the Communications or the Platform.

SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

(b) Except as provided in Sections 2.09(e), 5.16, 9.02(e) and 9.18, and except for the execution and delivery of the Joinder Agreements, none of this Agreement, any other Loan Document or any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, with the consent of the Required Lenders; provided that (A) any provision of this Agreement or any other Loan Document may be amended by an agreement in writing entered into by the Company and the Administrative Agent to cure any ambiguity, omission, defect or inconsistency so long as, in each case, (1) such amendment does not adversely affect the rights of any Lender or (2) the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment and (B) no such agreement shall (1) increase the Revolving Commitment of any Lender without the written consent of such Lender (provided that the Administrative Agent may make Protective Advances and Overadvances as set forth in Section 2.04 or 2.05, as applicable), (2) reduce or forgive the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder, without the written consent of each Lender directly affected thereby, (3) postpone any scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Revolving Commitment, without the written consent of each Lender directly affected thereby, (4) change Section 2.18(b) or 2.18(d) in a manner that would alter the manner in which payments are shared, without the written consent of each Lender, (5) increase the advance rates set forth in the definition of Borrowing Base or add new categories of eligible assets, without the written consent of each Lender, (6) change any of the provisions of this Section or the percentage set forth in the definition of the term “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (7) change Section 2.20 without the consent of each Lender (other than any Defaulting Lender), (8) release any Loan Guarantor from its obligation under its Loan Guarantee (except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender, or (9) except as provided in paragraph (c) of this Section or in any Collateral Document, release Collateral having an aggregate value in excess of $20,000,000 without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Bank or the Swingline Lender hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, such Issuing Bank or the Swingline Lender, as the case may be (it being understood that any change to Section 2.20 shall require the consent of the Administrative Agent, the Swingline Lender and the Issuing Banks). Notwithstanding any of the foregoing, this Agreement may be amended without any additional consents to provide for increased Revolving Commitments in the manner contemplated by Section 2.09. The Administrative Agent may also amend Schedule 2.01 to reflect increases in the Revolving Commitments in the manner contemplated by Section 2.09 or assignments entered into pursuant to Section 9.04.

(c) The Lenders and the Issuing Banks hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, (i) to release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral (A) upon the termination of all the Revolving Commitments, payment and satisfaction in full in cash of all Secured Obligations (other than Unliquidated Obligations) and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to each affected Lender, (B) constituting property being sold or disposed of if the Loan Party disposing of such property certifies to the Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry), and to the extent that the property being sold or disposed of constitutes 100% of the Equity Interest of a Subsidiary, the Administrative Agent is authorized to release any Loan Guarantee provided by such Subsidiary, (C) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction not prohibited under this Agreement and (D) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VII and (ii) to release any Loan Guarantee provided by any Subsidiary that may be dissolved pursuant to Section 6.03(a)(iv) in connection with a voluntary liquidation or dissolution thereof permitted by such Section and, in connection therewith, to release any Liens granted to the Administrative Agent by such Subsidiary on any Collateral, if the Company certifies to the Administrative Agent that such liquidation or dissolution is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry). The Lenders and the Issuing Banks hereby further irrevocably authorize the release of Liens on the Term Priority Collateral as provided in the Intercreditor Agreement. Except as provided above and in paragraphs (b) and (e) of this Section, the Administrative Agent will not release any Liens on Collateral without the prior written authorization of the Required Lenders; provided that, the Administrative Agent may in its discretion, release its Liens on Collateral valued in the aggregate not in excess of $10,000,000 during any calendar year without the prior written authorization of the Required Lenders. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

(d) If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender affected thereby,” the consents of Lenders having Credit Exposure and unused Revolving Commitments representing more than 66% of the sum of the total Credit Exposure and unused Revolving Commitments at such time are obtained, but the consents of other necessary Lenders are not obtained (any such Lender whose consent is necessary but not obtained being referred to herein as a “Non-Consenting Lender”), then the Borrower Representative may elect to replace any Non-Consenting Lender as a Lender party to this Agreement; provided that, concurrently with such replacement, (i) an Eligible Assignee which is reasonably satisfactory to the Borrower Representative and the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of paragraph (b) of Section 9.04, and (ii) the Borrowers shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (A) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrowers hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17, and (B) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender.

(e) Notwithstanding anything herein to the contrary, the Administrative Agent may, without the consent of any Lender Party, consent to a departure by any Loan Party from any covenant of such Loan Party set forth in this Agreement or in any Collateral Document to the extent such departure is consistent with the authority of the Administrative Agent set forth in the definition of the term “Collateral and Guarantee Requirement”.

SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrowers shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers and their respective Affiliates, including the reasonable and documented fees, charges and disbursements of one primary counsel for the Administrative Agent, the Arrangers and their Affiliates, and if deemed necessary by the Administrative Agent, one local counsel in each applicable jurisdiction, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facility provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by each Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, any Arranger, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, any Arranger, any Issuing Bank or any Lender, in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. Subject to the provisions of Sections 5.09, 5.12 and 5.13, expenses subject to reimbursement by the Borrowers under this Section include, without limiting the generality of the foregoing, reasonable costs and expenses incurred in connection with:

(i) appraisals and insurance reviews;

(ii) field examinations and the preparation of Reports based on the fees charged by a third party retained by the Administrative Agent or the internally allocated fees for each Person employed by the Administrative Agent with respect to each field examination;

(iii) taxes, fees and other charges for (A) lien searches and (B) filing financing statements and continuations, and other actions to perfect, protect, and continue the Administrative Agent’s Liens;

(iv) sums paid or incurred to take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; and

(v) forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining the accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral.

All of the foregoing costs and expenses may be charged to the Borrowers as Revolving Loans or to another deposit account, all as described in Section 2.18(c).

(b) The Borrowers agree, jointly and severally, to indemnify the Administrative Agent (or any sub-agent thereof), the Arrangers, the Syndication Agent, the Documentation Agent, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”), against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, incremental taxes, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on at, to or from any property owned or operated by the Company or any of its Subsidiaries, or any other Environmental Liability related in any way to the Company or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether such proceeding is initiated against or by any party to this Agreement, or any Affiliate thereof, by an Indemnitee or any third party or whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the bad faith, gross negligence or wilful misconduct of such Indemnitee. This Section shall not apply to any Taxes (other than Other Taxes or any Taxes that represent losses, claims, damages or related expenses arising from any non-Tax claim).

(c) To the extent the Borrowers fail to pay any amount required to be paid by them to the Administrative Agent (or any sub-agent thereof), any Issuing Bank or the Swingline Lender, or any Related Party of any of the foregoing, under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, such Issuing Bank, Swingline Lender or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, penalty, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or such sub-agent), such Issuing Bank or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), any Issuing Bank or the Swingline Lender in connection with such capacity.

(d) To the extent permitted by applicable law, no Loan Party shall assert, and each hereby waives, any claim against any Indemnitee (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet) or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

(e) All amounts due under this Section shall be payable not later than 10 days after written demand therefor.

SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) the Borrowers may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by a Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any

Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section), the Arrangers, the Syndication Agent, the Documentation Agent and, to the extent expressly contemplated hereby, the sub-agents of the Administrative Agent and the Related Parties of any of the Administrative Agent, the Arrangers, the Syndication Agent, the Documentation Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A) the Borrower Representative; provided that no consent of the Borrower Representative shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee;

(B) the Administrative Agent;

(C) the Swingline Lender; provided that if the Swingline Lender has not provided written notice of its objection to any proposed assignment within three Business Days of its receipt thereof from the Administrative Agent, the Swingline Lender shall be deemed to have consented to such proposed assignment; and

(D) each Issuing Bank; provided that if any Issuing Bank has not provided written notice of its objection to any proposed assignment within three Business Days of its receipt thereof from the Administrative Agent, such Issuing Bank shall be deemed to have consented to such proposed assignment.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Revolving Commitment or Loans, the amount of the Revolving Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower Representative and the Administrative Agent otherwise consent; provided that no such consent of the Borrower Representative shall be required if an Event of Default has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company, the Subsidiaries and other Affiliates thereof or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable law, including Federal, State and foreign securities laws.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Administrative Agent, acting solely for this purpose as non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and records of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.05, 2.06(d) or (e), 2.07(b), 2.17(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) (i) Any Lender may, without the consent of the Borrowers, the Administrative Agent, the Issuing Banks or the Swingline Lender, sell participations to one or more Eligible Assignees (“Participants”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under the Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant or requires the approval of all the Lenders. Subject to paragraph (c)(ii) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18(d) as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower Representative’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Borrower Representative is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.17(f) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain records of the name and address of each Participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Revolving Commitments or Revolving Loans or its other obligations under this Agreement or any other Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Revolving Commitment or Revolving Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Arranger, the Syndication Agent, the Documentation Agent, any Issuing Bank, any Lender or any Affiliate of any of the foregoing may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document is executed and delivered or any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any LC Exposure is outstanding and so long as the Revolving Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Revolving Commitments or the termination of this Agreement or any provision hereof.

SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective as provided in the Second Restatement Agreement and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9.07. Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Borrower or any Loan Guarantor against any of and all the Secured Obligations held by such Lender, irrespective of whether or not such Lender shall have made any demand under the Loan Documents and although such obligations may be unmatured. The applicable Lender shall notify the Borrower Representative and the Administrative Agent of such set-off or application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each Loan Party hereby irrevocably and unconditionally agrees that all claims arising out of or relating to this Agreement or any other Loan Document brought by it or any of its Affiliates shall be brought, and shall be heard and determined, exclusively in such New York State or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or any of its properties in the courts of any jurisdiction.

(c) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12. Confidentiality. Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below) with the same degree of care that it uses to protect its own confidential information, but in no event less than a commercially reasonable degree of care, except that Information may be disclosed (a) to its Related Parties, including accountants, legal counsel and other agents and advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable law or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing confidentiality undertakings substantially similar to those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its Related Parties) to any swap or derivative transaction relating to the Company or any Subsidiary or its obligations, (g) on a confidential basis to any rating agency in connection with rating the Company or the Subsidiaries or the credit facilities provided for herein, (h) with the consent of the Company, or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Issuing Bank or any Lender, or any Affiliate of any of the foregoing, on a non-confidential basis from a source other than the Borrowers; provided that, in the case of clause (c) above, the party disclosing such information shall provide to the Company prior written notice of such disclosure to the extent permitted by applicable law (and to the extent commercially feasible under the circumstances) and shall cooperate with the Company, at the Company’s sole expense, in obtaining a protective order for, or other confidential treatment of, such disclosure, in each case at the Company’s sole expense. For the purposes of this Section, “Information” means all information received from the Borrowers relating to the Company or any Subsidiary or their businesses or the Collateral, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender, or any Affiliate of any of the foregoing, on a non-confidential basis prior to disclosure by the Borrowers; provided that, in the case of information received from the Borrowers after the Second Restatement Effective Date, such information is clearly identified at the time of delivery as confidential.

EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY, THE SUBSIDIARIES AND ITS OTHER AFFILIATES AND THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWERS OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY, THE SUBSIDIARIES AND ITS OTHER AFFILIATES AND THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWERS AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

SECTION 9.13. Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Anything contained in this Agreement to the contrary notwithstanding, neither any Issuing Bank nor any Lender shall be obligated to extend credit to the Borrowers in violation of applicable law.

SECTION 9.14. USA PATRIOT Act. Each Lender that is subject to the requirements of the Patriot Act hereby notifies the Borrowers and the Loan Guarantors that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrowers and the Loan Guarantors, which information includes the names and addresses of the Borrowers and the Loan Guarantors and other information that will allow such Lender to identify the Borrowers and the Loan Guarantors in accordance with the Patriot Act.

SECTION 9.15. Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession. Should any Lender (other than the Administrative Agent) obtain possession of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.

SECTION 9.16. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.17. No Fiduciary Relationship. Each Loan Party, on behalf of itself and its subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Company, the Subsidiaries and its other Affiliates, on the one hand, and the Administrative Agent, the Arrangers, the Syndication Agent, the Documentation Agent, the Lenders, the Issuing Banks and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Arrangers, the Syndication Agent, the Documentation Agent, the Lenders, the Issuing Banks or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The Administrative Agent, the Arrangers, the Syndication Agent, the Documentation Agent, the Lenders, the Issuing Banks and their Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Company, the Subsidiaries and its other Affiliates, and none of the Administrative Agent, the Arrangers, the Syndication Agent, the Documentation Agent, the Lenders, the Issuing Banks or their Affiliates has any obligation to disclose any of such interests to the Company, the Subsidiaries or its other Affiliates. To the fullest extent permitted by law, each Loan Party hereby waives and releases any claims that it or any of its Affiliates may have against the Administrative Agent, the Arrangers, the Syndication Agent, the Documentation Agent, the Lenders, the Issuing Banks and their Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

SECTION 9.18. Intercreditor Agreement. The Lenders and the Issuing Banks acknowledge that the obligations of the Company under the Term Credit Agreement are (and obligations in respect of any other Permitted Term Indebtedness may in the future be) secured by Liens on assets of the Company and the other Loan Parties that constitute Collateral and that the relative Lien priority and other creditor rights of the Lender Parties hereunder and the secured parties under the Term Credit Agreement (or in respect of such other Permitted Term Indebtedness) will be set forth in the Intercreditor Agreement. Each Lender and Issuing Bank hereby acknowledges that it has received a copy of the Intercreditor Agreement. Each Lender and Issuing Bank hereby irrevocably (a) consents to the subordination of the Liens on the Term First Priority Collateral securing the Secured Obligations on the terms set forth in the Intercreditor Agreement, (b) authorizes and directs the Administrative Agent to execute and deliver the Intercreditor Agreement and any documents relating thereto, in each case on behalf of such Lender or Issuing Bank and without any further consent, authorization or other action by such Lender or Issuing Bank, (c) agrees that, upon the execution and delivery thereof, such Lender or Issuing Bank will be bound by the provisions of the Intercreditor

Agreement as if it were a signatory thereto and will take no actions contrary to the provisions of the Intercreditor Agreement and (d) agrees that no Lender or Issuing Bank shall have any right of action whatsoever against the Administrative Agent as a result of any action taken by the Administrative Agent pursuant to this Section or in accordance with the terms of the Intercreditor Agreement. Each Lender and Issuing Bank hereby further irrevocably authorizes and directs the Administrative Agent (i) to take such actions as shall be required to release Liens on the Collateral in accordance with the terms of the Intercreditor Agreement and (ii) to enter into such amendments, supplements or other modifications to the Intercreditor Agreement in connection with any extension, renewal, refinancing or replacement of any Secured Obligations and any Permitted Term Indebtedness as are reasonably acceptable to the Administrative Agent to give effect thereto, in each case on behalf of such Lender or Issuing Bank and without any further consent, authorization or other action by such Lender or Issuing Bank. The Administrative Agent shall have the benefit of the provisions of Article VIII with respect to all actions taken by it pursuant to this Section or in accordance with the terms of the Intercreditor Agreement to the full extent thereof. The foregoing provisions are intended as an inducement to the secured parties under the Term Credit Agreement (or in respect of other Permitted Term Indebtedness) to extend credit to the Company and such secured parties are intended third party beneficiaries of such provisions.

SECTION 9.19. Dutch Parallel Debt. (a) Each Loan Party irrevocably and unconditionally undertakes to pay to the Administrative Agent amounts equal to, and in the currency or currencies of, its Corresponding Debt.

(b) The Parallel Debt of each Loan Party:

(i) shall become due and payable at the same time as its Corresponding Debt; and

(ii) is independent and separate from, and without prejudice to, its Corresponding Debt.

(c) For purposes of this Section, the Administrative Agent:

(i) is the independent and separate creditor of each Parallel Debt;

(ii) acts in its own name and not as agent, representative or trustee of the Lender Parties and its claims in respect of each Parallel Debt shall not be held in trust; and

(iii) shall have the independent and separate right to demand payment of each Parallel Debt in its own name (including, without limitation, through any suit, execution, enforcement of security, recovery of guarantees and applications for and voting in any kind of insolvency proceeding in accordance with the Loan Documents).

(d) The Parallel Debt of a Loan Party shall be (i) decreased to the extent that its Corresponding Debt has been irrevocably and unconditionally paid or discharged and (ii) increased to the extent to that its Corresponding Debt has increased, and the Corresponding Debt of a Loan Party shall be (x) decreased to the extent that its Parallel Debt has been irrevocably and unconditionally paid or discharged and (y) increased to the extent that its Parallel Debt has increased, in each case provided that the Parallel Debt of a Loan Party shall never exceed its Corresponding Debt.

(e) All amounts received or recovered by the Administrative Agent in connection with this Section, to the extent permitted by applicable law, shall be applied in accordance with Section 2.18.

(f) This Section applies solely for the purpose of determining the secured obligations in the Collateral Documents governed by Dutch law.

ARTICLE X

Loan Guarantee

SECTION 10.01. Guarantee. Each Loan Guarantor hereby agrees that it is jointly and severally liable for, and absolutely, irrevocably and unconditionally guarantees to the Administrative Agent, the Lenders, the Issuing Banks and the other Lender Parties the prompt payment and performance when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations and all reasonable costs and expenses including, without limitation, all court costs and attorneys’ and paralegals’ fees and expenses paid or incurred by the Administrative Agent, the Issuing Banks and the Lenders in endeavoring to collect all or any part of the Secured Obligations from, or in prosecuting any action against, any Borrower, any Loan Guarantor or any other guarantor of all or any part of the Secured Obligations (such costs and expenses, together with the Secured Obligations, being collectively called the “Guaranteed Obligations”). Each Loan Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guarantee apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any Lender that extended any portion of the Guaranteed Obligations.

SECTION 10.02. Guarantee of Payment. This Loan Guarantee is a Guarantee of payment and not of collection. Each Loan Guarantor waives any right to require the Administrative Agent, any Issuing Bank, any Lender or any other Lender Party to sue any Borrower, any other Loan Guarantor, any other guarantor, or any other Person obligated for all or any part of the Guaranteed Obligations (each, an “Obligated Party”), or to enforce its rights against any collateral securing all or any part of the Guaranteed Obligations.

SECTION 10.03. No Discharge or Diminishment of Loan Guarantee. (a) Except as otherwise provided for herein, the obligations of each Loan Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of any Borrower or any other guarantor of or other Person liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party or its assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other right which any Loan Guarantor may have at any time against any Obligated Party, the Administrative Agent, any Issuing Bank, any Lender, or any other Person, whether in connection herewith or in any unrelated transaction.

(b) The obligations of each Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof.

(c) Further, the obligations of any Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of the Administrative Agent, any Issuing Bank, any Lender or any other Lender Party to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection or invalidity of any indirect or direct security for the obligations of any Borrower for all or any part of the Guaranteed Obligations or any obligations of any other guarantor of or other Person liable for any of the Guaranteed Obligations; (iv) any action or failure to act by the Administrative Agent, any Issuing Bank, any Lender or any other Lender Party with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Loan Guarantor or that would otherwise operate as a discharge of any Loan Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations).

SECTION 10.04. Defenses Waived. To the fullest extent permitted by applicable law, each Loan Guarantor hereby waives any defense based on or arising out of any defense of any Borrower or any Loan Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of any Borrower or any Loan Guarantor, other than the indefeasible payment in full in cash of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Loan Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Obligated Party or any other Person. Each Loan Guarantor confirms that it is not a surety under any state law and shall not raise any such law as a defense to its obligations hereunder. The Administrative Agent may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such Loan Guarantor under this Loan Guarantee except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in cash. To the fullest extent permitted by applicable law, each Loan Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Loan Guarantor against any Obligated Party or any security.

SECTION 10.05. Rights of Subrogation. No Loan Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Obligated Party, or any Collateral, until the Loan Parties and the Loan Guarantors have fully performed all their obligations to the Administrative Agent, the Issuing Banks, the Lenders and the other Lender Parties.

SECTION 10.06. Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, each Loan Guarantor’s obligations under this Loan Guarantee with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Administrative Agent, the Issuing Banks, the Lenders or the other Lender Parties are in possession of this Loan Guarantee. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Loan Guarantors forthwith on demand by the Administrative Agent.

SECTION 10.07. Information. Each Loan Guarantor assumes all responsibility for being and keeping itself informed of the Borrowers’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Loan Guarantor assumes and incurs under this Loan Guarantee, and agrees that none of the Administrative Agent, any Issuing Bank or any Lender shall have any duty to advise any Loan Guarantor of information known to it regarding those circumstances or risks.

SECTION 10.08. Taxes. The provisions of Section 2.17 shall apply mutatis mutandis to all payments by the Loan Guarantors of the Guaranteed Obligations.

SECTION 10.09. Maximum Liability. The provisions of this Loan Guarantee are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Loan Guarantor under this Loan Guarantee would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Loan Guarantor’s liability under this Loan Guarantee, then, notwithstanding any other provision of this Loan Guarantee to the contrary, the amount of such liability shall, without any further action by the Loan Guarantors or the Lenders, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Loan Guarantor’s “Maximum Liability”). This Section with respect to the Maximum Liability of each Loan Guarantor is intended solely to preserve the rights of the Lenders to the maximum extent not subject to avoidance under applicable law, and no Loan Guarantor nor any other Person or entity shall have any right or claim under this Section with respect to such Maximum Liability, except to the extent necessary so that the obligations of any Loan Guarantor hereunder shall not be rendered voidable under applicable law. Each Loan Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of each Loan Guarantor without impairing this Loan Guarantee or affecting the rights and remedies of the Lenders hereunder; provided that nothing in this sentence shall be construed to increase any Loan Guarantor’s obligations hereunder beyond its Maximum Liability.

SECTION 10.10. Contribution. In the event any Loan Guarantor (a “Paying Guarantor”) shall make any payment or payments under this Loan Guarantee or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations under this Loan Guarantee, each other Loan Guarantor (each a “Non-Paying Guarantor”) shall contribute to such Paying Guarantor an amount equal to such Non-Paying Guarantor’s Applicable Share of such payment or payments made, or losses suffered, by such Paying Guarantor. For purposes of this Section, each Non-Paying Guarantor’s “Applicable Share” with respect to any such payment or loss by a Paying Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (a) such Non-Paying Guarantor’s Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such Non-Paying Guarantor’s Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Guarantor from the Borrowers after the Original Effective Date (whether by loan, capital infusion or by other means) to (b) the aggregate Maximum Liability of all Loan Guarantors hereunder (including such Paying Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any Loan Guarantor, the aggregate amount of all monies received by such Loan Guarantors from the Borrowers after the Original Effective Date (whether by loan, capital infusion or by other means). Nothing in this provision shall affect any Loan Guarantor’s several liability for the entire amount of the Guaranteed Obligations (up to such Loan Guarantor’s Maximum Liability). Each of the Loan Guarantors covenants and agrees that its right to receive any contribution under this Loan Guarantee from a Non-Paying Guarantor shall be subordinate and junior in right of payment to the payment in full in cash of the Guaranteed Obligations. This provision is for the benefit of both the Administrative Agent, the Issuing Banks, the Lenders and the Loan Guarantors and may be enforced by any one, or more, or all of them in accordance with the terms hereof.

SECTION 10.11. Liability Cumulative. The liability of each Loan Party as a Loan Guarantor under this Article X is in addition to and shall be cumulative with all other liabilities of each Loan Party to the Administrative Agent, the Issuing Banks and the Lenders under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

ARTICLE XI

The Borrower Representative

SECTION 11.01. Appointment; Nature of Relationship. The Company is hereby appointed by each of the Borrowers as its contractual representative (herein referred to as the “Borrower Representative”) hereunder and under each other Loan Document, and each of the Borrowers irrevocably authorizes the Borrower Representative to act as the contractual representative of such Borrower with the rights and duties expressly set forth herein and in the other Loan Documents. The Borrower Representative agrees to act as such contractual representative upon the express conditions contained in this Article XI. Additionally, the Borrowers hereby appoint the Borrower Representative as their agent to receive all of the proceeds of the Loans in the Funding Account(s), at which time the Borrower Representative shall promptly disburse such Loans to the appropriate Borrower. The Administrative Agent, the Issuing Banks and the Lenders, and their respective Related Parties, shall not be liable to the Borrower Representative or any Borrower for any action taken or omitted to be taken by the Borrower Representative or the Borrowers pursuant to this Section.

SECTION 11.02. Powers. The Borrower Representative shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Borrower Representative by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Borrower Representative shall have no implied duties to the Borrowers, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Borrower Representative.

SECTION 11.03. Employment of Agents. The Borrower Representative may execute any of its duties as the Borrower Representative hereunder and under any other Loan Document by or through authorized officers.

SECTION 11.04. Notices. Each Borrower shall immediately notify the Borrower Representative of the occurrence of any Default hereunder referring to this Agreement describing such Default and stating that such notice is a “notice of default.” In the event that the Borrower Representative receives such a notice, the Borrower

Representative shall give prompt notice thereof to the Administrative Agent and the Lenders. Any notice provided to the Borrower Representative hereunder shall constitute notice to each Borrower on the date received by the Borrower Representative.

SECTION 11.05. Successor Borrower Representative. Upon the prior written consent of the Administrative Agent, the Borrower Representative may resign at any time, such resignation to be effective upon the appointment of a successor Borrower Representative. The Administrative Agent shall give prompt written notice of such resignation to the Lenders.

SECTION 11.06. Execution of Loan Documents; Borrowing Base Certificate. The Borrowers hereby empower and authorize the Borrower Representative, on behalf of the Borrowers, to execute and deliver to the Administrative Agent and the Lenders the Loan Documents and all related agreements, certificates, documents, or instruments as shall be necessary or appropriate to effect the purposes of the Loan Documents, including without limitation, the Borrowing Base Certificates and the Compliance Certificates. Each Borrower agrees that any action taken by the Borrower Representative or the Borrowers in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Borrower Representative of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Borrowers.

SECTION 11.07. Reporting. Each Borrower hereby agrees that such Borrower shall furnish promptly after each fiscal month to the Borrower Representative any certificate or report requested by the Borrower Representative, on which the Borrower Representative shall rely to prepare the Borrowing Base Certificates and Compliance Certificates required pursuant to the provisions of this Agreement.

Schedule 1.01A

Certain Non-Designated Subsidiaries

Company:

None.

Acquired Company:

None.

Schedule 1.01B

Excluded Real Properties

Acquired Company:

Promissory Note (the “Promissory Note”) by White Marsh Distribution, LLC (“Borrower”) payable to the order of General Electric Capital Business Asset Funding Corporation (together with any subsequent holder, “Holder”) in a principal amount of $14,000,000

Commercial Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing the (“Deed of Trust”) made by White Marsh Distribution, LLC in favor of James M. Smith, as trustee, for the benefit of General Electric Capital Business Asset Funding Corporation

Description: Note and Deed of Trust in respect of the White Marsh property located at 10000 Franklin Square Drive, evidencing amounts constituting the purchase price of the property. The White Marsh property is approximately 28.7609 acres.

Mortgage, Assignment of Leases and Rents and Security Agreement between FB Distro Distribution Center, LLC (“Mortgagor”) and BankAtlantic Commercial Mortgage Capital, LLC (“Mortgagee”)

$13,000,000 Mortgage Note by FB Distro Distribution Center, LLC (“Maker”) and BankAtlantic Commercial Mortgage Capital, LLC (“Payee”)

Description: Mortgage for the property located at 1901 State Road 240 East, Greencastle, Indiana.

Schedule 2.01

Commitments

Lender	Commitment
JPMorgan Chase Bank, N.A.	$75,000,000
Bank of America, N.A.	70,000,000
US Bank National Association	45,000,000
Fifth Third Bank	35,000,000
PNC Bank, National Association	25,000,000

Total	$250,000,000

Schedule 2.06

Existing Letters of Credit

Company:

LC #	Beneficiary Name	Beneficiary State/	Date	LC Exp.	LC	Amount	USD Outstanding
		Country	LC Open	Date	Denomination	In LC Curr	Liability
CTCS-729213[1]	LIMITED BRANDS, INC	UNITED STATES	11/23/09	07/30/12	USD	593,347.80	593,347.80

T-229236	LIBERTY MUTUAL INSURANCE COMPANY	UNITED STATES	08/23/02	08/30/12	USD	240,000.00	240,000.00
T-238650[2]	JOHN HANCOCK LIFE INSURANCE COMPANY	UNITED STATES	06/20/03	06/30/12	USD	1,350,000.00	1,350,000.00

T-250454	HARTFORD FIRE INSURANCE COMPANY	UNITED STATES	08/30/04	08/30/12	USD	2,500,000.00	2,500,000.00

Acquired Company:

None.

[1]	Limited Brands, Inc. Letter of Credit (Ref. #: CTCS-729213, in the amount of $593,347.80) will expire on 7/30/12 and will not be renewed.
[2]	John Hancock Letter of Credit (Ref. #: T-238650, in the amount of $1,350,000) will expire on 6/30/12 and will not be renewed.

Schedule 3.05

Real Properties

Company:

Mortgaged Property

Loan Party/Name of Owner	Name/Address/City/State/Zip Code	County/Parish
Maurices Incorporated	Maurices Corporate Offices 105, 106, 108, 110, 112, 117 West Superior Street Duluth, MN 55802	St. Louis
Maurices Incorporated	Maurices Distribution Center 6600 Merle Hay Road Johnston, IA 50131	Polk
Tween Brands Service Co.	Tween Brands, Inc. d/b/a/ Justice Corporate Offices 8323 Walton Parkway New Albany, OH 43054	Franklin
Tween Brands Service Co.	Tween Brands, Inc. d/b/a/ Justice Distribution Center 200 Heritage Drive Pataskala, OH 43062	Licking
Tween Brands Service Co.	44-acre Vacant Parcel North of Walton Parkway West of Bevelhymer Road New Albany, OH 43054	Franklin
933 Inspiration LLC	New Dress Barn Corporate Offices 933 MacArthur Boulevard Mahwah, NJ 07430	Bergen

All Other Real Property

None.

Acquired Company:

Mortgaged Property

Loan Party	Property Address	Filing Jurisdiction
Winks Lane, Inc.	3750 State Road, Bensalem, PA 19020	Bucks County

All Other Real Property

Loan Party	Property Address
Figi’s, Inc.	29th Street and Cherry Avenue, Marshfield, WI 54449
Figi’s, Inc.	206 East Depot Street, Marshfield, WI 54449
Figi’s, Inc.	1811 East 29th Street, Marshfield, WI 54449
Figi’s, Inc.	2411 South Maple Avenue, Marshfield, WI 54449
Figi’s, Inc.	2525 South Roddis Avenue, Marshfield, WI 54449 209 East 25th Street, Marshfield, WI 54449 2411 South Maple Avenue, Marshfield, WI 54449 2405 South Maple Avenue, Marshfield, WI 54449 (Parking Lot)
Figi’s, Inc.	3200 South Maple Avenue, Marshfield, WI 54449
Figi’s, Inc.	1535 Industrial Park Drive, Neillsville, WI 54456

Schedule 3.06

Disclosed Matters

Company:

None.

Acquired Company:

None.

Schedule 3.12

Subsidiaries and Joint Ventures

Company:

Type[3]	NAME	INC STATE	PARENT/MEMBER	% OWNED
D	933 Inspiration LLC	Delaware	The Dress Barn, Inc.	100
D	D.B.R., Inc.	Delaware	The Dress Barn, Inc.	100
D	DBX, Inc.	New York	The Dress Barn, Inc.	100
D	Dress Barn Credit Management, LLC	Virginia	The Dress Barn, Inc.	100
D	Dunnigan Realty LLC	Delaware	The Dress Barn, Inc.	100
F	Maurices Canada Stores, Ltd.	Ontario	Worldwide Retail Holdings, B.V.	100
D	Maurices Credit Management, Inc.	Virginia	Maurices Incorporated	100
D	Maurices Incorporated	Delaware	Ascena Retail Group, Inc	100
D	The Dress Barn, Inc.	Connecticut	Ascena Retail Group, Inc.	100
D	Too GC, LLC	Ohio	Tween Brands, Inc.	100
F	Too Retail & Sales Puerto Rico, Inc.	Puerto Rico	Tween Brands, Inc.	100
D	Tween Brands Agency, Inc.	Ohio	Tween Brands, Inc.	100
F	Tween Brands Canada Stores Ltd.	Ontario	Worldwide Retail Holdings, B.V.	100
D	Tween Brands Direct Services, Inc.	Ohio	Tween Brands, Inc.	100
D	Tween Brands Direct, LLC	Ohio	Tween Brands, Inc.	100
D	Tween Brands Investment, LLC	Ohio	Tween Brands Service Co.	100
D	Tween Brands Purchasing, Inc.	Ohio	Tween Brands, Inc.	100
D	Tween Brands Service Co.	Ohio	Tween Brands, Inc.	100
F	Tween Brands Sourcing (Shanghai) Limited	Shanghai, China	Tween Brands Sourcing Hong Kong Limited	100
F	Tween Brands Sourcing Hong Kong Limited	Hong Kong	Worldwide Retail Holdings, B.V.	100
D	Tween Brands Store Planning, Inc.	Ohio	Tween Brands, Inc.	100
D	Tween Brands, Inc.	Delaware	Ascena Retail Group, Inc	100
F	Worldwide Retail Holdings, B.V.	Netherlands	Worldwide Retail Holdings, Inc.	100
D	Worldwide Retail Holdings, Inc.	Delaware	Tween Brands Service Co.	100

[3]	“D” indicates a Designated Subsidiary; “IA/ND” indicates an Inactive Subsidiary or a subsidiary listed on Schedule 1.01A; “F” indicates a Foreign Subsidiary.

Acquired Company:

Type	NAME	INC STATE	PARENT/MEMBER	% OWNED
D	Charming Shoppes, Inc.	PA	Ascena Retail Group, Inc.	100
D	C.S.A.C. LLC	DE	CS Holdco LLC	100
D	C.S.F. Corp.	DE	CS Holdco LLC	100
D	C.S.I.C., Inc.	DE	Charming Shoppes, Inc.	100
IA/ND	Catalog Fulfillment Co., Inc.	AZ	Chestnut Acquisition Sub, Inc.	100
IA/ND	Catalog Receivables LLC	DE	Fashion Service LLC	100
IA/ND	Catalog Seller LLC	DE	Fashion Service LLC	100
D	Catherines #5013, LLC	TN	Catherines, Inc.	100
D	Catherines #5014, LLC	TN	Catherines, Inc.	100
D	Catherines #5016, LLC	OH	Catherines, Inc.	100
D	Catherines #5022, LLC	TN	Catherines, Inc.	100
D	Catherines #5023, LLC	NE	Catherines, Inc.	100
D	Catherines #5029 of New Hartford, Inc.	NY	Catherines, Inc.	100
D	Catherines #5037, LLC	OH	Catherines, Inc.	100
D	Catherines #5039, Inc.	NC	Catherines, Inc.	100
IA/ND	Catherines #5043, Inc.	TN	Catherines, Inc.	100
D	Catherines #5044, LLC	IL	Catherines, Inc.	100
D	Catherines #5052, Inc.	NC	Catherines, Inc.	100
D	Catherines #5053, LLC	MI	Catherines, Inc.	100
IA/ND	Catherines #5053, LLC	OH	Catherines, Inc.	100
D	Catherines #5054, LLC	MI	Catherines, Inc.	100
D	Catherines #5058, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5063, LLC	WV	Catherines, Inc.	100
D	Catherines #5069, LLC	FL	Catherines, Inc.	100
D	Catherines #5075, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5076, LLC	VA	Catherines, Inc.	100
D	Catherines #5077, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5085, LLC	IN	Catherines Partners - Indiana, L.L.P.	100
D	Catherines #5094, Inc.	AR	Catherines, Inc.	100
D	Catherines #5097, LLC	SC	Catherines, Inc.	100
D	Catherines #5110, LLC	TN	Catherines, Inc.	100
IA/ND	Catherines #5111, Inc.	OH	Catherines, Inc.	100
D	Catherines #5114, LLC	WV	Catherines, Inc.	100
D	Catherines #5116, Inc.	FL	Catherines, Inc.	100
D	Catherines #5118, Inc.	VA	Catherines, Inc.	100

D	Catherines #5124, Inc.	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5127, Inc.	NC	Catherines, Inc.	100
D	Catherines #5129, LLC	SC	Catherines, Inc.	100
D	Catherines #5134, LLC	OK	Catherines, Inc.	100
D	Catherines #5141, LLC	MS	Catherines, Inc.	100
IA/ND	Catherines #5142, Inc.	PA	Catherines of Pennsylvania, Inc.	100
IA/ND	Catherines #5143, Inc.	NC	Catherines, Inc.	100
IA/ND	Catherines #5144, Inc.	NC	Catherines, Inc.	100
IA/ND	Catherines #5145, Inc.	NJ	Catherines, Inc.	100
D	Catherines #5147, Inc.	FL	Catherines, Inc.	100
D	Catherines #5149, Inc.	VA	Catherines, Inc.	100
D	Catherines #5150, LLC	AR	Catherines, Inc.	100
IA/ND	Catherines #5151 of Big Flats, Inc.	NY	Catherines, Inc.	100
IA/ND	Catherines #5152, LLC	FL	Catherines, Inc.	100
D	Catherines #5156, Inc.	MI	Catherines, Inc.	100
D	Catherines #5157, LLC	NE	Catherines, Inc.	100
IA/ND	Catherines #5163, Inc.	NV	CSGC, Inc.	100
D	Catherines #5163, LLC	NV	CSGC, Inc.	100
D	Catherines #5172, Inc.	FL	Catherines, Inc.	100
D	Catherines #5173, Inc.	GA	Catherines, Inc.	100
D	Catherines #5175, LLC	LA	Catherines, Inc.	100
D	Catherines #5176, LLC	OH	Catherines, Inc.	100
D	Catherines #5177, LLC	LA	Catherines, Inc.	100
D	Catherines #5179, Inc.	SC	Catherines, Inc.	100
IA/ND	Catherines #5184, LLC	GA	Catherines, Inc.	100
IA/ND	Catherines #5186, Inc.	GA	Catherines, Inc.	100
D	Catherines #5188, LLC	DE	Catherines, Inc.	100
D	Catherines #5189, Inc.	FL	Catherines, Inc.	100
D	Catherines #5200, LLC	IN	Catherines Partners - Indiana, L.L.P.	100
IA/ND	Catherines #5210, Inc.	GA	Catherines, Inc.	100
D	Catherines #5215, LLC	GA	Catherines, Inc.	100
D	Catherines #5217, LLC	IN	Catherines Partners - Indiana, L.L.P.	100
D	Catherines #5220, LLC	MI	Catherines, Inc.	100
D	Catherines #5227, LLC	OR	Catherines, Inc.	100
D	Catherines #5231, LLC	CO	Catherines, Inc.	100
D	Catherines #5232, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5239, LLC	CO	Catherines, Inc.	100
D	Catherines #5242, LLC	KY	Catherines, Inc.	100
D	Catherines #5247, LLC	VA	Catherines, Inc.	100
D	Catherines #5248, LLC	MI	Catherines, Inc.	100
D	Catherines #5267, Inc.	AZ	Catherines, Inc.	100

IA/ND	Catherines #5268, Inc.	AZ	Catherines, Inc.	100
D	Catherines #5269, LLC	AZ	Catherines, Inc.	100
D	Catherines #5275, Inc.	CA	Catherines of California, Inc.	100
D	Catherines #5279, Inc.	CA	Catherines of California, Inc.	100
D	Catherines #5300, LLC	NJ	Catherines, Inc.	100
D	Catherines #5303, LLC	NJ	Catherines, Inc.	100
D	Catherines #5307, LLC	NJ	Catherines, Inc.	100
D	Catherines #5314 of Greenburgh, LLC	NY	Catherines, Inc.	100
IA/ND	Catherines #5322 of Staten Island, LLC	NY	Catherines, Inc.	100
D	Catherines #5335, LLC	WA	Catherines Partners - Washington, G.P.	100
IA/ND	Catherines #5336, LLC	WA	Catherines Partners - Washington, G.P.	100
IA/ND	Catherines #5337, LLC	NV	Catherines, Inc.	100
D	Catherines #5340, Inc.	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5342, Inc.	PA	Catherines of Pennsylvania, Inc.	100
IA/ND	Catherines #5343, Inc.	RI	Catherines, Inc.	100
D	Catherines #5344 of Mays Landing, Inc.	NJ	Catherines, Inc.	100
D	Catherines #5345 of Colonial Heights, Inc.	VA	Catherines, Inc.	100
D	Catherines #5348, Inc.	MS	Catherines, Inc.	100
D	Catherines #5349, Inc.	TN	Catherines, Inc.	100
IA/ND	Catherines #5350, Inc.	MD	Catherines, Inc.	100
D	Catherines #5351, Inc.	MO	Catherines, Inc.	100
D	Catherines #5353, Inc.	GA	Catherines, Inc.	100
IA/ND	Catherines #5355, Inc.	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5356, Inc.	VA	Catherines, Inc.	100
IA/ND	Catherines #5357, Inc.	PA	Catherines, Inc.	100
D	Catherines #5358, Inc.	CA	Catherines of California, Inc.	100
D	Catherines #5359, Inc.	SC	Catherines, Inc.	100
D	Catherines #5360, Inc.	MD	Catherines, Inc.	100
IA/ND	Catherines #5361, Inc.	MA	Catherines, Inc.	100
D	Catherines #5362, Inc.	IL	Catherines, Inc.	100
D	Catherines #5363, Inc.	AL	Catherines, Inc.	100
IA/ND	Catherines #5364 of Buffalo, Inc.	NY	Catherines, Inc.	100
D	Catherines #5365, Inc.	CO	Catherines, Inc.	100
IA/ND	Catherines #5366, Inc.	SC	Catherines, Inc.	100
D	Catherines #5367 of Middletown, Inc.	NY	Catherines, Inc.	100
D	Catherines #5368, Inc.	ND	Catherines, Inc.	100

D	Catherines #5369, Inc.	MD	Catherines, Inc.	100
D	Catherines #5370, Inc.	IL	Catherines, Inc.	100
D	Catherines #5371, Inc.	OH	Catherines, Inc.	100
D	Catherines #5372, Inc.	IA	Catherines, Inc.	100
IA/ND	Catherines #5373, Inc.	OH	Catherines, Inc.	100
D	Catherines #5375, Inc.	CA	Catherines of California, Inc.	100
D	Catherines #5376, Inc.	NC	Catherines, Inc.	100
D	Catherines #5377, Inc.	AL	Catherines, Inc.	100
D	Catherines #5378, Inc.	OH	Catherines, Inc.	100
D	Catherines #5380, Inc.	OR	Catherines, Inc.	100
IA/ND	Catherines #5381, Inc.	MO	Catherines, Inc.	100
D	Catherines #5382 of Vestal, Inc.	NY	Catherines, Inc.	100
IA/ND	Catherines #5383, Inc.	MA	Catherines, Inc.	100
D	Catherines #5384, Inc.	CA	Catherines of California, Inc.	100
IA/ND	Catherines #5386, Inc.	LA	Catherines, Inc.	100
D	Catherines #5387, Inc.	SC	Catherines, Inc.	100
D	Catherines #5388, Inc.	FL	Catherines, Inc.	100
D	Catherines #5390, Inc.	IL	Catherines, Inc.	100
IA/ND	Catherines #5390, Inc.	VA	Catherines, Inc.	100
IA/ND	Catherines #5391, Inc.	MI	Catherines, Inc.	100
IA/ND	Catherines #5395, Inc.	FL	Catherines, Inc.	100
D	Catherines #5396, Inc.	LA	Catherines, Inc.	100
D	Catherines #5397, Inc.	SC	Catherines, Inc.	100
D	Catherines #5402, Inc.	CT	Catherines, Inc.	100
IA/ND	Catherines #5404, Inc.	CT	Catherines, Inc.	100
D	Catherines #5407, Inc.	AZ	Catherines, Inc.	100
D	Catherines #5408, Inc.	AZ	Catherines, Inc.	100
D	Catherines #5410, Inc.	MI	Catherines, Inc.	100
D	Catherines #5411, Inc.	AL	Catherines, Inc.	100
D	Catherines #5412, Inc.	MN	Catherines, Inc.	100
D	Catherines #5413 of Dewitt, Inc.	NY	Catherines, Inc.	100
D	Catherines #5416, Inc.	KS	Catherines, Inc.	100
D	Catherines #5420, LLC	AR	Catherines, Inc.	100
IA/ND	Catherines #5424, LLC	AL	Catherines, Inc.	100
D	Catherines #5427, Inc.	MO	Catherines, Inc.	100
D	Catherines #5428, Inc.	NC	Catherines, Inc.	100
D	Catherines #5432, Inc.	MN	Catherines, Inc.	100
IA/ND	Catherines #5433, LLC	MA	Catherines, Inc.	100
D	Catherines #5434, LLC	OH	Catherines, Inc.	100
IA/ND	Catherines #5462, Inc.	TN	Catherines Stores Corporation	100
D	Catherines #5550, Inc.	NC	Catherines, Inc.	100
D	Catherines #5552, Inc.	CO	Catherines, Inc.	100

D	Catherines #5553, Inc.	FL	Catherines, Inc.	100
IA/ND	Catherines #5554 of Spring Valley, Inc.	NY	Catherines, Inc.	100
D	Catherines #5555, Inc.	AZ	Catherines, Inc.	100
D	Catherines #5556, Inc.	IL	Catherines, Inc.	100
D	Catherines #5557, LLC	NC	Catherines, Inc.	100
D	Catherines #5558, LLC	VA	Catherines, Inc.	100
D	Catherines #5559, LLC	LA	Catherines, Inc.	100
D	Catherines #5560, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5561, LLC	SD	Catherines, Inc.	100
D	Catherines #5562, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5563, LLC	TN	Catherines, Inc.	100
D	Catherines #5564, LLC	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5566, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5567, LLC	FL	Catherines, Inc.	100
D	Catherines #5568, LLC	VA	Catherines, Inc.	100
D	Catherines #5570, LLC	WA	Catherines Partners - Washington, G.P.	100
D	Catherines #5571, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5572, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5573, LLC	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5574, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5575, LLC	WI	Catherines, Inc.	100
IA/ND	Catherines #5576, LLC	AZ	Catherines, Inc.	100
IA/ND	Catherines #5577, LLC	NV	Catherines, Inc.	100
D	Catherines #5578, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5579, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5580, LLC	OK	Catherines, Inc.	100
IA/ND	Catherines #5581, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5582, LLC	MN	Catherines, Inc.	100
IA/ND	Catherines #5583, LLC	AZ	Catherines, Inc.	100
D	Catherines #5644, Inc.	FL	Catherines, Inc.	100
IA/ND	Catherines #5645, Inc.	MN	Catherines, Inc.	100
D	Catherines #5646, Inc.	CA	Catherines of California, Inc.	100
D	Catherines #5648, Inc.	GA	Catherines, Inc.	100
IA/ND	Catherines #5649, Inc.	NV	Catherines, Inc.	100
D	Catherines #5687, LLC	MI	Catherines, Inc.	100
D	Catherines #5702, LLC	IL	Catherines, Inc.	100

D	Catherines #5706, Inc.	MD	Catherines, Inc.	100
IA/ND	Catherines #5711, Inc.	MI	Catherines, Inc.	100
D	Catherines #5713, Inc.	ND	Catherines, Inc.	100
D	Catherines #5717, LLC	MA	Catherines, Inc.	100
D	Catherines #5718, Inc.	MA	Catherines, Inc.	100
D	Catherines #5724, LLC	VA	Catherines, Inc.	100
D	Catherines #5725, Inc.	FL	Catherines, Inc.	100
D	Catherines #5743, Inc.	TN	Catherines, Inc.	100
D	Catherines #5745, Inc.	FL	Catherines, Inc.	100
D	Catherines #5746, Inc.	NE	Catherines, Inc.	100
D	Catherines #5748, Inc.	MN	Catherines, Inc.	100
D	Catherines #5749 of Clay, Inc.	NY	Catherines, Inc.	100
D	Catherines #5751, LLC	IL	Catherines, Inc.	100
D	Catherines #5753, Inc.	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5757, Inc.	SC	Catherines, Inc.	100
IA/ND	Catherines #5758 of Carle Place, LLC	NY	Catherines, Inc.	100
D	Catherines #5772, LLC	MN	Catherines, Inc.	100
D	Catherines #5778, Inc.	MA	Catherines, Inc.	100
D	Catherines #5781, LLC	IL	Catherines, Inc.	100
D	Catherines #5784, LLC	IL	Catherines, Inc.	100
D	Catherines #5785, LLC	KY	Catherines, Inc.	100
D	Catherines #5786, LLC	OH	Catherines, Inc.	100
D	Catherines #5788, LLC	OH	Catherines, Inc.	100
D	Catherines #5791, LLC	OH	Catherines, Inc.	100
D	Catherines #5793, Inc.	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5794 of Pittsford, Inc.	NY	Catherines, Inc.	100
D	Catherines #5796 of Poughkeepsie, Inc.	NY	Catherines, Inc.	100
D	Catherines #5802, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5808, LLC	WA	Catherines Partners - Washington, G.P.	100
D	Catherines #5812, Inc.	LA	Catherines, Inc.	100
D	Catherines #5814, LLC	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5816, LLC	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5817 of Amherst, LLC	NY	Catherines, Inc.	100
D	Catherines #5819, Inc.	NC	Catherines, Inc.	100
D	Catherines #5824, LLC	MI	Catherines, Inc.	100
IA/ND	Catherines #5825, LLC	MI	Catherines, Inc.	100
D	Catherines #5826, Inc.	IL	Catherines, Inc.	100
D	Catherines #5837, LLC	NJ	Catherines, Inc.	100

IA/ND	Catherines #5843, Inc.	NC	Catherines, Inc.	100
D	Catherines #5845, Inc.	NC	Catherines, Inc.	100
IA/ND	Catherines #5846, Inc.	CA	Catherines of California, Inc.	100
D	Catherines #5848, Inc.	AR	Catherines, Inc.	100
D	Catherines #5849, Inc.	WI	Catherines, Inc.	100
IA/ND	Catherines #5850 of Syracuse, Inc.	NY	Catherines, Inc.	100
IA/ND	Catherines #5851, Inc.	PA	Catherines of Pennsylvania, Inc.	100
IA/ND	Catherines #5852, Inc.	PA	Catherines, Inc.	100
D	Catherines #5855, Inc.	WI	Catherines, Inc.	100
IA/ND	Catherines #5856, Inc.	NJ	Catherines, Inc.	100
D	Catherines #5857, Inc.	GA	Catherines, Inc.	100
D	Catherines #5858, Inc.	IA	Catherines, Inc.	100
D	Catherines #5859, Inc.	NC	Catherines, Inc.	100
IA/ND	Catherines #5860, Inc.	AL	Catherines, Inc.	100
D	Catherines #5861, Inc.	OH	Catherines, Inc.	100
IA/ND	Catherines #5862, Inc.	MN	Catherines, Inc.	100
D	Catherines #5863, Inc.	MS	Catherines, Inc.	100
D	Catherines #5867, Inc.	KS	Catherines, Inc.	100
IA/ND	Catherines #5869 of Rotterdam, Inc.	NY	Catherines, Inc.	100
D	Catherines #5871, Inc.	MT	Catherines, Inc.	100
IA/ND	Catherines #5872, Inc.	MD	Catherines, Inc.	100
D	Catherines #5873, Inc.	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5874, Inc.	GA	Catherines, Inc.	100
D	Catherines #5875, Inc.	WI	Catherines, Inc.	100
D	Catherines #5876, Inc.	IL	Catherines, Inc.	100
D	Catherines #5879, Inc.	WV	Catherines, Inc.	100
D	Catherines #5881, Inc.	AL	Catherines, Inc.	100
D	Catherines #5885, Inc.	AL	Catherines, Inc.	100
IA/ND	Catherines #5888, Inc.	IL	Catherines, Inc.	100
D	Catherines #5889, Inc.	CA	Catherines of California, Inc.	100
D	Catherines #5890, Inc.	WI	Catherines, Inc.	100
IA/ND	Catherines #5891, Inc.	IL	Catherines, Inc.	100
IA/ND	Catherines #5892, Inc.	CA	Catherines of California, Inc.	100
D	Catherines #5893, Inc.	LA	Catherines, Inc.	100
IA/ND	Catherines #5894, Inc.	OK	Catherines, Inc.	100
D	Catherines #5951, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5952, LLC	OK	Catherines, Inc.	100
IA/ND	Catherines #5953, LLC	TX	Catherines Stores Corporation	100
IA/ND	Catherines #5954, LLC	TX	Catherines Stores Corporation	100

D	Catherines #5955, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5956, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5957, LLC	FL	Catherines, Inc.	100
D	Catherines #5958, LLC	TN	Catherines, Inc.	100
D	Catherines #5959, LLC	LA	Catherines, Inc.	100
D	Catherines #5960, LLC	AZ	Catherines, Inc.	100
D	Catherines #5961, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5962, LLC	FL	Catherines, Inc.	100
D	Catherines #5963, LLC	IL	Catherines, Inc.	100
IA/ND	Catherines #5964, LLC	FL	Catherines, Inc.	100
D	Catherines #5965, LLC	IL	Catherines, Inc.	100
D	Catherines #5966, LLC	TN	Catherines, Inc.	100
D	Catherines #5967, LLC	KS	Catherines, Inc.	100
D	Catherines #5968, LLC	MI	Catherines, Inc.	100
D	Catherines #5969, LLC	FL	Catherines, Inc.	100
D	Catherines #5971, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5972, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5973, LLC	LA	Catherines, Inc.	100
D	Catherines #5974, LLC	GA	Catherines, Inc.	100
D	Catherines #5976, LLC	OK	Catherines, Inc.	100
D	Catherines #5977, LLC	VA	Catherines, Inc.	100
IA/ND	Catherines #5978, LLC	CO	Catherines, Inc.	100
D	Catherines #5979, LLC	NV	Catherines, Inc.	100
D	Catherines #5980, LLC	TX	Catherines Stores Corporation	100
IA/ND	Catherines #5981, LLC	IL	Catherines, Inc.	100
D	Catherines #5982, LLC	MS	Catherines, Inc.	100
D	Catherines #5983, LLC	TX	Catherines Stores Corporation	100
IA/ND	Catherines #5986, LLC	AL	Catherines, Inc.	100
IA/ND	Catherines 5257, LLC	MO	Catherines, Inc.	100
D	Catherines 5282, Inc.	CA	Catherines of California, Inc.	100
D	Catherines 5405, Inc.	CA	Catherines of California, Inc.	100
D	Catherines 5406, Inc.	CA	Catherines of California, Inc.	100
IA/ND	Catherines 5409, Inc.	CA	Catherines of California, Inc.	100
IA/ND	Catherines 5414, Inc.	CA	Catherines of California, Inc.	100
D	Catherines 5565, LLC	MO	Catherines, Inc.	100
D	Catherines 5569, Inc.	CA	Catherines of California, Inc.	100

D	Catherines 5647, Inc.	CA	Catherines of California, Inc.	100
D	Catherines 5738, Inc.	CA	Catherines of California, Inc.	100
D	Catherines 5741, Inc.	CA	Catherines of California, Inc.	100
D	Catherines 5742, Inc.	MO	Catherines, Inc.	100
IA/ND	Catherines 5774, Inc.	CA	Catherines of California, Inc.	100
IA/ND	Catherines 5831, Inc.	CA	Catherines of California, Inc.	100
D	Catherines 5832, Inc.	CA	Catherines of California, Inc.	100
D	Catherines 5834, Inc.	CA	Catherines of California, Inc.	100
D	Catherines 5970, LLC	MO	Catherines, Inc.	100
D	Catherines 5975, Inc.	CA	Catherines of California, Inc.	100
D	Catherines C.S.A.C., Inc.	DE	Catherines Stores Corporation	100
IA/ND	Catherines C.S.I.C., Inc.	DE	Catherines, Inc.	100
D	Catherines of California, Inc.	CA	Catherines, Inc.	100
D	Catherines of Nevada, Inc.	NV	Catherines Stores Corporation	100
D	Catherines of Pennsylvania, Inc.	TN	Catherines, Inc.	100
D	Catherines Partners - Washington, G.P.	WA	Catherines, Inc. (Managing Partner)	Catherines, Inc. = 99% Catherines Stores Corporation = 1%
D	Catherines Partners-Indiana, LLP	IN	Catherines Stores of Indiana, Inc. (Managing Partner)	Catherines Stores Corporation - 99% Catherines Stores of Indiana, Inc. = 1%
D	Catherines Stores Corporation	TN	Charming Shoppes, Inc.	100
D	Catherines Stores of Indiana, Inc.	IN	Catherines, Inc.	100
IA/ND	Catherines Stores of Texas, Inc.	TX	Catherines, Inc.	100
D	Catherines Woman Delaware, Inc.	DE	Modern Woman Specialty, Inc.	100
D	Catherines Woman Michigan, Inc.	MI	Catherines Woman Delaware, Inc. (DE)	100
D	Catherines, Inc.	DE	Catherines Stores Corporation	100
IA/ND	Catherines.com, Inc.	TN	Catherines, Inc.	100
D	CCTM, Inc.	DE	Charming Shoppes, Inc.	100

IA/ND	Charm-Fin Stores, Inc.	DE	Charming Shoppes, Inc.	100
D	Charming Direct, Inc.	DE	Charming Shoppes, Inc.	100
D	Charming Shoppes Interactive, Inc.	DE	Charming Shoppes, Inc.	100
D	Charming Shoppes of Delaware, Inc.	PA	Charming Shoppes, Inc.	100
IA/ND	Charming Shoppes of Norristown, Inc	PA	CS Holdco LLC	100
IA/ND	Charming Shoppes of Trenton, Inc.	NJ	CS Holdco LLC	100
D	Charming Shoppes Outlet Stores, LLC	DE	Outlet Division Store Co., Inc.	100
D	Charming Shoppes Receivables Corp.	DE	Fashion Service LLC	100
D	Charming Shoppes Seller, Inc.	DE	Fashion Service LLC	100
D	Charming Shoppes Street, Inc.	DE	Charming Shoppes Seller, Inc.	100
D	Chestnut Acquisition Sub, Inc.	DE	Charming Shoppes, Inc.	100
IA/ND	Columbia #2589 Development Co., Inc.	TN	Kafco Development Co., Inc.	100
D	Crosstown Traders, Inc.	DE	Chestnut Acquisition Sub, Inc.	100
D	CS Holdco II Inc.	DE	CS Holdco LLC	100
D	CS Holdco LLC	DE	Charming Shoppes, Inc.	100
F	CS Insurance Ltd.	Bermuda	FSHC, Inc.	100
D	CS Investment Company	DE	Charming Shoppes, Inc.	100
D	CSD Acquisition Corp.	DE	Charming Shoppes, Inc.	100
D	CSGC, Inc.	OH	CS Holdco LLC	100
D	CSI Industries, Inc.	DE	Charming Shoppes, Inc.	100
F	CSI Trade Services Limited	Hong Kong	Kirkstone Company Ltd.	100
D	CSIM, Inc.	PA	CS Holdco LLC	100
IA/ND	CSPE, LLC	PA	Charming Shoppes of Delaware, Inc.	100
D	F.B. Plus Women’s Apparel of Kingston, Inc.	PA	CS Holdco LLC	100
D	F.B. Women’s Apparel of Delmar, Inc.	PA	CS Holdco LLC	100
D	F.B. Women’s Apparel of Depew, Inc.	PA	CS Holdco LLC	100
IA/ND	F.B. Women’s Apparel of Oneonta, Inc.	PA	CS Holdco LLC	100
D	F.B. Women’s Apparel of Panorama Plaza, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #108, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #139, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
IA/ND	Fashion Bug #141, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #144, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #157, Inc.	OH	CS Holdco LLC	100

IA/ND	Fashion Bug #2003, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2004, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2006, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #2009, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2010, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2011, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #2015, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2018, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2020, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #2021, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2022, Inc.	IN	CS Holdco II Inc.	100
D	Fashion Bug #2023 Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2027, Inc.	NE	CS Holdco LLC	100
IA/ND	Fashion Bug #2028, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #2029, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2030, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2031, Inc.	KS	CS Holdco LLC	100
IA/ND	Fashion Bug #2032, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2034, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #2036, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2037, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2040, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #2043, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2044, Inc.	NC	CS Holdco LLC	100
D	Fashion Bug #2045 of East Greenbush, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2047, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2049, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #2050 of Massena, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2051, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2052, Inc.	MN	CS Holdco LLC	100
D	Fashion Bug #2053, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #2057, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #2058, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2063, Inc.	KS	CS Holdco LLC	100
IA/ND	Fashion Bug #2065, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #2067, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug #2069, Inc.	AR	CS Holdco LLC	100
D	Fashion Bug #2070 of Brooklyn, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2072 of Islandia, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2074, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #2075, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #2077, Inc.	MI	CS Holdco LLC	100

IA/ND	Fashion Bug #2078, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2079, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2080, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2081 of Ogdensburg, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2082, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #2084, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2085, Inc.	KS	CS Holdco LLC	100
D	Fashion Bug #2086, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2088, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #2090, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #2091, Inc.	FL	CS Holdco LLC	100
D	Fashion Bug #2093, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2095, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2096, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2097, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #2100 of Batavia, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2101, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2102, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #2103, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #2106 of Depew, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2109, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #2112, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #2113, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #2115, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2118 of Newburgh, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2119, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2120, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2121, Inc.	IN	CS Holdco II Inc.	100
D	Fashion Bug #2123, Inc.	VA	CS Holdco LLC	100
D	Fashion Bug #2124, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2125, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #2126, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2129, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2131, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2133, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2134, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2137, Inc.	IN	CS Holdco II Inc.	100
D	Fashion Bug #2139, Inc.	OR	CS Holdco LLC	100
IA/ND	Fashion Bug #2141, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2143, Inc.	NE	CS Holdco LLC	100
IA/ND	Fashion Bug #2145, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2147, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2148, Inc.	WI	CS Holdco LLC	100

IA/ND	Fashion Bug #2149, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2150, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2151, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2154, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2156, Inc.	RI	CS Holdco LLC	100
D	Fashion Bug #2157 of Oneida, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2158, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #2162, Inc.	NC	CS Holdco LLC	100
IA/ND	Fashion Bug #2166, Inc.	IA	CS Holdco LLC	100
D	Fashion Bug #2169, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #2170, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #2171, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2172, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #2173, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #2174, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2175, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #2181, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #2182, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #2183, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2184 of Webster, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2185, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2186, Inc.	OR	CS Holdco LLC	100
D	Fashion Bug #2187, Inc.	MN	CS Holdco LLC	100
D	Fashion Bug #2189, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2190, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2192, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2193, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2194, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2195, Inc.	WV	CS Holdco LLC	100
D	Fashion Bug #2196 of Newark, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2199, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #2203, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #2204 of Hornell, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2206, Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug #2209, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #2210 of Kingston, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2212, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2214, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #2215, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #2220, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2221, Inc.	OH	CS Holdco LLC	100

IA/ND	Fashion Bug #2222, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #2224, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #2226, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2227, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2228, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2230, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2231, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2232, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2233, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #2235, Inc.	IN	CS Holdco II Inc.	100
D	Fashion Bug #2237, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2238, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2239, Inc.	OR	CS Holdco LLC	100
IA/ND	Fashion Bug #2240, Inc.	ID	CS Holdco LLC	100
IA/ND	Fashion Bug #2241, Inc.	ID	CS Holdco LLC	100
D	Fashion Bug #2242, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2243, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #2244 of Canandaigua, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2245, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #2247, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2249, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2254, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2255, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #2257, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #2258, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2259, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2260, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2262, Inc.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug #2263, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
IA/ND	Fashion Bug #2264, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2266, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2275, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2278, Inc.	NC	CS Holdco LLC	100
D	Fashion Bug #2279, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2280, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2281, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2284, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2285, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #2289 of Garden City, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2290, Inc.	RI	CS Holdco LLC	100
D	Fashion Bug #2291, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2292, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2293, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2295, Inc.	WI	CS Holdco LLC	100

IA/ND	Fashion Bug #2296, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2297, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2298, Inc.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug #2299, Inc.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug #2301, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #2304, Inc.	VA	CS Holdco LLC	100
D	Fashion Bug #2305, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2309, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
IA/ND	Fashion Bug #2311, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #2313, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #2314, Inc.	IN	CS Holdco II Inc.	100
D	Fashion Bug #2315, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2322, Inc.	ME	CS Holdco LLC	100
D	Fashion Bug #2325, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2326, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2328, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #2330, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2332, Inc.	VA	CS Holdco LLC	100
D	Fashion Bug #2335, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #2337, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2339, Inc.	RI	CS Holdco LLC	100
IA/ND	Fashion Bug #2340, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2343, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2345, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2347, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2348, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #2349, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2350, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2351, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #2352, Inc.	WV	CS Holdco LLC	100
D	Fashion Bug #2353, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2354, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #2355, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2356, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #2357, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2359, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2360, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2362, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2364 of North Tonawanda, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2369, Inc.	SC	CS Holdco LLC	100
D	Fashion Bug #2370 of Malone, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2374, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2375, Inc.	IL	CS Holdco LLC	100

IA/ND	Fashion Bug #2376, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2377, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2378, Inc.	NV	CS Holdco LLC	100
IA/ND	Fashion Bug #2379, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2380, Inc.	NC	CS Holdco LLC	100
IA/ND	Fashion Bug #2382, Inc.	TN	CS Holdco LLC	100
D	Fashion Bug #2384 of Rochester, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2385, Inc.	ME	CS Holdco LLC	100
D	Fashion Bug #2389, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2390, Inc.	ND	CS Holdco LLC	100
IA/ND	Fashion Bug #2391, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #2393, Inc.	VT	CS Holdco LLC	100
D	Fashion Bug #2394, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2395, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #2396 of Big Flats, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2397, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #2398, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2399, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2403, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #2404, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #2406, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #2407, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2409, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2411, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2412, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2415, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2416, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2420, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #2421, Inc.	NV	CS Holdco LLC	100
D	Fashion Bug #2421, LLC	NV	CSGC, INC.	100
IA/ND	Fashion Bug #2422, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #2423, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2424, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #2425, Inc.	CT	CS Holdco LLC	100
D	Fashion Bug #2426 of East Aurora, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2431, Inc.	SD	CS Holdco LLC	100
IA/ND	Fashion Bug #2432, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2435, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2436, Inc.	ME	CS Holdco LLC	100
D	Fashion Bug #2437, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2439, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2440, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2446, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2449, Inc.	NV	CS Holdco LLC	100

IA/ND	Fashion Bug #2452, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #2453, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2455 of Wilton, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2458, Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug #2459, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2460, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2462, Inc.	OR	CS Holdco LLC	100
IA/ND	Fashion Bug #2466, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2468 of Bath, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2470 of Binghamton, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2472, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #2473, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2474, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2476 of Middle Island, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2478, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #2484, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #2485, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #2488, Inc.	MN	CS Holdco LLC	100
D	Fashion Bug #2492, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2497, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2505 of Hudson, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2508, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #2510, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2511, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #2512, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2513, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #2518, Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug #2519 of Fulton, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2520, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2523, Inc.	FL	CS Holdco LLC	100
D	Fashion Bug #2524, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #2529, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #2530, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #2531, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #2533, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #2534, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #2537, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #2538, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #2540, Inc.	FL	CS Holdco LLC	100
D	Fashion Bug #2542, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #255, Inc.	ME	CS Holdco LLC	100

IA/ND	Fashion Bug #2551 of Clay, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2553, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2554, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2555, Inc.	ME	CS Holdco LLC	100
D	Fashion Bug #2556, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2561, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2562, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2564, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #2565, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #2568, Inc.	FL	CS Holdco LLC	100
D	Fashion Bug #2571, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2574, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2575, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug #2577, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #2578, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2579, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #258, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug #2580, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2582, Inc.	SC	CS Holdco LLC	100
IA/ND	FASHION BUG #2583, INC.	WV	CS Holdco LLC	100
D	Fashion Bug #2584 of Cortland, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2585, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #2586, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2587, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2589, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug #2593, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #2594, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #2597 of Colonie, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2601, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #2603, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #2604 of Vestal, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2605, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #2608, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2609, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2610, Inc.	MI	CS Holdco LLC	100
IA/ND	FASHION BUG #2613, INC.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug #2616, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2617, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #2619, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2620, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #2621, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2627 of West Seneca, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2629, Inc.	MI	CS Holdco LLC	100

IA/ND	Fashion Bug #263, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2635 of Geneseo, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2636, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2649, Inc.	NM	CS Holdco LLC	100
IA/ND	Fashion Bug #265, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #2650, Inc.	IA	CS Holdco LLC	100
IA/ND	Fashion Bug #2658, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2659, Inc.	VT	CS Holdco LLC	100
IA/ND	Fashion Bug #2661 of Lakewood, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2663, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2665, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2667, Inc.	VA	CS Holdco LLC	100
D	Fashion Bug #2671, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2677, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #2679, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #2680, Inc.	IA	CS Holdco LLC	100
IA/ND	Fashion Bug #2682, Inc.	CO	CS Holdco LLC	100
D	Fashion Bug #2685, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #2688, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #2689, Inc.	UT	CS Holdco LLC	100
D	Fashion Bug #2695, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2697, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2699, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2700 of Port Jefferson, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2701, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #2707, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #2708, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2709, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2711, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2717, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2719, Inc.	IA	CS Holdco LLC	100
D	Fashion Bug #2720, Inc.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug #2721, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2722, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #2724, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2727, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #2729, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2730, Inc.	DE	CS Holdco LLC	100
D	Fashion Bug #2731, Inc.	DE	CS Holdco LLC	100
D	Fashion Bug #2733, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #2736, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #2737, Inc.	MI	CS Holdco LLC	100

D	Fashion Bug #2738, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #2739 of Rotterdam, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2740, Inc.	KS	CS Holdco LLC	100
D	Fashion Bug #2741, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2749, Inc.	MN	CS Holdco LLC	100
D	Fashion Bug #2750, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2751, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2759, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2763, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2766, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2767, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2768, Inc.	IN	CS Holdco II Inc.	100
IA/ND	Fashion Bug #2769, Inc.	WY	CS Holdco LLC	100
IA/ND	Fashion Bug #2773, Inc.	ID	CS Holdco LLC	100
D	Fashion Bug #2775, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2779, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2781, Inc.	NC	CS Holdco LLC	100
IA/ND	Fashion Bug #2786, Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug #2787, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #2789, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #279, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2791, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2794, Inc.	NV	CS Holdco LLC	100
IA/ND	Fashion Bug #2795, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2796 of Cobleskill, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2797, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #2802, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2803, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #2805, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #2807, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #2811, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2820, Inc.	CT	CS Holdco LLC	100
D	Fashion Bug #2821, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #2822, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2826, Inc.	RI	CS Holdco LLC	100
IA/ND	Fashion Bug #2828, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2829, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2838, Inc.	OR	CS Holdco LLC	100
IA/ND	Fashion Bug #2841, Inc.	IN	CS Holdco LLC	100
D	Fashion Bug #2842, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #2844, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2850, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2851, Inc.	NJ	CS Holdco LLC	100

IA/ND	Fashion Bug #2852, Inc.	CO	CS Holdco LLC	100
D	Fashion Bug #2853 of Rome, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2855, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #2857, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2858, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #2863, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2864, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2868, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #2869, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #2871 of Albany, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2872, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2874, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
D	Fashion Bug #2879, Inc.	OR	CS Holdco LLC	100
IA/ND	Fashion Bug #2881, Inc.	NH	CS Holdco LLC	100
IA/ND	FASHION BUG #2883, INC.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug #2886, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2893, Inc.	MT	CS Holdco LLC	100
IA/ND	Fashion Bug #2894, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #2898, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #2899, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #2905, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #2906, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #2907, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #2909, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2911, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug #2913, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2915, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2920, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #2922, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2923 of Amsterdam, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2924, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2928, Inc.	RI	CS Holdco LLC	100
D	Fashion Bug #2930, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #2932, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2934, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #2941, Inc.	DE	CS Holdco LLC	100
IA/ND	Fashion Bug #2944, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #2945 of Medina, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2951, Inc.	NC	CS Holdco LLC	100
IA/ND	Fashion Bug #2954, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2956, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2958, Inc.	MI	CS Holdco LLC	100

D	Fashion Bug #2959 of Buffalo, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2959 of Buffalo, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2969, Inc.	WY	CS Holdco LLC	100
IA/ND	Fashion Bug #2972, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #2973, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #2974, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2978, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2982, Inc.	VT	CS Holdco LLC	100
IA/ND	Fashion Bug #2983, Inc.	ME	CS Holdco LLC	100
D	Fashion Bug #2988, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #2989, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2990, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2995, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2998, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3001, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #3005, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3006, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #3008, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #3011, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3016, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3018, Inc.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug #3020, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #3023, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #3028, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #3030, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #3033, Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug #3034, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #3040, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #3042, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3044, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #3046, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #3047, Inc.	TN	CS Holdco LLC	100
D	Fashion Bug #3048 of Wellsville, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3049, Inc.	CT	CS Holdco LLC	100
D	Fashion Bug #3050, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #3052, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #3054, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3056, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #3057, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3058, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #3062, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #3069, Inc.	NJ	CS Holdco LLC	100

IA/ND	Fashion Bug #3078, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #3079, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #3081, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3091, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3092, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #3093, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #3094, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #3099, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #3102, Inc.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug #3104, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #3107, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3108, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #3110, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3114, Inc.	AZ	CS Holdco LLC	100
D	Fashion Bug #3115, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3116, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #3118, Inc.	CO	CS Holdco LLC	100
IA/ND	Fashion Bug #3120, Inc.	AZ	CS Holdco LLC	100
D	Fashion Bug #3121, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3122, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3123, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #3126, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #3130, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #3131, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3133, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #3134, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3136, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #3137, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3138, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #3139, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3140, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3143 of Norwich, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #3144, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #3147, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #3148, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3149, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3150, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3154, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #3155, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #3156, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #3157, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #3158, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #3159, Inc.	NM	CS Holdco LLC	100
IA/ND	Fashion Bug #3163, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #3164, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #3166, Inc.	NJ	CS Holdco LLC	100

D	Fashion Bug #3170, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3171, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3172, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3173, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3174, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #3177, Inc.	DE	CS Holdco LLC	100
D	Fashion Bug #3179, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #3180, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #3181, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #3183, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #3185, Inc.	NM	CS Holdco LLC	100
D	Fashion Bug #3187, Inc.	KS	CS Holdco LLC	100
IA/ND	Fashion Bug #3189, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3192, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #3194, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3195, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #3196, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #3198, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #3199, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #3200, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3201, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3202, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3203, Inc.	TN	CS Holdco LLC	100
D	Fashion Bug #3206, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3207, Inc.	SC	CS Holdco LLC	100
D	Fashion Bug #3209, Inc.	IA	CS Holdco LLC	100
D	Fashion Bug #3210, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3211, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #3212, Inc.	TN	CS Holdco LLC	100
D	Fashion Bug #3213, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3214, Inc.	LA	CS Holdco LLC	100
D	Fashion Bug #3215, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3216, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #3224, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #3225, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3226 of Auburn, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3227, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3229, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3230, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3231, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #3232, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3233, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3234, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #3235, Inc.	IN	Fashion Bug Retail Companies LLC	100

D	Fashion Bug #3236, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3237, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3238, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3239, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #3240, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #3241, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #3243, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #3246, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3247, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #3248, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #3249, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #3250, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #3251, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #3252, Inc.	NV	CS Holdco LLC	100
D	Fashion Bug #3253, Inc.	IA	CS Holdco LLC	100
IA/ND	Fashion Bug #3254, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #3255, Inc.	NE	CS Holdco LLC	100
IA/ND	Fashion Bug #3259, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #3260, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3261, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3263, Inc.	NC	CS Holdco LLC	100
IA/ND	Fashion Bug #3265, Inc.	MN	CS Holdco LLC	100
D	Fashion Bug #3267, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3274, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3278, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #3279, Inc.	OR	CS Holdco LLC	100
D	Fashion Bug #3280, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3281 of Syracuse, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3284 of Poughkeepsie, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #3286, Inc.	WV	CS Holdco LLC	100
D	Fashion Bug #3288, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3289, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3290, Inc.	OR	CS Holdco LLC	100
D	Fashion Bug #3291, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #3292, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #3294, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3295, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3296, Inc.	MN	CS Holdco LLC	100
D	Fashion Bug #3297, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #3298, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3299, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3300, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3301, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #3304, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #3307, Inc.	AL	CS Holdco LLC	100

IA/ND	Fashion Bug #3310, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3311, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #3314, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #3315, Inc.	VT	CS Holdco LLC	100
D	Fashion Bug #3318, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #3319, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3321, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #3322, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3323, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #3324, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug #3327, Inc.	SC	CS Holdco LLC	100
IA/ND	Fashion Bug #3328, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug #3329, Inc.	SC	CS Holdco LLC	100
IA/ND	Fashion Bug #3330, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #3331, Inc.	ID	CS Holdco LLC	100
D	Fashion Bug #3332, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #3333, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #3336, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3337, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #3338, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3339, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3340, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3341 of Lockport, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3343, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3344, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #3345, Inc.	IA	CS Holdco LLC	100
D	Fashion Bug #3346, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #3348, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #3349, Inc.	OR	CS Holdco LLC	100
IA/ND	Fashion Bug #3350, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3351 of Rochester, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #3352, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3353, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #3359, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #336, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
IA/ND	Fashion Bug #3361, Inc.	IA	CS Holdco LLC	100
D	Fashion Bug #3362, Inc.	OK	CS Holdco LLC	100
IA/ND	Fashion Bug #3363, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3364, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #3366, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3368, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #3370, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #3371, Inc.	SC	CS Holdco LLC	100
D	Fashion Bug #3373, Inc.	IL	CS Holdco LLC	100

IA/ND	Fashion Bug #3375, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #3379, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3380, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #3381, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3382, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #3383, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3384, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #3385, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #3386, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3388, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #3390, Inc.	MS	CS Holdco LLC	100
IA/ND	Fashion Bug #3392, Inc.	MS	CS Holdco LLC	100
IA/ND	Fashion Bug #3393, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3395, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #3396, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #3397, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3398, Inc.	NV	CS Holdco LLC	100
IA/ND	Fashion Bug #3399, Inc.	SC	CS Holdco LLC	100
IA/ND	Fashion Bug #3400, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3402, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3403, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #3404, Inc.	WV	CS Holdco LLC	100
D	Fashion Bug #3405 of Riverhead, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #3406, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3407, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #3408 of Hamburg, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3409, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3411, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #3413, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3414, Inc.	OK	CS Holdco LLC	100
D	Fashion Bug #3415, Inc.	OK	CS Holdco LLC	100
D	Fashion Bug #3416, Inc.	OK	CS Holdco LLC	100
IA/ND	Fashion Bug #3420, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #3421, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3422, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #3423, Inc.	IN	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3424, Inc.	IN	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3425, Inc.	IN	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3427, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #3429, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #3430, Inc.	KS	CS Holdco LLC	100
IA/ND	Fashion Bug #3432, Inc.	NC	CS Holdco LLC	100
D	Fashion Bug #3434, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3435, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3437, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #3438, Inc	WA	CS Holdco LLC	100

IA/ND	Fashion Bug #3439, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3440, Inc.	MS	CS Holdco LLC	100
IA/ND	Fashion Bug #3441, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3442 of Staten Island, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3443, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #3445, Inc.	OK	CS Holdco LLC	100
D	Fashion Bug #3446, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #3448, Inc.	VT	CS Holdco LLC	100
D	Fashion Bug #3450, Inc.	MS	CS Holdco LLC	100
D	Fashion Bug #3451, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3452, Inc.	NC	CS Holdco LLC	100
IA/ND	Fashion Bug #3453, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3455, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3456, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3457, Inc.	NM	CS Holdco LLC	100
D	Fashion Bug #3458, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #3461, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3462, Inc.	VA	CS Holdco LLC	100
D	Fashion Bug #3463, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3464, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #3465, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3466, Inc.	OR	CS Holdco LLC	100
IA/ND	Fashion Bug #3468, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3469, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3470, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3471, Inc.	ID	CS Holdco LLC	100
IA/ND	Fashion Bug #3472, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3473, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3474, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #3475, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #3477, Inc.	ID	CS Holdco LLC	100
D	Fashion Bug #3479, Inc.	AR	CS Holdco LLC	100
IA/ND	Fashion Bug #3480, Inc.	AL	CS Holdco LLC	100
IA/ND	Fashion Bug #3481, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #3482, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3483, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3484, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #3485, Inc.	DE	CS Holdco LLC	100
IA/ND	Fashion Bug #3486, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3488, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #3490, Inc.	OR	CS Holdco LLC	100
D	Fashion Bug #3491 of Cheektowaga, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3492, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3493, Inc.	KY	CS Holdco LLC	100

IA/ND	Fashion Bug #3494, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #3495, Inc.	OR	CS Holdco LLC	100
D	Fashion Bug #3496, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3498, Inc.	TN	CS Holdco LLC	100
D	Fashion Bug #3501 of Middletown, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #3503, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #3504, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #3505, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3506, Inc.	NV	CS Holdco LLC	100
D	Fashion Bug #3507, Inc.	AR	CS Holdco LLC	100
IA/ND	Fashion Bug #3508, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3510, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3512, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #3513, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #3514, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3515, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #3516, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3521, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3522 of Clarence, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3525, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3526, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #3527, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3529, Inc.	SC	CS Holdco LLC	100
IA/ND	Fashion Bug #3530, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #3533, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3534, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3535, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3536, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug #3537, Inc.	NC	CS Holdco LLC	100
D	Fashion Bug #3538, Inc.	VA	CS Holdco LLC	100
D	Fashion Bug #3540, Inc.	UT	CS Holdco LLC	100
IA/ND	Fashion Bug #3544, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3545, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3547, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #3548, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #3549, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #3551 of Ithaca, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3553, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #3556, Inc.	OR	CS Holdco LLC	100
D	Fashion Bug #3558, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #3559, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3560, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #3561, Inc.	FL	CS Holdco LLC	100

IA/ND	Fashion Bug #3562, Inc.	NC	CS Holdco LLC	100
D	Fashion Bug #3565, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #3567, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3569, Inc.	AL	CS Holdco LLC	100
D	Fashion Bug #3570, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #3572, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3573, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #3574, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3575, Inc.	WV	CS Holdco LLC	100
D	Fashion Bug #3577, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #3579, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3580, Inc.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug #3581, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3583, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3585, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3587, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3588, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #3589, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3591, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #3592, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3593, Inc.	ID	CS Holdco LLC	100
IA/ND	Fashion Bug #3594, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #3595, Inc.	CT	CS Holdco LLC	100
D	Fashion Bug #3596, Inc.	CT	CS Holdco LLC	100
D	Fashion Bug #3597, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3598, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3599, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3600, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3601, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3602, Inc.	NM	CS Holdco LLC	100
D	Fashion Bug #3603, Inc.	FL	CS Holdco LLC	100
D	Fashion Bug #3604, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3605, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #3606, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3607, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #3608, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3609, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3610, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3611, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #3612, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3613, Inc.	IN	CS Holdco II Inc.	100
D	Fashion Bug #3614, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3615 of Olean, Inc.	NY	CS Holdco LLC	100

D	Fashion Bug #3616, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3617, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #3619, Inc.	VA	CS Holdco LLC	100
D	Fashion Bug #3621, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3622, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3623, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3624, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3625, Inc.	NC	CS Holdco LLC	100
D	Fashion Bug #3626, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #3627 of Amherst, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3628, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3629, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #3630, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3631, Inc.	AZ	CS Holdco LLC	100
D	Fashion Bug #3632, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3634, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3635, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3637, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3638, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #3639, Inc.	IA	CS Holdco LLC	100
IA/ND	Fashion Bug #3640, Inc.	AZ	CS Holdco LLC	100
D	Fashion Bug #3641, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #3642, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3643, LLC	PA	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3644, LLC	WY	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3645, LLC	OH	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3646, LLC	WA	CS Holdco II Inc.	100
D	Fashion Bug #3647, LLC	OH	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3648, LLC	IN	FB Clothing, Inc.	100
IA/ND	Fashion Bug #3650, LLC	WI	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3651, LLC	IL	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3652, LLC	KY	CS Holdco II Inc.	100
D	Fashion Bug #3653, LLC	OH	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3654, LLC	TX	CS Holdco II Inc.	100
D	Fashion Bug #3655, LLC	TX	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3656, LLC	VA	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3657 of Dunkirk, LLC	NY	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3658, LLC	PA	CS Holdco II Inc.	100

IA/ND	Fashion Bug #3659, LLC	ME	CS Holdco II Inc.	100
D	Fashion Bug #3661, LLC	WV	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3662, LLC	MI	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3663, LLC	MI	CS Holdco II Inc.	100
D	Fashion Bug #3664, LLC	OH	CS Holdco II Inc.	100
D	Fashion Bug #3665, LLC	IA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3666, LLC	GA	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3667, LLC	MN	CS Holdco II Inc.	100
D	Fashion Bug #3668, LLC	MI	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3670, LLC	OH	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3671, LLC	WI	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3672, LLC	OH	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3673, LLC	NV	CS Holdco II Inc.	100
D	Fashion Bug #3674, LLC	AZ	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3676, LLC	MI	CS Holdco II Inc.	100
D	Fashion Bug #3677, LLC	MA	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3678, LLC	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3679, LLC	TX	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3680, LLC	SC	CS Holdco II Inc.	100
D	Fashion Bug #3682, LLC	VA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3683, LLC	PA	CS Holdco II Inc.	100
D	Fashion Bug #3684, LLC	PA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3685, LLC	OH	CS Holdco II Inc.	100
D	Fashion Bug #3686, LLC	WI	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3687, LLC	IL	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3688, LLC	IL	CS Holdco II Inc.	100
D	Fashion Bug #3689 of Johnstown, LLC	NY	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3691, LLC	NV	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3695, LLC	NC	CS Holdco II Inc.	100
D	Fashion Bug #3696, LLC	CO	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3698 of Newburgh, LLC	NY	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3699, LLC	PA	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3700, LLC	PA	CS Holdco II Inc.	100
D	Fashion Bug #3701, LLC	PA	Fashion Bug Retail Companies LLC	100

D	Fashion Bug #3702, LLC	IL	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3703, LLC	WI	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3704, LLC	IL	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3705, LLC	IL	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3706, LLC	IL	CS Holdco II Inc.	100
D	Fashion Bug #3707, LLC	PA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3708, LLC	AZ	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3709, LLC	OH	CS Holdco II Inc.	100
D	Fashion Bug #3710, LLC	NJ	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3712, LLC	UT	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3713, LLC	NV	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3715, LLC	AZ	CS Holdco II Inc.	100
D	Fashion Bug #3716, LLC	VA	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3718, LLC	PA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3719, LLC	OH	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3720, LLC	PA	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3722, LLC	MI	CS Holdco II Inc.	100
D	Fashion Bug #3723, LLC	IL	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3724, LLC	VA	CS Holdco II Inc.	100
D	Fashion Bug #3725, LLC	KY	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3726, LLC	WV	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3727, LLC	PA	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3728, LLC	TX	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3729, LLC	FL	CS Holdco II Inc.	100
D	Fashion Bug #3730, LLC	FL	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3731, LLC	PA	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3733, LLC	PA	CS Holdco II Inc.	100
D	Fashion Bug #3734, LLC	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3735, LLC	PA	CS Holdco II Inc.	100
D	Fashion Bug #3736, LLC	IL	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3737, LLC	NJ	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3738, LLC	PA	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3739, LLC	AZ	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3740, LLC	OH	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3742, LLC	WI	CS Holdco II Inc.	100
D	Fashion Bug #3743, LLC	ME	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3744, LLC	NH	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3745, LLC	OH	CS Holdco II Inc.	100
D	Fashion Bug #3746, LLC	FL	CS Holdco II Inc.	100

D	Fashion Bug #3747, LLC	VA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3748, LLC	FL	CS Holdco II Inc.	100
D	Fashion Bug #3749, LLC	PA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3750, LLC	PA	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3751, LLC	TX	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3753, LLC	AZ	CS Holdco II Inc.	100
D	Fashion Bug #3754, LLC	AZ	CS Holdco II Inc.	100
D	Fashion Bug #3755, LLC	IL	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3758, LLC	MI	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3759, LLC	VT	CS Holdco II Inc.	100
IA/ND	Fashion Bug #4002, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #4004, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #4006, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #4008, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #4010, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #4011, Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug #4012, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #4013, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #418, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #455, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #47, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
D	Fashion Bug #471, Inc.	MN	CS Holdco LLC	100
D	Fashion Bug #508, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #519, Inc.	WV	CS Holdco LLC	100
D	Fashion Bug #520, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #527, Inc.	KS	CS Holdco LLC	100
IA/ND	Fashion Bug #538, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #545, Inc.	VT	CS Holdco LLC	100
IA/ND	Fashion Bug #548, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #560 of Gloversville, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #562, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #564, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #566, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #573, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #574 of Syracuse, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #575, Inc.	MN	CS Holdco LLC	100
D	Fashion Bug #576, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #580, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #581, Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug #583, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #586, Inc.	NJ	CS Holdco LLC	100

D	Fashion Bug #593 of Selden, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #594, Inc.	KS	CS Holdco LLC	100
IA/ND	Fashion Bug #596, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #597, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #601, Inc.	SC	CS Holdco LLC	100
IA/ND	Fashion Bug #602, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #607, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #612, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #614, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #615, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #617, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #622, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #627, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #636, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #638, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #642, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #643, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #644, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #645, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #647, Inc.	ME	CS Holdco LLC	100
D	Fashion Bug #653, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #654, Inc.	AL	CS Holdco LLC	100
IA/ND	Fashion Bug #656, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #657, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #658, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #661, Inc.	WV	CS Holdco LLC	100
D	Fashion Bug #662, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #663, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #664, Inc.	CO	CS Holdco LLC	100
D	Fashion Bug #667, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #670, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #673, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #674, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #676 of Ozone Park, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #679 of Watertown, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #681, Inc.	IN	CS Holdco II Inc.	100
D	Fashion Bug #687, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #689, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #691, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #693, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #694, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #697, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #698, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #719, Inc.	OH	CS Holdco LLC	100

D	Fashion Bug #720 of Oswego, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #721, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #724, Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug #727, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #729, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #732, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #733, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #734 of Dunkirk, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #737, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #740, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #741, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #745, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #748, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #752, Inc.	VT	CS Holdco LLC	100
IA/ND	Fashion Bug #755, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #756, Inc.	CT	CS Holdco LLC	100
D	Fashion Bug #757 of Brockport, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #758, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #759, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #760 of Pine Plaza, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #762, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #766, Inc.	OH	CS Holdco LLC	100
IA/ND	FASHION BUG #767, INC.	WV	CS Holdco LLC	100
D	Fashion Bug #769, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #771, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #772 of Middletown, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #773, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug #774, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #775, Inc.	VT	CS Holdco LLC	100
IA/ND	Fashion Bug #776, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #778, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #779, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #786, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #787, Inc.	RI	CS Holdco LLC	100
IA/ND	Fashion Bug #788, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #793, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #797, Inc.	KS	CS Holdco LLC	100
D	Fashion Bug #799, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #84 of Queens, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug 2793, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug 3649, Inc.	CA	Fashion Bug Retail Companies LLC	100

IA/ND	Fashion Bug 3660, Inc.	CA	CS Holdco II Inc.	100
IA/ND	Fashion Bug 3669, Inc.	CA	CS Holdco II Inc.	100
IA/ND	Fashion Bug 3675, LLC	MO	CS Holdco II Inc.	100
IA/ND	Fashion Bug 3690, LLC	MO	CS Holdco II Inc.	100
D	Fashion Bug 3692, Inc.	CA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug 3693, Inc.	CA	CS Holdco II Inc.	100
IA/ND	Fashion Bug 3694, Inc.	CA	CS Holdco II Inc.	100
IA/ND	Fashion Bug 3697, Inc.	CA	CS Holdco II Inc.	100
IA/ND	Fashion Bug 3711, Inc.	CA	CS Holdco II Inc.	100
D	Fashion Bug 3714, Inc.	CA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug 3732, Inc.	CA	CS Holdco II Inc.	100
IA/ND	Fashion Bug 3732, LLC	CA	CS Holdco II Inc.	100
D	Fashion Bug 3741, Inc.	CA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug 3756, Inc.	CA	CS Holdco II Inc.	100
D	Fashion Bug 3757, Inc.	CA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug 534, Inc.	IN	CS Holdco II Inc.	100
IA/ND	Fashion Bug 768, Inc.	VA	CS Holdco LLC	100
D	Fashion Bug of 640 Plaza, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug of Allentown, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Alpena, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Altoona, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Amherst, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug of Apple Valley Square, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Audubon, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug of Aurora, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Barberton, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Belleville, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Bethlehem, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Bolingbrook, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug of Bond, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Bordentown, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Bridgeview, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Bristol, CT, Inc.	CT	CS Holdco LLC	100
D	Fashion Bug of Bristol, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Brunswick, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of California, Inc.	CA	Charming Shoppes, Inc.	100

D	Fashion Bug of Cambridge, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Cape May, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Charlottesville, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug of Chestertown, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Chillicothe, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Clarion, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Clearview Mall, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Cleveland, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug of College Square, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Cottman, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Cranberry, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Cromwell Field, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug of Culpepper, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug of Cuyahoga Falls, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug of Danbury, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Dearborn, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Dekalb, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug of Des Plaines, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Devon, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Dover Plaza, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Dunbar, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of East Hartford, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug of East Mansfield, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of East Park, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of East Side Plaza, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Edgewood, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Edwardsville, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Eldersburg, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Elkton, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Ellwood City, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Evansville, Inc.	IN	Charming Shoppes of Delaware, Inc.	100

IA/ND	Fashion Bug of Fairfield, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Fairmont, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Fall River, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Forest Plaza, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug of Frackville, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Frankfort, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Franklin, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Fredericksburg, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Freehold, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug of Front Royal, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug of Ft. Findlay, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Fullerton, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Garfield Heights, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Gibbstown, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug of Glen Burnie, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Glen Ellyn, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug of Gorham, Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug of Hagerstown, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Hamilton Square, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Hanover, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Harrisburg Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Hazleton, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Highland Ridge, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug of Hinesville, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug of Holyoke, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug of Honesdale, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Howell, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Huntington Plaza, Inc.	IN	CS Holdco II Inc.	100
IA/ND	Fashion Bug of Iroquois Manor, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Johnston, Inc.	RI	CS Holdco LLC	100
D	Fashion Bug of Joliet, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug of Kedzie, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Kent, Inc.	PA	CS Holdco LLC	100

IA/ND	Fashion Bug of Kutztown, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Lakemore Plaza, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Lansing, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of LaVale, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Lebanon, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Ledgewood, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Lewisburg, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Lewiston, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug of Logan, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Lorain, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug of Louisville, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Lower Burrell, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Lynchburg, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug of Lynn, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug of MacDade, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Manahawkin, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Manchester, N.H., Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug of Maple Heights, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Marquette, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug of Mason City, Inc.	IA	CS Holdco LLC	100
IA/ND	Fashion Bug of Mayfair, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Merritt Island, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug of Middlesboro, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Midland Plaza, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug of Midway, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug of Monroe, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Monroeville, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Montpelier, Inc.	VT	CS Holdco LLC	100
D	Fashion Bug of Morehead, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Mount Pleasant, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Mt. Clemens, Inc.	PA	CS Holdco LLC	100

D	Fashion Bug of N. Roanoke, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug of Nashville, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug of New Britain, Inc.	CT	CS Holdco LLC	100
D	Fashion Bug of New Holland, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of New Philadelphia, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of North Adams, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of North Brunswick, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of North East, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of North Point, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Norwell, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Norwin, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Oil City, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Olean, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Paintsville, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Palm Harbor, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug of Panama City, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug of Parkersburg, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Patchogue, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug of Pennsville, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Peoria, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Phillipsburg, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Portsmouth, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Pottsville, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Ravenswood, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Raynham, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug of Reisterstown, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Revere, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug of Rising Sun, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Riverside Square, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug of Rivertowne Commons, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug of Rogers Plaza, Inc.	PA	CS Holdco LLC	100

IA/ND	Fashion Bug of Saginaw, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Salem, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug of Scranton Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Sharon, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Sharonville, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Somers Point, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug of South Plainfield, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug of Speedway Shopping Center, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
D	Fashion Bug of St. Clair Shores, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug of Stratford, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug of Struthers, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug of Sturgis, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug of Taylor, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug of Tech Plaza, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Thorndale, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Toms River, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Totowa, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug of Troy, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug of Trumbull Plaza, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Tunkhannock, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Union, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Uniontown, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of University Mall, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug of University Plaza, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug of Valley Plaza, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Virginia Beach, Inc.	VA	CS Holdco LLC	100
D	Fashion Bug of Walnutport, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Warren Plaza, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug of Warren, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Warrenton, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Waukegan, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug of Waynesburg, Inc.	PA	CS Holdco LLC	100

D	Fashion Bug of Webster, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug of Weirton, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of West Frankfort, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of West Mifflin, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of West Springfield, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug of Wharton Square, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Whitman Plaza, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Williamson, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Williamsport, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Williamstown, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug of Wilmington, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug of Woodbridge, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Youngstown, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8019, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #803, LLC	CO	CS Holdco II Inc.	100
IA/ND	Fashion Bug Plus #804, Inc.	OR	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8040, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8041, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8046, Inc.	KS	CS Holdco LLC	100
D	Fashion Bug Plus #8047, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug Plus #8048, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8049, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #805, LLC	IA	CS Holdco II Inc.	100
IA/ND	Fashion Bug Plus #8051, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8057, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8058, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8059, Inc.	CO	CS Holdco LLC	100
D	Fashion Bug Plus #8060, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug Plus #8062, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8066, Inc.	OR	CS Holdco LLC	100
D	Fashion Bug Plus #8067, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8069, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug Plus #807, LLC	OK	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug Plus #8072, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8073, Inc.	MT	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8074, Inc.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8077, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug Plus #8078, Inc.	CA	CS Holdco LLC	100

IA/ND	Fashion Bug Plus #8079, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8080, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #863, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
IA/ND	Fashion Bug Plus #904, Inc.	FL	CS Holdco LLC	100
D	Fashion Bug Plus #932, Inc.	KY	CS Holdco LLC	100
IA/ND	FASHION BUG PLUS #962, INC.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #966, Inc.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #970, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #981, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #985, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #987, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #991, Inc.	IA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus of Baltimore, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug Plus of Essexville, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus of Frederick, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug Plus of Mount Greenwood, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug Plus of Northwest Plaza, Inc.	PA	CS Holdco LLC	100
IA/ND	FASHION BUG PLUS OF ST. ALBANS, INC.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug Plus of Turfland Mall, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus of Worchester, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug Retail Companies LLC	DE	CS Holdco II Inc.	100
IA/ND	Fashion Service Fulfillment Corporation	DE	Fashion Service LLC	100
D	Fashion Service LLC	DE	CS Holdco LLC	100
D	FB Apparel, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
IA/ND	FB Distro Distribution Center, LLC	DE	FB Distro, Inc.	100
IA/ND	FB Distro SM, Inc.	IN	Charming Shoppes, Inc.	100
D	FB Distro, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
D	FBGC, Inc.	OH	CS Holdco LLC	100
D	Figi’s Business Services, Inc.	WI	Figi’s, Inc.	100
D	Figi’s Gift Box, Inc.	WI	Figi’s, Inc.	100
D	Figi’s Gifts, Inc.	WI	Figi’s, Inc.	100
D	Figi’s, Inc.	WI	Crosstown Traders, Inc.	100
D	FSHC, Inc.	DE	Charming Shoppes, Inc.	100
D	Home Etc, Inc.	DE	Chestnut Acquisition Sub, Inc.	100

F	Huambo Limited	Hong Kong	Kirkstone Company Ltd.	100
D	Kafco Development Co., Inc.	PA	Charming Shoppes, Inc.	100
F	Kirkstone Company Limited	Hong Kong	FSHC, Inc.	100
F	Kirkstone India Private Limited	India	Kirkstone Company Ltd.	100
F	KS Investments Ltd.	Bermuda	Kirkstone Company Ltd.	100
IA/ND	Lane Bryant #4500, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4501, LLC	AZ	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4502, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #4503, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #4504, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4505, LLC	DC	Lane Bryant, Inc.	100
D	Lane Bryant #4506, LLC	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4507, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4508, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4509, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4511, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4512, LLC	IN	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4513, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant #4515, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
IA/ND	Lane Bryant #4516, LLC	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4517, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #4518, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant #4519, LLC	OR	Lane Bryant, Inc.	100
D	Lane Bryant #4520, LLC	ID	Lane Bryant, Inc.	100
D	Lane Bryant #4522, Inc.	KY	Lane Bryant, Inc.	100
D	Lane Bryant #4524, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4525, LLC	SC	Lane Bryant, Inc.	100
D	Lane Bryant #4526, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4527, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4528, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4529, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4530, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #4531, LLC	CO	Lane Bryant, Inc.	100
D	Lane Bryant #4533, LLC	VA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4534, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #4535, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4537, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #4538, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4539, LLC	CO	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4540, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #4541, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #4542, LLC	TX	Lane Bryant, Inc.	100

D	Lane Bryant #4543, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #4544, LLC	AR	Lane Bryant, Inc.	100
D	Lane Bryant #4545, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4546, LLC	WV	Lane Bryant, Inc.	100
D	Lane Bryant #4547, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4548, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
IA/ND	Lane Bryant #4550, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #4551, LLC	AZ	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4552, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant #4554, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4555, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4556, LLC	KY	Lane Bryant, Inc.	100
D	Lane Bryant #4557, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #4558, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant #4559, LLC	NV	Lane Bryant, Inc.	100
D	Lane Bryant #4560, LLC	AR	Lane Bryant, Inc.	100
D	Lane Bryant #4561, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4562, LLC	AL	Lane Bryant, Inc.	100
D	Lane Bryant #4563, LLC	AZ	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4564, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #4565, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #4566, LLC	OR	Lane Bryant, Inc.	100
D	Lane Bryant #4567, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #4568, LLC	LA	Lane Bryant, Inc.	100
D	Lane Bryant #4569, LLC	AR	Lane Bryant, Inc.	100
D	Lane Bryant #4570, LLC	NE	Lane Bryant, Inc.	100
D	Lane Bryant #4571, LLC	ND	Lane Bryant, Inc.	100
D	Lane Bryant #4572, LLC	OR	Lane Bryant, Inc.	100
D	Lane Bryant #4573, LLC	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #4574, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant #4575, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #4579, LLC	CO	Lane Bryant, Inc.	100
D	Lane Bryant #4580, LLC	ID	Lane Bryant, Inc.	100
D	Lane Bryant #4581, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant #4582, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #4583, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant #4584, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #4585, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #4586, LLC	AL	Lane Bryant, Inc.	100
D	Lane Bryant #4594, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4596, LLC	MS	Lane Bryant, Inc.	100
D	Lane Bryant #4599, LLC	AL	Lane Bryant, Inc.	100

D	Lane Bryant #4600, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4610, LLC	UT	Lane Bryant, Inc.	100
D	Lane Bryant #4612, LLC	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4615, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #4616, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #4617, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #4618, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant #4620 of Saratoga County, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #4622, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4627, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
IA/ND	Lane Bryant #4629, LLC	UT	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4631, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #4633, LLC	LA	Lane Bryant, Inc.	100
D	Lane Bryant #4634, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant #4638, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #4641, LLC	CO	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4642, LLC	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #4643, LLC	IA	Lane Bryant, Inc.	100
D	Lane Bryant #4646 of Horseheads, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #4647, LLC	CO	Lane Bryant, Inc.	100
D	Lane Bryant #4652, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #4654, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant #4655, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4656, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant #4657, LLC	AZ	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4658, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4662, LLC	IN	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4663, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant #4664, LLC	UT	Lane Bryant, Inc.	100
D	Lane Bryant #4665, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4666, LLC	VA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4670, LLC	OR	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4673, LLC	OK	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4674, LLC	ID	Lane Bryant, Inc.	100
D	Lane Bryant #4676, LLC	AL	Lane Bryant, Inc.	100
D	Lane Bryant #4677, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4680, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant #4685, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
IA/ND	Lane Bryant #4686, LLC	CT	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4687, LLC	SD	Lane Bryant, Inc.	100
D	Lane Bryant #4691, LLC	FL	Lane Bryant, Inc.	100

D	Lane Bryant #4693, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #4694, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4695, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4696, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #4697, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4698, LLC	IN	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4699, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #4700, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4703, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4704, LLC	KS	Lane Bryant, Inc.	100
D	Lane Bryant #4705, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4706, LLC	LA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4708, LLC	MT	Lane Bryant, Inc.	100
D	Lane Bryant #4709, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #4710, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant #4711, LLC	UT	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4712, LLC	VA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4713, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4714, LLC	OH	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4715, LLC	WI	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4717, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
IA/ND	Lane Bryant #4718, LLC	CT	Lane Bryant, Inc.	100
D	Lane Bryant #4719, LLC	TN	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4721, LLC	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4722, LLC	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4725, LLC	OH	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4726, LLC	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #4727, LLC	WA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4728, LLC	OR	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4729, LLC	DE	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4730, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
IA/ND	Lane Bryant #4731, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4732, LLC	LA	Lane Bryant, Inc.	100
D	Lane Bryant #4733, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant #4734, INC.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4736, LLC	MS	Lane Bryant, Inc.	100
D	Lane Bryant #4737, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant #4738, LLC	PA	Lane Bryant, Inc.	100
D	Lane Bryant #4741, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #4742, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #4743, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #4744, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4745, LLC	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #4746, LLC	IL	Lane Bryant, Inc.	100

D	Lane Bryant #4747, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4748, LLC	RI	Lane Bryant, Inc.	100
D	Lane Bryant #4749, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4750, LLC	CO	Lane Bryant, Inc.	100
D	Lane Bryant #4751, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #4752, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant #4753, LLC	KS	Lane Bryant, Inc.	100
D	Lane Bryant #4754, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #4755, LLC	ND	Lane Bryant, Inc.	100
D	Lane Bryant #4756, LLC	WI	Lane Bryant, Inc.	100
D	Lane Bryant #4758, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant #4759, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #4760, LLC	KS	Lane Bryant, Inc.	100
D	Lane Bryant #4761, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4762, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #4763, LLC	CT	Lane Bryant, Inc.	100
D	Lane Bryant #4764, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant #4765, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4767, LLC	OK	Lane Bryant, Inc.	100
D	Lane Bryant #4768, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant #4769, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #4770, LLC	AR	Lane Bryant, Inc.	100
D	Lane Bryant #4771, LLC	LA	Lane Bryant, Inc.	100
D	Lane Bryant #4772, LLC	KY	Lane Bryant, Inc.	100
D	Lane Bryant #4773, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4774, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #4775, LLC	CT	Lane Bryant, Inc.	100
D	Lane Bryant #4776, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant #4777, LLC	MS	Lane Bryant, Inc.	100
D	Lane Bryant #4778, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4779, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4780, LLC	SC	Lane Bryant, Inc.	100
D	Lane Bryant #4781, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4782, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #4783, LLC	PA	Lane Bryant, Inc.	100
D	Lane Bryant #4793, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #4794, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant #4795, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #4796 of Pelham Manor, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #4797, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #4798, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant #4801, LLC	IN	Lane Bryant, Inc.	100

D	Lane Bryant #4802, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant #4803, LLC	WI	Lane Bryant, Inc.	100
D	Lane Bryant #4805, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4806, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4807, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4808 of Westbury, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #4810, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #4811, LLC	CT	Lane Bryant, Inc.	100
D	Lane Bryant #4812, LLC	NC	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6001, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6004, LLC	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6005, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #6006, LLC	IN	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6007, Inc.	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #6008, Inc.	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6010, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant #6012, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6013, LLC	KY	Lane Bryant, Inc.	100
D	Lane Bryant #6017, LLC	LA	Lane Bryant, Inc.	100
D	Lane Bryant #6019, LLC	IN	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6021, LLC	WI	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6028 of Elmhurst, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6032, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6039, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #6041, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #6046, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6051, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6053, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6059, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant #6065, LLC	MI	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6075, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6077, LLC	WI	Lane Bryant, Inc.	100
D	Lane Bryant #6078, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6081, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6083, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6084, LLC	MI	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6088 of Cortlandt, Inc.	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6097, LLC	IN	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6102, LLC	WI	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6114, LLC	PA	Lane Bryant, Inc.	100
D	Lane Bryant #6116, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6118, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant #6120, Inc.	ND	Lane Bryant, Inc.	100

D	Lane Bryant #6126, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6147 of Victor, LLC	NY	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6149, Inc.	MI	Charming Shoppes, Inc.	100
D	Lane Bryant #6154, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant #6155, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #6157, Inc.	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #6158, LLC	CO	Lane Bryant, Inc.	100
D	Lane Bryant #6163, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6166, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6170, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6177, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6178, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
IA/ND	Lane Bryant #6179, LLC	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #6181, Inc.	CT	Lane Bryant, Inc.	100
D	Lane Bryant #6183, LLC	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6185, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6188, LLC	NJ	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6192, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #6196, Inc.	MS	Lane Bryant, Inc.	100
D	Lane Bryant #6202, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #6205, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6209, LLC	WV	Lane Bryant, Inc.	100
D	Lane Bryant #6211, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant #6213, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant #6215, Inc.	NC	Lane Bryant, Inc.	100
D	Lane Bryant #6218, Inc.	SC	Lane Bryant, Inc.	100
D	Lane Bryant #6219, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant #6222, LLC	OR	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6226, Inc.	WA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6227, LLC	OH	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6228, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6230, Inc.	MA	Lane Bryant, Inc.	100
D	Lane Bryant #6231, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #6234, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant #6238, Inc.	CT	Lane Bryant, Inc.	100
D	Lane Bryant #6243, Inc.	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6245, Inc.	WI	Lane Bryant, Inc.	100
D	Lane Bryant #6248, Inc.	AL	Lane Bryant, Inc.	100
D	Lane Bryant #6249, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6251, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6257 of Staten Island, LLC	NY	Lane Bryant, Inc.	100

D	Lane Bryant #6260, Inc.	NC	Lane Bryant, Inc.	100
D	Lane Bryant #6264, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #6271, Inc.	NV	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6275, Inc.	WA	Lane Bryant, Inc.	100
D	Lane Bryant #6278, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant #6280 of Levittown, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6282, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #6288, LLC	SC	Lane Bryant, Inc.	100
D	Lane Bryant #6290, LLC	OK	Lane Bryant, Inc.	100
D	Lane Bryant #6291, LLC	IA	Lane Bryant, Inc.	100
D	Lane Bryant #6294, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6295, Inc.	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #6298, LLC	AL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6300, Inc.	TN	Lane Bryant, Inc.	100
D	Lane Bryant #6301, LLC	NV	Lane Bryant, Inc.	100
D	Lane Bryant #6302, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6315 of Bayshore, Inc.	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6321, LLC	NV	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6329, Inc.	GA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6331, LLC	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #6336, LLC	KY	Lane Bryant, Inc.	100
D	Lane Bryant #6341, LLC	IA	Lane Bryant, Inc.	100
D	Lane Bryant #6342, Inc.	WA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6344, Inc.	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6345, LLC	DE	Lane Bryant, Inc.	100
D	Lane Bryant #6350, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #6353, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6355, LLC	MS	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6358, Inc.	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6365, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #6366, Inc.	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6369, Inc.	LA	Lane Bryant, Inc.	100
D	Lane Bryant #6371, Inc.	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6372, Inc.	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6373 of Shirley, Inc.	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6374, Inc.	ME	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6384, Inc.	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6385, Inc.	IA	Lane Bryant, Inc.	100
D	Lane Bryant #6388, LLC	WA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6389 of New York, LLC	NY	Lane Bryant, Inc.	100

D	Lane Bryant #6390, LLC	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #6392, LLC	WA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6397, Inc.	AL	Lane Bryant, Inc.	100
D	Lane Bryant #6399, LLC	WI	Lane Bryant, Inc.	100
D	Lane Bryant #6401, Inc.	PA	Lane Bryant of Pennsylvania, Inc.	100
IA/ND	Lane Bryant #6402, Inc.	KY	Charming Shoppes, Inc.	100
D	Lane Bryant #6404, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6406, Inc.	MI	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6407, Inc.	MD	Lane Bryant, Inc.	100
D	Lane Bryant #6409, Inc.	TN	Lane Bryant, Inc.	100
D	Lane Bryant #6417, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant #6419, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6420, Inc.	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6421, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6428, LLC	MD	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6431, Inc.	VA	Lane Bryant, Inc.	100
D	Lane Bryant #6432, inc.	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #6433, Inc.	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6435, LLC	NJ	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6436, Inc.	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6440, Inc.	MD	Lane Bryant, Inc.	100
D	Lane Bryant #6442, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #6446, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant #6456, Inc.	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #6457 of Buffalo, Inc.	NY	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6458, Inc.	IN	Lane Bryant, Inc.	100
D	Lane Bryant #6461, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6464, Inc.	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6466, Inc.	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6469, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #6470, LLC	CO	Lane Bryant, Inc.	100
D	Lane Bryant #6474, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6478, Inc.	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6479, LLC	NC	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6480, Inc.	VA	Lane Bryant, Inc.	100
D	Lane Bryant #6481, LLC	WI	Lane Bryant, Inc.	100
D	Lane Bryant #6484, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #6485, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #6490, LLC	CO	Lane Bryant, Inc.	100
D	Lane Bryant #6491, LLC	SC	Lane Bryant, Inc.	100
D	Lane Bryant #6494, LLC	NC	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6498, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #6499, LLC	OH	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6503, Inc.	PA	Lane Bryant of Pennsylvania, Inc.	100

IA/ND	Lane Bryant #6510, Inc.	NC	Lane Bryant, Inc.	100
D	Lane Bryant #6521, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6522, LLC	GA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6531, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6534, Inc.	CO	CS Holdco LLC	100
D	Lane Bryant #6537, LLC	CT	Lane Bryant, Inc.	100
D	Lane Bryant #6540, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6541, LLC	OR	Lane Bryant, Inc.	100
D	Lane Bryant #6542, Inc.	UT	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6545, Inc.	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #6557, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant #6558, Inc.	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6560, Inc.	GA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6561, Inc.	IN	Lane Bryant, Inc.	100
D	Lane Bryant #6563 of New Hartford, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6565, LLC	LA	Lane Bryant, Inc.	100
D	Lane Bryant #6566, LLC	SC	Lane Bryant, Inc.	100
D	Lane Bryant #6570, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6572, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6577, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant #6581, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant #6582, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #6586, LLC	AL	Lane Bryant, Inc.	100
D	Lane Bryant #6587, LLC	AR	Lane Bryant, Inc.	100
D	Lane Bryant #6588, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6603, LLC	OR	Lane Bryant, Inc.	100
D	Lane Bryant #6606, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant #6615, LLC	NH	Lane Bryant, Inc.	100
D	Lane Bryant #6617, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6622, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6623, Inc.	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #6637, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant #6644, LLC	NC	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6646, LLC	WA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6649, Inc.	TX	Charming Shoppes, Inc.	100
D	Lane Bryant #6651, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6652, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6654, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #6655, LLC	SC	Lane Bryant, Inc.	100
D	Lane Bryant #6657, LLC	ME	Lane Bryant, Inc.	100
D	Lane Bryant #6658, LLC	WI	Lane Bryant, Inc.	100
D	Lane Bryant #6659, LLC	IA	Lane Bryant, Inc.	100
D	Lane Bryant #6666 of Poughkeepsie, LLC	NY	Lane Bryant, Inc.	100

D	Lane bryant #6668, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6671, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6674, LLC	MN	Lane Bryant, Inc.	100
D	Lane Bryant #6679, LLC	WV	Lane Bryant, Inc.	100
D	Lane Bryant #6680, LLC	NE	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6681, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6682, LLC	UT	Lane Bryant, Inc.	100
D	Lane bryant #6685, LLC	OK	Lane Bryant, Inc.	100
D	Lane Bryant #6686, LLC	KY	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6689 of Clifton Park, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6690, LLC	MN	Lane Bryant, Inc.	100
D	Lane Bryant #6692, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6693, LLC	MN	Lane Bryant, Inc.	100
D	Lane Bryant #6696, LLC	AL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6699, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6703, LLC	PA	Lane Bryant, Inc.	100
D	Lane Bryant #6704, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6708, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6709, LLC	OK	Lane Bryant, Inc.	100
D	Lane Bryant #6710, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6711, LLC	AL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6713, LLC	CO	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6719, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant #6721, LLC	NC	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6725, LLC	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6729, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6740, LLC	WI	Lane Bryant, Inc.	100
D	Lane Bryant #6741, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6743, LLC	OK	Lane Bryant, Inc.	100
D	Lane Bryant #6745, LLC	MI	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6746, Inc.	MN	Lane Bryant, Inc.	100
D	Lane Bryant #6750 of East Northport, LLC	NY	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6755, LLC	MN	Lane Bryant, Inc.	100
D	Lane Bryant #6756, LLC	AR	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6758, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6759, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6760, LLC	NJ	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6762 of Queens, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6763, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant #6765, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant #6766, LLC	OK	Lane Bryant, Inc.	100
D	Lane Bryant #6767, LLC	TN	Lane Bryant, Inc.	100

D	Lane Bryant #6771, LLC	AL	Lane Bryant, Inc.	100
D	Lane Bryant #6772, LLC	ID	Lane Bryant, Inc.	100
D	Lane Bryant #6773, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant #6778, LLC	SC	Lane Bryant, Inc.	100
D	Lane Bryant #6782, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6784, LLC	OK	Lane Bryant, Inc.	100
D	Lane Bryant #6786, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #6788, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6792 of Brooklyn, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6794, Inc.	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6796, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6803, Inc.	PA	Charming Shoppes, Inc.	100
D	Lane Bryant #6804, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6808, LLC	NV	Lane Bryant, Inc.	100
D	Lane Bryant #6809, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant #6812, LLC	NC	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6816, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6817 of Buffalo, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6823, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6828 of Middletown, LLC	NY	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6830, Inc.	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6832, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #6833, LLC	NC	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6836, Inc.	WI	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6850, Inc.	GA	Lane Bryant, Inc.	100
D	Lane Bryant #6853, LLC	MN	Lane Bryant, Inc.	100
D	Lane Bryant #6854, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6856, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6859, Inc.	VA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6862, Inc.	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6864, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6873, Inc.	MA	Charming Shoppes, Inc.	100
D	Lane Bryant #6875, LLC	CT	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6877, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant #6879, LLC	NV	Lane Bryant, Inc.	100
D	Lane Bryant #6882, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6883, LLC	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #6891, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #6892, LLC	MS	Lane Bryant, Inc.	100
D	Lane Bryant #6895, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6896, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant #6898, LLC	NV	CSGC, Inc.	100

D	Lane Bryant #6899, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant #6901, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6905, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6907, Inc.	OH	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6909, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #6910 of Bayside, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6915, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6916, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant #6917, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant #6931, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #6933, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant #6936, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant #6937, LLC	UT	Lane Bryant, Inc.	100
D	Lane Bryant #6939, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant #6943, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6945 of Henrietta, LLC	NY	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6948, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6955, LLC	KY	Lane Bryant, Inc.	100
D	Lane Bryant #6957, LLC	VA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6960, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6962 of Valley Stream, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6968, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6974, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6979, LLC	MN	Lane Bryant, Inc.	100
D	Lane Bryant 4510, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4521, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4523, LLC	MO	Lane Bryant, Inc.	100
D	Lane Bryant 4532, LLC	MO	Lane Bryant, Inc.	100
D	Lane Bryant 4536, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4549, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4553, LLC	MO	Lane Bryant, Inc.	100
D	Lane Bryant 4577, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4578, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4679, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 4682, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4688, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4723, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4740, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4766, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4800, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4804, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6038, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6042, Inc.	CA	Lane Bryant, Inc.	100

D	Lane Bryant 6044, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6045, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6064, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6067, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6122, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6130, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6134, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6161, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6198, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6261, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6265, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6310, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6318, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6319, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6324, Inc.	MO	Lane Bryant, Inc.	100
D	Lane Bryant 6328, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6330, Inc.	MO	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6370, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6391, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6394, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6396, LLC	MO	Lane Bryant, Inc.	100
D	Lane Bryant 6398, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6405, LLC	MO	Lane Bryant, Inc.	100
D	Lane Bryant 6496, LLC	MO	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6520, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6525, LLC	MO	Lane Bryant, Inc.	100
D	Lane Bryant 6529, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6543, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6547, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6559, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6575, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6616, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6618, LLC	MO	Lane Bryant, Inc.	100
D	Lane Bryant 6625, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6642, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6662, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6684, LLC	MO	Lane Bryant, Inc.	100
D	Lane Bryant 6688, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6701, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6722, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6785, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6789, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6861, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6878, LLC	MO	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6889, Inc.	CA	Lane Bryant, Inc.	100

D	Lane Bryant 6894, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6918, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6919, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6927, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6966, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant of Pennsylvania, Inc.	PA	Lane Bryant, Inc.	100
D	Lane Bryant Outlet #4101 of Waterloo, LLC	NY	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4104, LLC	IL	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4105, LLC	CO	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4107, LLC	MA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4108, LLC	TX	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4109, LLC	LA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4112, LLC	TX	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4113, LLC	PA	Outlet Division Store Co., Inc.	100
IA/ND	Lane Bryant Outlet #4114/Petite Sophisticate Outlet, LLC	IL	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4115, LLC	GA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4116, LLC	TX	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4120 of Lake George, LLC	NY	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4121, LLC	FL	Outlet Division Store Co., Inc.	100
IA/ND	Lane Bryant Outlet #4122/Petite Sophisticate Outlet, LLC	FL	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4123, LLC	TX	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4124, LLC	KS	Outlet Division Store Co., Inc.	100
IA/ND	Lane Bryant Outlet #4127, LLC	VT	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4129, LLC	OR	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4131, LLC	GA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4132, LLC	TN	Outlet Division Store Co., Inc.	100
IA/ND	Lane Bryant Outlet #4133/Petite Sophisticate Outlet, LLC	NJ	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4136, LLC	SC	Outlet Division Store Co., Inc.	100

D	Lane Bryant Outlet #4137, LLC	NH	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4138, LLC	IA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4139, LLC	NJ	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4141, LLC	VA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4142, LLC	OH	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4143, LLC	IN	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4145, LLC	FL	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4146, LLC	FL	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4148, LLC	MS	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4149, LLC	LA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4150, LLC	NV	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4151, LLC	AL	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4153, LLC	TN	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4155, LLC	AL	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4156, LLC	OK	Outlet Division Store Co., Inc.	100
IA/ND	Lane Bryant Outlet #4157/Petite Sophisticate Outlet, LLC	VA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4158 of Deer Park, LLC	NY	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4159, LLC	VT	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4161, LLC	ID	Outlet Division Store Co., Inc.	100
IA/ND	Lane Bryant Outlet #4162, LLC	NV	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4163 of Olean, LLC	NY	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4165, LLC	AZ	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4168, LLC	NV	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4171, LLC	IL	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4172 of Dunkirk, LLC	NY	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4173, LLC	IL	Outlet Division Store Co., Inc.	100

D	Lane Bryant Outlet #4174, Inc.	TX	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4175, LLC	SC	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4179, LLC	NV	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4180, LLC	GA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4182, LLC	NJ	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4183, LLC	NH	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4184, LLC	IN	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4185, LLC	OR	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4186, Inc.	TX	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4190, LLC	AZ	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4191, LLC	AZ	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4192, LLC	WI	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4193, LLC	VA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4196, LLC	FL	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4239 of Riverhead, LLC	NY	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4240, LLC	GA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4254, LLC	NC	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4272, LLC	TN	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4279, Inc.	TX	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4320, LLC	TX	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4322, LLC	NC	Outlet Division Store Co., Inc.	100
IA/ND	Lane Bryant Outlet #4342, LLC	NE	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4343, LLC	MI	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet 4106, Inc.	CA	Outlet Division Store Co., Inc.	100
IA/ND	Lane Bryant Outlet 4124, LLC	MO	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet 4164, LLC	MO	Outlet Division Store Co., Inc.	100

D	Lane Bryant Outlet 4189, LLC	MO	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet 4237, Inc.	CA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet 4324, Inc.	CA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Purchasing Corp.	OH	Lane Bryant, Inc.	100
IA/ND	Lane Bryant Woman Catalog, Inc.	DE	Chestnut Acquisition Sub, Inc.	100
D	Lane Bryant, Inc.	DE	Charming Shoppes, Inc.	100
D	Lane Bryant/Cacique #4576, LLC	MA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4588, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4589, LLC	AR	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4590, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4591, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4592 of Vestal, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4593, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4595, LLC	LA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4597, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4598, LLC	LA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4601, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4602, LLC	CO	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4603, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4605, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4606, LLC	OK	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4607, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4608, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4609, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4613, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4614, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4621, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4623, LLC	AL	Lane Bryant, Inc.	100

IA/ND	Lane Bryant/Cacique #4624, LLC	AL	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4625, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4626, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant/Cacique #4630, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4632, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4635, LLC	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4637, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4640, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4644, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4645, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4648, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4650, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4651, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4653, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4659, LLC	SC	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4660, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4661, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4667, LLC	OK	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4668, LLC	LA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4669, LLC	KS	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4671, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4672, LLC	MI	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4675, LLC	CO	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4678, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4681, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4683, LLC	MI	Lane Bryant, Inc.	100

D	Lane Bryant/Cacique #4692, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4701, LLC	WI	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4702, LLC	GA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4707, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4720, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4724, LLC	MN	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #6203, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #6304 of Albany, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #6354, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #6375, LLC	IA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #6387, LLC	NM	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #6518, LLC	AL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #6553, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant/Cacique #6579, LLC	VA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #6944, LLC	LA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #6948, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #6963 of West Nyack, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique 4604, LLC	MO	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique 4619, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique 4628, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique 4636, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique 4649, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique 4689, Inc.	CA	Lane Bryant, Inc.	100
D	LB International Licensing, Inc.	DE	Lane Bryant Purchasing Corp.	100
F	LB International Sales Limited	Hong Kong	FSHC, Inc.	100
D	LOS #8257, LLC	AZ	Chestnut Acquisition Sub, Inc.	100
IA/ND	Macomb #2619 Development Co., Inc.	IL	Kafco Development Co., Inc.	100

IA/ND	Modern Woman #6002, Inc.	DE	Catherines Woman Delaware, Inc.	100
D	Modern Woman Holdings, Inc.	DE	CSD Acquisition Corp.	100
D	Modern Woman Specialty, Inc.	CA	Modern Woman Holdings, Inc.	100
D	Outlet Division Management Co., Inc.	DE	Charming Shoppes, Inc.	100
D	Outlet Division Store Co., Inc.	DE	Outlet Division Management Co., Inc.	100
IA/ND	Petite Sophisticate #7301, LLC	TX	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7302, LLC	TX	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7303, LLC	TX	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7304, LLC	TX	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7305, LLC	TX	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7306, LLC	TX	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7307, LLC	VA	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7308, LLC	MD	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7309, LLC	VA	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7310, LLC	TX	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7311, LLC	TX	Petite Sophisticate, Inc.	100
D	Petite Sophisticate Management Co., Inc.	DE	Charming Shoppes, Inc.	100
IA/ND	Petite Sophisticate Outlet #4408, LLC	TX	Outlet Division Store Co., Inc.	100
D	Petite Sophisticate, Inc.	DE	Petite Sophisticate Management Co., Inc.	100
IA/ND	Price Appeal #5001 of Staten Island, Inc.	NY	Catherines, Inc.[4]	100
D	PSTM, Inc.	DE	Charming Shoppes, Inc.	100
IA/ND	Rolla #2685 Development Co., Inc.	MO	Kafco Development Co., Inc.	100
F	Saddle Sound Company Limited	Hong Kong	Kirkstone Company Ltd.	100
IA/ND	San Angelo #2973 Development Co., Inc.	TX	Kafco Development Co., Inc.	100

[4]

The Acquired Company has been unable to obtain definitive confirmation with respect to the direct owner of Price Appeal #5001 of Staten Island, Inc. To the Acquired Company’s best knowledge, Catherines Inc. is the direct owner of such subsidiary. The Acquired Company is the indirect owner of 100% of the equity interest in such subsidiary. Price Appeal #5001 of Staten Island, Inc. conducts no operations and owns no assets.

D	Shoetrader, Inc.	PA	Chestnut Acquisition Sub, Inc.	100
D	Sierra Nevada Factoring, Inc.	NV	Lane Bryant, Inc.	100
D	Sonsi, Inc.	DE	Charming Shoppes, Inc.	100
D	Spirit of America, Inc.	DE	Fashion Service LLC	100
IA/ND	The Answer #5461, Inc.	VA	Catherines, Inc.	100
IA/ND	The Answer #5469, Inc	TN	Catherines, Inc.	100
IA/ND	The Answer #5542, Inc.	VA	Catherines, Inc.	100
IA/ND	The Answer #5640, Inc.	GA	Catherines, Inc.	100
F	Trimoland Limited	Hong Kong	Kirkstone Company Ltd.	100
IA/ND	Victoria #2972 Development Co., Inc.	TX	Kafco Development Co., Inc.	100
IA/ND	White Marsh Distribution, LLC	MD	Charming Shoppes of Delaware, Inc.	100
D	Winks Lane, Inc.	PA	Charming Shoppes, Inc.	100
F	Yardarm Trading Limited	Hong Kong	Kirkstone Company Ltd.	100
IA/ND	Yucca #2524 Development Co., Inc.	CA	Kafco Development Co., Inc.	100
JV	Zafu, Inc.	DE	Charming Shoppes, Inc.	9.9

Schedule 3.13

Insurance

Company:

COVERAGE	CURRENT CARRIER	CURRENT BROKER	EXPIRATION	CURRENT LIMIT / VALUE
PROPERTY incl B & M	ZURICH AMERICAN	AJG	8/1/12	275MM / 2,091,234,904 property values
OCEAN CARGO	AGSC MARINE INS.	HYLANT	11/1/12	15MM / 3,100,000,000 sales
PENSION BOND (dressbarn inc.)	EXECUTIVE RISK	ARC	1/20/13	1MM
PENSION BOND (Tween)	TRAVELERS	HYLANT	11/25/12	500,000
GENERAL LIABILITY	LIBERTY MUTUAL	USI NORTHEAST	8/1/12	1MM / 3,100,000,000 sales
GENERAL LIABILITY (CANADA)	LIBERTY INTERNATIONAL CANADA	JONES BROWN	8/1/12	992,214 CAN $
AUTO ALL STATES	LIBERTY MUTUAL	USI NORTHEAST	8/1/12	1MM / 228 vehicles
UMBRELLA	CONTINENTAL CASUALTY	USI NORTHEAST	8/1/12	25,000,000
EXCESS UMBRELLA	NATIONAL SURETY	USI NORTHEAST	8/1/12	50,000,000 XS 25,000,000 TOTAL LIMITS BETWEEN UMBRELLA AND EXCESS - $75MM
EXCESS UMBRELLA	FEDERAL INSURANCE CO.	USI NORTHEAST	8/1/12	25,000,000 XS 75,000,000 TOTAL LIMITS BETWEEN UMBRELLA AND BOTH EXCESS - $100MM
WORKERS COMPENSATION ALL STATES	SAFETY NATIONAL CASUALTY CORP.	MARSH	8/1/12	STATUTORY / 420,523,819 payroll

WORKERS COMPENSATION CANADA	ONTARIO WORKPLACE SAFETY & INSURANCE BOARD	DIRECT	1/1/13	STATUTORY
WORKERS COMPENSATION PUERTO RICO	PUERTO RICO INSURANCE BOARD	DIRECT	6/30/12	STATUTORY
DIRECTORS & OFFICERS	FEDERAL	ARC	5/31/13	10,000,000
EXCESS DIRECTORS & OFFICERS	ZURICH AMERICAN	ARC	5/31/13	10,000,000 XS 10,000,000 TOTAL LIMITS BETWEEN DIRECTORS & OFFICERS AND EXCESS - $20MM
EXCESS DIRECTORS & OFFICERS	ILLINOIS NATIONAL	ARC	5/31/13	10,000,000 XS 20,000,000 TOTAL LIMITS BETWEEN DIRECTORS & OFFICERS AND EXCESS - $30MM
EXCESS DIRECTORS & OFFICERS	FEDERAL	ARC	5/31/13	10,000,000 XS 30,000,000 TOTAL LIMITS BETWEEN DIRECTORS & OFFICERS AND EXCESS - $40MM
EXCESS DIRECTORS & OFFICERS	STARR INDEMNITY AND LIABILITY	ARC	5/31/13	10,000,000 XS 40,000,000 TOTAL LIMITS BETWEEN DIRECTORS & OFFICERS AND EXCESS - $50MM
EXCESS DIRECTORS & OFFICERS	ALLIED WORLD ASSURANCE	ARC	5/31/13	10,000,000 XS 50,000,000 TOTAL LIMITS BETWEEN DIRECTORS & OFFICERS AND EXCESS - $60MM
EXCESS DIRECTORS & OFFICERS (SIDE A COVERAGE)	WESTCHESTER FIRE INSURANCE	ARC	5/31/13	10,000,000 XS 60,000,000 TOTAL LIMITS BETWEEN DIRECTORS & OFFICERS AND EXCESS - $70MM

FIDUCIARY	EXECUTIVE RISK	ARC	7/29/12	10,000,000
STORAGE TAKE LIABILITY (933 INSPIRATION LLC-MAHWAH, NJ)	ACE AMERICAN	RISK STRATEGIES	5/10/13	5,000,000
MEDIA, INTELLECTUAL PROPERTY & NETWORK SECURITY LIABILITY	LLOYDS, BRIT, KILN, BARBICAN	HYLANT	10/1/12	10,000,000

Acquired Company:

COVERAGE	CURRENT CARRIER	CURRENT BROKER	EXPIRATION	CURRENT LIMIT /VALUE
PROPERTY INCL B & M	TRAVELER’S PROPERTY & CASUALTY COMPANY ZURICH AMERICAN	WILLIS	3/1/2013	200MM /1,615,519,896 Property Values
CARGO MARINE	STARR INDEMNITY & LIABILITY CO.	ARTHUR J. GALLAGHER	3/1/2013	20MM Sales: /1,970,447,000
GENERAL LIABILITY	CNA	ECBM	5/1/2013	750,000 per occ 250,000 retention Sales: 1,970,447,000
COMMERCIAL AUTO	CNA	ECBM	5/1/2013	1MM 196 vehicles
UMBRELLA 1ST LAYER	ZURICH	ECBM	5/1/2013	25,000,000
EXCESS 2ND LAYER	CNA	ECBM	5/1/2013	25,000,000 XS 25,000,000
EXCESS 3RD LAYER	OHIO CASUALTY	ECBM	5/1/2013	25,000,000 XS 50,000,000
EXCESS 4TH LAYER	CHUBB	ECBM	5/1/2013	25,000,000 XS 75,000,000
WORKER’S COMPENSATION – ALL STATES EXCEPT CA, OR, WI	CNA	ECBM	5/1/2013	Statutory Payroll: 274,004,223

WORKER’S COMPENSATION – CA ONLY	CNA	ECBM	5/1/2013	Statutory Payroll: 21,829,634
WORKER’S COMPENSATION – OR/WI	CNA	ECBM	5/1/2013	Statutory Payroll: 26,546,545
EXCESS WC – OH	SAFETY NATIONAL	ECBM	10/1/2012	25,000,000
INTERNATIONAL LIABILITY	ACE	ECBM	5/1/2013	1,000,000
POLLUTION (UNDER GROUND STORAGE TANK)	ZURICH	ECBM	10/18/2012	1,000,000
PRODUCT CONTAMINATION	CHARTIS	ECBM	5/10/2013	2,000,000
DIRECTORS/ OFFICERS	CHUBB	MARSH	4/1/2013	15,000,000
EXCESS D/O	CHARTIS	MARSH	4/1/2013	10,000,000 xs 15,000,000
EXCESS D/O	ALLIED WORLD	MARSH	4/1/2013	10,000,000 xs 25,000,000
EXCESS D/O	ACE	MARSH	4/1/2013	10,000,000 xs 35,000,000
EXCESS D/O	TRAVELERS	MARSH	4/1/2013	5,000,000 xs 45,000,000
SIDE A	CHUBB	MARSH	4/1/2013	10,000,000 xs 50,000,000
FIDUCIARY	CHUBB	MARSH	4/1/2013	10,000,000
EMPLOYED LAWYERS	CHUBB	MARSH	4/1/2013	2,000,000
PRIVACY NETWORK LIABILITY	ACE	MARSH	1/1/2013	10,000,000

Schedule 3.18

Credit Card Arrangements

Company:

1.	Vantiv (formerly Fifth Third Bank)

Attention: Jay Buchheim

8500 Governor’s Hill Drive

Cincinnati, OH 45249

2.	American Express

P.O. Box 981540

El Paso, TX 79998

3.	Discover Network

P.O. Box 3011

New Albany, OH 43054-3011

4.	Alliance Data Systems

CAD 4/ Support Accounting

3100 Easton Square Place Road

Columbus, OH 43219

5.	Fifth Third Securities

MD 1MOB2A

5050 Kingsley Drive

Cincinnati, OH 45263

6.	Bank of America Merchant Services

3975 NW 120th Avenue

Coral Springs, FL 33065

7.	Discover Financial Services

2500 Lake Cook Road (RW2)

Riverwoods, IL 60015

8.	Alliance Data Systems

3100 Easton Square Place Road

Columbus, OH 43219

9.	American Express

1120 Avenue of the Americas

New York, NY 10036

Acquired Company:

1.	Proprietary Credit Card Plan Agreement dated August 12, 2009, as amended, between World Financial Network Bank and Lane Bryant, Inc., Outlet Division Management Co., Inc., and Petite Sophisticate, Inc.

2.	Proprietary Credit Card Plan Agreement dated August 12, 2009, as amended, between World Financial Network Bank and Catherines, Inc.

3.	Proprietary Credit Card Plan Agreement dated August 12, 2009, as amended, between World Financial Network Bank and Fashion Bug Retail Companies, LLC.

4.	Bank Card Merchant Agreement between Vantiv, LLC f/k/a Fifth Third Processing Solutions, LLC (successor to Fifth Third Bank) and Charming Shoppes of Delaware, Inc. (successor to Crosstown Traders, Inc.) dated January 31, 2005, as amended, relating to processing of credit cards.

5.	Merchant Agreement among BA Merchant Services, LLC, Bank of America, N.A., and Charming Shoppes of Delaware, Inc. dated June 5, 2001, as amended.

6.	Merchant Services Agreement between DFS Services, LLC and Charming Shoppes of Delaware, Inc. dated October 1, 2006, as amended, relating to acceptance of Discover card.

7.	Agreement for American Express Card Acceptance between American Express Travel Related Services Company, Inc. and Crosstown Traders, Inc. dated September 15, 2003, as amended.

8.	Merchant Agreement dated November 11, 2011 between PayPal, Inc., Bill Me Later, Inc. and Catherines, Inc.

9.	Merchant Agreement dated November 11, 2011 between PayPal, Inc., Bill Me Later, Inc. and Fashion Bug Retail Companies, LLC

10.	Merchant Agreement dated November 11, 2011 between PayPal, Inc., Bill Me Later, Inc. and Lane Bryant, Inc.

11.	Merchant Agreement dated November 11, 2011 between PayPal, Inc., Bill Me Later, Inc. and Sonsi, Inc.

Schedule 6.01

Existing Indebtedness

Company:

None.

Acquired Company:

1.	Mortgage, Assignment of Leases and Rents and Security Agreement dated as of October 6, 2004 from FB Distro Distribution Center, LLC to BankAtlantic Commercial Mortgage Capital, LLC.

2.	Commercial Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made as of October 23, 2002 by White Marsh Distribution, LLC in favor of James M. Smith, as trustee, for the benefit of General Electric Capital Business Asset Funding Corporation.

3.	Master Vehicle Lease Agreement dated June 9, 2009 between Lease Plan U.S.A., Inc. and Charming Shoppes of Delaware, Inc.

Schedule 6.02

Existing Liens

Company:

1.	Financing statement filed on April 9, 2012, file number 0002869831, against The Dress Barn, Inc. in favor of Canon Financial Services against all equipment now or hereafter leased, sold or financed by Canon Financial Services.

2.	Financing statement filed September 8, 2008, file number OH00129407147, against Tween Brands Service Co. in favor of IBM Corporation.

3.	Financing statement filed February 4, 2008, file number OH00123508327, against Tween Brands Service Co. in favor of IBM Credit LLC.

4.	Financing statement filed on July 25, 2001, file number 10725064, (continued multiple times) against Maurices Incorporated in favor of World Financial Network National Bank.

Acquired Company:

1.	Mortgage, Assignment of Leases and Rents and Security Agreement dated as of October 6, 2004 from FB Distro Distribution Center, LLC to BankAtlantic Commercial Mortgage Capital, LLC.

2.	Financing statement filed , file number , against FB Distro Distribution Center, LLC in favor of BankAtlantic Commercial Mortgage Capital, LLC against all property and fixtures.[5]

3.	Commercial Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made as of October 23, 2002 by White Marsh Distribution, LLC in favor of James M. Smith, as trustee, for the benefit of General Electric Capital Business Asset Funding Corporation

4.	Financing statement filed on October 24, 2002, file number 0000000181134240, against White Marsh Distribution, LLC in favor of Kansas City Life Insurance Co against all property and fixtures (and all continuation filings).

5.	Financing statement filed on October 24, 2002, file number 0000000181134245, against White Marsh Distribution, LLC in favor of Kansas City Life Insurance Co against all property and fixtures (and all continuation filings).

[5]

This financing statement was created in connection with the mortgage in favor of BankAtlantic Commercial Capital, LLC against FB Distro Distribution Center, LLC’s real property. The Acquired Company is unsure if this financing statement was filed. A UCC search did not return any results.

6.	Financing statement filed on June 16, 2011, file number 000000018142315, against White Marsh Distribution, LLC in favor of Kansas City Life Insurance Co against all property and fixtures (and all continuation filings).

7.	Master Lease Agreement No. 4381400 dated April 16, 2005 between General Electric Capital Corporation and Charming Shoppes of Delaware, Inc.

8.	Term Lease Master Agreement No. 1606800 between IBM Credit Corporation and Charming Shoppes of Delaware, Inc.

9.	Master Vehicle Lease Agreement dated June 9, 2009 between Lease Plan U.S.A., Inc. and Charming Shoppes of Delaware, Inc.

10.	Master Agreement (No. 1018444) dated June 12, 2009 between IKON Financial Services and Charming Shoppes of Delaware, Inc.

11.	Tax Lien filed on March 5, 1998, file number 01006992, against Fashion Bug #2529, Inc. by the Arizona Department of Revenue against all property for the original claim amount of $5,008.25.

12.	Financing statement filed on August 18, 2006, file number 62896546, against Charming Shoppes Seller, Inc. in favor of Clipper Receivables Company, LLC against all receivables and proceeds thereof.

13.	Financing statement filed on August 18, 2006, file number 62896579 against Charming Shoppes Street, Inc. in favor of Clipper Receivables Company, LLC against all Pool Receivables and proceeds thereof.

14.	Financing statement filed on August 18, 2006, file number 62896611, against Charming Shoppes Street, Inc. in favor of State Street Global Markets, LLC, as Administrator for Clipper Receivables Company, LLC against all Pool Receivables and proceeds thereof.

15.	Tax Lien filed on September 19, 2004, file number 007502-00086, against Lane Bryant, Inc. in favor of the Commonwealth of Pennsylvania Department of Revenue against all property and real property for the original claim amount of $14,227.70.

16.	Financing statement filed April 3, 2007, file number 2012021504050, (continued February 15, 2012) against Charming Shoppes of Delaware, Inc. in favor of Delage Landen Financial Services, Inc.

17.

Financing Statements, file number 9740408 filed on November 26, 1997, file number 22463408 filed on October 1, 2002, file number 22863235 filed on November 14, 2002, file number 20093510853 filed on November 2, 2008 and file number 20100893713 filed on March 16, 2010 and continued against Charming Shoppes Receivables Corp. and WFN Credit Company, LLC (additional Debtor) in favor of

US Bank National Association, as Trustee and amendments adding WFN Credit Company, LLC and World Financial Network Credit Card Master Trust II (additional secured parties) against Receivables and fund deposited in certain accounts.

18.	Financing Statement filed on 09/01/1995, file number 9525060748, against Fashion Bug #2679, Inc. in favor of C.S.A.C., Inc.

Schedule 6.04

Existing Investments

Company:

1.	The Dress Barn, Inc. owns 15% of the fully diluted equity of Jule, Inc., a Delaware corporation, which is represented by 171,916 shares of common stock.

2.	The Dress Barn, Inc.’s Investment in Nina McLemore, Inc., a Delaware corporation:

a.	Purchased 40,000 shares for a price of $400,000 on or about September 15, 2004.

b.	Purchased 15,105 shares for a price of $151,052 on August 17, 2005.

c.	Purchased 20,000 shares of Series B Convertible Preferred Stock for $200,000 ($10/share) on January 2, 2008.

Acquired Company:

1.	Guaranty dated October 6, 2004 by Charming Shoppes, Inc. for the benefit of BankAtlantic Commercial Mortgage Capital, LLC guarantying the payment and performance obligations of FB Distro Distribution Center, LLC under the Mortgage, Assignment of Leases and Rent and Security Agreement dated as of October 6, 2004.

2.	Guaranty given by Charming Shoppes of Delaware, Inc. to Parametric Technology Corporation of the payment obligations of Kirkstone Co., Ltd. under the Pricing Agreement dated June 15, 2010.

3.	Charming Shoppes, Inc. owns 439,510 shares of the Common Stock of Zafu, Inc., a Delaware corporation with its principal place of business at 12 Celeste Court, Novato, California 94947, representing 9.9% of the ownership interests therein.

4.	The Note Hedge Transaction and Warrant Transaction in connection with the 1.125% Senior Convertible Notes due 2014.

5.	Rabbi Trust with regard to the Charming Shoppes Variable Deferred Compensation Plan for Executives and the the Charming Shoppes, Inc. Non-Employee Directors Compensation Plan, and life insurance policies backing the Rabbi Trust.

6.	Charming Shoppes of Delaware, Inc. owns 4 shares of Ascena Retail Group Inc. (Nasdaq Symbol: ASNA).

7.	Charming Shoppes of Delaware, Inc. owns 4 shares of Toys “R” Us Inc.

8.	Charming Shoppes of Delaware, Inc. owns 144 shares of Limited Brands, Inc. (NYSE Symbol: LTD).

9.	Equity investments in Subsidiaries and joint ventures as set forth on Schedule 3.12 on the date hereof.

10.	See list of Promissory Notes issued by non-Loan Parties to Loan Parties below:

ISSUED BY	ISSUED TO	Store No.	TOTAL
Catherines #5111, Inc.	Catherines C.S.A.C., Inc.	5111	206,300.00
Catherines #5144, Inc.	Catherines C.S.A.C., Inc	5144	228,700.00
Catherines #5163, LLC	Catherines C.S.A.C., Inc.	5163	85,400.00
Catherines #5186, Inc.	Catherines C.S.A.C., Inc.	5186	243,292.61
Catherines #5395, Inc.	Catherines C.S.A.C., Inc.	5395	321,618.79
Catherines #5404, Inc.	Catherines C.S.A.C., Inc.	5404	168,200.00
Catherines #5649, Inc.	Catherines C.S.A.C., Inc.	5649	152,700.00
Catherines #5843, Inc.	Catherines C.S.A.C., Inc.	5843	216,837.97
Catherines #5846, Inc.	Catherines C.S.A.C., Inc.	5846	219,485.17
Catherines #5850 of Syracuse, Inc.	Catherines C.S.A.C., Inc.	5850	235,075.69
Catherines #5851, Inc.	Catherines C.S.A.C., Inc.	5851	222,311.63
Catherines #5862, Inc.	Catherines C.S.A.C., Inc.	5862	181,962.23
Catherines #5869 of Rotterdam, Inc.	Catherines C.S.A.C., Inc.	5869	185,085.68
Catherines #5888, Inc.	Catherines C.S.A.C., Inc.	5888	257,062.25
Catherines #5892, Inc.	Catherines C.S.A.C., Inc.	5892	220,900.00

Schedule 6.09

Affiliate Transactions

Company:

None.

Acquired Company:

1.	Lease Agreement dated September 28, 2004 between FB Distro Distribution, LLC and FB Distro, Inc.

2.	Lease Agreement dated February 1, 2008 between White Marsh Distribution, LLC and Lane Bryant, Inc.

3.	Existing Indebtedness and Guaranties as set forth on Schedule 6.04 on the date hereof.

Schedule 6.10

Existing Restrictions

Company:

None.

Acquired Company:

1.	Mortgage, Assignment of Leases and Rents and Security Agreement dated as of October 6, 2004 from FB Distro Distribution Center, LLC to BankAtlantic Commercial Mortgage Capital, LLC.

2.	Commercial Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made as of October 23, 2002 by White Marsh Distribution, LLC in favor of James M. Smith, as trustee, for the benefit of General Electric Capital Business Asset Funding Corporation.

EXHIBIT A

[FORM OF] ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, supplemented or otherwise modified, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions referred to below and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (a) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below (including any Letters of Credit, Guarantees, Swingline Loans, Protective Advances and Overadvances included in such facility) and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:[1]
[and is [a Lender] [an Affiliate/Approved Fund of [identify Lender]2]]

[1]	Shall not be a natural Person or the Company, any Subsidiary or any other Affiliate of the Company.
[2]	Select as applicable.

Exhibit A

3.	Borrowers:	Ascena Retail Group, Inc. and certain of its subsidiaries

4.	Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement referred to below

5.	Credit Agreement:

The Amended and Restated Credit Agreement dated as of January 3, 2011, as further amended and restated as of June 14, 2012, among Ascena Retail Group, Inc., the Borrowing Subsidiaries party thereto, the other Loan Parties party thereto, the Lenders parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent

6.	Assigned Interest:[3]

Facility Assigned	Aggregate Amount of Revolving Commitments/ Revolving Loans for all Lenders	Amount of Revolving Commitment/ Revolving Loans Assigned	Percentage Assigned of Revolving Commitments/ Revolving Loans for all Lenders[4]
Revolving Commitment / Revolving Loans	$	$		%

Effective Date:                          , 20     [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The Assignee, if not already Lender, agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company, the other Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

[3]	Must comply with the minimum assignment amounts set forth in Section 9.04(b)(ii)(A) of the Credit Agreement, to the extent such minimum assignment amounts are applicable.
[4]	Set forth, to at least 9 decimals, as a percentage of the Revolving Commitment/ Revolving Loans of all Lenders under the Credit Agreement.

The terms set forth above are hereby agreed to:	Consented to and Accepted:

, as Assignor,	JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by	by

Name:	Name:
Title:	Title:

, as Assignee,[5]	Consented to:

by	[ASCENA RETAIL GROUP, INC., as Borrower Representative,

Name:
Title:	by

Name:
Title:][6]

JPMORGAN CHASE BANK, N.A., as an Issuing Bank and the Swingline Lender,

by

Name:
Title:

[NAME OF EACH OTHER ISSUING BANK,

by

Name:
Title:][7]

[5]	The Assignee must deliver to the Borrower Representative all applicable Tax forms required to be delivered by it under Section 2.17(f) of the Credit Agreement.
[6]

No consent of the Borrower Representative is required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or, if an Event of Default has occurred and is continuing, for any other assignment.

[7]

Prepare a separate signature block for each Issuing Bank other than JPMorgan Chase Bank, N.A. If any Issuing Bank has not provided written notice of its objection to any proposed assignment within three Business Days of its receipt thereof from the Administrative Agent, such Issuing Bank shall be deemed to have consented to such proposed assignment.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, other than statements made by it herein, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or other Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Company, any of its Subsidiaries or other Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof (or, prior to the first such delivery, the financial statements referred to in Section 3.04 thereof), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender(v) if it is a Lender that is a U.S. Person, attached hereto is an executed original of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax and (vi) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms the Credit Agreement (including Section 2.17(f) thereof), duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. THIS ASSIGNMENT AND ASSUMPTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

BORROWING BASE CERTIFICATE
Rpt #

Obligor: ASCENA RETAIL GROUP, INC.	Date:

Loan Number:	Period Covered: to

1	Credit Card Receivable Availability	0.00

2	Inventory Availability	0.00

3	Total Collateral Availability	0.00

4	Less: Reserves
5	Foreign Landing Costs	0.00
6	Gift Cards/Certificates - 50%	0.00
7	Merchandise Credits - 100%	0.00
8	Loyalty Program - 50%	0.00
9	Texas Sales Tax	0.00
10	Landlord Lien Reserve (2 months rent PA, VA, and WA)	0.00

11	Total Reserves	0.00

12	Net Collateral Availability	0.00

13	Revolver Line	250,000.0

14	Suppressed Availability (if any)	0.00

15	Maximum Borrowing Limit (Lesser of lines 12 and 13)	0.00

	LOAN STATUS
16	Previous Loan Balance (Previous Report Line 19)
17	Less: A. Net Collections
	B. Adjustments / Other
18	Add: A. Request for Funds
	B. Adjustments / Other
19	New Loan Balance	0.00
20	Documentary LCs	0.00
21	Stand-by LCs	0.00

22	Availability	0

Pursuant to, and in accordance with, the terms and conditions of that certain Amended and Restated Credit Agreement dated as of January 3, 2011, as further amended and restated as of June 14, 2012, among Ascena Retail Group, Inc. (the “Borrower Representative”), the Borrowing Subsidiaries party thereto, the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A. as the Administrative Agent (the “Administrative Agent”), the Borrower Representative is executing and delivering to the Administrative Agent this Borrowing Base Certificate, including the schedules hereto and the supporting date accompanying this Borrowing Base Certificate (collectively, this “Report”). The Borrower Representative hereby represents and warrants that this Report is true and complete and is based on information contained in the financial accounting records of the Borrower Representative and the other Loan Parties. The Borrower Representative hereby certifies that no Default or Event of Default has occurred and is continuing as of the date of this Report.

BORROWER REPRESENTATIVE:	AUTHORIZED SIGNATURE:
ASCENA RETAIL GROUP, INC.

ASCENA Credit Card Accounts Receivable - Eligibility Calculation

	Dress Barn	Maurices	Tween Brands	Total

Opening Gross Credit Card A/R (per ending balance on previous BBC)				0
Additions to Credit Card A/R (Gross Sales)				0
Deductions to Credit Card A/R (Cash Received)				0
Deductions to Credit Card A/R (Discounts, Other)				0
Deductions to Credit Card A/R (Credit Memos)				0
Other Non-Cash Credits to Credit Card A/R				0
Currency Conversions & Miscellaneous Adjustments				0

Total Ending Credit Card Accounts Receivable	0	0	0	0

Less: Ineligibles
Past Due: AMEX outstanding in excess of 15 days
Non-Amex outstanding in excess of 5 days

Contra: Set-off/noncollection due to credit card processor fee balances
Other: Unearned/not bona fide amount due in ordinary course to Loan Party
Not owned with good title by Loan Party
Bankrupt/insolvent account debtor
Subject to unpermitted Lien
Not subject to Credit Card Notification
Other Ineligibles per Credit Agreement exclusions

Total Ineligibles	0	0	0	0

Eligible Credit Card Accounts Receivable	0	0	0	0

Advance Rate	90.00%	90.00%	90.00%	90.00%

Credit Card Receivables Availability	0	0	0	0

CHARMING Credit Card Accounts Receivable -Eligibility Calculation

	Catherines	Lane Bryant	Outlets	Fashion Bug	Total

Opening Gross Credit Card A/R (per ending balance on previous BBC)					0
Additions to Credit Card A/R (Gross Sales)					0
Deductions to Credit Card A/R (Cash Received)					0
Deductions to Credit Card A/R (Discounts, Other)					0
Deductions to Credit Card A/R (Credit Memos)					0
Other Non-Cash Credits to Credit Card A/R					0
Currency Conversions & Miscellaneous Adjustments					0

Total Ending Credit Card Accounts Receivable	0	0	0	0	0

Less: Ineligibles
Past Due: AMEX outstanding in excess of 15 days
Non-Amex outstanding in excess of 5 days

Contra: Set-off/non-collection due to credit card processor fee balances
Other: Unearned/not bona fide amount due in ordinary course to Loan Party
Not owned with good title by Loan Party
Bankrupt/insolvent account debtor
Subject to unpermitted Lien
Not subject to Credit Card Notification
Other Ineligibles per Credit Agreement exclusions

Total Ineligibles	0	0	0	0	0

Eligible Credit Card Accounts Receivable	0	0	0	0	0

Advance Rate	90.00%	90.00%	90.00%	90.00%	90.00%

Credit Card Receivables Availability	0	0	0	0	0

ASCENA Inventory Eligibility Calculation

	Dress Barn	Maurices	Tween Brands	Total

Inventory Stock Ledger Balance				0
Merchandise In-transit - foreign				0
Merchandise In-transit - domestic				0
LC Inventory				0

Total Inventory:	0	0	0	0

Less: Ineligibles
Shrink				0
WIP				0
Packaging, Supplies, Display, Bill and Hold, Consigned				0
RTV				0
Short Shipments				0
Marketing and giveaways (Dept 55 & 57)				0
Cause Marketing Inventory (dept 98)				0
Sample Room (loc 94)				0
Located outside the US or Closed locations				0
In-transit - amount in excess of $45MM cap for Asena and Charming				0
In-transit - amount in excess of $20MM cap for Ascena and Charming				0
At Leased/Third party locations w/out Collateral Access Agreement or Rent Reserve				0
Offsite Inventory - loc 1985				0
Miscellaneous damage, recall				0
Other - Subject to Unpermitted Lien, Third party Owned, IP restrictions				0
Other per Credit Agreement exclusions				0

Total Ineligibles	0	0	0	0

Eligible Inventory	0	0	0	0

Applicable NOLV (from latest appraisal refer to Inv NOLVs worksheet)
At 90% Advance Rate	90.0%	90.0%	90.0%
NOLV Effective Advance Rate	0.0%	0.0%	0.0%

Inventory Availability	0	0	0	0

Additional information for Ascena and Charming:

In-transit inventory with documentation compliant with the Credit Agreement:	(subject to the $45MM cap)
In-transit inventory with documentation NOT compliant with the Credit Agreement:	(subject to the $20MM cap)

Charming Inventory Eligibility Calculation

	Catherines	Lane Bryant	Outlets	Fashion Bug	Total

Inventory Stock Ledger Balance					0
Merchandise In-transit - foreign					0
Merchandise In-transit - domestic					0
LC Inventory					0

Total Inventory:	0	0	0	0	0

Less: Ineligibles
Shrink					0
WIP					0
Packaging, Supplies, Displays, Bill and Hold, Consigned					0
RTV					0
Short shipment reserve					0
Bangladesh orders					0
Marketing and giveaways					0
Closed Locations					0
Samples					0
Located Outside the US					0
In-transit - amount in excess of $45MM cap for Ascena and Charming					0
In-transit - amount in excess of $20MM cap for Ascena and Charming					0
At Leased/Third party sites w/out Collateral Access Agreement or Rent Reserve					0
Home Office					0
Miscellaneous damage, recall					0
FIGI or other Highly Perishable					0
Other - Subject to Unpermitted Liens, Third Party Owned, IP Restrictions					0
Other per Credit Agreement exclusions					0

Total Ineligibles	0	0	0	0	0

Eligible Inventory	0	0	0	0	0

Applicable NOLV (from latest appraisal refer to Inv NOLVs worksheet)
At 90% Advance Rate	90.0%	90.0%	90.0%	90.0%
NOLV Effective Advance Rate	0.0%	0.0%	0.0%	0.0%

Inventory Availability	0	0	0	0	0

RESERVES

Reserves -ASCENA	Dress Barn	Maurices	Tween Brands	Total

Import Landed Costs				—
Gift Cards/Certificates - 50%				—
Merchandise Credits - 100%				—
Loyalty Program - 50%				—
Texas Sales Tax				—
Landlord Lien Reserve (2 months rent PA, WV, and WA)				—

Total Reserves	—	—	—	—

Reserves -CHARMING	Catherines	Lane Bryant	Outlets	Total

Import Landed Costs				—
Gift Cards/Certificates - 75%				—
Merchandise Credits - 100%				—
Loyalty Program - 50%				—
Texas Sales Tax				—
Landlord Lien Reserve (2 months rent PA, WV, and WA)				—

Total Reserves	—	—	—	—

	Dress Barn	Maurices	Tween Brands	Total
Documentary LCs				0
Stand-By LCs				0

Total LCs	0	0	0	0

	Catherines	Lane Bryant	Outlet	Fashion Bug	Total

Documentary LCs					0
Stand-By LCs					0

Total LCs	0	0	0	0	0

Ascena

Month	Dress Barn NOLV %	Maurices NOLV %	Justice NOLV%

February-12	91.6	87.6	85.5
March-12	96.5	88.1	87.6
April-12	96.6	86.4	82.5
May-12	95.5	84.1	82.6
June-12	91.9	82.5	83.3
July-12	90.3	85.2	91.3
August-12	93.2	86.0	89.7
September-12	93.4	85.1	85.1
October-12	91.9	83.8	87.2
November-12	90.2	88.7	91.0
December-12	92.6	88.0	90.1
January-13	88.5	80.8	82.8

Charming

Month	Catherines NOLV %	Lane Bryant NOLV %	Outlets NOLV%	Fashion Bug NOLV%

May-12	85.7	96.1	90.7	82.5
June-12	84.5	92.3	92.7	84.5
July-12	82.9	88.0	94.3	74.1
August-12	82.9	93.0	92.5	73.5
September-12	83.6	93.1	92.3	73.4
October-12	84.8	94.6	93.6	73.8
November-12	82.9	98.8	94.1	78.2
December-12	79.8	93.4	90.1	75.7
January-13	78.5	91.3	82.4	70.9
February-13	77.4	98.3	85.7	75.4
March-13	80.9	97.9	89.3	76.8
April-13	86.6	95.5	92.4	79.1

EXHIBIT C

[FORM OF] BORROWING REQUEST

JPMorgan Chase Bank, N.A.

    as Administrative Agent

270 Park Avenue, 44th Floor

Mail Code: NY1-K855

New York, New York 10017

Attention: Donna DiForio

Fax: (646) 534-2274

[Date]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of January 3, 2011, as further amended and restated as of June 14, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Ascena Retail Group, Inc., a Delaware Corporation (the “Borrower Representative”), the Borrowing Subsidiaries party thereto, the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement.

This notice constitutes a Borrowing Request and the Borrower Representative hereby gives you notice, pursuant to Section 2.03 of the Credit Agreement, that it requests a Revolving Borrowing under the Credit Agreement, and in connection therewith specifies the following information with respect to such Borrowing:

(A)	Name of applicable Borrower:

(B)	Aggregate amount of Borrowing:[1]	$

(C)	Date of Borrowing (which is a Business Day):

(D)	Type of Borrowing:[2]

(E)	Initial Interest Period:[3]

[1]	Must comply with Sections 2.01 and 2.02(c) of the Credit Agreement.
[2]

Specify whether the requested Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing.

[3]

Applicable to Eurodollar Borrowings only. Shall be a period contemplated by the definition of the term “Interest Period” and can be of one, two, three or six months’ (or, with the consent of each Lender, nine or twelve months’) duration. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(F)	Location and number of the account to which proceeds of the requested Borrowing are to be disbursed: [Name of Bank] (Account No.: )

The Borrower Representative hereby represents and warrants that the conditions specified in paragraphs (a), (b) and (c) of Section 4.02 of the Credit Agreement have been satisfied.

Very truly yours,

ASCENA RETAIL GROUP, INC., as Borrower Representative,

By:
Name:
Title:

EXHIBIT D

[FORM OF] COMPLIANCE CERTIFICATE

[The form of this Compliance Certificate has been prepared for convenience only, and is not to affect, or to be taken into consideration in interpreting, the terms of the Credit Agreement referred to below. The obligations of the Loan Parties under the Credit Agreement are as set forth in the Credit Agreement, and nothing in this Compliance Certificate, or the form hereof, shall modify such obligations or constitute a waiver of compliance therewith in accordance with the terms of the Credit Agreement. In the event of any conflict between the terms of this Compliance Certificate and the terms of the Credit Agreement, the terms of the Credit Agreement shall govern and control, and the terms of this Compliance Certificate are to be modified accordingly.]

To:	The Lenders party to the Credit Agreement described below

This Compliance Certificate is furnished pursuant to that certain Amended and Restated Credit Agreement dated as of January 3, 2011, as further amended and restated as of June [    ], 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Ascena Retail Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries party thereto, the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

THE UNDERSIGNED HEREBY CERTIFIES IN HIS CAPACITY AS AN OFFICER OF THE COMPANY AND NOT IN HIS INDIVIDUAL CAPACITY, ON ITS BEHALF AND ON BEHALF OF THE BORROWERS, THAT TO HIS KNOWLEDGE AFTER DUE INQUIRY:

1. I am the duly elected [            ]1 of the Company.

2. [Attached as Schedule I hereto are the consolidated financial statements required by Section 5.01(a) of the Credit Agreement as of the end of and for the fiscal year ended [        ], setting forth in each case in comparative form the figures for the prior fiscal year, all audited by and accompanied by the opinion of [Deloitte & Touche LLP]2 required by Section 5.01(a) of the Credit Agreement.] [or] [The consolidated financial statements required by Section 5.01(a) of the Credit Agreement as the end of and for the fiscal year ended [        ], setting forth in each case in comparative form the figures for the prior fiscal year, all audited by and accompanied by the opinion of [Deloitte & Touche LLP]3 required by Section 5.01(a) of the Credit Agreement have been filed with the SEC and are available on the website of the SEC at http://www.sec.gov.]

[1]	To be completed by any of the chief financial officer, principal accounting officer, treasurer or controller.
[2]	Or another independent registered public accounting firm of recognized national standing.
[3]	Or another independent registered public accounting firm of recognized national standing.

[or]

[Attached as Schedule I hereto are the consolidated financial statements required by Section 5.01(b) of the Credit Agreement as of the end of and for the fiscal quarter ended [        ] and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period of (or, in the case of the balance sheet, as of the end of) the previous fiscal year.] [or] [The consolidated financial statements required by Section 5.01(b) of the Credit Agreement as of the end of and for the fiscal quarter ended [        ] and the then elapsed portion of the fiscal year have been filed with the SEC and are available on the website of the SEC at http://www.sec.gov]. Such financial statements present fairly in all material respects the financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries on a consolidated basis as of the end of and for such fiscal quarter and such portion of the fiscal year on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes.]

[Attached as Schedule I hereto are the consolidated financial statements required by Section 5.01(c) of the Credit Agreement as of the end of and for the fiscal month ended [        ] and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period of (or, in the case of the balance sheet, as of the end of) the previous fiscal year. Such financial statements present fairly in all material respects the financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries as of the end of and for such fiscal month and such portion of the fiscal year on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes.]

3. I have reviewed the terms of the Credit Agreement, and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements.

4. The examinations described in paragraph 3 did not disclose, and I have no knowledge of[, in each case except as set forth below,] (i) the existence of any condition or event which constitutes a Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate or (ii) any change in GAAP or in the application thereof that has occurred since the date of the audited financial statements referred to in Section 3.04 of the Credit Agreement.

5. Schedule II hereto sets forth financial data and computations evidencing compliance with the covenant set forth in Section 6.12 of the Credit Agreement, all of which data and computations are true, complete and correct.

5. Schedule III hereto sets forth the Applicable Rate calculation for the fiscal quarter most recently ended, based upon the Borrowing Base Certificate delivered in respect thereof.

6. [Enclosed with this Compliance Certificate is a completed Supplemental Perfection Certificate required by Section 5.01(f) of the Credit Agreement.]4

7. All notices required under Sections 5.03 and 5.04 of the Credit Agreement have been provided.

Described below are the exceptions, if any, to paragraph 4 by listing (i) the nature of each Default, the period during which it has existed and the action which the Borrowers have taken, are taking, or propose to take with respect to each such Default or (ii) any change in GAAP or the application thereof and the effect of such change on the attached financial statements [(including the reconciliation required by Section 5.01(d) of the Credit Agreement with respect to the amounts included in the calculation of the Fixed Charge Coverage Ratio for the period of four fiscal quarters most recently ended prior to the date hereof)]:5

[4]	Include only in the case of a Compliance Certificate accompanying annual financial statements.
[5]

Include if the applicable change in GAAP or the application thereof is as a result of the adoption of any proposals set forth in the Proposed Accounting Standards Update, Leases (Topic 840), issued by the Financial Accounting Standards Board on August 17, 2010, or any other proposals issued by the Financial Accounting Standards Board in connection therewith.

The foregoing certifications, together with the computations set forth in Schedule II hereto, are made solely in the capacity of the undersigned as an officer of the Company, and not individually, and delivered this      day of             , 20[    ].

ASCENA RETAIL GROUP, INC.,
as Borrower Representative,

by:
Name:
Title:

SCHEDULE II

For the period of four fiscal quarters ended [        ]:

1.	Consolidated Net Income: (i)-(ii) =		$[ , , ]

	(i)	the net income or loss of the Company and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP:	$[ , , ]

	(ii)[6]	To the extent included in net income referred to in (i):

(a)

the income of any Person (other than the Company) that is not a Subsidiary except to the extent of the amount of cash dividends or similar cash distributions actually paid by such Person to the Company or, subject to clauses (b) and (c) below, any of the Subsidiaries during such period:

$[ , , ]

(b)

the income of, and any amounts referred to in clause (a) above paid to, any Subsidiary (other than a Loan Party) to the extent that, on the date of determination, the declaration or payment of cash dividends or similar cash distributions by such Subsidiary is restricted by operation of the terms of its organizational documents or any agreement, instrument, judgment, decree, statute, rule or regulation applicable to such Subsidiary:

$[ , , ]

[6]	Items to be set forth without duplication.

(c)

the income or loss of, and any amounts referred to in clause (a) above paid to, any Subsidiary that is not wholly owned by the Company to the extent such income or loss or such amounts are attributable to the noncontrolling interest in such Subsidiary:

$[ , , ]

2.	Consolidated EBITDA[7]: (i)+(ii)-(iii)-(iv) =			$[ , , ]

	(i)	Consolidated Net Income for such period:		$[ , , ]

	(ii)[8]	(a)	consolidated interest expense for such period (including imputed interest expense in respect of Capital Lease Obligations and Synthetic Lease Obligations):	$[ , , ]

		(b)	consolidated income tax expense for such period:	$[ , , ]

		(c)	all amounts attributable to depreciation and amortization for such period:	$[ , , ]

		(d)	any non-cash extraordinary charges for such period:	$[ , , ]

		(e)	any non-cash compensation charges, including charges arising from restricted stock and stock-option grants, for such period:	$[ , , ]

(f)

any other non-cash charges (other than the write-down or write-off of current assets, any additions to bad debt reserve or bad debt expense or any accruals for estimated sales discounts, returns or allowances) for such period:

$[ , , ]

		(g)	any losses for such period attributable to early extinguishment of Indebtedness or obligations under any Swap Agreement:	$[ , , ]

[7]

Consolidated EBITDA shall be calculated so as to exclude the effect of any gain or loss that represents after-tax gains or losses attributable to any sale, transfer or other disposition of assets by the Company or any Subsidiary, other than dispositions of inventory and other dispositions in the ordinary course of business. For purposes of calculating Consolidated EBITDA for any period, if during such period the Company or any other Subsidiary shall have consummated a Material Acquisition or a Material Disposition, Consolidated EBITDA for such period shall be calculated on a Pro Forma Basis after giving effect thereto. All items under (ii), (iii) and (iv) shall be determined on a consolidated basis in accordance with GAAP.

[8]	Items to be set forth without duplication and to the extent deducted in determining Consolidated Net Income.

	(h)	fees and expenses for such period paid in connection with, and other non-recurring charges for such period relating to, the Acquisition:[9]	$[ , , ]

	(i)	charges for such period attributable to restructuring activities commenced by the Acquired Company and its subsidiaries prior to the Second Restatement Effective Date:[10]	$[ , , ]

	(j)	severance charges for such period attributable to reorganization of certain operations of the Acquired Company and its subsidiaries:[11]	$[ , , ]

(k)

charges for such period attributable to the sale, transfer or other disposition of, or cessation of the operation of, certain operations acquired as part of the Acquisition and consistent with the plan therefor previously communicated by the Company to the Administrative Agent:[12]

$[ , , ]

(iii)[13]

all cash payments made during such period on account of non-cash charges that were or would have been added to Consolidated Net Income pursuant to clauses (d), (e) or (f) above in such period or in a previous period:

$[ , , ]

(iv)[14]	(a)	any extraordinary gains and all non-cash items of income (other than normal accruals in the ordinary course of business) for such period:	$[ , , ]

[9]	Provided that such fees, expenses and non-recurring charges are incurred on or prior to January 26, 2014.
[10]

The aggregate amount added back pursuant to this clause (i) may not exceed $25,000,000 in the aggregate for all periods (with not more than $10,000,000 thereof in the aggregate being for periods commencing after July 28, 2012).

[11]	The aggregate amount added back pursuant to this clause (j) may not exceed $5,000,000 in the aggregate for all periods.
[12]	The aggregate amount added back pursuant to this clause (k) may not exceed $50,000,000 in the aggregate for all periods.
[13]	Item to be set forth without duplication and to the extent not deducted in determining such Consolidated Net Income.
[14]	Items to be set forth without duplication and to the extent included in determining Consolidated Net Income.

		(b) any gains for such period attributable to early extinguishment of Indebtedness or obligations under any Swap Agreement:	$[ , , ]

3.	Consolidated EBITDAR: (i)+(ii) =		$[ , , ]

	(i)	Consolidated EBITDA for such period:	$[ , , ]

	(ii)	Consolidated Rental Expense for such period[15]:	$[ , , ]

4.	Consolidated Cash Interest Expense: (i)-(ii) =		$[ , , ]

	(i)[16]	(a)

the cash interest expense (including (x) imputed interest expense in respect of Capital Lease Obligations and Synthetic Lease Obligations, (y) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and (z) net costs under Swap Agreements entered into to hedge interest rates to the extent such net costs are allocable to such period in accordance with GAAP) of the Company and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP:

$[ , , ]

(b)

any interest accrued during such period in respect of Indebtedness of the Company or any Subsidiary that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP:

$[ , , ]

		(c) any cash payments made during such period in respect of obligations referred to in clause (ii)(c) below that were amortized or accrued in a previous period:	$[ , , ]

	(ii)	(a) interest income of the Company and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP:	$[ , , ]

(b)

to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization or write-off of capitalized interest or other financing costs paid in a previous period:

$[ , , ]

[15]	Item to be set forth without duplication and to the extent not deducted in determining such Consolidated EBITDA. Determined on a consolidated basis in accordance with GAAP.
[16]	Items to be set forth without duplication and to the extent deducted in determining Consolidated Net Income.

(c)

to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to accretion or amortization of debt discounts or accrued interest payable in kind for such period:

$[ , , ]

5.	Consolidated Fixed Charges[17]: (i)+(ii)+(iii)+(iv)+(v)+(vi)+(vii) =		$[ , , ]

	(i)	Consolidated Cash Interest Expense for such period:	$[ , , ]

	(ii)	Consolidated Rental Expense for such period:	$[ , , ]

(iii)

mandatory principal prepayments and scheduled principal payments on, and cash payments upon the conversion of, Indebtedness made during such period (other than redemptions of the Acquired Company Convertible Notes required to be made by the Acquired Company as a result of the Acquisition):

$[ , , ]

	(iv)	expense for income taxes paid in cash during such period:	$[ , , ]

	(v)	Restricted Payments paid in cash during such period:	$[ , , ]

	(vi)	the aggregate amount of principal payments on Capital Lease Obligations during such period:	$[ , , ]

	(vii)	mandatory cash contributions to any Plan or Multiemployer Plan during such period:	$[ , , ]

6.	Fixed Charge Coverage Ratio:[18] ((i)-(ii))/(iii) =		[ ] to [ ]

	(i)	Consolidated EBITDAR for such period:	$[ , , ]

	(ii)	Capital Expenditures for such period:	$[ , , ]

[17]	Item to be set forth without duplication and calculated for the Company and the Subsidiaries on a consolidated basis.
[18]

In the event that the Company or any Subsidiary shall have completed a Material Acquisition (including the Acquisition) or a Material Disposition during the relevant period, the Fixed Charge Coverage Ratio shall be determined for such period on a Pro Forma Basis.

(iii)	Consolidated Fixed Charges for such period:	$[ , , ]

SCHEDULE III

Applicable Rate Calculation

1.	Average Availability: (i)/(ii) =		$[ , , ]

(i)

the sum, for each day in the applicable fiscal quarter, of (A) the lesser of (i) the total Revolving Commitments then in effect and (ii) the Borrowing Base then in effect minus (B) the total Credit Exposure of all Lenders on such day:

$[ , , ]

	(ii)	Days in applicable fiscal quarter:	[ ]

2.	Applicable Rate Category: = [1] / [2] / [3][19]		[ ]

3.	Applicable Rate:

	(i)	ABR Spread:	[ ]%

	(ii)	Eurodollar Spread:	[ ]%

	(iii)	Standby Letter of Credit Fee:	[ ]%

	(iv)	Commercial Letter of Credit Fee:	[ ]%

[19]	If Average Availability is ≥$150,000,000, indicate “1”. If Average Availability is >$75,000,000 but <$150,000,000, indicate “2”. If Average Availability is ≤$75,000,000, indicate “3”.

EXHIBIT E

INTERCREDITOR AGREEMENT

dated as of

June 14, 2012,

between

JPMORGAN CHASE BANK, N.A.,

as ABL Agent,

and

JPMORGAN CHASE BANK, N.A.,

as Term Agent

[CS&M Ref. No. 6701-814]

Table of Contents

		Page

ARTICLE I

Definitions

SECTION 1.01.	New York UCC	1
SECTION 1.02.	Other Defined Terms	1
SECTION 1.03.	Terms Generally	13

ARTICLE II

Lien Priorities

SECTION 2.01.	Relative Priorities	14
SECTION 2.02.	Prohibition on Contests	15
SECTION 2.03.	No New Liens	15
SECTION 2.04.	Revolving Nature of ABL Obligations	16

ARTICLE III

Enforcement

SECTION 3.01.	Exercise of Remedies	16
SECTION 3.02.	Lockbox System	20

ARTICLE IV

Payments

SECTION 4.01.	Application of Proceeds	20
SECTION 4.02.	Payments Over	21
SECTION 4.03.	Delivery of Collateral and Proceeds	22

ARTICLE V

Other Agreements

SECTION 5.01.	Releases	22
SECTION 5.02.	Insurance	23
SECTION 5.03.	Certain Provisions Regarding Credit Documents	24
SECTION 5.04.	Bailee for Perfection	25
SECTION 5.05.	When Discharge of Obligations Deemed Not to Have Occurred	26
SECTION 5.06.	Obligations Purchase Right	26
SECTION 5.07.	Sharing of Information; Rights of Access and Use	27

i

ii

Table of Contents

		Page

SECTION 8.12.	Further Assurances	40
SECTION 8.13.	Specific Performance	40
SECTION 8.14.	Headings	41
SECTION 8.15.	Counterparts	41
SECTION 8.16.	Authorization	41
SECTION 8.17.	Parties in Interest	41
SECTION 8.18.	Provisions Solely to Define Relative Rights	41

iii

INTERCREDITOR AGREEMENT dated as of June 14, 2012 (this “Agreement”), between JPMORGAN CHASE BANK, N.A., in its capacity as administrative and collateral agent for, and acting on behalf of, the ABL Secured Parties (together with its successors and assigns in such capacity, the “ABL Agent”), and JPMORGAN CHASE BANK, N.A., in its capacity as administrative and collateral agent for, and acting on behalf of, the Term Secured Parties (together with its successors and assigns in such capacity, the “Term Agent”). Capitalized terms used in this Agreement have the meanings assigned to them in Article I below.

On the date hereof, (a) Ascena Retail Group, Inc., a Delaware corporation (the “Company”), the lenders party thereto and JPMorgan Chase Bank, N.A., as Term Agent, are entering into the Term Credit Agreement and (b) the Company, the other Grantors, the lenders party thereto and JPMorgan Chase Bank, N.A., as ABL Agent, are entering into the ABL Credit Agreement.

The ABL Credit Agreement provides that Term Liens shall be permitted under the covenants contained therein, and the Term Credit Agreement provides that ABL Liens shall be permitted under the covenants contained therein, only if such Liens are subject to the terms of an intercreditor agreement in the form of this Agreement. Accordingly, the ABL Secured Parties and the Term Secured Parties have authorized and directed the ABL Agent and the Term Agent, respectively, to enter into this Agreement to set forth their relative rights and remedies with respect to the Collateral.

In consideration of the foregoing and the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01. New York UCC. All capitalized terms used but not defined in this Agreement and that are defined in the UCC as in effect in the State of New York shall have the meanings specified therein.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“ABL Agent” has the meaning set forth in the preamble to this Agreement.

“ABL Cap Amount” has the meaning set forth in the definition of “ABL Obligations”.

“ABL Collateral” means all “Collateral”, as defined in the ABL Credit Agreement, and any other assets of any Grantor now or at any time hereafter subject or purported under the terms of any ABL Collateral Document to be made subject to any Lien securing any ABL Obligations.

“ABL Collateral Documents” means the ABL Security Agreement, the ABL Mortgages and the other “Collateral Documents”, as defined in the ABL Credit Agreement, and any other agreement, document or instrument now existing or entered into after the date hereof that grants a Lien on any assets of the Company or any Subsidiary to secure any ABL Obligations, as each may be Amended from time to time, including after the commencement of any Insolvency or Liquidation Proceeding.

“ABL Credit Agreement” means the Amended and Restated Credit Agreement dated as of January 3, 2011, as further amended and restated as of the date hereof, among the Company, the Subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as ABL Agent, as Amended from time to time, including after the commencement of any Insolvency or Liquidation Proceeding.

“ABL Documents” means the ABL Credit Agreement, the ABL Collateral Documents and all other “Loan Documents”, as defined in the ABL Credit Agreement.

“ABL Excess Amounts” has the meaning set forth in the definition of “ABL Obligations”.

“ABL Lenders” means “Lenders”, as defined in the ABL Credit Agreement.

“ABL Liens” means all Liens on the Collateral securing the ABL Obligations, whether created under the ABL Collateral Documents or acquired by possession, statute (including any judgment lien), operation of law, subrogation or otherwise and whether or not created following the commencement of any Insolvency or Liquidation Proceeding, now or hereafter held by or on behalf of the ABL Agent or any other ABL Secured Party, or any agent or trustee therefor.

“ABL Mortgage” means each mortgage, deed of trust, assignment of leases and rents or other security document that grants a Lien on any real property owned or leased by any Grantor to secure any ABL Obligations.

“ABL Obligations” means all “Secured Obligations”, as defined in the ABL Credit Agreement (including any such Secured Obligations arising or accruing during the pendency of any Insolvency or Liquidation Proceeding), notwithstanding that any such Secured Obligations or claims therefor shall be disallowed, voided or subordinated in any Insolvency or Liquidation Proceeding or under any Bankruptcy Law or other applicable law. Notwithstanding the foregoing, if the sum of the ABL Obligations consisting of, without duplication, (a) principal amount of loans or advances under the ABL Credit Agreement and the other ABL Documents and (b) the aggregate face amount of all outstanding letters of credit issued or deemed issued under, or otherwise secured under, the ABL Credit Agreement and the other ABL Documents (the

2

foregoing ABL Obligations being collectively referred to as the “Capped ABL Obligations”), exceeds $300,000,000 (the “ABL Cap Amount”), then the portion of the Capped ABL Obligations exceeding the ABL Cap Amount (such portion being referred to as the “ABL Excess Amounts”), and all interest, premiums, reimbursement obligations and other amounts in respect of the ABL Excess Amounts, shall be secured by the ABL Collateral Documents but shall not constitute “ABL Obligations” for all purposes of this Agreement (other than Sections 2.02 and 2.04, the definition of the term “Grantors” and the definition of the term “ABL Liens” as such term is used in Sections 2.01 and 2.02).

“ABL Priority Collateral” means any and all of the following that constitute Collateral: (a) all Accounts (other than Accounts arising under contracts for the sale of Term Priority Collateral); (b) all Chattel Paper (including Electronic Chattel Paper); (c) all tax refunds of any kind; (d) all Deposit Accounts and Securities Accounts (other than any Proceeds Collateral Account), and all cash, cash equivalents, checks and other negotiable Instruments, funds and other evidences of payment and all Financial Assets held on deposit therein or credited thereto, and all Security Entitlements arising therefrom (in each case, subject to Section 3.03, other than any identifiable Proceeds of the Term Priority Collateral); (e) all Inventory; (f) all rights to business interruption insurance; (g) solely to the extent evidencing, governing, securing or otherwise relating to the items referred to in any of the preceding clauses, all Documents, General Intangibles (other than Intellectual Property and Equity Interests), Instruments, Investment Property (other than Equity Interests) and Letter of Credit Rights; (h) except to the extent constituting Term Priority Collateral pursuant to clause (f) of the definition of such term, all Proceeds, including insurance Proceeds, of any of the foregoing and all collateral security and guarantees or other credit support given by any Person with respect to any of the foregoing; and (i) all books and records relating to any of the foregoing. Notwithstanding the foregoing, the term “ABL Priority Collateral” shall not include any assets referred to in clauses (a), (b), (c), (d) and (e) of the definition of the term “Term Priority Collateral”.

“ABL Secured Parties” means the ABL Agent and the other “Lender Parties” as defined in the ABL Credit Agreement.

“ABL Security Agreement” means the Amended and Restated Security Agreement dated as of the date hereof, among the Company, the other Grantors and the ABL Agent, as Amended from time to time, including after the commencement of any Insolvency or Liquidation Proceeding.

“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls or is Controlled by or is under common Control with the Person specified.

“Agents” means the ABL Agent and the Term Agent.

“Agreement” has the meaning set forth in the preamble hereto.

3

“Amend” means, in respect of any Indebtedness, obligation or agreement, to amend, restate, modify, waive, supplement, restructure, extend, increase or renew such Indebtedness, obligation or agreement, in whole or in part. The terms “Amended” and “Amendment” shall have correlative meanings.

“Banking Services” has the meaning set forth in the ABL Credit Agreement.

“Banking Services Obligations” has the meaning set forth in the ABL Credit Agreement.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Capped ABL Obligations” has the meaning set forth in the definition of “ABL Obligations”.

“Capped Term Obligations” has the meaning set forth in the definition of “Term Obligations”.

“Cash Collateral Usage” has the meaning set forth in Section 6.01.

“Casualty” means any insured event of damage or casualty relating to all or any part of the Collateral.

“Class” refers to either (a) the ABL Agent, the ABL Collateral Documents, the ABL Credit Agreement, the ABL Documents, the ABL Obligations or the ABL Secured Parties, on the one hand, as opposed to (b) the Term Agent, the Term Collateral Documents, the Term Credit Agreement, the Term Documents, the Term Obligations or the Term Secured Parties, on the other hand.

“Collateral” means any assets of the Company or any Subsidiary that constitute the ABL Collateral or the Term Collateral.

“Collateral Documents” means the ABL Collateral Documents and the Term Collateral Documents.

“Company” has the meaning set forth in the recitals to this Agreement.

“Condemnation” means any taking, exercise of rights of eminent domain, public improvement, inverse condemnation, condemnation or similar action of or proceeding by any Governmental Authority or any other Person relating to any part of the Collateral.

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“Condemnation Proceeds” means all compensation, awards and other payments or relief (including instruments and payments with respect to a deed in lieu of condemnation) to which the Company or any Subsidiary shall be entitled by law or otherwise in respect of any Condemnation.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Copyright License” means any written agreement, now or hereafter in effect, granting to any Person any right under any Copyright now or hereafter owned by any other Person or that such other Person otherwise has the right to license, and all rights of any such Person under any such agreement.

“Copyrights” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations, recordings and applications in the United States Copyright Office or any similar office in any other country.

“Credit Agreements” means the ABL Credit Agreement and the Term Credit Agreement.

“Credit Documents” means the ABL Documents and the Term Documents.

“DIP Financing” has the meaning set forth in Section 6.01.

“Discharge” means, with respect to the Obligations of any Class, subject to Sections 5.05 and 6.05:

(a) payment in full in cash of the principal of and interest (including any Post-Petition Amounts in the nature of interest) on all Obligations of such Class;

(b) payment in full in cash of all other Obligations of such Class that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (including any Post-Petition Amounts in the nature of fees, costs, expenses and other amounts);

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(c) except for purposes of Section 5.02, termination or expiration of all commitments, if any, to extend credit that would give rise to Obligations of such Class; and

(d) termination or cash collateralization of all letters of credit the reimbursement or payment obligations in respect of which constitute Obligations of such Class (any such cash collateralization to be in an amount and manner reasonably satisfactory to the Agent of such Class, but in no event shall such amount be greater than 105% of the aggregate undrawn face amount of such letters of credit).

“Discharge of Senior Obligations” means, with respect to any Collateral, the Discharge of Obligations constituting Senior Obligations with respect to such Collateral. The parties hereto acknowledge that (a) with respect to the ABL Liens on the Term Priority Collateral and the ABL Obligations insofar as they are secured by such Liens, a Discharge of Senior Obligations shall mean a Discharge of the Term Obligations and (b) with respect to the Term Liens on the ABL Priority Collateral and the Term Obligations insofar as they are secured by such Liens, the Discharge of Senior Obligations shall mean a Discharge of the ABL Obligations.

“Disposition” means any sale, lease, exchange, transfer or other disposition.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest (other than, prior to the date of such conversion, any Indebtedness that is convertible into any such Equity Interests).

“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank).

“Grantors” means the Company and each Subsidiary that shall have created or purported to create any Lien on all or any part of its assets to secure any ABL Obligation or any Term Obligation.

“Indebtedness” means and includes all obligations that constitute “Indebtedness” within the meaning of the ABL Credit Agreement or the Term Credit Agreement, as in effect on the date hereof.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or

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proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of the assets of any Grantor, (c) any liquidation, dissolution, reorganization or winding up of any Grantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (d) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any Grantor.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intellectual Property License” has the meaning set forth in Section 5.08(a).

“Junior Agent” means, as to any Collateral, the Agent whose Liens on such Collateral are junior and subordinate to the Liens of the other Agent on such Collateral pursuant to the terms of this Agreement. The parties hereto acknowledge that, subject to the proviso set forth in Section 2.01(a), the ABL Agent is the Junior Agent with respect to the Term Priority Collateral and the Term Agent is the Junior Agent with respect to the ABL Priority Collateral, and that, accordingly, any reference herein to the “Junior Agent” shall be construed as a reference to the ABL Agent insofar as the Term Priority Collateral is concerned and to the Term Agent insofar as the ABL Priority Collateral is concerned.

“Junior Documents” means (a) with respect to Junior Obligations that are ABL Obligations or Junior Secured Parties that are ABL Secured Parties, the ABL Documents and (b) with respect to Junior Obligations that are Term Obligations or the Junior Secured Parties that are Term Secured Parties, the Term Documents.

“Junior Liens” means, subject to the proviso set forth in Section 2.01(a), (a) with respect to the ABL Priority Collateral or the ABL Liens on the ABL Priority Collateral, the Term Liens on such Collateral, and (b) with respect to the Term Priority Collateral or the Term Liens on the Term Priority Collateral, the ABL Liens on such Collateral.

“Junior Obligations” means (a) with respect to any Collateral or any Senior Liens thereon, any Obligations that are secured by Junior Liens on such Collateral and (b) with respect to any Senior Obligations or Senior Secured Parties secured by any Collateral, any Obligations that are secured by Junior Liens on such Collateral.

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“Junior Priority Collateral” means (a) with respect to the ABL Agent and any other ABL Secured Party, Term Priority Collateral and (b) with respect to the Term Agent and any other Term Secured Party, ABL Priority Collateral.

“Junior Secured Parties” means, as to any Collateral, the Secured Parties whose Liens on such Collateral are junior and subordinate to the Liens of the other Secured Parties on such Collateral pursuant to the terms of this Agreement. The parties hereto acknowledge that the ABL Secured Parties are the Junior Secured Parties with respect to the Term Priority Collateral and the Term Secured Parties are the Junior Secured Parties with respect to the ABL Priority Collateral, and that, accordingly, any reference herein to the “Junior Secured Parties” shall be construed as a reference to the ABL Secured Parties insofar as the Term Priority Collateral is concerned and to the Term Secured Parties insofar as the ABL Priority Collateral is concerned.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement with respect to intellectual property to which any Grantor is a party.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, charge, security interest or other encumbrance in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“New Agent” has the meaning set forth in Section 5.05.

“Notice of New Obligations” has the meaning set forth in Section 5.05.

“Notification of Proceeds” has the meaning set forth in Section 3.02.

“Obligations” means all ABL Obligations and all Term Obligations.

“Patent License” means any written agreement, now or hereafter in effect, granting to any Person any right to make, use or sell any invention on which a Patent now or hereafter owned by any other Person, or that any other Person now or hereafter otherwise has the right to license, is in existence, and all rights of any such Person under any such agreement.

“Patents” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

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“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pledged or Controlled Collateral” has the meaning set forth in Section 5.04(a).

“Post-Petition Amounts” means, with respect to any Obligations, all interest (including interest accruing at the default rate specified in the applicable Credit Documents), fees, costs, expenses and other amounts that would accrue and become due after commencement of any Insolvency or Liquidation Proceeding but for commencement of such Insolvency or Liquidation Proceeding, whether or not such amounts are allowed or allowable, in whole or in part, in any such Insolvency or Liquidation Proceeding.

“Proceeds Collateral Account” has the meaning set forth in the Term Credit Agreement.

“Purchase Event” means, with respect to the Obligations of any Class, the occurrence of any of the following: (a) an acceleration of the Obligations of such Class in accordance with the terms of the Credit Agreement of such Class; (b) a payment default in respect of Obligations under the Credit Agreement of such Class that has not been cured or waived in accordance with the terms thereof within 30 days of the occurrence thereof; or (c) the commencement of any Insolvency or Liquidation Proceeding.

“Recovery” has the meaning set forth in Section 6.05.

“Refinance” means, in respect of any Indebtedness, to refinance or replace, or to issue other Indebtedness in exchange for or replacement of, such Indebtedness in whole or in part. The terms “Refinanced” and “Refinancing” shall have correlative meanings.

“Related Secured Parties” means (a) in the case of the ABL Agent, the ABL Secured Parties and (b) in the case of the Term Agent, the Term Secured Parties.

“Secured Parties” means the ABL Secured Parties and the Term Secured Parties.

“Senior Agent” means, as to any Collateral, the Agent whose Liens on such Collateral are senior to the Liens of the other Agent on such Collateral pursuant to the terms of this Agreement. The parties hereto acknowledge that, subject to the proviso set forth in Section 2.01(a), the ABL Agent is the Senior Agent with respect to the ABL Priority Collateral and the Term Agent is the Senior Agent with respect to the Term Priority Collateral, and that, accordingly, any reference herein to the “Senior Agent” shall be construed as a reference to the ABL Agent insofar as the ABL Priority Collateral is concerned and to the Term Agent insofar as the Term Priority Collateral is concerned.

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“Senior Documents” means (a) with respect to Senior Obligations that are ABL Obligations, the ABL Documents and (b) with respect to Senior Obligations that are Term Obligations, the Term Documents.

“Senior Liens” means, subject to the proviso set forth in Section 2.01(a), (a) with respect to the ABL Priority Collateral or the Term Liens on the ABL Priority Collateral, the ABL Liens on such Collateral, and (b) with respect to the Term Priority Collateral or the ABL Liens on the Term Priority Collateral, the Term Liens on such Collateral, and, in each case, any Liens incurred in connection with any Refinancing of Senior Obligations that are deemed to be Senior Liens under Section 5.05.

“Senior Obligations” means (a) with respect to any Collateral or any Junior Liens thereon, any Obligations that are secured by Senior Liens on such Collateral and (b) with respect to any Junior Obligations or Junior Secured Parties secured by any Collateral, any Obligations that are secured by Senior Liens on such Collateral.

“Senior Priority Collateral” means (a) with respect to the ABL Agent and any other ABL Secured Party, ABL Priority Collateral and (b) with respect to the Term Agent and any other Term Secured Party, Term Priority Collateral.

“Senior Secured Parties” means, as to any Collateral, the Secured Parties whose Liens on such Collateral are senior to the Liens of the other Secured Parties on such Collateral pursuant to the terms of this Agreement. The parties hereto acknowledge that the ABL Secured Parties are the Senior Secured Parties with respect to the ABL Priority Collateral and the Term Secured Parties are the Senior Secured Parties with respect to the Term Priority Collateral, and that, accordingly, any reference herein to the “Senior Secured Parties” shall be construed as a reference to the ABL Secured Parties insofar as the ABL Priority Collateral is concerned and to the Term Secured Parties insofar as the Term Priority Collateral is concerned.

“Subject Obligations” has the meaning set forth in Section 5.06.

“Subject Secured Parties” has the meaning set forth in Section 5.06.

“subsidiary” means, with respect to any Person (the “parent”) at any date, (a) any Person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date and (b) any other Person (i) of which Equity Interests representing more than 50% of the equity value or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (ii) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any direct or indirect subsidiary of the Company.

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“Successor Intellectual Property License” has the meaning set forth in Section 5.08(b).

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or any Subsidiary shall be a Swap Agreement.

“Swap Obligations” shall mean, with respect to any Person, the obligations of such Person under any Swap Agreement.

“Term Agent” has the meaning set forth in the preamble to this Agreement.

“Term Cap Amount” has the meaning set forth in the definition of “Term Obligations”.

“Term Collateral” means all “Collateral”, as defined in the Term Credit Agreement, and any other assets of any Grantor now or at any time hereafter subject or purported under the terms of any Term Collateral Document to be made subject to any Lien securing any Term Obligations.

“Term Collateral Documents” means the Term Guarantee and Collateral Agreement, the Term Mortgages and the other “Collateral Documents”, as defined in the Term Credit Agreement, and any other agreement, document or instrument now existing or entered into after the date hereof that grants a Lien on any assets of the Company or any Subsidiary to secure any Term Obligations, as each may be Amended from time to time, including after the commencement of any Insolvency or Liquidation Proceeding.

“Term Credit Agreement” means the Term Loan Agreement dated as of the date hereof, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as Term Agent, as Amended from time to time, including after the commencement of any Insolvency or Liquidation Proceeding.

“Term Documents” means the Term Credit Agreement, the Term Collateral Documents and all other “Loan Documents”, as defined in the Term Credit Agreement.

“Term Excess Amounts” has the meaning set forth in the definition of “Term Obligations”.

“Term Guarantee and Collateral Agreement” means the Guarantee and Collateral Agreement dated as of the date hereof, among the Company, the Subsidiaries party thereto and the Term Agent, as Amended from time to time, including after the commencement of any Insolvency or Liquidation Proceeding.

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“Term Liens” means all Liens on the Collateral securing the Term Obligations, whether created under the Term Collateral Documents or acquired by possession, statute (including any judgment lien), operation of law, subrogation or otherwise and whether or not created following the commencement of any Insolvency or Liquidation Proceeding, now or hereafter held by or on behalf of the Term Agent or any other Term Secured Party, or any agent or trustee therefor.

“Term Mortgage” means each mortgage, deed of trust, assignment of leases and rents or other security document that grants a Lien on any real property owned or leased by any Grantor to secure any Term Obligations.

“Term Obligations” means all “Secured Obligations”, as defined in the Term Guarantee and Collateral Agreement (including any such Secured Obligations arising or accruing during the pendency of any Insolvency or Liquidation Proceeding), notwithstanding that any such Secured Obligations or claims therefor shall be disallowed, voided or subordinated in any Insolvency or Liquidation Proceeding or under any Bankruptcy Law or other applicable law. Notwithstanding the foregoing, if the sum of the Term Obligations consisting of, without duplication, (a) principal amount of loans or advances under the Term Credit Agreement and the other Term Documents and (b) the aggregate face amount of all outstanding letters of credit issued or deemed issued under, or otherwise secured under, the Term Credit Agreement and the other Term Documents (the foregoing Term Obligations being collectively referred to as the “Capped Term Obligations”), exceeds $400,000,000 (the “Term Cap Amount”), then the portion of the Capped Term Obligations exceeding the Term Cap Amount (such portion being referred to as the “Term Excess Amounts”), and all interest, premiums, reimbursement obligations and other amounts in respect of the Term Excess Amounts, shall be secured by the Term Collateral Documents but shall not constitute “Term Obligations” for all purposes of this Agreement (other than Sections 2.02 and 2.04, the definition of the term “Grantors” and the definition of the term “Term Liens” as such term is used in Sections 2.01, 2.02).

“Term Priority Collateral” means any and all of the following that constitute Collateral: (a) all Equipment, all real property and interests therein (including both fee and leasehold interests) and all fixtures; (b) all Intellectual Property; (c) each Proceeds Collateral Account, and all cash, cash equivalents, checks and other negotiable Instruments, funds and other evidences of payment and all Financial Assets held on deposit therein or credited thereto, and all Security Entitlements arising therefrom; (d) all Equity Interests; (e) all Commercial Tort Claims; (f) to the extent not expressly constituting ABL Priority Collateral (disregarding, for purposes of this clause (f), clause (i) of the definition of the term “ABL Priority Collateral”), all Investment Property, all Documents, all General Intangibles, all Instruments and all Letter of Credit Rights; (g) all other Collateral not constituting ABL Priority Collateral; (h) all Proceeds, including insurance Proceeds (other than business interruption insurance proceeds), of any of the foregoing and all collateral security and guarantees or other credit support given by any Person with respect to any of the foregoing; and (i) all books and records relating to any of the foregoing.

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“Term Secured Parties” means the Term Agent and the other “Secured Parties” as defined in the Term Guarantee and Collateral Agreement.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Person any right to use any Trademark now or hereafter owned by any other Person, or that any other Person otherwise has the right to license, and all rights of any such Person under any such agreement.

“Trademarks” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

SECTION 1.03. Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected persons customarily comply) of all Governmental Authorities. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time Amended (subject to any restrictions on such Amendments set forth herein); (b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns, and any reference herein to the Company or any other Grantor shall be construed to include the Company or such other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or such other Grantor, as the case may be, in any Insolvency or Liquidation Proceeding; (c) the words “herein”, “hereof” and “hereunder”, and words of similar

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import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof; and (d) all references herein to Articles and Sections shall be construed to refer to Articles and Sections of this Agreement.

ARTICLE II

Lien Priorities

SECTION 2.01. Relative Priorities. (a) Notwithstanding (i) the date, time, method, manner or order of grant, attachment or perfection of any ABL Lien or any Term Lien on any Collateral, (ii) any provision of the UCC or any other applicable law or of any ABL Document or any Term Document, (iii) any defect or deficiencies in, or failure to perfect, any ABL Lien or any Term Lien or (iv) any other circumstance whatsoever, each Agent, for itself and on behalf of its Related Secured Parties, hereby agrees that:

(A) any ABL Lien on any ABL Priority Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Term Lien on any ABL Priority Collateral;

(B) any Term Lien on any ABL Priority Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to any ABL Lien on any ABL Priority Collateral;

(C) any Term Lien on any Term Priority Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any ABL Lien on any Term Priority Collateral; and

(D) any ABL Lien on any Term Priority Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to any Term Lien on any Term Priority Collateral;

provided that notwithstanding anything to the contrary contained in this Agreement:

(1) any ABL Lien on any ABL Priority Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, insofar as such ABL Lien secures ABL Excess Amounts, shall be junior and subordinate in all respects to all Term Liens on any ABL Priority Collateral (other than any Term Lien insofar as such Term Lien secures Term Excess Amounts); and

(2) any Term Lien on any Term Priority Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law,

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subrogation or otherwise, insofar as such Term Lien secures Term Excess Amounts, shall be junior and subordinate in all respects to all ABL Liens on any Term Priority Collateral (other than any ABL Lien insofar as such ABL Lien secures ABL Excess Amounts).

(b) The relative Lien priorities in respect of any Collateral set forth in this Section are only with respect to the priority of the Liens held by or on behalf of the Agents and their Related Secured Parties and shall not constitute a subordination of any Obligations to any other Obligations.

SECTION 2.02. Prohibition on Contests. Each Agent, for itself and on behalf of its Related Secured Parties, agrees that none of them will (and hereby waives any right to) contest or question the validity or enforceability of, or join or otherwise support any other Person in contesting or questioning the validity or enforceability of, in any proceeding, including any Insolvency or Liquidation Proceeding, (a) the existence, perfection, priority, validity or enforceability of any ABL Lien (whether securing ABL Obligations or any ABL Excess Amounts) or any Term Lien (whether securing Term Obligations or any Term Excess Amounts), (b) the validity or enforceability of any ABL Obligations (or any ABL Excess Amounts) or any Term Obligations (or any Term Excess Amounts) or (c) the enforceability of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the right of any Secured Party to enforce this Agreement.

SECTION 2.03. No New Liens. (a) Whether or not any Insolvency or Liquidation Proceeding has been commenced, each Agent agrees, for itself and on behalf of its Related Secured Parties, that no Secured Party shall accept any additional Lien under any Collateral Document on any asset of any Grantor to secure Obligations of any Class unless such Grantor has granted or concurrently grants a Lien on such asset to secure Obligations of the other Class (all such Liens to have the relative priorities set forth herein based on whether the assets subject to such Liens constitute ABL Priority Collateral or Term Priority Collateral and whether such Liens secure ABL Excess Amounts or Term Excess Amounts); provided that the foregoing shall not apply to (i) Liens on any asset of any Grantor granted to secure Obligations of any Class if such asset is expressly excluded from the grant of a security interest by such Grantor pursuant to the Collateral Documents of the other Class and (ii) additional Liens on any asset of any Grantor granted to secure Obligations of any Class if, prior to such grant, such Grantor has offered in writing to grant a Lien on such asset to secure Obligations of the other Class and the Agent of such other Class has affirmatively declined in writing to accept such Lien or has failed to respond to such offer within 30 days thereof, in which case such Agent shall be deemed to have declined to accept such Lien. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the other Agent or any of its Related Secured Parties, each Agent, for itself and on behalf of its Related Secured Parties, agrees that any amounts received by or distributed to such Agent or any of its Related Secured Parties pursuant to or as a result of Liens granted in contravention of this Section shall be subject to Section 4.02.

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(b) Each Agent agrees, for itself and on behalf of its Related Secured Parties, to cooperate in good faith in order to determine, upon any reasonable request by the other Agent, the specific assets included in the ABL Collateral and the Term Collateral, the steps taken to perfect the ABL Liens and the Term Liens thereon and the identity of the respective parties obligated under the ABL Documents and the Term Documents.

SECTION 2.04. Revolving Nature of ABL Obligations. The Term Agent, for itself and on behalf of its Related Secured Parties, expressly acknowledges and agrees that (a) the ABL Credit Agreement includes a revolving commitment and that in the ordinary course of business the ABL Agent and the ABL Lenders will apply payments and make advances thereunder, (b) the amount of the ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (c) all cash collateral received by the ABL Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the ABL Obligations at any time and from time to time and (d) the advance rates under the ABL Credit Agreement may be reduced, and Reserves (as defined in the ABL Credit Agreement) may be imposed, under the terms of the ABL Credit Agreement, in each case without altering or otherwise affecting the Lien priorities set forth in this Agreement.

ARTICLE III

Enforcement

SECTION 3.01. Exercise of Remedies. (a) Until the Discharge of Senior Obligations with respect to such Collateral has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced, each Agent, for itself and on behalf of its Related Secured Parties, agrees that none of them will:

(i) enforce or exercise, or seek to enforce or exercise, any rights or remedies with respect to any Senior Priority Collateral of any Secured Party of the other Class (including the exercise of any right of set-off or enforcement of any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided that the parties hereto acknowledge and agree that this Section shall not in any way prohibit any Agent or any of its Related Secured Parties from (A) commencing, or joining in filing of a petition for commencement of, any involuntary Insolvency or Liquidation Proceeding of the type described in clause (a) or (b) of the definition of such term or (B) exercising any of its rights during an Insolvency or Liquidation Proceeding to the extent expressly permitted by Article VI;

(ii) subject to the proviso set forth in paragraph (a)(i) of this Section, commence or join with any Person (other than the Senior Secured Parties upon the request thereof) in commencing, or file with any court documents that seek to commence, or petition for or vote in favor of, any action or proceeding with

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respect to any rights or remedies with respect to any Senior Priority Collateral of any Secured Party of the other Class (including any foreclosure action or seeking or requesting relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof);

(iii) contest, protest or object to any foreclosure proceeding or action brought by any Secured Party of the other Class with respect to, or any other enforcement or exercise by any Secured Party of such other Class of any rights and remedies relating to, any Senior Priority Collateral of such Secured Party, whether under the Credit Documents of such other Class or otherwise and including any Disposition of any such Senior Priority Collateral, whether by foreclosure or otherwise; and

(iv) contest, protest or object to the forbearance by any Secured Party of the other Class from bringing or pursuing any foreclosure proceeding or action with respect to, or any other enforcement or exercise by any Secured Party of such other Class of any rights or remedies relating to, any Senior Priority Collateral of such Secured Party;

provided that, in each case under this Section, the Junior Liens on such Collateral shall attach to all Proceeds of such Collateral resulting from actions taken by any Senior Secured Party in accordance with this Agreement, subject to the relative Lien priorities set forth in Section 2.01.

(b) Subject to the terms and conditions of this Agreement (including paragraph (a)(i) of this Section), until the Discharge of Senior Obligations with respect to such Collateral has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced, the Senior Secured Parties in respect of such Collateral shall have the exclusive right to enforce and exercise rights and remedies (including the exercise of any right of set-off, any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement and the right to credit bid their debt) with respect to any of their Senior Priority Collateral and, in the course of such exercise, make related determinations regarding the release, Disposition or restrictions with respect to any such Collateral, without any consultation with or the consent of any Junior Secured Party; provided that the Junior Liens on such Collateral shall remain on the Proceeds of such Collateral so released or Disposed of, subject to the relative Lien priorities set forth in Section 2.01. In exercising rights and remedies with respect to any of its Senior Priority Collateral, each Senior Secured Party may enforce the provisions of the applicable Senior Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in its sole discretion. Such exercise and enforcement shall include the right of any agent appointed by any Senior Secured Party to sell or otherwise Dispose of such Collateral upon foreclosure, to incur expenses in connection with such sale or other Disposition and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

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(c) Notwithstanding the foregoing provisions of this Section, the Secured Parties of any Class may:

(i) file a claim or statement of interest with respect to Obligations of such Class in any Insolvency or Liquidation Proceeding;

(ii) take any action in order to create, perfect, preserve, protect or prove (but not enforce) their Junior Liens on any Collateral, provided that no such action is, or could reasonably be expected to be, (A) adverse to the priority status of any Senior Liens on such Collateral or the rights of any Senior Secured Party to exercise remedies in respect thereof or (B) otherwise inconsistent with the terms of this Agreement, including the automatic release of Junior Liens provided in Section 5.01;

(iii) file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of any Secured Party of such Class, including any claims secured by Junior Priority Collateral thereof, or the avoidance of any Liens on the Collateral securing Obligations of such Class, in each case, to the extent not inconsistent with the terms of this Agreement;

(iv) exercise their rights and remedies as unsecured creditors to the extent (and only to the extent) provided in paragraph (e) of this Section;

(v) vote on any plan of reorganization (including to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), file any proof of claim with respect to Obligations or Liens of such Class, and make other filings and make any arguments and motions, in each case, to the extent not inconsistent with the terms of this Agreement; and

(vi) join (but not exercise any control with respect to) any judicial foreclosure proceeding or other judicial lien enforcement proceeding with respect to any Collateral initiated by any Senior Secured Party with respect thereto, to the extent that any such action could not reasonably be expected to restrain, hinder, limit, delay for any significant period or otherwise interfere with the exercise of rights or remedies with respect to such Collateral by the Senior Secured Parties (it being understood that no Junior Secured Party shall be entitled to receive any Proceeds thereof unless otherwise expressly permitted hereby).

Each Agent, for itself and on behalf of its Related Secured Parties, agrees that it will not take or receive any Senior Priority Collateral of any Secured Party of the other Class or any Proceeds of any such Collateral in connection with the enforcement or exercise of any right or remedy (including any right of set-off) with respect to such Collateral in its capacity as a creditor, or in connection with any insurance policy relating to any such Collateral or any Condemnation Proceeds relating to any such Collateral, in each case to the extent such action is inconsistent with the terms of this Agreement. Without limiting

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the generality of the foregoing, until the Discharge of Senior Obligations with respect to such Collateral has occurred, except as expressly provided in this paragraphs (a) and (c) of this Section (but subject to Section 4.02) and Sections 5.07, 5.08, 5.09, 6.03(b) and 6.03(c), the sole right of the Secured Parties of any Class with respect to any of the Senior Priority Collateral of the Secured Parties of the other Class is to hold a Junior Lien on such Collateral and to receive a share of the Proceeds thereof, if any, after such Discharge of Senior Obligations has occurred.

(d) Subject to paragraphs (a) and (c) of this Section and Sections 5.07, 5.08, 5.09, 6.03(b) and 6.03(c), each Agent, for itself and on behalf of its Related Secured Parties:

(i) agrees that neither such Agent nor any of its Related Secured Parties will take any action that (A) could reasonably be expected to restrain, hinder, limit, delay or otherwise interfere with (1) any enforcement or exercise of remedies with respect to any Senior Priority Collateral of any Secured Party of the other Class, including any Disposition of such Senior Priority Collateral, whether by foreclosure or otherwise, or (2) the realization by any Secured Party of the other Class of the full value of any of its Senior Priority Collateral or (B) otherwise would be prohibited hereunder, including any Disposition of any such Collateral, whether by foreclosure or otherwise;

(ii) waives any and all rights such Agent or any of its Related Secured Parties may have as junior lien creditors or otherwise to object to the manner in which any Secured Party of the other Class seeks to enforce or collect any Obligations of such other Class or to enforce or realize on its Senior Liens on any Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of any Secured Party of such other Class is adverse to the interests of such Agent or any of its Related Secured Parties; and

(iii) acknowledges and agrees that no covenant, agreement or restriction contained in any Collateral Document or other Credit Document of any Class shall be deemed to restrict in any way the rights and remedies of any Secured Party of the other Class with respect to any Collateral subject to its Senior Liens as set forth in this Agreement and the Credit Documents of such other Class.

(e) Notwithstanding anything to the contrary in this Agreement, the Secured Parties of any Class may, in accordance with the terms of the Documents of such Class and applicable law, enforce rights and exercise remedies against the Company and any other Grantor as unsecured creditors; provided that no such action is inconsistent with the terms of this Agreement (including the limitations set forth in paragraphs (a) and (d) of this Section and in Article VI); provided further that in the event any Secured Party becomes a judgment Lien creditor in respect of any Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to any of its Obligations, such judgment Lien shall be subject to the terms of this Agreement, including the relative Lien priorities set forth in Section 2.01.

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(f) Nothing in this Agreement shall prohibit the receipt by any Secured Party of any Class of the required or permitted payments of interest, principal and other amounts owed in respect of Obligations of such Class so long as such receipt is not the direct or indirect result of the enforcement or exercise by any Secured Party of such Class of rights or remedies as a secured creditor (including the right of set-off) against, or otherwise holding a Junior Lien on, the Senior Priority Collateral of any Secured Party of the other Class or enforcement in contravention of this Agreement of any Junior Lien on any such Collateral (it being agreed that any such enforcement or exercise permitted by this Agreement shall be subject to Section 4.02). Nothing in this Agreement shall be construed to impair or otherwise adversely affect any rights or remedies any Secured Party of any Class may have with respect to any Collateral subject to its Senior Liens.

SECTION 3.02. Lockbox System. The Term Agent, for itself and on behalf of the other Term Secured Parties, acknowledges that, under the terms of the ABL Documents, Grantors are or may be required to ensure that all payments on Accounts constituting ABL Priority Collateral, or on other ABL Priority Collateral, are made to Deposit Accounts or lockboxes related thereto that constitute ABL Priority Collateral, and agrees that, notwithstanding anything to the contrary set forth herein, no ABL Secured Party shall have any duty, responsibility or obligation to any Term Secured Party with respect to such Deposit Accounts or lockboxes, including no obligation to pay over to any Term Secured Party any payments received into any such Deposit Account or lockbox at any time. The Term Agent, for itself and on behalf of the other Term Secured Parties, agrees that to the extent that Proceeds of any Term Priority Collateral are deposited into any Deposit Accounts or lockboxes and are subsequently applied to repay or prepay the ABL Obligations, in the absence of the ABL Agent’s willful misconduct or gross negligence (such absence to be presumed unless otherwise determined by a final, non-appealable judgment of a court of competent jurisdiction), the sole remedy of the Term Secured Parties with regard to such Proceeds shall be to proceed directly against the Grantors unless, prior to the time such proceeds are applied to repay or prepay the ABL Obligations, the ABL Agent has actually received a Notification of Proceeds. For purposes of the foregoing, a “Notification of Proceeds” means a notice in writing from the Term Collateral Agent or any Grantor to the ABL Agent containing the following information: (a) the Term Priority Collateral being sold or otherwise Disposed; (b) the proposed date of the sale or other Disposition; (c) the approximate amount of Proceeds therefrom; and (d) the name and contact information of the buyer or transferee of such Term Priority Collateral or, in the case of an auction, of the auctioneer.

ARTICLE IV

Payments

SECTION 4.01. Application of Proceeds. (a) Each Agent, for itself and on behalf of its Related Secured Parties, hereby agrees that the ABL Priority Collateral or

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Proceeds thereof received in connection with the sale or other Disposition of, or collection on, such ABL Priority Collateral upon the enforcement or exercise or any right or remedy (including any right of set-off) shall be applied:

(i) first, to the payment of the ABL Obligations in accordance with the ABL Documents,

(ii) second, to the payment of the Term Obligations in accordance with the Term Documents,

(iii) third, to the payment of ABL Excess Amounts in accordance with the ABL Documents,

(iv) fourth, to the payment of Term Excess Amounts in accordance with the Term Documents, and

(v) fifth, the balance, if any, to the Grantors or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

(b) Each Agent, for itself and on behalf of its Related Secured Parties, hereby agrees that the Term Priority Collateral or Proceeds thereof received in connection with the sale or other Disposition of, or collection on, such Term Priority Collateral upon the enforcement or exercise or any right or remedy (including any right of set-off) shall be applied:

(i) first, to the payment of the Term Obligations in accordance with the Term Documents,

(ii) second, to the payment of the ABL Obligations in accordance with the ABL Documents,

(iii) third, to the payment of Term Excess Amounts in accordance with the Term Documents,

(iv) fourth, to the payment of ABL Excess Amounts in accordance with the ABL Documents, and

(v) fifth, the balance, if any, to the Grantors or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

SECTION 4.02. Payments Over. So long as the Discharge of Senior Obligations with respect to any Collateral has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced, if (a) any Junior Secured Party receives any Collateral subject to any Senior Lien or any Proceeds of any such Collateral, or any other payment in connection with or on account of such Collateral, (i) in connection with the enforcement or exercise of any right or remedy (including any

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right of set-off) relating to such Collateral, the transfer of such Collateral or Proceeds to any Junior Secured Party by any Person holding a Lien on such Collateral that is subordinate to the Junior Lien on such Collateral, or any insurance policy claim or any Condemnation Proceeds in respect of such Collateral or (ii) as a distribution or recovery in any Insolvency or Liquidation Proceeding, (b) any Junior Secured Party receives, in contravention of Section 2.03, any Collateral of the type that would constitute Junior Priority Collateral of such Junior Secured Party, or any Proceeds of any such Collateral, or any other payment in connection with or on account of such Collateral, or (c) any Junior Secured Party receives any additional Collateral referred to in Section 6.03(b)(ii) that pursuant to such Section is subject to the provisions of this Section 4.02, or any Proceeds of such additional Collateral, or any other payment in connection with or on account of such additional Collateral, then, in each case, such Collateral or Proceeds thereof, or such other payment, shall be segregated and held in trust and forthwith transferred or paid over to the Senior Collateral Agent for the benefit of the Senior Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Until the Discharge of Senior Obligations occurs, each Junior Agent, for itself and on behalf of its Related Secured Parties, hereby appoints the Senior Agent, and any officer or agent of the Senior Agent, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name, place and stead of each such Junior Secured Party or in such Senior Agent’s own name, from time to time in such Senior Agent’s discretion, for the purpose of carrying out the terms of this Section, to take any and all action or to execute and any all documents and instruments that may be necessary or appropriate to accomplish the purposes of this Section, including any endorsements or other instruments of transfer (which appointment is irrevocable and coupled with an interest).

SECTION 4.03. Delivery of Collateral and Proceeds. Upon the Discharge of Obligations of any Class, the Agent of such Class shall, except as may otherwise be required by applicable law or any order of any court or other Governmental Authority, deliver, at the expense of the Grantors, to the Agent of the other Class, without representation or recourse, any Collateral (including any Pledged or Controlled Collateral) held by the Agent of such Class at such time in the same form as received, with any necessary endorsements (so as, in respect of any such Pledged or Controlled Collateral, to allow the Agent of such other Class to obtain possession or control thereof), to be applied by the Agent of such other Class to the Obligations of such other Class in the order specified in the Credit Documents of such other Class.

ARTICLE V

Other Agreements

SECTION 5.01. Releases. (a) The Junior Liens on any Collateral shall be automatically, unconditionally and simultaneously released if:

(i) in connection with the enforcement or exercise of its rights or remedies in respect of such Collateral, the Senior Agent, for itself and on behalf of its Related Secured Parties, releases its Senior Liens on any part of such Collateral; or

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(ii) in connection with any Disposition permitted under the terms of both the ABL Documents and the Term Documents, the Senior Agent, for itself and on behalf of its Related Secured Parties, releases any of its Senior Liens on any part of such Collateral, other than following the Discharge of Senior Obligations with respect to such Collateral; or

provided that, in each case, the Junior Liens on such Collateral shall attach to all Proceeds of such Collateral in accordance with this Agreement, subject to the relative Lien priorities set forth in Section 2.01.

(b) The Junior Agent with respect to any Collateral, for itself or on behalf of its Related Secured Parties, promptly shall (at the Grantors’ expense) execute and deliver to the Senior Agent such documents and instruments as the Senior Agent may reasonably request to accomplish the purposes of this Section, including any endorsements or other instruments of transfer or release.

(c) Until the Discharge of Obligations of the other Class has occurred, each Agent, for itself and on behalf of its Related Secured Parties, hereby irrevocably constitutes and appoints the other Agent and any officer or agent of the other Agent, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name, place and stead of such Agent or its Related Secured Parties or in such other Agent’s own name, from time to time in such other Agent’s discretion, for the purpose of carrying out the terms of this Section, to take any and all action and to execute any and all documents and instruments that may be necessary or appropriate to accomplish the purposes of this Section, including any endorsements or other instruments of transfer or release (which appointment is irrevocable and coupled with an interest).

(d) Until the Discharge of Senior Obligations in respect of such Collateral has occurred, to the extent that the Senior Agent or the Senior Secured Parties released any Senior Lien on any Collateral and any such Lien is later reinstated, then the Junior Agent, for itself and for its Related Secured Parties, shall have a Lien on such Collateral, subject to the relative Lien priorities set forth in Section 2.01.

SECTION 5.02. Insurance. (a) Until the Discharge of Term Obligations has occurred, and subject to the rights of the Grantors under the Term Documents, the Term Secured Parties shall have the exclusive right to adjust settlement under any insurance policy in respect of any Casualty to, or to approve any Condemnation Proceeds in respect of, any Term Priority Collateral, and all Proceeds on account thereof shall be paid to the Term Agent.

(b) Until the Discharge of ABL Obligations has occurred, and subject to the rights of the Grantors under the ABL Documents, the ABL Secured Parties shall have the exclusive right to adjust settlement under any insurance policy in respect of any Casualty to, or to approve any Condemnation Proceeds in respect of, any ABL Priority Collateral, and all Proceeds on account of ABL Priority Collateral shall be paid to the ABL Agent.

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(c) Until the Discharge of ABL Obligations has occurred, subject to the rights of the Grantors under the ABL Documents, the ABL Secured Parties shall have the exclusive right to adjust settlement in respect of all business interruption insurance, and all Proceeds on account thereof shall be paid to the ABL Agent.

(d) Any insurance Proceeds and Condemnation Proceeds received by the Agent of any Class in accordance herewith shall, subject to the rights of the Grantors under the Credit Documents of such Class, be held or applied by it in accordance with such Credit Documents; provided that following the acceleration of the Obligations of such Class under such Credit Documents, all such amounts shall be promptly applied to such Obligations to the extent permitted under applicable law.

(e) Until the Discharge of Obligations of the other Class has occurred, if any Secured Party of any Class shall, at any time, receive any insurance Proceeds (including Proceeds of the business interruption insurance) or Condemnation Proceeds in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay over such insurance Proceeds or Condemnation Proceeds over to the Agent of the other Class in accordance with the terms of Section 4.02.

(f) Each Agent, for itself and on behalf of its Related Secured Parties, agrees to cooperate with the Agent and Secured Parties of the other Class in connection with any Condemnation or Casualty for the purpose of carrying out the terms of this Section. In furtherance of the foregoing, each Agent agrees promptly to execute and deliver to the Agent of the other Class such acknowledgements, releases, consents, endorsements and other documents as the Agent of such other Class may reasonably request to accomplish the purposes of this Section (including any such request made at the request of any insurer). In the event of a conflict between the provisions of this Section and any other provision hereof, the provisions of this Section shall control.

SECTION 5.03. Certain Provisions Regarding Credit Documents. (a) The ABL Agent, for itself and on behalf of the other ABL Secured Parties, acknowledges and agrees that the Term Documents may be Amended, and Indebtedness thereunder may be Refinanced, without the consent of any ABL Secured Party, and the Term Agent, for itself and on behalf of the other Term Secured Parties, acknowledges and agrees that the ABL Documents may be Amended, and Indebtedness thereunder may be Refinanced, without the consent of any Term Secured Party. No Amendment of any Credit Document shall affect the lien subordination or other provisions of this Agreement. Nothing in this paragraph shall affect any covenant of any Grantor under the Credit Documents of any Class that restricts the ability of such Grantor to Amend any Credit Document of the other Class or to effect a Refinancing of any Indebtedness thereunder.

(b) In the event any Indebtedness under the Credit Documents of any Class is Refinanced, the holders of such Refinancing Indebtedness shall bind themselves in a writing addressed to the Agent of the other Class, for the benefit of the Secured Parties of such other Class, to the terms of this Agreement.

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(c) The Agent of each Class agrees that each Collateral Document of such Class executed by it shall include the following language (or language to similar effect approved by the Agent of the other Class):

“Notwithstanding anything herein to the contrary, the lien and security interest granted pursuant to this Agreement and the exercise of any right or remedy hereunder are subject to the provisions of the Intercreditor Agreement dated as of June 14, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., in its capacity as administrative and collateral agent for, and acting on behalf of, the ABL Secured Parties identified therein, and JPMorgan Chase Bank, N.A., in its capacity as administrative and collateral agent for, and acting on behalf of, the Term Secured Parties identified therein. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

SECTION 5.04. Bailee for Perfection. (a) Each Agent agrees to hold that part of the Collateral that is in its possession or control, or in the possession or control of its agents or bailees (such Collateral being called the “Pledged or Controlled Collateral”), as collateral agent for its Related Secured Parties and as gratuitous bailee for the Agent of the other Class (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) solely for the purpose of perfecting the security interest granted under the Credit Documents of such other Class, subject to the terms and conditions of this Section.

(b) No Agent shall have any obligation whatsoever to its Related Secured Parties or to any Secured Party of the other Class to ensure that the Pledged or Controlled Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person. The duties or responsibilities of any Agent to any Secured Party of the other Class under this Section shall be limited solely to holding the Pledged or Controlled Collateral in its possession or under its control as gratuitous bailee in accordance with this Section and delivering such Pledged or Controlled Collateral upon the Discharge of Obligations of the applicable Class as provided in Section 4.03.

(c) No Agent acting pursuant to this Section shall have by reason of any Credit Document, this Agreement or any other document or agreement a fiduciary relationship in respect any Secured Party or any liability to any Secured Party, absent gross negligence or willful misconduct on the part of such Agent (such absence to be presumed unless otherwise determined by a final, non-appealable judgment of a court of competent jurisdiction).

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(d) Subject to the terms of this Agreement, so long as the Discharge of Obligations of the applicable Class has not occurred, each Agent shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of this Agreement and the Credit Documents of the applicable Class. Upon the Discharge of such Obligations, such Agent shall, at the expense of the Grantors, take such other actions as are reasonably requested by the other Agent in connection with such other Agent obtaining a first-priority interest in, or possession or control of, such Pledged or Controlled Collateral.

SECTION 5.05. When Discharge of Obligations Deemed Not to Have Occurred. If any Grantor shall enter into any Refinancing of Obligations of any Class that is permitted by the Credit Documents of the other Class, where obligations under such Refinancing are secured by Liens on Collateral subject to Senior Liens securing such Refinanced Obligations, then a Discharge of Obligations of such Class shall be deemed not to have occurred for all purposes of this Agreement and, from and after the date on which the Notice of New Obligations is delivered to the Agent of the other Class in accordance with the next sentence, (a) the obligations under such Refinancing of Obligations of any Class shall automatically be treated as Obligations of such Class (to the same extent as the Refinanced Obligations), (b) the Liens securing such Refinancing of Obligations of any Class shall be treated as Senior Liens (to the same extent as the corresponding Liens securing the Refinanced Obligations) for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and (c) the collateral agent for such Refinancing of Obligations of any Class (the “New Agent”) shall be the Agent of such Class (and, where applicable, the Senior Agent) for all purposes of this Agreement (to the same extent as the Agent for the Refinanced Obligations). Upon receipt of a notice (the “Notice of New Obligations”) stating that any Grantor has Refinanced any Obligations of any Class as provided above (which notice shall include the identity of the New Agent), the original Agents shall promptly enter into such documents and agreements (including Amendments to this Agreement) as the Company or such New Agent shall reasonably request in order to provide to such New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. The New Agent shall agree in a writing addressed to the remaining original Agent, for the benefit of its Related Secured Parties, to be bound by the terms of this Agreement. The provisions of this Section are intended to ensure that (i) the Liens on any Collateral securing any Refinancing of any Obligations of any Class will have the same priorities relative to the Liens on such Collateral securing Obligations of the other Class as the Liens that secured such Refinanced Obligations prior to such Refinancing and (ii) the parties benefited by the Liens on any Collateral securing any Refinancing of any Obligations of any Class will have the same rights and obligations relative to the parties holding Liens on such Collateral securing Obligations of the other Class as the parties that were benefited by the Liens that secured such Refinanced Obligations, and such provisions shall be construed accordingly.

SECTION 5.06. Obligations Purchase Right. Without prejudice to the enforcement of any remedies of any Secured Party, whether under the Credit Documents or otherwise, the Agent of each Class, on behalf of its Related Secured Parties, agrees

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that, in the event a Purchase Event shall have occurred with respect to Obligations of such Class (the “Subject Obligations”), the Secured Parties of the other Class (or any of them) may, at their sole expense and effort, upon notice to the Company and the Agent of such first Class, require the Secured Parties holding the Subject Obligations (the “Subject Secured Parties”) to assign and delegate to the Secured Parties of such other Class, without warranty or representation or recourse, all (but not less than all) of the Subject Obligations (including all, but not less than all, unfunded commitments under the applicable Credit Documents, if any, that are in effect); provided that (i) such assignment and delegation shall not conflict with any applicable law, and (ii) the Secured Parties of such other Class shall have paid to the Agent of such first Class, for the account of the Subject Secured Parties, in immediately available funds, an amount equal to 100% of the principal of all Indebtedness included in such Subject Obligations plus all accrued and unpaid interest thereon plus all accrued and unpaid fees and all the other Subject Obligations then outstanding (which shall include, with respect to (A) the aggregate face amount of the letters of credit, cash collateral in an amount equal to 105% thereof, (B) any Swap Obligations, 100% of the aggregate amount of such Swap Obligations (giving effect to any netting arrangements) that the Company or a Subsidiary would be required to pay if the relevant Swap Agreements giving rise to such Swap Obligations were terminated at such time, and (C) the Banking Services Obligations, 100% of the aggregate amount of the Banking Services Obligations (giving effect to any netting arrangements) that the Company or Subsidiary would be required to pay if the Banking Services giving rise to the Banking Services Obligations were terminated at such time). In order to effectuate the foregoing, the Agent of such first Class shall calculate, upon the written request of the Agent of such other Class from time to time, the amount in cash (and, with respect to clause (A) above, cash collateral) that would be necessary so to purchase the Subject Obligations. Following exercise of any such purchase right by the Secured Parties of any Class in accordance with the terms of this Section, the Secured Parties shall cooperate in consummating promptly thereafter such assignment and delegation using the applicable assignment forms set forth in the Credit Documents of the applicable Class.

SECTION 5.07. Sharing of Information; Rights of Access and Use. (a) Subject to confidentiality limitations imposed by law, contract or otherwise, each Agent agrees, for itself and on behalf of its Related Secured Parties, that if any of them obtains actual possession of any books and records of any Grantor (whether such books and records are in the form of a writing or stored in electronic form), then, upon request of the Agent of the other Class and reasonable prior notice, such Agent or such Related Secured Party in possession thereof will permit the requesting Agent, or its designated representatives and agents, to examine such books and records if and to the extent the requesting Agent delivers to such Agent or such Related Secured Party a certificate of its duly authorized officer to the effect that (i) such books and records contain, or are reasonably expected to contain, information that, in the good faith opinion of the requesting Agent, is necessary or useful to the exercise of rights and remedies with respect to the Senior Liens of the requesting Agent and (ii) the requesting Agent is entitled to receive and use such information as against the applicable Grantor or its suppliers, customers and contracts and under applicable law, and, in doing so, will comply, and will cause its Affiliates to comply, with all obligations imposed by law, contract or otherwise in respect of the disclosure or use of such information.

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(b) The Term Agent, for itself and on behalf of the other Term Secured Parties, agrees that if the ABL Agent takes any enforcement action with respect to the ABL Priority Collateral, the Term Agent and the other Term Secured Parties (i) shall cooperate with the ABL Agent (at the sole cost and expense of the ABL Agent and the ABL Secured Parties and subject to the condition that the Term Secured Parties shall have no obligation or duty to take any action or refrain from taking any action that, in the judgment of the Term Agent, could reasonably be expected to result in the incurrence of any liability, loss or damage to the Term Agent or the other Term Secured Parties) in its efforts to enforce its security interest in the ABL Priority Collateral and to assemble and sell the ABL Priority Collateral, (ii) shall not take any action designed or intended to hinder or restrict in any respect the ABL Agent from enforcing its security interest in the ABL Priority Collateral or selling or assembling the ABL Priority Collateral and (iii) in the event that the Term Agent or any other Term Secured Party shall acquire control or possession of any of the Term Priority Collateral, shall permit the ABL Agent, or its designated representatives or agents, upon reasonable advance notice, to use the Term Priority Collateral (including (x) equipment, processors, computers and other machinery related to the storage or processing of records, documents or files and (y) Intellectual Property), for a period not to exceed 120 days, for purposes of (A) assembling the ABL Priority Collateral, (B) selling (by public auction, private sale or a “store closing,” “going out of business” or similar sale, whether in bulk, in lots or to customers in the ordinary course of business or otherwise and which sale may include augmented Inventory of the same type sold in the Grantors’ business) any or all of the ABL Priority Collateral (including any ABL Priority Collateral located on any real property constituting Term Priority Collateral) in the ordinary course of business or otherwise, (C) removing any or all of the ABL Priority Collateral located in or on any real property constituting Term Priority Collateral or (D) taking reasonable actions to protect, secure and otherwise enforce the rights of the ABL Agent and the other ABL Secured Parties in and to the ABL Priority Collateral; provided that nothing contained in this paragraph shall restrict the rights of the Term Agent or the other Term Secured Parties from selling or otherwise Disposing of any Term Priority Collateral prior to the expiration of such 120-day period if the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this paragraph. If any stay or other order prohibiting the enforcement or exercise of rights or remedies with respect to the ABL Priority Collateral has been entered by a court of competent jurisdiction, such 120-day period shall be tolled during the pendency of any such stay or other order. The rights of the ABL Agent, and its designated representatives and agents, set forth in clause (iii) above as to the Term Priority Collateral shall be irrevocable and royalty and rent free and shall continue at the ABL Agent’s option for a period of up to 120 days as to any such Term Priority Collateral, beginning upon the earlier of (1) the date that is five days after the date on which the Term Agent has notified the ABL Agent that the Term Agent has acquired possession or control of such Term Priority Collateral and (2) the date the ABL Agent provides the Term Agent with written notice that it intends to exercise its rights under such clause with respect to such Term Priority Collateral.

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(c) During the period of actual use or control by the ABL Agent, or its designated representatives or agents, of any Term Priority Collateral, the ABL Secured Parties shall be (i) responsible for the ordinary course third party expenses related thereto, including costs with respect to heat, light, electricity and water with respect to that portion of any premises so used or controlled, or that arise as a result of such use or control, provided that the ABL Secured Parties shall not be obligated to pay any fee to the Term Secured Parties (or any Person claiming by, through or under the Term Secured Parties, including any purchaser of any Term Priority Collateral) or to any Grantor, for or in respect of the use by the ABL Agent, or its designated representatives or agents, of any Term Priority Collateral, and (ii) be obligated to repair at their expense any physical damage to such Term Priority Collateral resulting from such use or control, and to leave such Term Priority Collateral in substantially the same condition as it was at the commencement of such use or control, ordinary wear and tear excepted. In addition, the ABL Agent shall indemnify and hold harmless the Term Agent, and its officers, directors, employees and agents, from any liability, cost, expense, loss or damages, including reasonable and documented out-of-pocket legal fees and expenses, arising from any claim by a third party against the Term Agent to the extent such liability, cost, expense, loss or damages are found in a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the ABL Agent, or its designated agents or representatives, pursuant to the exercise of its rights of access and use under paragraph (b) of this Section, to the extent not covered by insurance. Notwithstanding the foregoing, in no event shall the ABL Agent or the other ABL Secured Parties have any liability to the Term Agent or the other Term Secured Parties pursuant to this paragraph as a result of the condition of any Term Priority Collateral existing prior to the date of the exercise by the ABL Agent of its rights under paragraph (b) of this Section, and the ABL Agent and the other ABL Secured Parties shall have no duty or liability to maintain the Term Priority Collateral in a condition or manner better than that in which it was maintained prior to the use or control thereof by the ABL Agent, or its designated representatives or agents, or for any diminution in the value of the Term Priority Collateral that results solely from ordinary wear and tear resulting from the use or control of the Term Priority Collateral by the ABL Agent, or its designated representatives or agents, in the manner and for the time periods specified under this Section. Without limiting the rights granted under this Section, the ABL Agent, for itself and on behalf of the other ABL Secured Parties, agrees to cooperate with the Term Agent (at the sole cost and expense of the Term Agent and the other Term Secured Parties and subject to the condition that the ABL Secured Parties shall have no obligation or duty to take any action or refrain from taking any action that, in the judgment of the Term Agent, could reasonably be expected to result in the incurrence of any liability, loss or damage to the ABL Agent or the ABL Secured Parties) in connection with any efforts made by the Term Agent to sell the Term Priority Collateral.

(d) Neither the Agent nor any other Secured Party of any Class shall have any responsibility or liability for the acts or omissions of the Agent or any other Secured Party of the other Class made or arising in connection with the use or occupancy by the Agent or any other Secured Party of such other Class of any of the Term Priority Collateral.

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(e) The Term Agent, for itself and on behalf of the other Term Secured Parties, acknowledges and consents to the ABL Agent recording a memorandum of this Agreement (including the access rights set forth in this Agreement), in form reasonably acceptable to the ABL Agent, in the real property records of each county in which any real property constituting Term Priority Collateral is located. Upon the termination of the applicable access period referred to in paragraph (b) of this Section with respect to any such real property, the ABL Agent shall promptly take any actions reasonably requested by the Term Agent to remove such memoranda from the real property records relating to such real property.

SECTION 5.08. Consent to License of Intellectual Property. (a) The Term Agent, for itself and on behalf of the other Term Secured Parties, (i) acknowledges and consents to the grant to the ABL Agent by the Grantors of a limited, nonexclusive royalty-free license pursuant to the ABL Security Agreement (an “Intellectual Property License”) and (ii) agrees that the Term Liens on the Intellectual Property constituting Collateral shall be subject to the Intellectual Property License.

(b) The Term Agent, for itself and on behalf of the other Term Secured Parties, agrees that if any Term Secured Party becomes the owner of any Intellectual Property as a result of the exercise of rights or remedies by such Term Secured Party with respect to its Senior Lien thereon, then, upon request of the ABL Agent, such Term Secured Party shall promptly provide written confirmation of the grant to the ABL Agent of, and does hereby irrevocably grant to the ABL Agent, a limited, nonexclusive royalty-free license in the form substantially similar to the Intellectual Property License (a “Successor Intellectual Property License”) to use any such Intellectual Property. Any license so granted by any Term Secured Party shall be binding on its successors and assigns (including any purchaser at a foreclosure sale). No Term Secured Party shall make any sale or transfer of any such Intellectual Property unless the purchaser or transferee thereof agrees in writing to provide a Successor Intellectual Property License to the ABL Agent upon request.

SECTION 5.09. Permits and Licenses. The Term Agent agrees that if the ABL Agent shall require rights available under any permit or license controlled by the Term Agent in order to realize on any ABL Priority Collateral, the Term Agent shall take all such actions as shall be available to it (at the sole cost and expense of the Grantors), consistent with applicable law, and as shall be reasonably requested by the ABL Agent to make such rights available to the ABL Agent, subject to the Term Liens. The ABL Agent agrees that if the Term Agent shall require rights available under any permit or license controlled by the ABL Agent in order to realize on any Term Priority Collateral, the ABL Agent shall take all such actions as shall be available to it (at the sole cost and expense of the Grantors), consistent with applicable law, and as shall be reasonably requested by the Term Agent to make such rights available to the Term Agent, subject to the ABL Liens.

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ARTICLE VI

Insolvency or Liquidation Proceedings

SECTION 6.01. Cash Collateral and DIP Financing. Until the Discharge of ABL Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the ABL Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) that constitutes ABL Priority Collateral (any such use being referred to as “Cash Collateral Usage”) or to permit any Grantor to obtain financing from the ABL Secured Parties, or any of them, under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (any such financing being referred to as a “DIP Financing”), then the Term Agent, for itself and on behalf of the other Term Secured Parties, agrees that none of them will raise any objection to such Cash Collateral Usage or such DIP Financing, insofar as its rights with respect to the ABL Priority Collateral are affected. To the extent the ABL Liens on the ABL Priority Collateral are subordinate to or pari passu with any such DIP Financing meeting the foregoing requirements, the Term Agent, for itself and on behalf of the other Term Secured Parties, shall subordinate, and hereby subordinates, to the same extent the Term Liens on the ABL Priority Collateral to the Liens securing such DIP Financing (and all obligations relating thereto) and agrees, for itself and on behalf of the other Term Secured Parties, that neither the Term Agent nor any other Term Secured Party will request adequate protection or any other relief in connection with its rights as a holder of Liens on the ABL Priority Collateral (except as expressly agreed by the ABL Agent or to the extent permitted by Section 6.03(b)).

SECTION 6.02. Relief from the Automatic Stay. Until the Discharge of Senior Obligations with respect to any Collateral has occurred, no Junior Secured Party with respect to such Collateral shall seek, or join or otherwise support any other Person in seeking, relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of such Collateral without the prior written consent of the Senior Agent with respect to such Collateral. No Junior Secured Party shall oppose, or join or otherwise support any other Person opposing, any motion of any Senior Secured Party seeking relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of such Senior Secured Party’s Senior Priority Collateral.

SECTION 6.03. Adequate Protection. (a) Each Agent, for itself and on behalf of its Related Secured Parties, agrees that none of them shall contest, or join or otherwise support any other Person contesting, (i) any request by the Agent or any other Secured Party of the other Class for adequate protection with respect to its Senior Liens on any Collateral or (ii) any objection by the Agent or any other Secured Party of the other Class to any motion, relief, action or proceeding based on the Agent or such other Secured Party of the other Class claiming a lack of adequate protection with respect to its Senior Liens on any Collateral.

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(b) Notwithstanding paragraph (a) of this Section, in any Insolvency or Liquidation Proceeding:

(i) if the Agent or any other Secured Party of any Class is granted adequate protection in the form of an additional Lien on Collateral of a type that would constitute Senior Priority Collateral of the Agent and other Secured Parties of such Class, then (A) the Agent of the other Class, for itself and on behalf of its Related Secured Parties, may seek or request adequate protection in the form of a Lien on such Collateral, which Lien will be junior and subordinate to the Liens securing the Senior Obligations (and, in the case of any such Lien on additional collateral that would constitute ABL Priority Collateral, to any Cash Collateral Usage and/or DIP Financing (and all obligations related thereto) permitted by the ABL Credit Agreement) on the same basis as the other Liens on Collateral securing the Junior Obligations are so junior and subordinate to the Liens on such Collateral securing the Senior Obligations under this Agreement and (B) subject to clause (ii) below, the Agent of such first Class, for itself and on behalf of its Related Secured Parties, agrees that none of them shall contest, or join or otherwise support any other Person contesting, (1) any request by the Agent of such other Class, for itself or on behalf of its Related Secured Parties, for adequate protection pursuant to the preceding clause (A) or (2) any motion, relief, action or proceeding in support of a request for adequate protection pursuant to the preceding clause (A); and

(ii) if any Agent or any other Secured Party of any Class is granted adequate protection in the form of additional collateral of a type that would constitute Junior Priority Collateral of the Agent and other Secured Parties of such Class, then the Agent of such Class, for itself and on behalf of its Related Secured Parties, agrees that the Agent of the other Class shall be entitled to be granted adequate protection in the form of a Lien on such additional collateral as security for the Obligations of such other Class (and, in the case of any additional collateral that would constitute ABL Priority Collateral, for any DIP Financing (and all obligations related thereto) provided by the ABL Secured Parties) and that any Lien on such additional collateral securing the Junior Obligations shall be junior and subordinate to the Lien on such collateral securing the Senior Obligations (and any such DIP Financing and related obligations) and to any other Liens granted to the Senior Secured Parties as adequate protection on the same basis as the other Liens on Collateral securing the Junior Obligations are so junior and subordinate to the Liens on such Collateral securing the Senior Obligations under this Agreement; provided that, to the extent the Agent of such other Class is not granted such adequate protection in the applicable form, any such additional collateral and any amounts recovered by or distributed to the Agent or any other Secured Party of such first Class pursuant to or as a result of any Lien on such additional collateral granted to or for the benefit of the Agent or any Secured Party of such first Class shall be subject to Section 4.02.

(c) Except as expressly set forth in Sections 6.01 and 6.07 and in paragraphs (a) and (b) of this Section, nothing herein shall limit (i) the rights of the Agent of any Class, or any of its Related Secured Parties, to seek adequate protection with respect to its or their rights in the Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) or (ii) the right of the Agent of the other Class, or any of its Related Secured Parties, to object to such request for adequate protection.

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SECTION 6.04. No Waiver. Subject to Sections 3.01(c) and 3.01(e), nothing contained herein shall prohibit or in any way limit the Senior Agent or any other Senior Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Junior Agent or any other Junior Secured Party, including the seeking by any such Junior Agent or any other Junior Secured Party of adequate protection or the asserting by any such Junior Agent or any other Junior Secured Party of any of its rights and remedies under the applicable Junior Credit Documents or otherwise, in each case to the extent affecting the Senior Agent’s or such Senior Secured Parties’ rights in its Senior Priority Collateral.

SECTION 6.05. Avoidance Issues. If any Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount paid in respect of its Senior Obligations (a “Recovery”), then such Secured Party shall be entitled to a reinstatement of the applicable Senior Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

SECTION 6.06. Post-Petition Amounts. (a) The Term Agent agrees, for itself and on behalf of the other Term Secured Parties, that none of them shall oppose or seek to challenge any claim by the ABL Agent or any other ABL Secured Party for allowance in any Insolvency or Liquidation Proceeding of ABL Obligations consisting or alleged to consist of Post-Petition Amounts to the extent of the value of the Senior Priority Collateral of the ABL Agent and the other ABL Secured Parties, without regard to the existence of the Term Liens of the Term Agent or any other Term Secured Party on such Collateral.

(b) The ABL Agent agrees, for itself and on behalf of the other ABL Secured Parties, that none of them shall oppose or seek to challenge any claim by the Term Agent or any other Term Secured Party for allowance in any Insolvency or Liquidation Proceeding of Term Obligations consisting or alleged to consist of Post-Petition Amounts to the extent of the value of the Senior Priority Collateral of the Term Agent and the other Term Secured Parties, without regard to the existence of the ABL Liens of the ABL Agent or any other ABL Secured Party on such Collateral.

SECTION 6.07. Asset Dispositions. Each Junior Agent, on behalf of itself and its Related Secured Parties, agrees that none of them will, in an Insolvency or Liquidation Proceeding, oppose or object to, or join or otherwise support any other Person in opposing or objecting to, any Disposition of any Senior Priority Collateral of any Grantor that is supported by the Senior Agent (and will not so oppose or object to any related bidding procedures and other related matters supported by the Senior Agent), and each Junior Agent and its Related Secured Parties will be deemed to have consented

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under Section 363 of the Bankruptcy Code (or any comparable provisions of any other Bankruptcy Law) to any such Disposition of Senior Priority Collateral (and any such related bidding procedures and other related matters) supported by the Senior Agent.

SECTION 6.08. Waiver. (a) Until the Discharge of the ABL Obligations has occurred, the Term Agent, for itself and on behalf of the other Term Related Secured Parties, agrees that none of them (i) will assert or enforce any claim under Section 506(c) of the Bankruptcy Code (or any successor provision) senior to or on a parity with the ABL Liens on any ABL Priority Collateral for costs or expenses of preserving or disposing of any ABL Collateral and (ii) waives any claim it may now or hereafter have arising out of the election by any ABL Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code (or any successor provision) with respect to any ABL Priority Collateral.

(b) Until the Discharge of the Term Obligations has occurred, the ABL Agent, for itself and on behalf of its Related Secured Parties, agrees that none of them (i) will assert or enforce any claim under Section 506(c) of the Bankruptcy Code (or any successor provision) senior to or on a parity with the Term Liens on any Term Priority Collateral for costs or expenses of preserving or disposing of any Term Collateral and (ii) waives any claim it may now or hereafter have arising out of the election by any Term Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code (or any successor provision) with respect to any Term Priority Collateral.

SECTION 6.09. Separate Grants of Security and Separate Classification. Each of the ABL Agent, for itself and on behalf of the other ABL Secured Parties, and the Term Agent, for itself and on behalf of the other Term Secured Parties, acknowledges and agrees that (a) the grants of Liens pursuant to the ABL Collateral Documents and the Term Collateral Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the ABL Priority Collateral and the Term Priority Collateral, the ABL Obligations and the Term Obligations are fundamentally different from one another and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding (other than any such plan of reorganization that provides for the payment in full and in cash of the aggregate amount of (and accrued interest, fees and expenses under) the ABL Obligations and the Term Obligations). To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Secured Parties and the Term Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims as contemplated hereunder), then each Agent, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that, subject to the provisions hereof (including Sections 2.01 and 4.01), all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral, with the effect being that, to the extent that the aggregate value of the Senior Priority Collateral of any Class is sufficient to satisfy the Senior Obligations of such Class, the Senior Secured Parties of such Class shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims constituting the Senior

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Obligations of such Class, all Post-Petition Amounts included in the Senior Obligations of such Class before any distribution is made in respect of the Junior Obligations in respect of such Collateral, with the Junior Secured Parties in respect of such Collateral being required to (and hereby agreeing to) turn over to the Senior Agent in respect of such Collateral amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

SECTION 6.10. Voting. Each Agent, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that no Agent or other Secured Party shall be required to vote to approve any plan of reorganization with respect to any Grantor for any reason or to agree that any provision of any Credit Document shall survive the effectiveness of a plan of reorganization with respect to any Grantor in an Insolvency or Liquidation Proceeding.

SECTION 6.11. Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of any reorganized Grantor secured by Liens upon any assets of such reorganized Grantor are distributed pursuant to a plan of reorganization, on account of both the ABL Obligations and the Term Obligations, then, to the extent the debt obligations distributed on account of the ABL Obligations and the Term Obligations are secured by Liens upon the same assets, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

ARTICLE VII

Reliance; Waivers; Etc.

SECTION 7.01. Reliance; Information. (a) Other than any reliance on the terms of this Agreement, the ABL Agent, for itself and on behalf of the other ABL Secured Parties, acknowledges that it and the other ABL Secured Parties have, independently and without reliance on the Term Agent or any other Term Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the ABL Documents and be bound by the terms of this Agreement and agrees, for itself and on behalf of the other ABL Secured Parties, that it and the other ABL Secured Parties will continue to make their own credit decision in taking or not taking any action under the ABL Documents or this Agreement.

(b) Other than any reliance on the terms of this Agreement, the Term Agent, for itself and on behalf of the other Term Secured Parties, acknowledges that it and the other Term Secured Parties have, independently and without reliance on the ABL Agent or any other ABL Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Term Documents and be bound by the terms of this Agreement and agrees, for itself and on behalf of the other Term Secured Parties, that it and the other Term Secured Parties will continue to make their own credit decision in taking or not taking any action under the Term Documents or this Agreement.

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SECTION 7.02. No Warranties or Liability. (a) The ABL Agent, for itself and on behalf of the other ABL Secured Parties, acknowledges and agrees that, except as set forth in Section 8.16, the Term Agent and the other Term Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any Term Document, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Term Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Term Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate.

(b) The Term Agent, for itself and on behalf of the other Term Secured Parties, acknowledges and agrees that, except as set forth in Section 8.16, the ABL Agent and the other ABL Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any ABL Document, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the ABL Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the applicable ABL Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate.

(c) None of the Term Agent or the other Term Secured Parties shall have any express or implied duty to the ABL Agent or any other ABL Secured Party, and none of the ABL Agent or the other ABL Secured Parties shall have any express or implied duty to any Term Agent or any other Term Secured Party, to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor (including any ABL Documents or any Term Documents), regardless of any knowledge thereof that they may have or be charged with.

SECTION 7.03. No Waiver of Lien Priorities. No right of the Agent or any other Secured Party of any Class to enforce any provision of this Agreement or any Credit Document of such Class shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by any Agent or any other Secured Party, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement or any Credit Document, regardless of any knowledge thereof that any Agent or any other Secured Party may have or be otherwise charged with.

SECTION 7.04. No Marshalling. Until the Discharge of Obligations of such other Class, each Agent, for itself and on behalf of its Related Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of any marshaling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to any Collateral subject to any Senior Lien of the Agent or any other Secured Party of the other Class or any other similar rights a junior secured creditor may have under applicable law.

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SECTION 7.05. Obligations Unconditional. All rights, interests, agreements and obligations of each Agent and its Related Secured Parties hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Credit Document;

(b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any Obligations of any Class, or any Amendment, including any increase in the amount of the obligations thereunder, whether in writing or by course of conduct or otherwise, of the terms of any Credit Document;

(c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any Amendment, whether in writing or by course of conduct or otherwise, of all or any Obligations of any Class or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of any Obligations or this Agreement or any Agent or any Secured Party in respect of this Agreement.

ARTICLE VIII

Miscellaneous

SECTION 8.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(a) if to the ABL Agent, to JPMorgan Chase Bank, N.A., 270 Park Avenue, 44th Floor, Mail Code: NY1-K855, New York, NY 10017, Attention: Donna DiForio (Fax No. (646) 534-2274); and

(b) if to the Term Agent, to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 10 South Dearborn, Chicago, Illinois 60603, Attention of Margaret Seweryn (Fax No. (888) 292-9533).

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by fax shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have

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been given at the opening of business on the next business day for the recipient). As agreed to between the Agents from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person. Any Agent may change its address or facsimile number for notices and other communications hereunder by notice to the other Agent.

SECTION 8.02. Conflicts. In the event of any express conflict between the provisions of this Agreement and the provisions of any Credit Document, the provisions of this Agreement shall govern and control.

SECTION 8.03. Effectiveness; Continuing Nature of this Agreement. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of Lien subordination, and the Secured Parties of any Class may continue, at any time and without notice to the Agent or any other Secured Party of the other Class, to extend credit and other financial accommodations and lend monies to or for the benefit of any Grantor constituting their Obligations in reliance hereon. Each Agent, for itself and on behalf of its Related Secured Parties, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The parties hereto acknowledge and agree that this Agreement is a “subordination agreement” within the meaning of, and is enforceable under, Section 510(a) of the Bankruptcy Code, and the terms hereof shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. All references to any Grantor shall include such Grantor as debtor and debtor-in-possession and any receiver or trustee for such Grantor, as the case may be, in any Insolvency or Liquidation Proceeding.

SECTION 8.04. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

SECTION 8.05. Amendments; Waivers. (a) No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

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(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the ABL Agent and the Term Agent.

SECTION 8.06. Information Concerning Financial Condition of Grantors. Each Agent, for itself and on behalf of its Related Secured Parties, acknowledges that no Agent or any other Secured Party shall be responsible for keeping the Agent or any other Secured Party of the other Class informed of (a) the financial condition of any Grantor or (b) any other circumstances bearing upon the risk of nonpayment of the Obligations of any Class. No Agent or any other Secured Party of any Class shall have any duty to advise the Agent or any other Secured Party of the other Class of information known to it regarding such condition or any such circumstances or otherwise. In the event the Agent or any other Secured Party of any Class, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Agent or any other Secured Party of the other Class, it shall be under no obligation (i) to make, and neither the Agent nor any other Secured Party of such Class shall make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion, (iii) to undertake any investigation or (iv) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

SECTION 8.07. Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that any Agent or any other Secured Party of any Class pays over to the Agent or any other Secured Party of the other Class under the terms of this Agreement, the Agent or Secured Party making such payment shall be subrogated to the rights of the Agent and Secured Party receiving such payment; provided that the Agent making such payment, for itself and on behalf of its Related Secured Parties, hereby agrees that none of them shall assert or enforce any such rights of subrogation they may acquire as a result of any such payment until the Discharge of Obligations of the other Class has occurred.

SECTION 8.08. Application of Payments. All payments received by any Agent or any other Secured Party of any Class may be applied, reversed and reapplied, in whole or in part, to such part of the Obligations of such Class as shall be provided in the applicable Credit Documents of such Class.

SECTION 8.09. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY

39

HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 8.11. Jurisdiction; Consent to Service of Process. (a) Each Agent agrees, for itself and on behalf of its Related Secured Parties, that each of them hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims arising out of or relating to this Agreement brought by any of them shall be brought, and shall be heard and determined, exclusively in such New York State or, to the extent permitted by law, in such Federal court. Each Agent agrees, for itself and on behalf of its Related Secured Parties, that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each Agent, for itself and on behalf of its Related Secured Parties, hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court. Each Agent, for itself and on behalf of its Related Secured Parties, hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each Agent irrevocably consents to service of process in the manner provided for notices in Section 8.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 8.12. Further Assurances. Each Agent, for itself and on behalf of its Related Secured Parties, agrees that each of them will take such further action and will execute and deliver such additional documents and instruments (in recordable form, if requested) as the other Agent may reasonably request to effectuate the terms of and the relative Lien priorities contemplated by this Agreement.

SECTION 8.13. Specific Performance. Each Agent may demand specific performance of this Agreement. Each Agent, for itself and on behalf of its Related Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any other Agent or any of its Related Secured Parties.

40

SECTION 8.14. Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 8.15. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

SECTION 8.16. Authorization. By its signature, each Agent represents and warrants to the other Agent that it is duly authorized to execute and deliver this Agreement.

SECTION 8.17. Parties in Interest. This Agreement shall be binding upon, and shall inure to the benefit of, each Agent and its successors and assigns, as well as each other Secured Party, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. Without limiting the generality of the foregoing, (a) any Person to whom any Lender assigns or otherwise transfers all or any portion of any Obligation in accordance with the applicable Credit Documents shall become vested with all the rights and obligations in respect thereof granted to such Lender, without any further consent or action of the other Secured Parties, and (b) any counterparty to a Swap Agreement or an agreement relating to Banking Services Obligations that accepts the benefit of any Collateral in accordance with the ABL Collateral Documents or the Term Collateral Documents, as applicable, shall be deemed to have agreed to be bound by the terms of this Agreement. No other Person, including any Grantor, any debtor-in-possession or any receiver or trustee in any Insolvency or Liquidation Proceeding, shall have or be entitled to assert any rights or benefits hereunder.

SECTION 8.18. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of (a) the ABL Agent and the other ABL Secured Parties and (b) the Term Agent and the other Term Secured Parties. Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the ABL Obligations and the Term Obligations as and when the same shall become due and payable in accordance with their terms.

41

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

JPMORGAN CHASE BANK, N.A., as ABL Agent,

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Term Agent,

By:
Name:
Title:

[Signature Page to the Intercreditor Agreement]

EXHIBIT F

[FORM OF] INTEREST ELECTION REQUEST

JPMorgan Chase Bank, N.A.

as Administrative Agent

270 Park Avenue, 44th Floor

Mail Code: NY1-K855

New York, New York 10017

Attention: Donna DiForio

Fax: (646) 534-2274

[Date]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of January 3, 2011, as further amended and restated as of June 14, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Ascena Retail Group, Inc., a Delaware Corporation (the “Borrower Representative”), the Borrowing Subsidiaries party thereto, the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement.

This notice constitutes an Interest Election Request and the Borrower Representative hereby gives you notice, pursuant to Section 2.08 of the Credit Agreement, that it requests the conversion or continuation of a Revolving Borrowing under the Credit Agreement, and in connection therewith the Borrower Representative specifies the following information with respect to such Borrowing and each resulting Borrowing:

1. Borrowing to which this request applies
Borrower:
Principal Amount:
Type[1]:
Interest Period[2]:

2. Effective date of this election[3]:

[1]	Specify whether the Borrowing to which this request applies is an ABR Borrowing or a Eurodollar Borrowing.
[2]	Applicable only if the Borrowing to which this request applies is a Eurodollar Borrowing.
[3]	Must be a Business Day.

3. Resulting Borrowing[s][4]
Principal Amount[5]:
Type[6]:
Interest Period[7]:

Very truly yours,

ASCENA RETAIL GROUP, INC., as Borrower Representative,

By:

Name:
Title:

[4]

If different options are being elected with respect to different portions of the Borrowing specified in item 1 above, provide the information required by this item 3 for each resulting Borrowing. Each resulting Borrowing shall be in an aggregate amount that is an integral multiple of, and not less than, the amount specified for a Borrowing of such Type in Section 2.02(c) of the Credit Agreement.

[5]	Indicate the principal amount of the resulting Borrowing and the percentage of the Borrowing in item 1 above.
[6]	Specify whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing.
[7]

Applicable only if the resulting Borrowing is to be a Eurodollar Borrowing. Shall be subject to the definition of “Interest Period” and can be a period of one, two, three or six months’ (or, if agreed to by each Lender, nine or twelve months’) duration. Cannot extend beyond the Maturity Date. If an Interest Period is not specified, then the Borrower Representative shall be deemed to have selected an Interest Period of one month’s duration.

EXHIBIT G

[FORM OF] SUPPLEMENTAL PERFECTION CERTIFICATE

Reference is made to the (a) Amended and Restated Credit Agreement dated as of January 3, 2011, as further amended and restated as of June 14, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), among Ascena Retail Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries party thereto, the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and (b) Term Credit Agreement dated as of June 14, 2012 (as it may be amended, supplemented or otherwise modified, the “Term Credit Agreement” and, together with the ABL Credit Agreement, the “Credit Agreements”), among the Company, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity under each Credit Agreement, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreements, Restated Security Agreement and Collateral Agreement referred to therein, as applicable.

This Certificate is dated as of [ ], 20[ ] and is delivered pursuant to Section 5.01(f) of the ABL Credit Agreement and Section 5.01(e) of the Term Credit Agreement (this Certificate and each other Certificate heretofore delivered pursuant to Section 5.01(f) of the ABL Credit Agreement and Section 5.01(e) of the Term Credit Agreement being referred to as a “Supplemental Perfection Certificate”), and supplements the information set forth in the Perfection Certificate delivered on the Second Restatement Effective Date (as supplemented from time to time by the Supplemental Perfection Certificates delivered after the Second Restatement Effective Date and prior to the date hereof, the “Prior Perfection Certificate”); provided that Sections 2 and 15 (and the Schedules related thereto) shall be deemed a part of the Supplemental Perfection Certificate solely with respect to the ABL Credit Agreement.

The undersigned, an executive officer or a Financial Officer of the Company, solely in his capacity as an officer, and not individually, hereby certifies to the Administrative Agent and each other Lender Party and Secured Party with respect to the Company and the Subsidiaries, as follows:

SECTION 1. Reserved.

SECTION 2. Except as set forth on Schedule 2 hereto,1 Schedule 2 to the Prior Perfection Certificate sets forth, with respect to each Loan Party, the name and address of any Person in the United States other than a Loan Party that has possession of any Collateral, other than (a) any Inventory in transit with a common carrier, (b) any Inventory maintained at a third party warehouse location where such Collateral is held for not more than 60 days pending delivery to a retail store upon the initial opening thereof

[1]	Schedule 2 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 2 to the Prior Perfection Certificate that are required in order for the information set forth on Schedule 2 to the Prior Perfection Certificate, when combined with the information set forth on Schedule 2 hereto, to constitute a true and complete list of the name and address of each such Person.

(including the initial opening after the renovation or remodeling of a store) and (c) any Inventory in possession of any such Person if the aggregate fair value of all such Inventory in possession of such Person does not exceed $1,000,000.

SECTION 3. Reserved.

SECTION 4. Reserved.

SECTION 5. Reserved.

SECTION 6. Equity Interests. Except as set forth on Schedule 6 hereto,2 Schedule 6 to the Prior Perfection Certificate sets forth a true and complete list, for each Loan Party, of all the stock, partnership interests, limited liability company membership interests or other Equity Interests owned by such Loan Party, specifying the issuer and certificate number of, and the number and percentage of ownership represented by, such Equity Interests.

SECTION 7. Debt Instruments. Except as set forth on Schedule 7 hereto,3 Schedule 7 to the Prior Perfection Certificate sets forth a true and complete list, for each Loan Party, of all promissory notes and other evidence of Indebtedness evidencing (a) Indebtedness of the Company, the Acquired Company or any of their respective Subsidiaries owing to such Loan Party and (b) Indebtedness of any other Person in the principal amount of $5,000,000 or more held by such Loan Party, specifying the creditor and debtor thereunder and the type and outstanding principal amount thereof.

SECTION 8. Mortgaged Property. Except as set forth on Schedule 8 hereto,4 Schedule 8 to the Prior Perfection Certificate sets forth a true and complete list, with respect to each Mortgaged Property, of (a) the exact name of the Person that owns such property, as such name appears in its certificate of organization, (b) if different from the name identified pursuant to clause (a) above, the name of the current record owner of such property, as such name appears in the records of the county recorder’s office for such property identified pursuant to clause (c) below, and (c) the county recorder’s office in which a Mortgage with respect to such property must be filed or recorded in order for the Administrative Agent to provide constructive notice to third parties of its mortgage lien.

[2]

Schedule 6 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 6 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.

[3]

Schedule 7 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 7 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.

[4]

Schedule 8 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 8 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.

2

SECTION 9. Intellectual Property. Except as set forth on Schedule 9 hereto,5 Schedule 9 to the Prior Perfection Certificate sets forth, in proper form for filing with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, a true and complete list of each Loan Party’s (a) Copyrights, Copyright Applications and exclusive Copyright Licenses (where a Loan party is a licensee), (b) Patents and Patent Applications and (c) Trademarks and Trademark Applications, in each case specifying the name of the registered owner, title, type or mark, registration or application number, expiration date (if already registered) or filing date, a brief description thereof and, if applicable, the licensee and licensor.

SECTION 10. Commercial Tort Claims. Except as set forth on Schedule 10 hereto,6 Schedule 10 to the Prior Perfection Certificate sets forth a true and complete list of commercial tort claims in excess of $1,000,000 held by any Loan Party, including a brief description thereof.

SECTION 11. Deposit Accounts. Except as set forth on Schedule 11 hereto,7 Schedule 11 to the Prior Perfection Certificate sets forth a true and complete list of all Deposit Accounts maintained by each Loan Party, other than (a) any Deposit Account that is an operating account maintained by any Loan Party solely for the use of one of its retail stores (or a group of 80 or fewer retail stores) in which payments received from customers are deposited and which is not an account to which amounts held in other deposit accounts of the Loan Parties are swept, (b) any Deposit Account that is a zero balance disbursement account the funds in which are used solely for the payment of salaries and wages and (c) any Deposit Account that is a zero balance disbursement account the funds in which are used solely for payment of medical or insurance reimbursement, workers’ compensation and similar expenses, in each case specifying the name and address of the depositary institution, the type of account (including whether such Deposit Account is a Concentration Account) and the account number.

SECTION 12. Securities Accounts. Except as set forth on Schedule 12 hereto,8 Schedule 12 to the Prior Perfection Certificate sets forth a true and complete list of all securities accounts maintained by each Loan Party, specifying the name and address of the financial institution holding the securities account (including a securities intermediary or commodities intermediary), the type of account and the account number.

[5]

Schedule 9 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 9 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.

[6]

Schedule 10 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 10 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.

[7]

Schedule 11 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 11 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.

[8]

Schedule 12 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 12 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.

3

SECTION 13. Letter of Credit Rights. Except as set forth on Schedule 13 hereto,9 Schedule 13 to the Prior Perfection Certificate sets forth a true and complete list of all letters of credit issued in favor of any Loan Party as the beneficiary thereunder, other than any such letters of credit that constitute “Supporting Obligations” within the meaning of the UCC.

SECTION 14. Chattel Paper. Except as set forth on Schedule 14 hereto,10 Schedule 14 to the Prior Perfection Certificate sets forth a true and complete list, for each Loan Party, of all chattel paper (whether tangible or electronic), specifying the Loan Party and obligor thereunder, the type, the due date and outstanding principal amount thereof.

SECTION 15. Credit Card Agreements. Except as set forth on Schedule 15 hereto,11 Schedule 15 to the Prior Perfection Certificate sets forth a true and complete list of each Credit Card Agreement to which any Loan Party is a party.

[Signature page follows]

[9]

Schedule 13 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 13 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.

[10]

Schedule 14 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 14 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.

[11]

Schedule 15 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 15 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.

4

IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this [    ] day of [        ], 20[    ].

ASCENA RETAIL GROUP, INC.,

by

Name:
Title:

5

Schedule 2

Other Persons in Possession of Collateral

Loan Party	Name and Address of Other Persons that have possession of any Collateral (including county)

Schedule 6

Equity Interests

Loan Party	Issuer	Type of Organization	Number of Shares Owned	Total Shares Outstanding	Percentage of Interest Pledged	Certificate No. (if uncertificated, please indicate so)

S6-2

Schedule 7

Debt Instruments

Loan Party	Debtor	Type of Instrument	Outstanding Principal Amount

Schedule 8

Mortgaged Property

Loan Party/Name of Owner	Name/Address/City/State/Zip Code	County/ Parish	UCC Filing Office/Local Filing Office

Schedule 9

Intellectual Property

I.	Copyrights

Registered Owner	Title	Registration Number	Expiration Date

II.	Copyright Applications

Registered Owner	Title	Application Number	Date Filed

III.	Exclusive Copyright Licenses (where a Loan Party is a licensee)

Licensee	Licensor	Title	Registration Number	Expiration Date

IV.	Patents

Registered Owner	Title of Patent	Country	Type	Registration Number	Issue Date	Expiration

V.	Patent Applications

Registered Owner	Title of Patent	Country	Type	Application Number	Date Filed

VI.	Trademarks

Registered Owner	Mark	Country	Application No.	Registration No.	Registration Date	Expiration Date

VII.	Trademark Applications

Registered Owner	Mark	Country	Application No.	Filing Date

Schedule 10

Commercial Tort Claims

Schedule 11

Deposit Accounts

Loan Party	Depositary Institution (including address)	Type of Account	Account Name and Number

Schedule 12

Securities Accounts

Loan Party	Financial Institution (including address)	Type of Account	Account Number

5

Schedule 13

Letters of Credit

LC Number	Issuing Bank	Beneficiary	Purpose	Issue Date	Expiration Date	Face Value

Schedule 14

Chattel Paper

Loan Party	Obligor	Type (Tangible/Electronic)	Due Date	Outstanding Principal Amount

Schedule 15

Credit Card Agreements

6

EXHIBIT H

[FORM OF] JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of [    ], 20     (this “Agreement”), is entered into between [ENTITY NAME OF THE NEW SUBSIDIARY], a [type of entity and jurisdiction of organization]1 (the “New Subsidiary”), and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) under that certain Amended and Restated Credit Agreement, dated as of January 3, 2011, as further amended and restated as of June 14, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Ascena Retail Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries party thereto, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

The New Subsidiary and the Administrative Agent, for the benefit of the Lenders, hereby agree as follows:

1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a Loan Guarantor for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder, in each case as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement. Without limiting the generality of the foregoing, the New Subsidiary hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent, the Lenders, the Issuing Banks and the other Lender Parties, as provided in Article X of the Credit Agreement (and subject to the limitations set forth in Section 10.10 of the Credit Agreement), the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, by acceleration or otherwise) strictly in accordance with the terms thereof, and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, upon acceleration or otherwise) the New Subsidiary will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

[1]	Shall be a Domestic Subsidiary.

2. The New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Subsidiary upon the execution of this Agreement by the New Subsidiary.

3. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when a counterpart hereof executed on behalf of the New Subsidiary shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon the New Subsidiary and the Administrative Agent and their respective successors and permitted assigns, and shall inure to the benefit of the New Subsidiary, the Administrative Agent and the other Lender Parties and their respective successors and assigns, except that the New Subsidiary may not assign or otherwise transfer any of its rights or obligations hereunder or any interest herein (and any attempted assignment or transfer by the New Subsidiary shall be null and void), except as expressly contemplated by the Credit Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

4. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[NEW SUBSIDIARY],

by:

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by:

Name:
Title:

EXHIBIT I-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of January 3, 2011, as further amended and restated as of June 14, 2012 (as amended, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), among Ascena Retail Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries party thereto, the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.17 of the Amended and Restated Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Revolving Loan(s) (as well as any note(s) evidencing such Revolving Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Company or any of its Subsidiaries within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Company or any of its Subsidiaries as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower Representative with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower Representative and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower Representative and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Amended and Restated Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: , 20[ ]

EXHIBIT I-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of January 3, 2011, as further amended and restated as of June 14, 2012 (as amended, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), among Ascena Retail Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries party thereto, the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.17 of the Amended and Restated Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Company or any of its Subsidiaries within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Company or any of its Subsidiaries as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Amended and Restated Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: , 20[ ]

EXHIBIT I-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Amended and Restated Credit Agreement dated as of January 3, 2011, as further amended and restated as of June 14, 2012 (as amended, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), among Ascena Retail Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries party thereto, the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.17 of the Amended and Restated Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Company or any of its Subsidaries within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Company or any of its Subsidiaries as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Amended and Restated Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: , 20[ ]

EXHIBIT I-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Amended and Restated Credit Agreement dated as of January 3, 2011, as further amended and restated as of June 14, 2012 (as amended, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), among Ascena Retail Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries party thereto, the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.17 of the Amended and Restated Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Amended and Restated Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Company or any of its Subsidiaries within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Company or any of its Subsidiaries as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower Representative with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower Representative and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower Representative and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Amended and Restated Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: , 20[ ]